        Hartford Life Insurance Company--
        Putnam Capital Manager Trust
        Separate Account

        Hartford Life Insurance Company--
        Putnam Capital Manager Trust
        Separate Account
        Variable Life One

        Hartford Life Insurance Company--
        Putnam Capital Manager Trust
        Separate Account Five

        ITT Hartford Life and Annuity
        Insurance Company--
        Putnam Capital Manager Trust
        Separate Account Two

        ITT Hartford Life and Annuity
        Insurance Company--
        Putnam Capital Manager Trust
        Separate Account Five

[ART APPEARS HERE]

       .PCM Voyager Fund
       .PCM Global Growth Fund
       .PCM Growth and Income Fund
       .PCM Global Asset Allocation Fund
       .PCM High Yield Fund
       .PCM U.S. Government and High Quality Bond Fund
       .PCM Money Market Fund
       .PCM Utilities Growth and Income Fund
       .PCM Diversified Income Fund
       .PCM New Opportunities Fund
       .PCM Asia Pacific Growth Fund

        A series of mutual fund portfolios for variable annuity plan investors offered in conjunction with Hartford Life Insurance Company

ANNUAL REPORT
December 31, 1995

                              [LOGO APPEARS HERE]

                            BOSTON - LONDON - TOKYO

TO THE CONTRACT-HOLDERS AND POLICY-HOLDERS OF PUTNAM CAPITAL MANAGER SEPARATE ACCOUNTS
The world's financial markets experienced mixed, although mostly positive, re-sults during the 12 months ended December 31, 1995. U.S. markets were among the strongest, though other global markets also performed well. Early in the year, a number of major events challenged investors, who then had to sort out the effects and potential for each individual market. As always, markets in each country, with their distinct combination of economic, political, and in-terest rate conditions, responded uniquely to these events. Within each of the 11 PCM portfolios, managers utilized sophisticated research and analysis tech-niques to identify what they believed to be the most appropriate investment opportunities.

EQUITIES
 . UNITED STATES The U.S. stock market demonstrated continuous strength throughout fiscal 1995, as the Standard & Poor's 500 Index(R) achieved new highs and the U.S. market outpaced other major world equity markets. Moderate economic growth, solid corporate profits, low inflation, and declining inter-est rates provided a favorable backdrop for a rally that continued throughout the year. For much of the year, the market favored stocks of larger, more es-tablished companies, although smaller-capitalization stocks also did quite well. In terms of sectors, high technology, particularly semiconductor stocks, were far and away the big winners until a midyear correction. Interest-rate-sensitive stocks also did well, particularly financial services and utilities, both of which made progress toward recovering from 1994's declines.

 . EUROPE Despite fundamental economic strength throughout much of Western Eu-rope, stock market returns in these countries have been largely uninspired throughout the fiscal period. One exception was the United Kingdom, where stocks in industries ranging from financial services to oil exploration and consumer services have produced handsome returns for many Putnam portfolios. The Netherlands was another bright spot, where ongoing strength in consumer and industrial sectors also produced solid returns. France and Germany, in particular, continue to struggle with overpriced currencies and onerous unem-ployment.

 . PACIFIC RIM Current economic events in the region may test the conviction of some, but we continue to believe Asia represents an exceptional opportunity for investors with a long-term perspective. Pacific Rim economies continue to grow and develop dramatically, and even Japan's economic difficulties are be-ginning to show some signs of abating. During the annual period, this strength translated into solid returns from stocks in Hong Kong, with a short rally in Thailand and mixed results from Singapore, Malaysia, and Indonesia.

FIXED INCOME
 . UNITED STATES U.S. government securities performed extremely well during this year's surging bond market and, in fact, Treasury bonds -- especially long-term issues -- were among the period's top-performing asset classes. Early in the year, mortgage-backed securities largely outperformed Treasuries. But by spring, Treasuries took the lead, as mortgage-backed securities began to suffer from an increase in mortgage prepayments. Prepayments typically ac-celerate as mortgage holders rush to refinance in response to falling long-term interest rates, consequently diminishing the value of mortgage-backed securities. Indeed, this trend remained somewhat steady throughout the remain-der of the fiscal year, and Treasuries continued to outperform the market. In-vestment-grade corporate securities performed exceptionally well throughout the period. The restructuring wave in corporate America, along with minimal new issuance, provided a positive, fundamental, and technical backdrop.

 . GLOBAL For much of the period, the Japanese bond market outpaced all other major bond markets, reflecting the weakness of the Japanese economy. Early in the fiscal year, other core bond markets including Germany, the Netherlands, the United Kingdom, and France were offering relatively high real yields. By late spring, however, the U.S. bond market rally had pushed nominal yields lower and bond prices higher worldwide. This created the right conditions for strong performance from Europe's higher-yielding peripheral countries, like Italy, Sweden, and Spain, which face high budget deficits and significant funding needs. The Canadian market also performed quite well, benefiting hand-somely from the vote against Quebec sovereignty in October.

 . HIGH YIELD The high-yield market has continued to perform extremely well. In general, corporate profits have remained strong, which, in turn, has allowed companies to pay down debt and improve their balance sheets. New issuance lev-els have been low relative to those of recent years, while investor demand has continued unabated. Although there have been a few highly publicized defaults, the high-yield market is a dynamic, growing market now approaching $325 bil-lion in size and encompassing a variety of industries. The unrelenting pace of merger and acquisition activity has also created improving credit situations among issuers in industries such as health care, entertainment, cable televi-sion, and finance.

PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

TOTAL RETURN     PCM     PCM     PCM        PCM           PCM    PCM              PCM    PCM         PCM         PCM
AT UNIT VALUE    Voyager Global  Growth and Global        High   U.S. Government  Money  Utilities   Diversified New
(as of           Fund    Growth  Income     Asset Alloca- Yield  and High Quality Market Growth and  Income      Opportunities
12/31/95)*               Fund    Fund       tion Fund     Fund   Bond Fund        Fund   Income Fund Fund        Fund
------------------------------------------------------------------------------------------------------------------------------
1 year            38.71  14.06      34.81       22.97      16.67      18.77        4.05     29.25       17.47        42.85
 ..............................................................................................................................
5 years          153.62  62.05      90.98       68.49     125.19      52.46       15.22       --          --           --
 ..............................................................................................................................
 annualized       20.46  10.14      13.81       11.00      17.63       8.80        2.87       --          --           --
 ..............................................................................................................................
Life (since
 2/1/88)         225.21  49.63+    172.01      100.87     103.90      84.48       37.89     40.75++     13.02(S)     53.12**
 ..............................................................................................................................
 annualized       16.06   7.37      13.47        9.21       9.41       8.04        4.14      9.76        5.49        29.06
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
AT CDSC
(as of
12/31/95)*
 ..............................................................................................................................
1 year            33.31   8.66      29.41       17.57      11.27      13.37       -1.35     23.85       12.07        37.45
 ..............................................................................................................................
5 years          150.02  58.45      87.37       64.89     121.59      48.86       11.61       --          --           --
 ..............................................................................................................................
 annualized       20.11   9.64      13.38       10.52      17.25       8.28        2.22       --          --           --
 ..............................................................................................................................
Life (since
 2/1/88)         223.40  46.03+    170.21       99.07     102.10      82.68       36.08     36.25++      7.62(S)     47.72**
 ..............................................................................................................................
 annualized       15.97   6.91      13.37        9.08       9.29       7.91        3.97      8.79        3.25        26.39
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN     PCM
AT UNIT VALUE    Asia
(as of           Pacific
12/31/95)*       Growth
                 Fund
------------------------------------------------------------------------------------------------------------------------------
1 year
 ..............................................................................................................................
5 years
 ..............................................................................................................................
 annualized
 ..............................................................................................................................
Life (since
 2/1/88)           1.35++
 ..............................................................................................................................
 annualized
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
AT CDSC
(as of
12/31/95)*
 ..............................................................................................................................
1 year
 ..............................................................................................................................
5 years
 ..............................................................................................................................
 annualized
 ..............................................................................................................................
Life (since
 2/1/88)          -4.05++
 ..............................................................................................................................
 annualized
------------------------------------------------------------------------------------------------------------------------------

  * This performance summary and the unit value and performance data included in the following subaccount discussions apply only to Putnam Capital Manager variable annuity contracts. Performance data for variable life insurance policies are not included.
    All total return figures at CDSC are for subaccounts of the Hartford Life Insurance Company Separate Account and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures at CDSC reflect deductions for a maximum 6% contingent deferred sales charge. Actual applicable CDSCs may be lower and decline over a period of years. The underlying mutual funds were active before the effective dates for other separate accounts. Performance data represent past results, with no adjustments made for taxes on reinvested distributions payable upon withdrawal. Future unit values and investment returns may vary so an investor's units, when redeemed, may be worth more or less than their original cost. Performance for other separate accounts will differ.
  + Date of inception: May 1, 1990.
 ++ Commencement of operations: May 4, 1992. The fund's inception date is
    May 1, 1992.
(S) Date of inception: September 15, 1993.
 ** Date of inception: May 2, 1994.
 ++ Date of inception: May 1, 1995. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

PCM VOYAGER FUND
SUB-ACCOUNT

Astute stock selection amid a particularly strong stock market environment en-abled PCM Voyager Fund subaccount to tally impressive returns during the an-nual period ended December 31, 1995. Healthy corporate earnings produced price appreciation in numerous fund holdings, once again confirming the value of our emphasis on bottom-up individual stock selection and investing for long-term results. Total return was 38.71% at unit value for the fiscal year.

Unquestionably, technology was the main industry sector that enhanced fund performance over the period. Semiconductor companies were the strongest per-formers, although their growth was dampened by a midyear correction. Slower growth also afflicted the networking and telecommunications areas. Among the fund's foundation growth stock holdings, Internet-related companies were some of the big winners. In the portfolio's midsize "premier growth stock" sector, on-line services and networking-related equipment company stocks also per-formed quite well.

Medical devices, biotechnology, selected specialty retail, business services, financial, and radio communication stocks also contributed strong returns for the fund. Within the health care area, we recently added some health mainte-nance organization stocks, which we believe offered compelling values and have proceeded to rally quite nicely since we purchased them. We are also beginning to build up the fund's weighting in the biotechnology and pharmaceutical areas. Stocks of most companies in this industry have been discounted since 1991; now, many have drugs in the final stages of testing that should reach the market in the next year or two. We continue to see strong potential in health care, the communications subset of technology, and perhaps even some semiconductor stocks. Because there is concern about the economy and corporate earnings ahead, we want the fund to be invested in companies that deliver earnings despite economic conditions.

The communications industry is experiencing explosive growth around the world, so we continue to see opportunity there. In semiconductors, a broad selloff has uncovered a soft bottom to prices, which could spell opportunity given their important role in the global communications explosion.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------------
PORTFOLIO
Stocks of "emerging growth" companies with significant growth potential and established companies with positive growth prospects
-------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                        $32.52
-------------------------------------------------------------------------------
PCM GLOBAL GROWTH FUND
SUB-ACCOUNT

Although the U.S equity market soared to new heights over the past 12 months, international stock markets stayed closer to the ground. PCM Global Growth Fund's substantial stake in U.S. equities -- approximately one third -- helped boost the subaccount's overall returns. However, like most global stock in-vestments, the subaccount posted subdued performance for the annual period. Total return at unit value was 14.06% for the 12 months ended December 31, 1995.

However, we believe global markets may well experience a return to vigor, spurred in part by declining worldwide interest rates. Although no one can ever predict such things with certainty, Putnam Management sees mounting evi-dence of gathering strength in equities abroad; in fact, we believe interna-tional equities may well outperform U.S. equities in the year ahead. Although there can never be any assurance, there is good reason to believe that, as in the past, patient investors in global stocks will be well rewarded over time.

We believe Asia represents an exceptional opportunity for investors with a long-term perspective. Many of the region's countries are enjoying strong rates of economic growth, in part sparked by their highly efficient, educated, and inexpensive work forces. We believe the problems currently besetting the region -- especially Japan -- will prove temporary, and we are optimistic that these markets will soon begin to reflect the underlying strength of their economies. Over the past several months, we have seen strong performance from the fund's Hong Kong holdings and certain Singapore holdings, although on bal-ance, the Singapore position did depress fund returns during the year. Condi-tions in Japan, however, are probably the sharpest negative factor affecting both the region and some fund holdings.

Among the fund's European holdings, we have emphasized those in the United Kingdom, investing in a full spectrum of British industries. Performance from other European holdings, including France, the Netherlands, and Switzerland, was somewhat uninspired. In U.S. equities, we continue to find value and prom-ising growth prospects in medium-sized companies. Looking ahead, we believe the fund is well positioned to benefit from an expected renewal in strength in equity markets around the world.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------------
PORTFOLIO
An internationally diversified common stock portfolio
-------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                        $14.96
-------------------------------------------------------------------------------

Foreign investments may be subject to certain risks, such as currency fluctua-tions and political developments, that are not present with domestic invest-ments.
                                       4

PCM GROWTH AND INCOME FUND
SUB-ACCOUNT

Overweighting in the financial stock sector, along with careful individual stock selection among diverse industries enabled PCM Growth and Income Fund subaccount to deliver superior returns for fiscal 1995. The fund's impressive performance was achieved against a backdrop of favorable market conditions in which both stock and bond markets rallied and long-term interest rates gradu-ally stabilized to comfortable lows. Total return was 34.81% at unit value for the 12 months ended December 31, 1995.

Since the start of 1995, the stock market has demonstrated significant strength, seasoned with a dash of caution. During most of the fiscal period, the market tended to favor stocks of larger, more established companies, the types of stocks in which the fund primarily invests. Interest-rate-sensi-tive stocks in particular performed quite well and in early 1995, we increased the fund's exposure to them. One such sector is insurance and finance, whose stocks made up nearly 20% of the fund's net assets at its highest point during the year.

In addition to the heavy weighting in insurance and bank stocks, Putnam's in-tensive, bottom-up research enabled us to assemble a widely diversified port-folio of stocks in other industries that also delivered solid results this year. Many of these companies were undergoing positive changes such as recent restructurings, cost-cutting, product line enhancements, and management changes.

We also believe that the growth of emerging economies will continue to benefit many U.S. corporations, particularly consumer product companies with a global perspective. Therefore, we have added many of these names to the fund's port-folio.

The fund also had a high weighting in utility stocks, particularly telephone companies, which gained roughly 10% during the year. Retail and automotive stocks were two sectors that did not serve the fund well. Fortunately, the fund's small positions helped minimize any negative impact.

Toward the end of the year, we began to position the fund for a possible soft landing or mild recession sometime in the coming fiscal year. Reflecting this shift, we took profits in the financial sector and began taking advantage of good values in early cyclical and industrial stocks which historically perform well in a slowing economy.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
-------------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks and convertible securities
-------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                        $27.20
-------------------------------------------------------------------------------
PCM GLOBAL ASSET ALLOCATION FUND
SUB-ACCOUNT

PCM Global Asset Allocation Fund subaccount's asset allocation investment ap-proach proved effective in fiscal 1995. Total return at unit value was 22.97% for the 12 months ended December 31, 1995.

Both the U.S. stock market and bond market performed extremely well during most of the period. With the exception of a short lull in July and August, the stock market rallied almost continuously throughout the period in the face of moderate economic growth, low inflation, and falling interest rates. Mean-while, an overweighted U.S. fixed-income position early in the year generated excellent results as interest rates declined and bond values climbed. We moved to a more neutral bond allocation later in the year as we took advantage of the values created by 1994's dramatic selloffs to capture solid profits for the fund.

International equity markets were fairly unsettled throughout 1995, with both emerging markets and Japan enduring tough conditions early in the year. Japan has spent much of the 1990s mired in recession, a situation exacerbated by ma-jor bank scandals in 1994 and looming trade problems with the United States. Emerging markets continue to experience bouts of volatility, although there were some positive months which contributed to fund performance when core mar-kets stalled.

In international bonds, the relative performance of U.S. versus non-U.S. bond markets has created exceptional yield opportunities abroad, particularly in core European markets. Meanwhile, the Japanese bond market has outpaced all other major bond markets, reflecting the weakness of the Japanese economy.

Looking ahead, although we believe U.S. corporate earnings should remain rela-tively strong through 1996, we are beginning to take a more cautious approach to the U.S. stock market and a relatively aggressive bond position. Overall, we currently anticipate non-U.S. bond markets should outperform the U.S. mar-ket this year, and are positioning the fund's holdings accordingly.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital
-------------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock and bond markets
-------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                        $20.09
-------------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctua-tions and political developments, that are not present with domestic invest-ments.
                                       5

PCM HIGH YIELD FUND
SUB-ACCOUNT

We are pleased to report that PCM High Yield Fund subaccount took full advan-tage of the opportunities that unfolded over the past 12 months. Amid a pro-nounced bull market for bonds, investors seemed particularly enamored of high-yield issues for most of the year. Utilizing Putnam's superior research capa-bilities to uncover opportunities throughout the high yield sector, the subaccount tallied an impressive 16.67% total return at unit value for the 12 months ended December 31, 1995.

During the first six months of the fiscal year, an extremely short supply drove up prices on both new issues and existing securities. However, during the second half, amid slowing economic growth and a few incidents of defaults investors began to place more emphasis on the creditworthiness of issuing com-panies and shifted into higher-quality issues. The resulting quest for more solid issues reaffirmed the value of your fund's consistent strategy of main-taining relatively high credit standards for high-yield investments.

Our outlook for corporate profits for 1996 remains favorable, especially in light of recent reductions in short-term interest rates. During the fourth quarter of 1995, we began to take profits on some higher-quality issues that had performed well and to reinvest proceeds into the B-rated sector of the market, which we believe will outperform higher-rated bonds in the first half of 1996 such as paper, chemical, and automotive securities, into telecommuni-cations, cable, utilities, health care, consumer nondurables, and a few gaming issues. These proved to be top-performing sectors in 1995, and we currently believe they will continue to benefit the fund in 1996.

We see many opportunities ahead in the high-yield market in today's slow-growth environment, and believe your fund is well positioned to continue its successful performance into fiscal 1996 and beyond.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital appreciation
-------------------------------------------------------------------------------
PORTFOLIO
Primarily high-yielding, lower-rated corporate bonds and notes
-------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                        $20.39
-------------------------------------------------------------------------------
High-yield securities are rated lower than investment-grade securities because there is a greater possibility that negative changes in the issuer's financial condition, or in general economic conditions, may hinder the issuer's ability to pay principal and interest on the securities.

PCM U.S. GOVERNMENT AND
HIGH QUALITY BOND FUND
SUB-ACCOUNT

Fiscal 1995 certainly was a positive year for PCM U.S. Government and High Quality Bond Fund subaccount. While the bond market's surge was instrumental in achieving the subaccount's sturdy performance, judicious investment strate-gies were essential in enabling us to take advantage of the rally. Total re-turn at unit value was 18.77% for the 12 months ended December 31, 1995.

Prudent management of the portfolio's duration was a key factor in performance during the year. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years.

In the first few months of the year, we kept the portfolio's duration rela-tively short to protect the fund's unit value as interest rates remained high. As the current bond-market rally picked up steam in response to slowing eco-nomic growth and moderate inflation, investors' fears of inflation gradually dissipated. This, in turn, pushed long-term interest rates lower. At the same time, we extended the portfolio's duration in order to capitalize on the in-terest-rate decline. While such a strategy can work against the fund if inter-est rates begin to rise, it proved enormously beneficial to performance over the past 12 months.

Strategic shifting of our mortgage-backed securities allocation was another integral component in the fund's performance. Throughout the year, the U.S. government sector was carefully positioned to take advantage of the attractive income potential of mortgage-backed securities. In the first half of the year, as interest rates fell, we maintained a relatively high weighting. When we felt that prepayment risk might begin to accelerate and diminish the value of the securities -- as we did at the midpoint of the fiscal year -- we signifi-cantly reduced fund holdings, emphasizing U.S. Treasury notes. High-quality corporate bonds, which make up about 26% of the portfolio, made a significant contribution to the fund's positive performance, thanks to careful selection and reflecting the bond markets strong rally.

Although there can never by any assurance, we believe low inflation and moder-ate economic activity will continue to provide a favorable backdrop for our investment strategies and continued solid performance by the fund.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with preservation of capital
-------------------------------------------------------------------------------
PORTFOLIO
Securities issued or backed by the full faith and credit of the U.S.
government or its agencies or instrumentalities plus corporate bonds rated A or above
-------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                        $18.45
-------------------------------------------------------------------------------
                                       6

PCM MONEY MARKET FUND
SUB-ACCOUNT

During the 12 months ended December 31, 1995, PCM Money Market Fund subaccount once again generated a competitive return. Our conservative approach of in-vesting in high-quality short-term investments provided a steady stream of in-come and a stable net asset value of $1.00 for the underlying fund. Our pri-mary challenge this year was to manage the fund effectively in an environment where the direction of interest rates changed course quickly.

At the end of 1994, economic growth remained strong and concerns about in-creased inflation dominated the financial markets. At that time, the Federal Reserve Board's anti-inflation policy of periodically raising short-term in-terest rates was in full force. Early in 1995, the success of the Fed's mone-tary policy became evident as the economy began to slow. By early summer, re-cession fears had even begun to mount, so the Fed reversed course and lowered short-term rates in July.

As interest rates fluctuated, we focused on maximizing income while at the same time maintaining a very high-quality portfolio of securities. To this end, when interest rates were rising, we shortened the average maturity of the portfolio. This allowed us to take advantage of incrementally higher yields. When interest rates began to decline, we reversed our approach and sought to lock in higher yields by lengthening the average maturity of the portfolio.

As always, we will carefully monitor the economy in the coming months. Because the Fed seems to have achieved its goal of lower inflation and a slower grow-ing economy, we believe interest rates could decline further. As a matter of course, we will continue to use Putnam's strong credit research and analytical abilities to uncover securities that we believe provide the highest quality and strongest income for the fund and will maintain our emphasis on stability of principal, high quality, and liquidity.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with preservation of capital and maintenance of liquidity
-------------------------------------------------------------------------------
PORTFOLIO
Primarily high-quality money market instruments
-------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                         $1.38
-------------------------------------------------------------------------------
An investment in PCM Money Market Fund, in which the subaccount invests, is neither insured nor guaranteed by the U.S. government. Accumulation units of a variable annuity money market fund will fluctuate in price. Upon annuitization, there can be no assurance that PCM Money Market Fund will be able to maintain a stable unit value of $1.00.

PCM UTILITIES GROWTH AND INCOME FUND
SUB-ACCOUNT

Our ability to shift between stocks and bonds in pursuit of capital growth and income was put to good use during the recent fiscal year. In fact, PCM Utili-ties Growth and Income Fund subaccount sailed nimbly through the year's bull markets, tallying a total return at unit value of 29.25% for the 12 months ended December 31, 1995.

After taking profits in the bond sector early in the year, we increased the stock portion of the portfolio to its largest allocation since inception, en-abling the fund to participate fully in market advances that reached several new highs. In general, we focused on the stocks of small to mid-size electric utilities that had been overlooked by the market and as a result were, in our view, attractively priced. We further refined our focus to emphasize companies in high-growth areas, mainly in the Southwest and Southeast, where we believe population growth and expanding markets tend to compensate for problems caused by increased competition. Smaller allocations to gas utility stocks and tele-phone stocks also made important contributions to fund returns during the period.

Signs of a softening economy, continued low inflation, and low interest rates are good news for utilities. More good news is being provided by the cost-cutting programs now underway at utility companies, which have generally lagged other companies in the search for increased productivity. Regulatory issues, mainly at the state level, bear watching, but we currently continue to favor electric utilities. We also see selected opportunities in telephone and gas investments. While our nonutility stocks have performed extremely well, we have lowered this allocation in view of our more positive outlook toward util-ity stocks.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
-------------------------------------------------------------------------------
PORTFOLIO
Common stocks and bonds issued by public utility companies
-------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                        $14.07
-------------------------------------------------------------------------------
                                       7

PCM DIVERSIFIED INCOME FUND
SUB-ACCOUNT

In contrast to 1994, fiscal 1995 for PCM Diversified Income Fund subaccount be-gan with a rally. Without a doubt, an improving environment of low inflation, declining interest rates, and moderate economic growth provided a positive backdrop for good performance. However, strategic asset allocation across the fund's sectors -- U.S. government, U.S. high-yield, and international -- en-hanced the portfolio's total return. Total return was 17.47% at unit value for the 12 months ended December 31, 1995.

The high-yield sector has continued to perform extremely well, benefiting from low levels of securities issuance and continued investor demand. Furthermore, relatively high corporate profits have allowed many high-yield issuers to pay down debt and improve their balance sheets. The unrelenting pace of mergers and acquisitions activity has created improving credit situations among many is-suers in various industries, resulting in price appreciation for many fund holdings.

Holdings in the fund's U.S. government sector also produced superior results. In large part, this was the result of our keeping the duration of the sector fairly long. As a measure of an investment's sensitivity to interest rates, du-ration plays a key role in performance. Longer duration can mean a more vola-tile portfolio -- but also one more likely to appreciate significantly when in-terest rates decline, as they did during the period. By concentrating the fund's holdings on a combination of U.S. Treasury notes and bonds, while trad-ing in and out of mortgage-backed securities, we maximized the portfolio's ability to participate fully in the bond market rally.

A series of defensive currency hedges during the first quarter slightly diluted performance of the fund's international holdings as the U.S. dollar weakened. By fiscal year's end, however, the sector had registered measurable improvement as on-target country and bond selections began to pay off.

Looking ahead, we currently anticipate no major changes in the fund's asset al-location and look for market and economic conditions to remain favorable as low inflation and slow economic growth provide a positive backdrop for attractive fixed-income performance in each of the fund's three sectors.
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income consistent with preservation of capital
--------------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across all three sectors of the bond market -- U.S. government securities, high-yield bonds and international instruments
--------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                         $11.30
--------------------------------------------------------------------------------
High-yield securities are rated lower than investment-grade securities because there is a greater possibility that negative changes in the issuer's financial condition, or in general economic conditions, may hinder the issuer's ability to pay principal and interest on the securities. Foreign investments may be subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.

PCM NEW OPPORTUNITIES FUND
SUB-ACCOUNT

Astute stock selection, coupled with a rising stock market and favorable condi-tions for the emerging growth stocks that make up PCM New Opportunities Fund's portfolio, enabled the subaccount to continue its record of superior returns this year. Total return at unit value was 42.85% for the 12 months ended Decem-ber 31, 1995.

Technology stocks boosted returns substantially during the period. A low weighting in semiconductor stocks dragged down performance a bit early in the year, but an overweighting in networking-related stocks more than compensated during the second half as the market shifted its favor to this sector. The fund also did well with many client-server application stocks, another subset of technology. By the period's end our technology weighting had risen from 29% in June to approximately 37% of net assets. This increase was due in part to our expectations of superior performance ahead, and in part to lower expectations for other traditional aggressive growth stock sectors.

Media/entertainment and personal communications, which includes cable televi-sion, cellular telephone, paging, and long distance companies, are two sectors where we reduced holdings. In both cases, higher capital expenditure require-ments and increased competition make the near-term outlook less favorable than it had been.

In the consumer area, we shifted assets away from traditional apparel retailers and toward hard-goods-oriented retailers such as office products companies. These companies are benefiting from the increase in home offices, as well as consolidation in a growing market where large players continue to gobble up smaller companies while driving down prices and costs through systems automa-tion.

Our current outlook remains positive. Emerging growth companies tend to be driven more by internal growth engines than by the forces of the overall econo-my. Therefore, as the economy slows and the growth rates of larger companies start to slow, the superior earnings growth of emerging growth companies tends to make them much more attractive than the stock market as a whole.
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
--------------------------------------------------------------------------------
PORTFOLIO
Common stocks of companies in market sectors with above-average long-term growth potential.
--------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                         $15.31
--------------------------------------------------------------------------------

PCM ASIA PACIFIC GROWTH FUND
SUB-ACCOUNT

The dramatic economic ascendancy of the Asia Pacific region is one of the most significant developments of this century. We believe Asia Pacific countries have almost unbounded potential -- and offer correspondingly attractive oppor-tunities for investors. However, a long-term perspective is vital when evaluat-ing the performance of Asian markets: short-term troubles, like those currently besetting Japan, often recede as time minimizes their importance. Indeed, there is growing evidence that Japan is already beginning to work its way out of its difficulties.

Since May 1, 1995, PCM Asia Pacific Growth Fund subaccount has provided unitholders an opportunity to invest in what we believe to be some of the most promising companies in this part of the world. Eight months is too short a pe-riod upon which to make a definitive judgment of performance, but we currently believe the fund's entry into this market comes at a propitious time.

Because Japan is clearly the dominant economy in the region, the fund will con-sistently devote a significant portion of its portfolio to companies based there. During the latter half of 1995, a steadily weakening yen has helped to reignite Japanese corporate profits and spur a strong market recovery (in local currency terms). In addition, extremely low real interest rates have had a pos-itive effect on market liquidity, and government assistance to failing banks apparently has defused that issue, at least for now.

Elsewhere in Asian markets, Singapore, Malaysia, and Thailand struggled to overcome different obstacles as they were forced to grapple with too-robust economic growth.

Malaysia's stock market has been particularly volatile in the past few months. The outlook for a more moderate economic growth rate in Singapore in 1996 bodes well for that market. The Hong Kong market benefited over the past several months, in part because of declining U.S. interest rates.

The fund enters its first full fiscal year well positioned to benefit from emerging opportunities in the Asia Pacific market.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
--------------------------------------------------------------------------------
PORTFOLIO
Common stocks of companies located in Asia and the Pacific Basin.
--------------------------------------------------------------------------------
UNIT VALUE
December 31, 1995                                                         $10.13
--------------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments. The short-term results of a relatively new fund, such as this, are not necessarily indicative of its longer-term prospects.

FUND MANAGER CHANGE

There was one fund manager change during the second half of the fiscal year ended December 31, 1995.

CAROL MCMULLEN joined the management team of PCM Global Growth Fund. Ms. McMul-len came to Putnam in 1995 as a managing director of the Core Growth Equity Team. She previously served as senior vice president and senior portfolio man-ager of U.S. growth equities at Baring Equity Management and prior to that served as an analyst with Citicorp Investment Management. She has 14 years of investment experience.
                                       9

CUMULATIVE TOTAL RETURNS OF A
$10,000 INVESTMENT AT UNIT VALUE

PCM VOYAGER FUND SUBACCOUNT -- SINCE 2/1/88

                              [GRAPH APPEARS HERE

                           PCM Voyager Fund            S&P 500 Index
2/1/88                         10,000                      10,000
12/31/88                       10,170                      11,197
12/31/89                       13,272                      14,734
12/31/90                       12,822                      14,275
12/31/91                       18,472                      18,606
12/31/92                       20,102                      20,021
12/31/93                       23,530                      22,030
12/31/94                       23,445                      22,329
12/31/95                       32,520                      30,690

PCM Voyager Fund is a portfolio that seeks capital appreciation through stocks of "emerging growth" companies with significant growth potential and established companies with positive growth prospects. The Standard & Poor's (R) 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index.

PCM GLOBAL GROWTH FUND SUBACCOUNT -- SINCE 5/1/90

                             [GRAPH APPEARS HERE]

                        PCM Global Growth                 MSCI World Index
5/1/90                       10,000                             10,000
12/31/90                      9,233                              9,832
12/31/91                     10,472                             11,630
12/31/92                     10,289                             11,022
12/31/93                     13,432                             13,502
12/31/94                     13,194                             14,188
12/31/95                     14,963                             17,128

PCM Global Growth Fund is an internationally diversified common stock portfolio that seeks capital appreciation. The Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index.

PCM GROWTH AND INCOME FUND SUBACCOUNT -- SINCE 2/1/88

                             [GRAPH APPEARS HERE]

                       PCM Growth and Income           S&P 500 Index
2/1/88                       10,000                         10,000
12/31/88                     11,848                         11,197
12/31/89                     14,166                         14,734
12/31/90                     14,243                         14,275
12/31/91                     16,720                         18,606
12/31/92                     18,096                         20,021
12/31/93                     20,390                         22,030
12/31/94                     20,178                         22,329
12/31/95                     27,201                         30,690

PCM Growth and Income Fund is a portfolio primarily of common stocks that seeks capital growth and current income. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index.

PCM GLOBAL ASSET ALLOCATION FUND SUBACCOUNT -- SINCE 2/1/88

                             [GRAPH APPEARS HERE]

                          Global Asset All             MSCI World Index
2/1/88                        10,000                        10,000
12/31/88                      10,545                        12,038
12/31/89                      12,068                        11,661
12/31/90                      11,922                        11,649
12/31/91                      13,992                        13,779
12/31/92                      14,665                        13,069
12/31/93                      16,988                        15,997
12/31/94                      16,335                        16,808
12/31/95                      20,087                        20,292

PCM Global Asset Allocation Fund is a managed asset allocation portfolio spread across domestic and international stock and bond markets that seeks a high level of long-term total return consistent with preservation of capital. The Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index.

An investment's past performance should not be taken as an assurance of future results.
                                      10

CUMULATIVE TOTAL RETURNS OF A
$10,000 INVESTMENT AT UNIT VALUE

PCM HIGH YIELD FUND SUBACCOUNT -- SINCE 2/1/88

                             [GRAPH APPEARS HERE]

                              PCM High Yield       First Boston High Yield
2/1/88                            10,000                     10,000
12/31/88                          10,624                     10,990
12/31/89                          10,200                     10,039
12/31/90                           9,055                     10,329
12/31/91                          12,932                     14,849
12/31/92                          15,173                     17,322
12/31/93                          17,890                     20,597
12/31/94                          17,476                     20,396
12/31/95                          20,390                     23,942

PCM High Yield Fund is a portfolio primarily of high-yielding, lower-rated cor-porate bonds and notes that seeks high current income, with a secondary objec-tive of capital appreciation. The First Boston High Yield Index is an unmanaged market-weighted index constructed to mirror the public investable high-yield debt market. The fund's portfolio contains securities that do not match those in the index.

PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND SUBACCOUNT -- SINCE 2/1/88

                             [GRAPH APPEARS HERE]

                                   PCM U.S. Government       Lehman Bros. Gov't/
                                  and High Quality Bond       Corp. Bond Index
2/1/88                                   10,000                     10,000
12/31/88                                 10,150                     10,758
12/31/89                                 11,414                     12,290
12/31/90                                 12,100                     13,307
12/31/91                                 13,994                     15,453
12/31/92                                 14,833                     16,625
12/31/93                                 16,277                     18,459
12/31/94                                 15,533                     17,811
12/31/95                                 18,448                     21,238

PCM U.S. Government and High Quality Bond Fund is a portfolio of securities is-sued or backed by the full faith and credit of the U.S. government or its agen-cies or instrumentalities, plus corporate bonds rated A or above. It seeks cur-rent income consistent with preservation of capital. The Lehman Brothers Government/Corporate Bond Index is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate nonconvertible investment-grade corpo-rate debt securities, and U.S. dollar-denominated SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed income securities. The fund's portfolio contains securities that do not match those in the index.

PCM UTILITIES GROWTH AND INCOME FUND SUBACCOUNT -- SINCE 5/1/92

                             [GRAPH APPEARS HERE]


                         PCM Utilities Growth and
                          Income Fund Subaccount       S&P 500
5/1/92                        10,000                     10,000
12/31/92                      10,618                     10,739
12/31/93                      11,876                     11,816
12/31/94                      10,889                     11,977
12/31/95                      14,075                     16,462

PCM Utilities Growth and Income Fund is a portfolio of common stocks and bonds issued by public utilities company that seeks capital growth and current in-come. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index.

PCM DIVERSIFIED INCOME FUND SUBACCOUNT -- SINCE 9/15/93

                             [GRAPH APPEARS HERE]

                          PCM Diversified    First Boston Hig       Lehman Bros.   (Salomon Bros.)
9/15/93                       10,000              10,000                10,000           10,000
12/31/93                      10,188              10,441                10,090           10,019
12/31/94                       9,622              10,338                 8,828           10,619
12/31/95                      11,302              12,137                11,596           12,695

PCM Diversified Income Fund is a portfolio of U.S. government, high-yield, and international fixed-income securities that seeks high current income consistent with capital preservation. The Lehman Brothers Government/Mortgage Index is an unmanaged list of U.S. government and mortgage-backed securities. Salomon Brothers Non-U.S. World Government Bond Index is an unmanaged list of bonds is-sued by 10 countries. First Boston High Yield Index is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds. Securities indexes assume re-investment of all distributions and interest payments and do not take in ac-count brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ.

An investment's past performance should not be taken as an assurance of future results.
                                      11

CUMULATIVE TOTAL RETURNS OF A $10,000
INVESTMENT AT UNIT VALUE

PCM NEW OPPORTUNITIES FUND SUBACCOUNT -- SINCE 5/2/94

                             [GRAPH APPEARS HERE]

                              PCM New Oppo                S&P 500
5/2/94                           10,000                    10,000
12/31/94                         10,718                    10,412
12/31/95                         15,312                    14,310

PCM New Opportunities Fund is a portfolio seeking long-term capital appreciation primarily through common stock investments in companies in economic sectors with above-average long-term growth potential. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index.



 An investment's past performance should not be taken as an assurance of future results.
                                       12

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company Putnam Capital Manager
Trust Separate Account and to the Owners of Units of Interest therein:

We have audited the accompanying statement of assets & liabil-ities of Hartford Life Insurance Company Putnam Capital Man-ager Trust Separate Account (the Account) as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These finan-cial statements are the responsibility of the Account's man-agement. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We be-lieve that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial posi-tion of Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account as of December 31, 1995, and the re-sults of its operations for the year then ended and the changes in its net assets for each of the two years in the pe-riod then ended, in conformity with generally accepted ac-counting principles.


Hartford, Connecticut               Arthur Andersen LLP
February 20, 1996

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT --
HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31,       Voyager        Global       Asia        Growth         Global Asset High Yield   U.S. Government New
1995               Fund           Growth       Pacific     and Income     Allocation   Fund         and High        Opportunities
                   Sub-Account    Fund         Growth      Fund           Fund         Sub-Account  Quality         Fund
                                  Sub-Account  Fund        Sub-Account    Sub-Account               Bond Fund       Sub-Account
                                               Sub-Account                                          Sub-Account
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
 .................................................................................................................................
PCM VOYAGER FUND
 Shares 38,979,528
 Cost $765,706,007
 .................................................................................................................................
  Market Value:    $1,188,875,614 $          0 $         0 $            0 $          0 $          0  $          0   $          0
 .................................................................................................................................
PCM GLOBAL GROWTH FUND
 Shares 29,418,709
 Cost $364,270,097
 .................................................................................................................................
  Market Value:                 0  446,576,005           0              0            0            0             0              0
 .................................................................................................................................
PCM ASIA PACIFIC GROWTH FUND
 Shares 1,032,036
 Cost $10,315,625
 .................................................................................................................................
  Market Value:                 0            0  10,557,732              0            0            0             0              0
 .................................................................................................................................
PCM GROWTH AND INCOME FUND
 Shares 97,577,342
 Cost $1,574,120,024
 .................................................................................................................................
  Market Value:                 0            0           0  2,094,985,523            0            0             0              0
 .................................................................................................................................
PCM GLOBAL ASSET
 ALLOCATION FUND
 Shares 19,975,784
 Cost $252,178,290
 .................................................................................................................................
  Market Value:                 0            0           0              0  322,608,911            0             0              0
 .................................................................................................................................
PCM HIGH YIELD FUND
 Shares 22,523,796
 Cost $248,243,947
 .................................................................................................................................
  Market Value:                 0            0           0              0            0  278,619,355             0              0
 .................................................................................................................................
PCM U.S. GOVERNMENT AND
 HIGH QUALITY BOND FUND
 Shares 40,964,872
 Cost $489,468,596
 .................................................................................................................................
  Market Value:                 0            0           0              0            0            0   562,857,344              0
 .................................................................................................................................
PCM NEW OPPORTUNITIES FUND
 Shares 15,552,682
 Cost $196,209,968
 .................................................................................................................................
  Market Value:                 0            0           0              0            0            0             0    243,088,411
 .................................................................................................................................
PCM MONEY MARKET FUND
 Shares 148,904,898
 Cost $148,904,898
 .................................................................................................................................
  Market Value:                 0            0           0              0            0            0             0              0
 .................................................................................................................................
PCM UTILITIES GROWTH &
 INCOME FUND
 Shares 24,283,972
 Cost $275,875,576
 .................................................................................................................................
  Market Value:                 0            0           0              0            0            0             0              0
 .................................................................................................................................
PCM DIVERSIFIED INCOME FUND
 Shares 15,347,542
 Cost $155,625,897
 .................................................................................................................................
  Market Value:                 0            0           0              0            0            0             0              0
 .................................................................................................................................
Due from Hartford Life
 Insurance Company        887,496            0           0      1,443,154       49,481    1,516,720       123,822        983,300
 .................................................................................................................................
Receivable from
 fund shares sold               2      242,016      57,896              1            1            0             0              1
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS       $1,189,763,112 $446,818,021 $10,615,628 $2,096,428,678 $322,658,393 $280,136,075  $562,981,166   $244,071,712
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Due to Hartford
 Life Insurance Company         2      242,780      57,969              1            1            0             0              1
 .................................................................................................................................
Payable for fund
 shares purchased         889,020            0           0      1,445,844       49,508    1,529,544       124,661        986,212
 .................................................................................................................................
TOTAL LIABILITIES         889,022      242,780      57,969      1,445,845       49,509    1,529,544       124,661        986,213
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 (VARIABLE ANNUITY
 CONTRACT
 LIABILITIES)      $1,188,874,090 $446,575,241 $10,557,659 $2,094,982,833 $322,608,884 $278,606,531  $562,856,505   $243,085,499
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------
December 31,       Money        Utilities       Diversified
1995               Market       Growth and      Income Fund
                   Fund         Income Fund     Sub-Account
                   Sub-Account  Sub-Account
-----------------------------------------------------------
ASSETS
Investments:
 ...........................................................
PCM VOYAGER FUND
 Shares 38,979,528
 Cost $765,706,007
 ...........................................................
  Market Value:    $            0 $          0  $         0
 ...........................................................
PCM GLOBAL GROWTH FUND
 Shares 29,418,709
 Cost $364,270,097
 ...........................................................
  Market Value:                 0            0            0
 ...........................................................
PCM ASIA PACIFIC GROWTH FUND
 Shares 1,032,036
 Cost $10,315,625
 ...........................................................
  Market Value:                 0            0            0
 ...........................................................
PCM GROWTH AND INCOME FUND
 Shares 97,577,342
 Cost $1,574,120,024
 ...........................................................
  Market Value:                 0            0            0
 ...........................................................
PCM GLOBAL ASSET
 ALLOCATION FUND
 Shares 19,975,784
 Cost $252,178,290
 ...........................................................
  Market Value:                 0            0            0
 ...........................................................
PCM HIGH YIELD FUND
 Shares 22,523,796
 Cost $248,243,947
 ...........................................................
  Market Value:                 0            0            0
 ...........................................................
PCM U.S. GOVERNMENT AND
 HIGH QUALITY BOND FUND
 Shares 40,964,872
 Cost $489,468,596
 ...........................................................
  Market Value:                 0            0            0
 ...........................................................
PCM NEW OPPORTUNITIES
 Shares 15,552,682
 Cost $196,209,968
 ...........................................................
  Market Value:                 0            0            0
 ...........................................................
PCM MONEY MARKET FUND
 Shares 148,904,898
 Cost $148,904,898
 ...........................................................
  Market Value:       148,904,897            0            0
 ...........................................................
PCM UTILITIES GROWTH &
 INCOME FUND
 Shares 24,283,972
 Cost $275,875,576
 ...........................................................
  Market Value:                 0  322,491,144            0
 ...........................................................
PCM DIVERSIFIED INCOME
 Shares 15,347,542
 Cost $155,625,897
 ...........................................................
  Market Value:                 0            0  169,283,385
 ...........................................................
Due from Hartford Life
 Insurance Company              0      179,710      147,712
 ...........................................................
Receivable from
 fund shares sold       1,356,373            0            0
-----------------------------------------------------------
TOTAL ASSETS         $150,261,077 $322,670,854 $169,431,097
-----------------------------------------------------------
LIABILITIES
Due to Hartford Life
 Insurance Company      1,356,373            0            0
 ...........................................................
Payable for fund
 shares purchased               0      176,551      147,041
 ...........................................................
TOTAL LIABILITIES       1,356,373      176,551      147,041
-----------------------------------------------------------
 NET ASSETS
 (VARIABLE ANNUITY
 CONTRACT
 LIABILITIES)        $148,904,704 $322,494,303 $169,284,056
-----------------------------------------------------------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT --
HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF ASSETS & LIABILITIES (CONTINUED)

--------------------------------------------------------------------------------

December 31, 1995                       Units        Unit       Contract
                                         Owned by     Price      Liability
                                         Participants
--------------------------------------------------------------------------------
Deferred annuity contracts in the
 accumulation period:
 Individual Sub-Accounts:
 ................................................................................
  Voyager Fund Sub-Account                36,379,112  $32.520454 $1,183,065,250
 ................................................................................
  Voyager Fund .40%                            3,099   15.659521         48,534
 ................................................................................
  Global Growth Fund Sub-Account          29,700,825   14.963156    444,418,083
 ................................................................................
  Global Growth Fund .40%                      1,509   11.794299         17,793
 ................................................................................
  Asia Pacific Growth Fund Sub-Account     1,040,089   10.134697     10,540,991
 ................................................................................
  Asia Pacific Growth Fund .40%                1,634   10.202683         16,668
 ................................................................................
  Growth and Income Fund Sub-Account      76,865,475   27.201402  2,090,848,687
 ................................................................................
  Growth and Income Fund .40%                  2,133   13.953338         29,758
 ................................................................................
  Global Asset Allocation Fund Sub-
  Account                                 16,019,122   20.086904    321,774,565
 ................................................................................
  Global Asset Allocation Fund .40%            2,171   12.625284         27,406
 ................................................................................
  High Yield Fund Sub-Account             13,646,186   20.390177    278,248,152
 ................................................................................
  High Yield Fund .40%                         1,019   11.728867         11,950
 ................................................................................
  U.S. Government and High Quality Bond
  Fund Sub-Account                        30,488,927   18.447662    562,449,423
 ................................................................................
  U.S. Government and High Quality Bond
  Fund .40%                                    1,010   12.020512         12,140
 ................................................................................
  New Opportunities Fund Sub-Account      15,859,872   15.311737    242,842,181
 ................................................................................
  New Opportunities Fund .40%                  1,430   16.825001         24,068
 ................................................................................
  Money Market Fund Sub-Account          107,933,982    1.378848    148,824,555
 ................................................................................
  Money Market Fund .40%                      10,105    1.072643         10,839
 ................................................................................
  Utilities Growth and Income Fund Sub-
  Account                                 22,892,448   14.074692    322,204,148
 ................................................................................
  Utilities Growth and Income Fund .40%        1,009   13.315488         13,441
 ................................................................................
  Diversified Income Fund Sub-Account     14,967,048   11.302322    169,162,395
 ................................................................................
  Diversified Income Fund .40%                 1,048   11.792332         12,357
 ................................................................................
Total Accumulation Period:                                        5,774,603,384
 ................................................................................
Annuity contracts in the annuity
 period:
 ................................................................................
 Individual Sub-Accounts:
 ................................................................................
  Voyager Fund Sub-Account                   177,129   32.520454      5,760,306
 ................................................................................
  Global Growth Fund Sub-Account             142,976   14.963156      2,139,365
 ................................................................................
  Growth and Income Fund Sub-Account         150,889   27.201402      4,104,388
 ................................................................................
  Global Asset Allocation Fund Sub-
  Account                                     40,171   20.086904        806,913
 ................................................................................
  High Yield Fund Sub-Account                 16,990   20.390177        346,429
 ................................................................................
  U.S. Government and High Quality Bond
  Fund Sub-Account                            21,409   18.447662        394,942
 ................................................................................
  New Opportunities Fund Sub-Account          14,319   15.311737        219,250
 ................................................................................
  Money Market Fund Sub-Account               50,267    1.378848         69,310
 ................................................................................
  Utilities Growth and Income Fund Sub-
  Account                                     19,660   14.074692        276,714
 ................................................................................
  Diversified Income Fund Sub-Account          9,671   11.302322        109,304
 ................................................................................
  Asia Pacific Growth Fund Sub-Account
 ................................................................................
Total Annuity Period:                                                14,226,921
--------------------------------------------------------------------------------
GRAND TOTAL:                                                     $5,788,830,305
--------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT--
HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
For the Year       Voyager       Global       Asia         Growth        Global Asset  High Yield   U.S. Government New
Ended              Fund          Growth       Pacific      and Income    Allocation    Fund         and High        Opportunities
December 31,       Sub-Account   Fund         Growth       Fund          Fund          Sub-Account  Quality         Fund
1995                             Sub-Account  Fund         Sub-Account   Sub-Account                Bond Fund       Sub-Account
                                              Sub-Account*                                          Sub-Account
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT
 INCOME:
 Dividends         $  2,189,049  $ 3,547,952    $      0   $ 53,319,225  $ 5,037,249  $ 19,649,178   $ 34,358,459    $     6,052
 ................................................................................................................................
EXPENSES:
 Mortality and
  expense
  undertakings      (12,782,456)  (5,752,945)    (60,724)   (23,675,501)  (4,100,735)   (3,506,173)    (7,423,535)    (1,665,591)
 ................................................................................................................................
 Net investment
  income (loss)     (10,593,407)  (2,204,993)    (60,724)    29,643,724      936,514    16,143,005     26,934,924     (1,659,539)
 ................................................................................................................................
 Capital gains
  income             16,140,156    6,601,518           0     13,724,917            0             0              0        199,716
 ................................................................................................................................
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 ................................................................................................................................
 Net realized gain
  (loss) on security
  transactions         (410,019)     911,496     (60,287)       (34,307)     399,476     1,236,511         69,862        (26,148)
 ................................................................................................................................
 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period        292,690,527   49,557,344     242,108    453,648,232   58,868,469    20,718,106     63,229,345     45,091,587
 ................................................................................................................................
 Net gains
  (losses) on
  investments       292,280,508   50,468,840     181,821    453,613,925   59,267,945    21,954,617     63,299,207     45,065,439
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS:       $297,827,257  $54,865,365    $121,097   $496,982,566  $60,204,459   $38,097,622    $90,234,131    $43,605,616
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
For the Year       Money        Utilities    Diversified
Ended              Market       Growth and   Income Fund
December 31,       Fund         Income Fund  Sub-Account
1995               Sub-Account  Sub-Account
--------------------------------------------------------
INVESTMENT
 INCOME:
 Dividends         $ 8,489,465  $ 13,295,130 $ 6,497,502
 ........................................................
EXPENSES:
 Mortality and
  expense
  undertakings       (2,219,294)  (3,923,517) (2,014,330)
 ........................................................
 Net investment
  income (loss)       6,270,171    9,371,613   4,483,172
 ........................................................
 Capital gains
  income                      0            0           0
 ........................................................
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 ........................................................
 Net realized gain
  (loss) on security
  transactions                0     (424,609)      9,172
 ........................................................
 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period                  0   63,147,534  18,343,699
 ........................................................
 Net gains
  (losses) on
  investments                 0   62,722,925  18,352,871
--------------------------------------------------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS:        $6,270,171   $72,094,538 $22,836,043
--------------------------------------------------------

* From inception, May 1, 1995, to December 31, 1995.




  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT--
HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------
For the Year Ended   Voyager         Global        Asia Pacific  Growth          Global Asset  High Yield    U.S.
December 31, 1995    Fund            Growth        Growth Fund   and Income      Allocation    Fund          Government
                     Sub-Account     Fund          Sub-Account*  Fund            Fund          Sub-Account   and High
                                     Sub-Account                 Sub-Account     Sub-Account                 Quality
                                                                                                             Bond Fund
                                                                                                             Sub-Account
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)      $ (10,593,407)  $ (2,204,993) $   (60,724)  $   29,643,724  $    936,514  $ 16,143,005  $ 26,934,924
 .........................................................................................................................
 Capital gains
  income                16,140,156      6,601,518            0       13,724,917             0             0             0
 .........................................................................................................................
 Net realized
  gain (loss) on
  security
  transactions            (410,019)       911,496      (60,287)         (34,307)      399,476     1,236,511        69,862
 .........................................................................................................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the
  period               292,690,527     49,557,344      242,108      453,648,232    58,868,469    20,718,106    63,229,345
 .........................................................................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 operations            297,827,257     54,865,365      121,097      496,982,566    60,204,459    38,097,622    90,234,131
 .........................................................................................................................
UNIT TRANSACTIONS:
 Purchases             175,795,447     45,923,798    4,126,265      278,125,135    22,881,301    36,534,502    42,562,828
 .........................................................................................................................
 Net transfers          67,563,970    (31,613,725)   6,974,378       61,348,178   (11,919,895)   23,654,821   (50,224,416)
 .........................................................................................................................
 Surrenders            (43,669,375)   (21,768,741)    (664,081)     (96,650,335)  (18,839,572)  (20,293,432)  (40,651,284)
 .........................................................................................................................
Net annuity
 transactions             (307,639)       (18,657)           0         (216,062)      (77,478)      (34,458)     (157,837)
 .........................................................................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 unit transactions     199,382,403     (7,477,325)  10,436,562      242,606,916    (7,955,644)   39,861,433   (48,470,709)
 .........................................................................................................................
Total increase
 (decrease) in
 net assets            497,209,660     47,388,040   10,557,659      739,589,482    52,248,815    77,959,055    41,763,422
 .........................................................................................................................
NET ASSETS:
 Beginning of
  period               691,664,430    399,187,201            0    1,355,393,351   270,360,069   200,647,476   521,093,083
-------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD      $1,188,874,090   $446,575,241  $10,557,659   $2,094,982,833  $322,608,884  $278,606,531  $562,856,505
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For the Year Ended   New            Money         Utilities     Diversified
December 25, 1995    Opportunities  Market        Growth and    Income Fund
                     Fund           Fund          Income Fund   Sub-Account
                     Sub-Account    Sub-Account   Sub-Account
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)     $  (1,659,539)   $  6,270,171  $ 9,371,613   $    4,483,172
 ...............................................................................
 Capital gains
  income                   199,716              0            0                0
 ...............................................................................
 Net realized
  gain (loss) on
  security
  transactions             (26,148)             0     (424,609)           9,172
 ...............................................................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the
  period                45,091,587               0  63,147,534       18,343,699
 ...............................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 operations           43,605,616       6,270,171   72,094,538       22,836,043
 ...............................................................................
UNIT TRANSACTIONS:
 Purchases             95,362,106      59,269,091   27,209,860       32,309,949
 ...............................................................................
Net transfers         68,118,806     (80,739,372) (10,419,694)      (5,571,318)
 ...............................................................................
Surrenders            (3,619,540)    (28,048,736) (18,062,599)      (9,346,669)
 ...............................................................................
Net annuity
 transactions             31,757          43,839       30,306          (14,911)
 ...............................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 unit transactions    159,893,129     (49,475,178)  (1,242,127)      17,377,051
 ...............................................................................
Total increase
 (decrease) in
 net assets           203,498,745     (43,205,007)  70,852,411       40,213,094
 ...............................................................................
NET ASSETS:
 Beginning of
  period               39,586,754     192,109,711  251,641,892      129,070,962
-------------------------------------------------------------------------------
 END OF PERIOD       $243,085,499    $148,904,704 $322,494,303     $169,284,056
-------------------------------------------------------------------------------

*From inception, May 1, 1995, to December 31, 1995.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT--
HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended   Voyager       Global       Growth         Global Asset High Yield   U.S.          New           Money
December 31, 1994    Fund          Growth       and Income     Allocation   Fund         Government    Opportunities Market
                     Sub-Account   Fund         Fund           Fund         Sub-Account  and High      Fund          Fund
                                   Sub-Account  Sub-Account    Sub-Account               Quality       Sub-Account*  Sub-Account
                                                                                         Bond Fund
                                                                                         Sub-Account
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)      $  2,171,721 $ (3,303,640) $   48,517,996 $  9,521,536 $ 12,441,593 $  31,397,654 $  (148,114)  $  4,662,906
 ..................................................................................................................................
 Capital gains
  income                        0            0               0            0            0             0           0              0
 ..................................................................................................................................
 Net realized
  gain (loss) on
  security
  transactions           (998,237)    (493,827)       (248,930)     (68,141)     120,714    (4,808,609)     74,005              0
 ..................................................................................................................................
 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period              177,560   (6,333,248)    (62,935,036) (19,607,592) (17,013,415)  (54,162,583)  1,786,857              0
 ..................................................................................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 operations             1,351,044  (10,130,715)    (14,665,970) (10,154,197)  (4,451,108)  (27,573,538)  1,712,748      4,662,906
 ..................................................................................................................................
UNIT TRANSACTIONS:
 Purchases            168,733,919  124,079,785     296,721,145   64,078,344   53,058,444    85,073,270  16,607,482     75,790,313
 ..................................................................................................................................
 Net transfers         26,090,652   60,124,645      46,773,244   10,727,780  (33,290,619) (107,354,862) 21,592,177     20,688,427
 ..................................................................................................................................
 Surrenders           (24,508,474) (14,709,256)    (66,764,997) (14,430,312) (14,911,789)  (44,927,238)   (430,717)   (21,225,538)
 ..................................................................................................................................
 Net annuity
  transactions            929,652    1,035,986         343,877      203,869      112,614       148,139     105,064        (11,125)
 ..................................................................................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 unit transactions    171,245,749  170,531,160     277,073,269   60,579,681    4,968,650   (67,060,691) 37,874,006     75,242,077
 ..................................................................................................................................
Total increase
 (decrease) in
 net assets           172,596,793  160,400,445     262,407,299   50,425,484      517,542   (94,634,229) 39,586,754     79,904,983
 ..................................................................................................................................
NET ASSETS:
 Beginning of
 period               519,067,637  238,786,756   1,092,986,052  219,934,585  200,129,934   615,727,312           0    112,204,728
----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD       $691,664,430 $399,187,201  $1,355,393,351 $270,360,069 $200,647,476 $ 521,093,083 $39,586,754   $192,109,711
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------
For the Year Ended   Utilities     Diversified
December 31, 1994    Growth and    Income Fund
                     Income Fund   Sub-Account
                     Sub-Account
----------------------------------------------
 OPERATIONS:
  Net investment
   income (loss)     $  8,227,650 $   (950,931)
 ..............................................
 Capital gains
  income                        0            0
 ..............................................
 Net realized
  gain (loss) on
  security
  transactions         (2,055,843)      (3,968)
 ..............................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the
  period              (31,254,025)  (5,318,331)
 ..............................................
Net increase
 (decrease) in
 net assets
 resulting from
 operations           (25,082,218)  (6,273,230)
 ..............................................
UNIT TRANSACTIONS:
 Purchases             49,020,306   84,190,831
 ..............................................
 Net transfers        (67,615,529)  12,766,618
 ..............................................
 Surrenders           (15,745,189)  (6,832,527)
 ..............................................
 Net annuity
  transactions            184,267      107,048
 ..............................................
Net increase
 (decrease) in
 net assets
 resulting from
 unit transactions    (34,156,145)  90,231,970
 ..............................................
Total increase
 (decrease) in
 net assets           (59,238,363)  83,958,740
 ..............................................
NET ASSETS:
 Beginning of
  period              310,880,255   45,112,222
----------------------------------------------
 END OF PERIOD       $251,641,892 $129,070,962
----------------------------------------------

*From Inception, May 2, 1994 to December 31, 1994.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT HARTFORD LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. ORGANIZATION:

Putnam Capital Manager Trust Separate Account (the Account) is a separate in-vestment account with Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit invest-ment trust under the Investment Company Act of 1940, as amended. Both the Com-pany and the Account are subject to supervision and regulation by the Depart-ment of Insurance of the State of Connecticut. The Account invests deposits by Variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

A) SECURITY TRANSACTIONS Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is de-termined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents divi-dends from the funds which are characterized as capital gains under tax regu-lations.

B) SECURITY VALUATION The investment in shares of the Funds is valued at the closing net asset value per share as determined by the appropriate Fund on De-cember 31, 1995.

C) FEDERAL INCOME TAXES The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insur-ance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

D) USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principle requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3. ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

A) MORTALITY AND EXPENSE UNDERTAKINGS The Company, as issuer of variable annu-ity contracts, provides the mortality and expense undertakings and, with re-spect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets. The Company also provides administrative services and receives an annual fee of 0.15% of the Account's average daily net assets.

B) DEDUCTION OF ANNUAL MAINTENANCE FEE Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' ac-counts, in accordance with the terms of the contracts.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company Separate Account Variable
Life One and to the Owners of Units of Interest therein:

We have audited the accompanying statement of assets & liabil-ities of the Voyager Fund Sub-Account, Global Growth Fund Sub-Account, Growth and Income Fund Sub-Account, Global Asset Al-location Fund Sub-Account, High Yield Fund Sub-Account, U.S. Government and High Quality Bond Fund Sub-Account, New Oppor-tunities Fund Sub-Account, Money Market Fund Sub-Account, Utilities Growth and Income Fund Sub-Account and Diversified Income Fund Sub-Account (constituting Hartford Life Insurance Company Separate Account Variable Life One) (the Accounts) as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Ac-counts' management. Our responsibility is to express an opin-ion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We be-lieve that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial posi-tion of the Voyager Fund Sub-Account, Global Growth Fund Sub-Account, Growth and Income Fund Sub-Account, Global Asset Al-location Fund Sub-Account, High Yield Fund Sub-Account, U.S. Government and High Quality Bond Fund Sub-Account, New Oppor-tunities Fund Sub-Account, Money Market Fund Sub-Account, Utilities Growth and Income Fund Sub-Account and Diversified Income Fund Sub-Account (constituting Hartford Life Insurance Company Separate Account Variable Life One) as of December 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 20, 1995                   Arthur Andersen LLP

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE ONE--HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF ASSETS & LIABILITIES

--------------------------------------------------------------------------------

December 31,       Voyager     Global      Growth      Global Asset High Yield  U.S. Government New           Money
1995               Fund        Growth      and Income  Allocation   Fund        and High        Opportunities Market
                   Sub-Account Fund        Fund        Fund         Sub-Account Quality         Fund          Fund
                               Sub-Account Sub-Account Sub-Account              Bond Fund       Sub-Account   Sub-Account
                                                                                Sub-Account
-------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments:
 .........................................................................................................................
PCM VOYAGER FUND
 Shares 376,833
 Cost $9,061,880
 .........................................................................................................................
  Market Value:    $11,493,402 $        0  $        0  $        0   $        0  $        0      $        0    $       0
 .........................................................................................................................
PCM GLOBAL
 GROWTH FUND
 Shares 308,023
 Cost $4,189,708
 .........................................................................................................................
  Market Value:              0  4,675,782           0           0            0           0               0            0
 .........................................................................................................................
PCM GROWTH AND INCOME FUND
 Shares 316,101
 Cost $5,642,506
 .........................................................................................................................
  Market Value:              0          0   6,786,680           0            0           0               0            0
 .........................................................................................................................
PCM GLOBAL ASSET
 ALLOCATION FUND
 Shares 231,152
 Cost $3,221,047
 .........................................................................................................................
  Market Value:              0          0           0   3,733,099            0           0               0            0
 .........................................................................................................................
PCM HIGH YIELD FUND
 Shares 90,813
 Cost $1,072,461
 .........................................................................................................................
  Market Value:              0          0           0           0    1,123,354           0               0            0
 .........................................................................................................................
PCM U.S. GOVERNMENT AND
 HIGH QUALITY BOND FUND
 Shares 103,411
 Cost $1,361,453
 .........................................................................................................................
  Market Value:              0          0           0           0            0   1,420,875               0            0
 .........................................................................................................................
PCM NEW OPPORTUNITIES FUND
 Shares 56,612
 Cost $826,675
 .........................................................................................................................
  Market Value:              0          0           0           0            0           0         884,844            0
 .........................................................................................................................
PCM MONEY MARKET FUND
 Shares 398,614
 Cost $398,614
 .........................................................................................................................
  Market Value:              0          0           0           0            0           0               0      398,614
 .........................................................................................................................
PCM UTILITIES GROWTH &
 INCOME FUND
 Shares 91,509
 Cost $1,052,249
 .........................................................................................................................
  Market Value:              0          0           0           0            0           0               0            0
 .........................................................................................................................
PCM DIVERSIFIED INCOME FUND
 Shares 1,288
 Cost $13,025
 .........................................................................................................................
  Market Value:              0          0           0           0            0           0               0            0
 .........................................................................................................................
Due from Hartford Life
 Insurance Company      52,013    149,946       5,308      21,891        2,188     280,189          10,332       55,514
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS       $11,545,415 $4,825,728  $6,791,988  $3,754,990   $1,125,542  $1,701,064      $  895,176     $454,128
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for fund
 shares purchased       52,012    149,945       5,308      21,891        2,188     280,189          10,332       55,514
 .........................................................................................................................
TOTAL LIABILITIES       52,012    149,945       5,308      21,891        2,188     280,189          10,332       55,514
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 (VARIABLE LIFE
 CONTRACT
 LIABILITIES)      $11,493,403 $4,675,783  $6,786,680  $3,733,099   $1,123,354  $1,420,875      $  884,844    $ 398,614
-------------------------------------------------------------------------------------------------------------------------
Units Outstanding      708,458    344,725     464,527     282,075       87,577     116,369          65,723      357,969
Accumulation Unit
 Value at end of
 period            $ 16.223126 $13.563797  $14.609859  $13.234414   $12.827097  $12.210050      $13.463131    $1.113543
-------------------------------------------------------------------------------------------------------------------------
------------------------------------------
December 31,       Utilities   Diversified
1995               Growth and  Income
                   Income Fund Fund
                   Sub-Account Sub-Account
------------------------------------------
ASSETS
 Investments:
 ..........................................
PCM VOYAGER FUND
 Shares 376,833
 Cost $9,061,880
 ..........................................
  Market Value:     $        0  $       0
 ..........................................
PCM GLOBAL
 GROWTH FUND
 Shares 308,023
 Cost $4,189,708
 ..........................................
  Market Value:              0          0
 ..........................................
PCM GROWTH AND INCOME FUND
 Shares 316,101
 Cost $5,642,506
 ..........................................
  Market Value:              0          0
 ..........................................
PCM GLOBAL ASSET
 ALLOCATION FUND
 Shares 231,152
 Cost $3,221,047
 ..........................................
  Market Value:              0          0
 ..........................................
PCM HIGH YIELD FUND
 Shares 90,813
 Cost $1,072,461
 ..........................................
  Market Value:              0          0
 ..........................................
PCM U.S. GOVERNMENT AND
 HIGH QUALITY BOND FUND
 Shares 103,411
 Cost $1,361,453
 ..........................................
  Market Value:              0          0
 ..........................................
PCM NEW OPPORTUNITIES FUND
 Shares 56,612
 Cost $826,675
 ..........................................
  Market Value:              0          0
 ..........................................
PCM MONEY MARKET FUND
 Shares 398,614
 Cost $398,614
 ..........................................
  Market Value:              0          0
 ..........................................
PCM UTILITIES GROWTH &
 INCOME FUND
 Shares 91,509
 Cost $1,052,249
 ..........................................
  Market Value:      1,215,244          0
 ..........................................
PCM DIVERSIFIED INCOME FUND
 Shares 1,288
 Cost $13,025
 ..........................................
  Market Value:              0     14,208
 ..........................................
Due from Hartford Life
 Insurance Company         869          0
------------------------------------------
TOTAL ASSETS        $1,216,113 $   14,208
------------------------------------------
LIABILITIES
Payable for fund
 shares purchased          869          0
 ..........................................
TOTAL LIABILITIES          869          0
------------------------------------------
NET ASSETS
 (VARIABLE LIFE
 CONTRACT
 LIABILITIES)       $1,215,244 $   14,208
------------------------------------------
 Units Outstanding      95,002      1,281
 Accumulation
  Unit Value at
  end of period     $12.791781 $11.087649
------------------------------------------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE ONE--
HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

For the Year Ended   Voyager     Global      Growth      Global Asset High Yield  U.S. Government New           Money
December 31, 1995    Fund        Growth      and Income  Allocation   Fund        and High        Opportunities Market
                     Sub-Account Fund        Fund        Fund         Sub-Account Quality         Fund          Fund
                                 Sub-Account Sub-Account Sub-Account              Bond Fund       Sub-Account   Sub-Account
                                                                                  Sub-Account
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT
 INCOME:
 Dividends           $   14,475    $ 24,814  $  121,893    $ 39,388     $ 45,484     $22,761       $     0         $14,226
 ...........................................................................................................................
 Net investment
  income (loss)          14,475      24,814     121,893      39,388       45,484      22,761             0          14,226
 ...........................................................................................................................
 Capital gains
  income                106,726      46,171      31,376           0            0           0             0               0
 ...........................................................................................................................
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 ...........................................................................................................................
 Net realized
  gain (loss) on
  security
  transactions            1,707         932       1,768      14,435           35       2,030            56               0
 ...........................................................................................................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the period   2,361,906     471,341   1,198,951     535,036       64,042      74,145        58,166               0
 ...........................................................................................................................
 Net gains
  (losses) on
  investments         2,363,613     472,273   1,200,719     549,471       64,077      76,175        58,222               0
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS:         $2,484,814    $543,258  $1,353,988    $588,859     $109,561     $98,936       $58,222         $14,226
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
For the Year Ended   Utilities    Diversified
December 31, 1995    Growth and   Income
                     Income Fund  Fund
                     Sub-Account  Sub-Account
---------------------------------------------
INVESTMENT
 INCOME:
 Dividends             $ 47,950      $    0
 .............................................
 Net investment
  income (loss)          47,950           0
 .............................................
 Capital gains
  income                      0           0
 .............................................
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 .............................................
 Net realized
  gain (loss) on
  security
  transactions            3,151          10
 .............................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the period     229,924       1,182
 .............................................
 Net gains
  (losses) on
  investments           233,075       1,192
---------------------------------------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS:           $281,025      $1,192
---------------------------------------------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE ONE -- HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

For the Year Ended  Voyager      Global      Growth      Global Asset High Yield  U.S. Government New           Money
December 31, 1995   Fund         Growth      and Income  Allocation   Fund        and High        Opportunities Market
                    Sub-Account  Fund        Fund        Fund         Sub-        Quality         Fund          Fund
                                 Sub-        Sub-        Sub-Account  Account     Bond Fund       Sub-Account   Sub-
                                 Account     Account                              Sub-Account                   Account
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)     $    14,475  $   24,814  $  121,893  $   39,388   $   45,484  $   22,761      $      0      $    14,226
 ....................................................................................................................................
 Capital gains
  income                106,726      46,171      31,376           0            0           0             0                0
 ....................................................................................................................................
 Net realized
  gain (loss) on
  security transactions   1,707         932       1,768      14,435           35       2,030            56                0
 ....................................................................................................................................
Net unrealized
 appreciation
 (depreciation)
 of investments
 during the period    2,361,906     471,341   1,198,951     535,036       64,042      74,145        58,166                0
 ....................................................................................................................................
Net increase
 (decrease) in
 net assets resulting
 from operations      2,484,814     543,258   1,353,988     588,859      109,561      98,936        58,222           14,226
 ....................................................................................................................................
UNIT TRANSACTIONS:
 Purchases            2,208,784   1,154,464     899,746     339,758      232,533     165,903       140,605           77,580
 ....................................................................................................................................
 Net transfers        4,010,510   1,287,158   2,362,146   2,127,164      488,483     964,335       712,707          106,176
 ....................................................................................................................................
 Surrenders            (313,366)   (133,739)   (160,057)    (72,050)     (36,113)    (33,996)      (14,763)          (5,881)
 ....................................................................................................................................
 Loan withdrawals       (64,074)    (58,904)    (75,016)    (55,002)      (3,445)    (11,534)       (5,438)         (31,209)
 ....................................................................................................................................
 Cost of
  insurance            (368,558)   (172,021)   (152,234)    (78,172)     (47,259)    (27,019)       (6,489)         (14,549)
 ....................................................................................................................................
Net increase
 (decrease) in
  net assets
  resulting from
  unit transactions   5,473,296   2,076,958   2,874,585   2,261,698      634,199   1,057,689       826,622          132,117
 ....................................................................................................................................
Total increase
 (decrease) in
  net assets          7,958,110   2,620,216   4,228,573   2,850,557      743,760   1,156,625       884,844          146,343
 ....................................................................................................................................
NET ASSETS:
 Beginning of
 period               3,535,293   2,055,567   2,558,107     882,542      379,594     264,250             0          252,271
------------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD      $11,493,403  $4,675,783  $6,786,680  $3,733,099   $1,123,354  $1,420,875      $884,844         $398,614
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
For the Year        Utilities    Diversified
Ended               Growth and   Income
December 31, 1995   Income Fund  Fund
                    Sub-Account  Sub-Account
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)     $    47,950  $        0
 ....................................................................................................................................
 Capital gains
  income                      0           0
 ....................................................................................................................................
 Net realized
  gain (loss) on
  security
  transactions            3,151          10
 ....................................................................................................................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the period     229,924       1,182
 ....................................................................................................................................
Net increase
 (decrease) in
 net assets resulting
 from operations        281,025       1,192
 ....................................................................................................................................
UNIT TRANSACTIONS:
 Purchases              168,645         765
 ....................................................................................................................................
 Net transfers           71,815      12,424
 ....................................................................................................................................
 Surrenders             (74,646)        (57)
 ....................................................................................................................................
 Loan withdrawals        (2,201)          0
 ....................................................................................................................................
 Cost of
  insurance             (26,397)       (116)
 ....................................................................................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 unit transactions      137,216      13,016
 ....................................................................................................................................
Total increase
 (decrease) in
  net assets            418,241      14,208
 ....................................................................................................................................
NET ASSETS:
 Beginning of
  period                797,003           0
------------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD       $1,215,244     $14,208
------------------------------------------------------------------------------------------------------------------------------------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE ONE -- HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

For the Year Ended          Voyager     Global     Growth      Global Asset High Yield U.S. Government Money      Utilities
December 31, 1994           Fund        Growth     and Income  Allocation   Fund       and High        Market     Growth and
                            Sub-        Fund       Fund        Fund         Sub-       Quality         Fund       Income Fund
                            Account     Sub-       Sub-        Sub-         Account    Bond Fund       Sub-       Sub-Account
                                        Account    Account     Account                 Sub-Account     Account
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                    $   28,870  $    4,672 $   48,961  $   17,983   $   15,560 $    9,538      $    6,191 $   29,517
 ....................................................................................................................................
 Net realized gain (loss)
  on security transactions         (56)       (548)      (374)        258          145       (627)              0     (1,610)
 ....................................................................................................................................
 Net unrealized
  appreciation
  (depreciation) of
  investments
  during the period             32,005     (28,882)   (58,540)    (28,390)     (18,016)   (14,716)              0    (69,987)
 ....................................................................................................................................
Net increase (decrease)
 in net assets resulting
 from operations                60,819     (24,758)    (9,953)    (10,149)      (2,311)    (5,805)          6,191    (42,080)
 ....................................................................................................................................
Unit transactions:
 ....................................................................................................................................
 Purchases                     708,069     475,032    334,519     166,955      107,329     47,817          51,492     37,037
 ....................................................................................................................................
 Net transfers               2,230,887   1,117,170  2,063,833     572,469      173,143    225,462          83,593    470,959
 ....................................................................................................................................
 Surrenders                   (107,883)    (63,603)   (64,779)    (15,429)     (10,463)    (5,876)         (3,291)    (9,751)
 ....................................................................................................................................
 Loan withdrawals              (50,858)     (5,427)   (16,671)     (2,800)      (1,017)         0               0     (2,067)
 ....................................................................................................................................
 Cost of insurance            (123,130)    (74,730)   (46,765)    (23,486)     (14,444)    (8,719)         (5,526)   (14,063)
 ....................................................................................................................................
Net increase (decrease)
 in net assets resulting
 from unit transactions      2,657,085   1,448,442  2,270,137     697,709      254,548    258,684         126,268    482,115
 ....................................................................................................................................
Total increase
 (decrease) in net assets    2,717,904   1,423,684  2,260,184     687,560      252,237    252,879         132,459    440,035
 ....................................................................................................................................
Net assets:
 ....................................................................................................................................
 Beginning of period           817,389     631,883    297,923     194,982      127,357     11,371         119,812    356,968
------------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD              $3,535,293  $2,055,567 $2,558,107    $882,542     $379,594   $264,250        $252,271   $797,003
------------------------------------------------------------------------------------------------------------------------------------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE ONE -- HARTFORD LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. ORGANIZATION:
Separate Account Variable Life One (the Account) is a separate investment ac-count within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two subaccounts. These financial statements include ten subaccounts which invest solely in the Putnam Capital Manager Trust funds (the Funds). The other twelve subaccounts, which invest in the Hartford and Fidelity Mutual Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of In-surance of the State of Connecticut and the SEC. The Account invests deposits by Variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

A) SECURITY TRANSACTIONS Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is de-termined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents divi-dends from the funds which are characterized as capital gains under tax regu-lations.

B) SECURITY VALUATION The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

C) FEDERAL INCOME TAXES The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insur-ance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

D) USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principle requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3. ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:
In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company Putnam Capital Manager
Trust Separate Account Five and to the Owners of Units of In-terest therein:

We have audited the accompanying statement of assets & liabil-ities of Hartford Life Insurance Company Putnam Capital Man-ager Trust Separate Account Five (the Account) as of December 31, 1995, and the related statement of operations and the statement of changes in net assets for the period from incep-tion, January 10, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We be-lieve that our audit provides a reasonable basis for our opin-ion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial posi-tion of Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account Five as of December 31, 1995, and the results of its operations and the changes in its net assets for the period from inception, January 10, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 20, 1996                   Arthur Andersen LLP

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE --
HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF ASSETS & LIABILITIES

--------------------------------------------------------------------------------

December 31, 1995   Voyager    Global      Asia Pacific Growth      Global Asset High Yield U.S. Government New
                    Fund       Growth      Growth Fund  and Income  Allocation   Fund       and High        Opportunities
                    Sub-       Fund        Sub-Account  Fund        Fund         Sub-       Quality         Fund
                    Account    Sub-Account              Sub-Account Sub-Account  Account    Bond Fund       Sub-Account
                                                                                            Sub-Account
-------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments:
 .........................................................................................................................
PCM VOYAGER FUND
 Shares 118,724
 Cost $3,319,339
 .........................................................................................................................
  Market Value:     $3,621,094 $        0  $        0   $        0  $        0   $        0 $        0      $        0
 .........................................................................................................................
PCM GLOBAL GROWTH FUND
 Shares 172,727
 Cost $2,496,208
 .........................................................................................................................
  Market Value:              0  2,621,991           0            0           0            0          0               0
 .........................................................................................................................
PCM ASIA PACIFIC GROWTH FUND
 Shares 25,409
 Cost $252,826
 .........................................................................................................................
  Market Value:              0          0     259,939            0           0            0          0               0
 .........................................................................................................................
PCM GROWTH AND INCOME FUND
 Shares 244,760
 Cost $4,862,874
 .........................................................................................................................
  Market Value:              0          0           0    5,254,989           0            0          0               0
 .........................................................................................................................
PCM GLOBAL ASSET ALLOCATION FUND
 Shares 34,141
 Cost $522,788
 .........................................................................................................................
  Market Value:              0          0           0            0     551,378            0          0               0
 .........................................................................................................................
PCM HIGH YIELD FUND
 Shares 145,241
 Cost $1,743,609
 .........................................................................................................................
  Market Value:              0          0           0            0           0    1,796,625          0               0
 .........................................................................................................................
PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND
 Shares 44,615
 Cost $590,573
 .........................................................................................................................
  Market Value:              0          0           0            0           0            0    613,005               0
 .........................................................................................................................
PCM NEW OPPORTUNITIES FUND
 Shares 195,071
 Cost $2,765,584
 .........................................................................................................................
  Market Value:              0          0           0            0           0            0          0       3,048,960
 .........................................................................................................................
PCM MONEY MARKET FUND
 Shares 5,240,605
 Cost $5,240,605
 .........................................................................................................................
  Market Value:              0          0           0            0           0            0          0               0
 .........................................................................................................................
PCM UTILITIES GROWTH & INCOME FUND
 Shares 48,050
 Cost $608,275
 .........................................................................................................................
  Market Value:              0          0           0            0           0            0          0               0
 .........................................................................................................................
PCM DIVERSIFIED INCOME FUND
 Shares 30,076
 Cost $318,170
 .........................................................................................................................
  Market Value:              0          0           0            0           0            0          0               0
 .........................................................................................................................
Due from Hartford Life
 Insurance Company       3,667      9,000           0       15,029           0        8,333          0           3,667
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS        $3,624,761 $2,630,991  $  259,939   $5,270,018  $  551,378   $1,804,958 $  613,005      $3,052,627
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable for fund
  shares purchased       3,667      9,000           0       15,029           0        8,333          0           3,667
 .........................................................................................................................
TOTAL LIABILITIES        3,667      9,000           0       15,029           0        8,333          0           3,667
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 (VARIABLE LIFE
 CONTRACT
 LIABILITIES)       $3,621,094 $2,621,991  $  259,939   $5,254,989  $  551,378   $1,796,625 $  613,005      $3,048,960
-------------------------------------------------------------------------------------------------------------------------
Units
 Outstanding           255,782    224,663      25,409      386,957      44,180      151,847     50,854         209,487
Accumulation
 Unit Value at
 end of period      $14.156972 $11.670786  $10.230003   $13.580303  $12.480299   $11.831850 $12.054164      $14.554430
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
December 31, 1995   Money       Utilities   Diversified
                    Market      Growth and  Income
                    Fund        Income Fund Fund
                    Sub-Account Sub-Account Sub-Account
-------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments:
 .........................................................................................................................
PCM VOYAGER FUND
 Shares 118,724
 Cost $3,319,339
 .........................................................................................................................
  Market Value:     $        0 $        0  $        0
 .........................................................................................................................
PCM GLOBAL GROWTH FUND
 Shares 172,727
 Cost $2,496,208
 .........................................................................................................................
  Market Value:              0          0           0
 .........................................................................................................................
PCM ASIA PACIFIC GROWTH FUND
 Shares 25,409
 Cost $252,826
 .........................................................................................................................
  Market Value:              0          0           0
 .........................................................................................................................
PCM GROWTH AND INCOME FUND
 Shares 244,760
 Cost $4,862,874
 .........................................................................................................................
  Market Value:              0          0           0
 .........................................................................................................................
PCM GLOBAL ASSET ALLOCATION FUND
 Shares 34,141
 Cost $522,788
 .........................................................................................................................
  Market Value:              0          0           0
 .........................................................................................................................
PCM HIGH YIELD FUND
 Shares 145,241
 Cost $1,743,609
 .........................................................................................................................
  Market Value:              0          0           0
 .........................................................................................................................
PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND
 Shares 44,615
 Cost $590,573
 .........................................................................................................................
  Market Value:              0          0           0
 .........................................................................................................................
PCM NEW OPPORTUNITIES FUND
 Shares 195,071
 Cost $2,765,584
 .........................................................................................................................
  Market Value:              0          0           0
 .........................................................................................................................
PCM MONEY MARKET FUND
 Shares 5,240,605
 Cost $5,240,605
 .........................................................................................................................
  Market Value:      5,240,605          0           0
 .........................................................................................................................
PCM UTILITIES GROWTH & INCOME FUND
 Shares 48,050
 Cost $608,275
 .........................................................................................................................
  Market Value:              0    638,097           0
 .........................................................................................................................
PCM DIVERSIFIED INCOME FUND
 Shares 30,076
 Cost $318,170
 .........................................................................................................................
  Market Value:              0          0     331,736
 .........................................................................................................................
Due from Hartford Life
 Insurance Company   1,467,565          0           0
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS        $6,708,170 $  638,097  $  331,736
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable for fund
  shares purchased   1,467,565          0           0
 .........................................................................................................................
TOTAL LIABILITIES    1,467,565          0           0
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 (VARIABLE LIFE
 CONTRACT
 LIABILITIES)       $5,240,605 $  638,097  $  331,736
-------------------------------------------------------------------------------------------------------------------------
Units
 Outstanding         4,972,418     48,681      27,704
Accumulation
 Unit Value at
 end of period       $1.053935 $13.107694  $11.974198
-------------------------------------------------------------------------------------------------------------------------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE--
HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

For the period         Voyager     Global      Asia         Growth      Global Asset High Yield  U.S. Government New
from inception,        Fund        Growth      Pacific      and Income  Allocation   Fund        and High        Opportunities
January 10, 1995       Sub-Account Fund        Growth       Fund        Fund         Sub-Account Quality         Fund
to December 31, 1995               Sub-Account Fund         Sub-Account Sub-Account              Bond Fund       Sub-Account
                                               Sub-Account*                                      Sub-Account
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends              $     30    $     91     $    0      $    387    $   192      $   916     $   696         $      1
 ...............................................................................................................................
 Net investment income
  (loss)                      30          91          0           387        192          916         696                1
 ...............................................................................................................................
 Capital gains
  income                     224         170          0           100          0            0           0               31
 ...............................................................................................................................
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 ...............................................................................................................................
 Net realized
  gain (loss) on
  security transactions     (604)         89        349             6          7          119         133           (2,699)
 ...............................................................................................................................
 Net unrealized
  appreciation
  (depreciation) of
  investments
  during the period      301,754     125,784      7,112       392,116     28,590       53,019      22,432          283,377
 ...............................................................................................................................
 Net gains
  (losses) on
  investments            301,150     125,873      7,461       392,122     28,597       53,138      22,565          280,678
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS:            $301,404    $126,134     $7,461      $392,609    $28,789      $54,054     $23,261         $280,710
-------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------
For the period         Money       Utilities   Diversified
from inception,        Market      Growth and  Income
January 10, 1995       Fund        Income Fund Fund
to December 31, 1995   Sub-Account Sub-Account Sub-Account
----------------------------------------------------------
INVESTMENT INCOME:
 Dividends               $80,712     $   543    $   521
 ..........................................................
 Net investment
  income (loss)           80,712         543        521
 ..........................................................
 Capital gains
  income                       0           0          0
 ..........................................................
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 ..........................................................
 Net realized
  gain (loss) on
  security transactions        0          72         31
 ..........................................................
 Net unrealized
  appreciation
  (depreciation) of
  investments
  during the period            0      29,823     13,566
 ..........................................................
 Net gains
  (losses) on
  investments                  0      29,895     13,597
----------------------------------------------------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS:             $80,712     $30,438    $14,118
----------------------------------------------------------

*From inception, May 1, 1995, to December 31, 1995

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE--
HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the period      Voyager     Global       Asia Pacific Growth      Global Asset High Yield  U.S. Government New
from inception,     Fund        Growth       Growth Fund  and Income  Allocation   Fund        and High        Opportunities
January 10, 1995 to Sub-        Fund         Sub-Account* Fund        Fund         Sub-        Quality         Fund
December 31, 1995   Account     Sub-Account               Sub-        Sub-Account  Account     Bond Fund       Sub-Account
                                                          Account                              Sub-Account
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)     $       30  $       91   $       0    $    387    $    192     $    916    $    696        $        1
 .........................................................................................................................
 Capital gains
  income                   224         170           0         100           0            0           0                31
 .........................................................................................................................
 Net realized
  gain (loss) on
  security
  transactions            (604)         89         349           6           7          119         133            (2,699)
 .........................................................................................................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the period    301,754     125,784       7,112     392,116      28,590       53,019      22,432           283,377
 .........................................................................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 operations            301,404     126,134       7,461     392,609      28,789       54,054      23,261           280,710
 .........................................................................................................................
UNIT TRANSACTIONS:
 Purchases                   0           0           0           0           0            0           0                 0
 .........................................................................................................................
 Net transfers       3,345,405   2,532,395     264,817   4,908,808     537,900    1,770,947     603,807         2,798,806
 .........................................................................................................................
 Surrenders            (19,818)    (24,192)    (11,791)    (28,551)    (14,453)     (17,973)    (13,535)          (15,714)
 .........................................................................................................................
 Loan withdrawals            0      (7,875)          0      (9,320)          0       (7,918)          0            (9,713)
 .........................................................................................................................
 Cost of
  Insurance             (5,897)     (4,471)       (548)     (8,557)       (858)      (2,485)       (528)           (5,129)
 .........................................................................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 unit transactions   3,319,690   2,495,857     252,478   4,862,380     522,589    1,742,571     589,744         2,768,250
 .........................................................................................................................
Total increase
 (decrease) in
 net assets          3,621,094   2,621,991     259,939   5,254,989     551,378    1,796,625     613,005         3,048,960
 .........................................................................................................................
NET ASSETS:
 Beginning of period         0           0           0           0           0            0           0                 0
-------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD      $3,621,094  $2,621,991    $259,939  $5,254,989    $551,378   $1,796,625    $613,005        $3,048,960
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
For the period      Money        Utilities   Diversified
from inception,     Market       Growth and  Income
January 10, 1995 to Fund         Income Fund Fund
December 31, 1995   Sub-Account  Sub-Account Sub-
                                             Account
--------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)     $   80,712    $    543    $    521
 ........................................................
 Capital gains
  income                     0           0           0
 ........................................................
 Net realized
  gain (loss) on
  security
  transactions               0          72          31
 ........................................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the period          0      29,823      13,566
 ........................................................
Net increase
 (decrease) in
 net assets
 resulting from
 operations             80,712      30,438      14,118
 ........................................................
UNIT TRANSACTIONS:
 Purchases          24,484,446           0           0
 ........................................................
 Net transfers     (17,605,354)    621,666     330,819
 ........................................................
 Surrenders           (147,693)    (13,432)    (12,664)
 ........................................................
 Loan withdrawals   (1,548,256)          0           0
 ........................................................
 Cost of
  Insurance            (23,250)       (575)       (537)
 ........................................................
Net increase
 (decrease) in
 net assets
 resulting from
 unit
 transactions        5,159,893     607,659     317,618
 ........................................................
Total increase
 (decrease) in
  net assets         5,240,605     638,097     331,736
 ........................................................
NET ASSETS:
 Beginning of period         0           0           0
--------------------------------------------------------
 END OF PERIOD      $5,240,605    $638,097    $331,736
--------------------------------------------------------

*From inception, May 1, 1995, to December 31, 1995


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE--
HARTFORD LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. ORGANIZATION:
Putnam Capital Manager Trust Separate Account Five (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit invest-ment trust under the Investment Company Act of 1940, as amended. Both the Com-pany and the Account are subject to supervision and regulation by the Depart-ment of Insurance of the State of Connecticut and the SEC. The account commenced operations on January 10, 1995. The Account invests deposits by Variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

A) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is de-termined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents divi-dends from the funds which are characterized as capital gains under tax regulations.

B) SECURITY VALUATION--The investment in shares of the Funds is valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

C) FEDERAL INCOME TAXES The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insur-ance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

D) USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principle requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3. ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:
In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.
                                      30

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Hartford Life & Annuity Insurance Company Putnam Capi-tal Manager Trust Separate Account Two and to the Owners of
Units of Interest therein:

We have audited the accompanying statement of assets & liabil-ities of ITT Hartford Life & Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two (the Account) as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net as-sets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We be-lieve that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial posi-tion of ITT Hartford Life & Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two as of December 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 20, 1996                           Arthur Andersen LLP

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO --
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS & LIABILITIES

------------------------------------------------------------------------------------------------------------------------------
December 31, 1995    Voyager      Global       Asia        Growth         Global Asset High Yield   U.S.  Government
                     Fund         Growth       Pacific     and Income     Allocation   Fund         and High
                     Sub-Account  Fund         Growth      Fund           Fund         Sub-Account  Quality
                                  Sub-Account  Fund        Sub-Account    Sub-Account               Bond Fund
                                               Sub-Account                                          Sub-Account
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
 ..............................................................................................................................
PCM VOYAGER FUND
 Shares 24,941,540
 Cost $591,936,453
 ..............................................................................................................................
  Market Value:      $760,716,981 $          0 $         0 $            0 $          0 $          0 $          0
 ..............................................................................................................................
PCM GLOBAL GROWTH FUND
 Shares 24,818,233
 Cost $334,056,082
 ..............................................................................................................................
  Market Value:                 0  376,740,772           0              0            0            0            0
 ..............................................................................................................................
PCM ASIA PACIFIC GROWTH FUND
 Shares 1,280,875
 Cost $12,778,368
 ..............................................................................................................................
  Market Value:                 0            0  13,103,350              0            0            0            0
 ..............................................................................................................................
PCM GROWTH AND INCOME FUND
 Shares 53,783,662
 Cost $955,424,382
 ..............................................................................................................................
  Market Value:                 0            0           0  1,154,735,231            0            0            0
 ..............................................................................................................................
PCM GLOBAL ASSET ALLOCATION FUND
 Shares 12,678,067
 Cost $177,009,576
 ..............................................................................................................................
  Market Value:                 0            0           0              0  204,750,777            0            0
 ..............................................................................................................................
PCM HIGH YIELD FUND
 Shares 17,478,264
 Cost $208,063,664
 ..............................................................................................................................
  Market Value:                 0            0           0              0            0  216,206,126            0
 ..............................................................................................................................
PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND
 Shares 12,024,405
 Cost $159,980,982
 ..............................................................................................................................
  Market Value:                 0            0           0              0            0            0  165,215,326
 ..............................................................................................................................
PCM NEW OPPORTUNITIES FUND
 Shares 16,645,995
 Cost $217,189,943
 ..............................................................................................................................
  Market Value:                 0            0           0              0            0            0            0
 ..............................................................................................................................
PCM MONEY MARKET FUND
 Shares 91,540,838
 Cost $91,540,838
 ..............................................................................................................................
  Market Value:                 0            0           0              0            0            0            0
 ..............................................................................................................................
PCM UTILITIES GROWTH & INCOME FUND
 Shares 15,168,106
 Cost $178,917,365
 ..............................................................................................................................
  Market Value:                 0            0           0              0            0            0            0
 ..............................................................................................................................
PCM DIVERSIFIED INCOME FUND
 Shares 11,278,651
 Cost $114,531,305
 ..............................................................................................................................
  Market Value:                 0            0           0              0            0            0            0
 ..............................................................................................................................
Due from ITT
 Hartford Life
 and Annuity Insurance
 Company                   33,607            0           0              0            0    3,676,941      302,552
 ..............................................................................................................................
Receivable from
  fund shares sold              0       66,245     443,597        202,038       82,033            0            0
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS         $760,750,588 $376,807,017 $13,546,947 $1,154,937,269 $204,832,810 $219,883,067 $165,517,878
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Due to ITT
  Hartford Life
  and Annuity Insurance
  Company                       0       66,939     443,603        202,731       80,188            0            0
 ..............................................................................................................................
Payable for fund
 shares purchased          32,811            0           0              0            0    3,674,518      303,061
 ..............................................................................................................................
 TOTAL LIABILITIES         32,811       66,939     443,603        202,731       80,188    3,674,518      303,061
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
 (VARIABLE
 ANNUITY CONTRACT
 LIABILITIES)        $760,717,777 $376,740,078 $13,103,344 $1,154,734,538 $204,752,622 $216,208,549 $165,214,817
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
December 31, 1995    New           Money       Utilities    Diversified
                     Opportunities Market      Growth and   Income Fund
                     Fund          Fund        Income Fund  Sub-Account
                     Sub-Account   Sub-Account Sub-Account
------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments:
 ..............................................................................................................................
PCM VOYAGER FUND
 Shares 24,941,540
 Cost $591,936,453
 ..............................................................................................................................
  Market Value:      $          0 $          0 $         0 $            0
 ..............................................................................................................................
PCM GLOBAL GROWTH FUND
 Shares 24,818,233
 Cost $334,056,082
 ..............................................................................................................................
  Market Value:                 0            0           0              0
 ..............................................................................................................................
PCM ASIA PACIFIC GROWTH FUND
 Shares 1,280,875
 Cost $12,778,368
 ..............................................................................................................................
  Market Value:                 0            0           0              0
 ..............................................................................................................................
PCM GROWTH AND INCOME FUND
 Shares 53,783,662
 Cost $955,424,382
 ..............................................................................................................................
  Market Value:                 0            0           0              0
 ..............................................................................................................................
PCM GLOBAL ASSET ALLOCATION FUND
 Shares 12,678,067
 Cost $177,009,576
 ..............................................................................................................................
  Market Value:                 0            0           0              0
 ..............................................................................................................................
PCM HIGH YIELD FUND
 Shares 17,478,264
 Cost $208,063,664
 ..............................................................................................................................
  Market Value:                 0            0           0              0
 ..............................................................................................................................
PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND
 Shares 12,024,405
 Cost $159,980,982
 ..............................................................................................................................
  Market Value:                 0            0           0              0
 ..............................................................................................................................
PCM NEW OPPORTUNITIES FUND
 Shares 16,645,995
 Cost $217,189,943
 ..............................................................................................................................
  Market Value:       260,176,899            0           0              0
 ..............................................................................................................................
PCM MONEY MARKET FUND
 Shares 91,540,838
 Cost $91,540,838
 ..............................................................................................................................
  Market Value:                 0   91,540,838           0              0
 ..............................................................................................................................
PCM UTILITIES GROWTH & INCOME FUND
 Shares 15,168,106
 Cost $178,917,365
 ..............................................................................................................................
  Market Value:                 0            0  201,432,447             0
 ..............................................................................................................................
PCM DIVERSIFIED INCOME FUND
 Shares 11,278,651
 Cost $114,531,305
 ..............................................................................................................................
  Market Value:                 0            0            0   124,403,521
 ..............................................................................................................................
Due from ITT
 Hartford Life
 and Annuity Insurance
 Company                  114,559    1,229,083      116,515       237,718
 ..............................................................................................................................
Receivable from
 fund shares sold               0            0            0             0
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS         $260,291,458  $92,769,921 $201,548,962  $124,641,239
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Due to ITT
 Hartford Life
 and Annuity
 Insurance
 Company                        0            0            0             0
 ..............................................................................................................................
Payable for fund
 shares purchased         115,390    1,229,318      120,715       237,895
 ..............................................................................................................................
TOTAL
 LIABILITIES              115,390    1,229,318      120,715       237,895
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
 (VARIABLE
 ANNUITY CONTRACT
 LIABILITIES)        $260,176,068  $91,540,603 $201,428,247  $124,403,344
------------------------------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO -- ITT HARTFORD LIFE & ANNU-ITY INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES (CONTINUED)

--------------------------------------------------------------------------------

 December 31, 1995                       Units        Unit       Contract
                                         Owned by     Price      Liability
                                         Participants
--------------------------------------------------------------------------------
Deferred annuity contracts in the
 accumulation period:
  Group Sub-Accounts:
 ................................................................................
  Voyager Fund Sub-Account                23,356,697  $32.520454 $ 759,570,399
 ................................................................................
  Global Growth Fund Sub-Account          25,154,343   14.963156   376,388,364
 ................................................................................
  Asia Pacific Growth Fund Sub-Account     1,292,188   10.134697    13,095,934
 ................................................................................
  Growth and Income Fund Sub-Account      42,420,046   27.201402 1,153,884,733
 ................................................................................
  Global Asset Allocation Fund
  Sub-Account                             10,180,873   20.086904   204,502,220
 ................................................................................
  High Yield Fund Sub-Account             10,603,165   20.390177   216,200,412
 ................................................................................
  U.S. Government and High Quality Bond
  Fund Sub-Account                         8,948,409   18.447662   165,077,226
 ................................................................................
  New Opportunities Fund Sub-Account      16,971,027   15.311737   259,855,899
 ................................................................................
  Money Market Fund Sub-Account           66,283,238    1.378848    91,394,510
 ................................................................................
  Utilities Growth and Income Fund
  Sub-Account                             14,306,539   14.074692   201,360,133
 ................................................................................
  Diversified Income Fund Sub-Account     11,005,858   11.302322   124,391,746
 ................................................................................
Total Accumulation Period:                                       3,565,721,576
 ................................................................................
Annuity contracts in the annuity
 period:
 ................................................................................
 Group Sub-Accounts:
 ................................................................................
  Voyager Fund Sub-Account                    35,282   32.520454     1,147,378
 ................................................................................
  Global Growth Fund Sub-Account              23,505   14.963156       351,714
 ................................................................................
  Asia Pacific Growth Fund Sub-Account           731   10.134697         7,410
 ................................................................................
  Growth and Income Fund Sub-Account          31,241   27.201402       849,805
 ................................................................................
  Global Asset Allocation Fund
  Sub-Account                                 12,466   20.086904       250,402
 ................................................................................
  High Yield Fund Sub-Account                    399   20.390177         8,137
 ................................................................................
  U.S. Government and High Quality Bond
  Fund Sub-Account                             7,458   18.447662       137,591
 ................................................................................
  New Opportunities Fund Sub-Account          20,910   15.311737       320,169
 ................................................................................
  Money Market Fund Sub-Account              105,953    1.378848       146,093
 ................................................................................
  Utilities Growth and Income Fund
  Sub-Account                                  4,839   14.074692        68,114
 ................................................................................
  Diversified Income Fund Sub-Account          1,026   11.302322        11,598
 ................................................................................
Total Annuity Period:                                                3,298,411
--------------------------------------------------------------------------------
GRAND TOTAL:                                                    $3,569,019,987
--------------------------------------------------------------------------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                       33

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO -- ITT HARTFORD LIFE & ANNU-ITY INSURANCE COMPANY
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

 For the Year Ended  Voyager       Global        Asia Pacific  Growth        Global Asset  High Yield    U.S. Government
 December 31, 1995   Fund          Growth        Growth        and Income    Allocation    Fund          and High
                     Sub-Account   Fund          Fund          Fund          Fund          Sub-Account   Quality
                                   Sub-Account   Sub-Account*  Sub-Account   Sub-Account                 Bond Fund
                                                                                                         Sub-Account
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT
 INCOME:
 Dividends           $   1,064,237 $   2,497,867 $           0 $  22,628,468 $   2,726,061 $  12,486,408 $   8,221,916
 ..............................................................................................................................
EXPENSES:
 Mortality and
  expense
  undertakings          (6,942,267)   (4,283,394)      (52,108)  (11,078,654)   (2,345,137)   (2,300,471)   (1,896,218)
 ..............................................................................................................................
Net investment
 income (loss)          (5,878,030)   (1,785,527)      (52,108)   11,549,814       380,924    10,185,937     6,325,698
 ..............................................................................................................................
Capital gains
 income                  7,846,764     4,647,670             0     5,824,801             0             0             0
 ..............................................................................................................................
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 ..............................................................................................................................
 Net realized
  gain (loss) on
  security
  transactions             (74,997)       96,200        45,350        (9,213)       13,244        78,832        39,522
 ..............................................................................................................................
 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period           160,181,394    39,510,074       324,982   213,540,442    33,958,536    14,324,591    16,802,723
 ..............................................................................................................................
 Net gains
  (losses) on
  investments          160,106,397    39,606,274       370,332   213,531,229    33,971,780    14,403,423    16,842,245
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
 (DECREASE) IN
  NET ASSETS
  RESULTING FROM
  OPERATIONS:        $ 162,075,131 $  42,468,417 $     318,224 $ 230,905,844 $  34,352,704 $  24,589,360 $  23,167,943
------------------------------------------------------------------------------------------------------------------------------

 For the Year Ended  New           Money         Utilities     Diversified
 December 31, 1995   Opportunities Market        Growth and    Income Fund
                     Fund          Fund          Income Fund   Sub-Account
                     Sub-Account   Sub-Account   Sub-Account
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT
 INCOME:
 Dividends           $       4,329 $   3,480,975 $   7,267,811 $   4,291,082
 ..............................................................................................................................
EXPENSES:
 Mortality and
  expense
  undertakings          (1,529,843)     (909,340)   (2,238,160)   (1,383,711)
 ..............................................................................................................................
Net investment
 income (loss)          (1,525,514)    2,571,635     5,029,651     2,907,371
 ..............................................................................................................................
Capital gains
 income                    142,845             0             0             0
 ..............................................................................................................................
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 ..............................................................................................................................
 Net realized
  gain (loss) on
  security
  transactions              (5,875)            0        23,185        12,156
 ..............................................................................................................................
 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period            41,849,801             0    36,258,759    12,703,345
 ..............................................................................................................................
 Net gains
  (losses) on
  investments           41,843,926             0    36,281,944    12,715,501
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS:         $  40,461,257 $   2,571,635 $  41,311,595 $  15,622,872
------------------------------------------------------------------------------------------------------------------------------

*From inception, May 1, 1995, to December 31, 1995.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO--ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

 For the Year        Voyager       Global        Asia Pacific  Growth        Global Asset  High Yield    U.S. Government
 Ended               Fund          Growth        Growth Fund   and Income    Allocation    Fund          and High
 December 31,        Sub-Account   Fund          Sub-Account*  Fund          Fund          Sub-Account   Quality
 1995                              Sub-Account                 Sub-Account   Sub-Account                 Bond Fund
                                                                                                         Sub-Account
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)     $  (5,878,030) $  (1,785,527)$    (52,108)  $  11,549,814  $     380,924 $  10,185,937 $   6,325,698
 ........................................................................................................................
 Capital gains
  income                7,846,764      4,647,670            0       5,824,801              0             0             0
 ........................................................................................................................
 Net realized
  gain (loss) on
  security
  transactions            (74,997)        96,200       45,350          (9,213)        13,244        78,832        39,522
 ........................................................................................................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the
  period              160,181,394     39,510,074      324,982     213,540,442     33,958,536    14,324,591    16,802,723
 ........................................................................................................................
 Net increase
 (decrease) in
  net assets
  resulting from
  operations          162,075,131     42,468,417      318,224     230,905,844     34,352,704    24,589,360    23,167,943
 ........................................................................................................................
UNIT
 TRANSACTIONS:
 Purchases            228,156,885     74,877,453    8,256,286     319,833,403     31,667,598    67,095,956    35,010,416
 ........................................................................................................................
 Net transfers         61,682,437      3,555,397    4,626,408      93,723,475      3,930,913     7,962,393    (4,195,566)
 ........................................................................................................................
 Surrenders           (14,135,562)   (10,596,903)    (104,818)    (31,018,066)    (6,946,292)   (8,443,113)   (6,707,112)
 ........................................................................................................................
 Net annuity
  transactions            874,475       183,233         7,244         500,392         83,391        (5,403)       43,136
 ........................................................................................................................
 Net increase
 (decrease) in
  net assets
  resulting from
  unit
  transactions        276,578,235    68,019,180    12,785,120     383,039,204     28,735,610    66,609,833    24,150,874
 ........................................................................................................................
 Total increase
 (decrease) in
  net assets          438,653,366   110,487,597    13,103,344     613,945,048     63,088,314    91,199,193    47,318,817
 ........................................................................................................................
NET ASSETS:
 Beginning of
  period              322,064,411   266,252,481             0     540,789,490    141,664,308   125,009,356   117,896,000
------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD      $760,717,777  $376,740,078   $13,103,344  $1,154,734,538   $204,752,622  $216,208,549  $165,214,817
------------------------------------------------------------------------------------------------------------------------

 For the Year        New           Money         Utilities       Diversified
 Ended December      Opportunities Market        Growth and      Income Fund
 31, 1995            Fund          Fund          Income Fund     Sub-Account
                     Sub-Account   Sub-Account   Sub-Account
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)      $ (1,525,514) $  2,571,635   $ 5,029,651  $    2,907,371
 .............................................................................
 Capital gains
  income                  142,845             0             0               0
 .............................................................................
 Net realized
  gain (loss) on
  security
  transactions             (5,875)            0        23,185          12,156
 .............................................................................
 Net unrealized
  appreciation
  (depreciation)
  of investments
  during the
  period               41,849,801             0    36,258,759      12,703,345
 ..............................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 operations            40,461,257     2,571,635    41,311,595      15,622,872
 .............................................................................
UNIT
 TRANSACTIONS:
 Purchases            145,442,076    96,115,789    32,062,808      35,092,244
 .............................................................................
 Net transfers         47,343,854   (46,531,467)    5,445,254      (4,186,538)
 .............................................................................
 Surrenders            (2,294,814)  (12,195,875)   (6,579,475)     (4,967,234)
 .............................................................................
 Net annuity
  transactions            294,255       140,021        27,865          11,139
 .............................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 unit
 transactions         190,785,371    37,528,468    30,956,452      25,949,611
 .............................................................................
Total increase
 (decrease) in
 net assets           231,246,628    40,100,103    72,268,047      41,572,483
 .............................................................................
NET ASSETS:
 Beginning of
  period               28,929,440    51,440,500   129,160,200      82,830,861
-----------------------------------------------------------------------------
 END OF PERIOD       $260,176,068   $91,540,603  $201,428,247    $124,403,344
-----------------------------------------------------------------------------

*From inception, May 1, 1995, to December 31, 1995.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO -- ITT HARTFORD LIFE & ANNU-ITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

 For the Year        Voyager       Global        Growth        Global Asset  High Yield    U.S. Government New           Money
 Ended               Fund          Growth        and Income    Allocation    Fund          and High        Opportunities Market
 December 31,        Sub-Account   Fund          Fund          Fund          Sub-Account   Quality         Fund          Fund
 1994                              Sub-Account   Sub-Account   Sub-Account                 Bond Fund       Sub-Account*  Sub-Account
                                                                                           Sub-Account
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)      $     372,428 $  (2,011,964)$  14,966,202 $   3,825,625 $   6,427,354 $   6,365,965 $     (97,733)$  1,056,634
 ....................................................................................................................................
Net realized
 gain (loss) on
 security
 transactions             (191,228)      (18,513)      (10,345)       (6,505)      (97,959)      (72,020)      (14,613)           0
 ....................................................................................................................................
Net unrealized
 appreciation
 (depreciation)
 of investments
 during the
 period                  3,078,450    (4,229,598)  (20,548,899)   (8,352,436)   (9,120,235)  (11,964,074)    1,137,155            0
 ....................................................................................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 operations              3,259,650    (6,260,075)   (5,593,042)   (4,533,316)   (2,790,840)   (5,670,129)    1,024,809    1,056,634
 ....................................................................................................................................
UNIT
 TRANSACTIONS:
 Purchases             132,782,780   122,326,486   205,817,932    60,974,360    52,225,263    36,900,682    16,321,767   52,564,931
 ....................................................................................................................................
 Net transfers          39,108,109    44,716,940    46,569,749    13,009,830    (8,933,259)  (24,394,027)   11,838,985  (15,645,418)
 ....................................................................................................................................
 Surrenders             (6,359,020)   (6,322,979)  (16,638,317)   (4,218,504)   (6,124,706)   (7,087,988)     (256,121)  (3,250,665)
 ....................................................................................................................................
 Net annuity
  transactions              83,164        96,555        88,430        94,422        12,744        77,551             0            0
 ....................................................................................................................................
 Net increase
  (decrease) in
  net assets
  resulting from
  unit
  transactions         165,615,033   160,817,002   235,837,794    69,860,108    37,180,042     5,496,218    27,904,631   33,668,848
 ....................................................................................................................................
 Total increase
  (decrease) in
  net assets           168,874,683   154,556,927   230,244,752    65,326,792    34,389,202     (173,911)    28,929,440   34,725,482
 ....................................................................................................................................
 NET ASSETS:
  Beginning of
   period              153,189,728   111,695,554   310,544,738    76,337,516    90,620,154   118,069,911             0   16,715,018
------------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD       $ 322,064,411 $ 266,252,481 $ 540,789,490 $ 141,664,308 $ 125,009,356 $ 117,896,000 $  28,929,440 $ 51,440,500
------------------------------------------------------------------------------------------------------------------------------------
 For the Year        Utilities     Diversified
 Ended               Growth and    Income Fund
 December 31,        Income Fund   Sub-Account
 1994                Sub-Account
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment
  income (loss)      $   3,569,416 $    (622,220)
 ....................................................................................................................................
Net realized
 gain (loss) on
 security
 transactions              (92,356)       (2,731)
 ....................................................................................................................................
Net unrealized
 appreciation
 (depreciation)
 of investments
 during the
 period                (14,771,976)   (3,325,550)
 ....................................................................................................................................
Net increase
 (decrease) in
 net assets
 resulting from
 operations            (11,294,916)   (3,950,501)
 ....................................................................................................................................
UNIT
 TRANSACTIONS:
 Purchases              33,210,440    58,617,588
 ....................................................................................................................................
 Net transfers         (18,170,247)   (4,473,953)
 ....................................................................................................................................
 Surrenders             (5,278,183)   (2,449,556)
 ....................................................................................................................................
 Net annuity
  transactions               5,696             0
 ....................................................................................................................................
 Net increase
  (decrease) in
  net assets
  resulting from
  unit
  transactions           9,767,706    51,694,079
 ....................................................................................................................................
 Total increase
  (decrease) in
  net assets            (1,527,210)   47,743,578
 ....................................................................................................................................
 NET ASSETS:
  Beginning of
   period              130,687,410    35,087,283
------------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD     $129,160,200 $82,830,861
------------------------------------------------------------------------------------------------------------------------------------

*From Inception, May 2, 1994 to December 31, 1994.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO -- ITT HARTFORD LIFE & ANNU-ITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
1. ORGANIZATION:
Putnam Capital Manager Trust Separate Account Two (the Account) is a separate investment account within ITT Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amend-ed. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut. The Account in-vests deposits by Variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

A) SECURITY TRANSACTIONS Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is de-termined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents divi-dends from the funds which are characterized as capital gains under tax regu-lations.

B) SECURITY VALUATION The investment in shares of the Funds is valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

C) FEDERAL INCOME TAXES The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insur-ance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

D) USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principle requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3. ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:
A) MORTALITY AND EXPENSE UNDERTAKINGS The Company, as issuer of variable annu-ity contracts, provides the mortality and expense undertakings and, with re-spect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets. The Company also provides administrative services and receives an annual fee of 0.15% of the Account's average daily net assets.

B) DEDUCTION OF ANNUAL MAINTENANCE FEE Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' ac-counts, in accordance with the terms of the contracts.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Hartford Life & Annuity Insurance Company Putnam Capi-tal Manager Trust Separate Account Five and to the Owners of
Units of Interest therein:

We have audited the accompanying statement of assets & liabil-ities of ITT Hartford Life & Annuity Insurance Company Putnam Capital Manager Trust Separate Account Five (the Account) as of December 31, 1995, and the related statement of operations and the statement of changes in net assets for the period from inception, January 10, 1995, to December 31, 1995. These fi-nancial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We be-lieve that our audit provides a reasonable basis for our opin-ion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial posi-tion of ITT Hartford Life & Annuity Insurance Company Putnam Capital Manager Trust Separate Account Five as of December 31, 1995, and the results of its operations and the changes in its net assets for the period from inception January 10, 1995, to December 31, 1995, in conformity with generally accepted ac-counting principles.

Hartford, Connecticut
February 20, 1996                   Arthur Andersen LLP

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE -- ITT HARTFORD LIFE & ANNU-ITY INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES

--------------------------------------------------------------------------------

 December 31,        Voyager       Global        Asia          Growth        Global Asset  High Yield    U.S. Government
 1995                Fund          Growth        Pacific       and Income    Allocation    Fund          and High
                     Sub-          Fund          Growth        Fund          Fund          Sub-          Quality
                     Account       Sub-          Fund          Sub-          Sub-Account   Account       Bond Fund
                                   Account       Sub-          Account                                   Sub-Account
                                                 Account
------------------------------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments:
 ....................................................................................................................................
 PCM VOYAGER FUND
  Shares 48,274
  Cost $1,342,465
 ....................................................................................................................................
   Market Value:     $   1,472,357 $           0 $           0 $           0 $           0 $           0 $           0
 ....................................................................................................................................
 PCM GLOBAL GROWTH FUND
  Shares 35,443
  Cost $513,095
 ....................................................................................................................................
   Market Value:                 0       538,028             0             0             0             0             0
 ....................................................................................................................................
 PCM ASIA PACIFIC GROWTH FUND
  Shares 4,223
  Cost $42,196
 ....................................................................................................................................
   Market Value:                 0             0        43,203             0             0             0             0
 ....................................................................................................................................
 PCM GROWTH AND INCOME FUND
  Shares 116,700
  Cost $2,313,134
 ....................................................................................................................................
   Market Value:                 0             0             0     2,505,549             0             0             0
 ....................................................................................................................................
 PCM GLOBAL ASSET ALLOCATION FUND
  Shares 13,343
  Cost $201,319
 ....................................................................................................................................
   Market Value:                 0             0             0             0       215,494             0             0
 ....................................................................................................................................
 PCM HIGH YIELD FUND
  Shares 21,399
  Cost $256,380
 ....................................................................................................................................
   Market Value:                 0             0             0             0             0       264,709             0
 ....................................................................................................................................
 PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND
  Shares 17,281
  Cost $225,893
 ....................................................................................................................................
   Market Value:                 0             0             0             0             0             0       237,438
 ....................................................................................................................................
 PCM NEW OPPORTUNITIES FUND
  Shares 100,012
  Cost $1,412,475
 ....................................................................................................................................
   Market Value:                 0             0             0             0             0             0             0
 ....................................................................................................................................
 PCM MONEY MARKET FUND
  Shares 2,841,003
  Cost $2,841,003
 ....................................................................................................................................
   Market Value:                 0             0             0             0             0             0             0
 ....................................................................................................................................
 PCM UTILITIES GROWTH & INCOME FUND
  Shares 22,465
  Cost $272,929
 ....................................................................................................................................
   Market Value:                 0             0             0             0             0             0             0
 ....................................................................................................................................
 PCM DIVERSIFIED INCOME FUND
  Shares 9,599
  Cost $100,812
 ....................................................................................................................................
   Market Value:                 0             0             0             0             0             0             0
 ....................................................................................................................................
 Due from ITT
  Hartford Life
  and Annuity
  Insurance
  Company                   30,158             0             0        82,830             0        36,840             0
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS            1,502,515       538,028        43,203     2,588,379       215,494       301,549       237,438
------------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Due to ITT
  Hartford Life
  and Annuity
  Insurance
  Company                        0             2             0             0             0             0             0
 ....................................................................................................................................
 Payable for fund
  shares purchased          30,120             0             0        82,171             0        36,721             0
 ....................................................................................................................................
 TOTAL LIABILITIES          30,120             2             0        82,171             0        36,721             0
------------------------------------------------------------------------------------------------------------------------------------

 NET ASSETS
  (VARIABLE LIFE
  CONTRACT
  LIABILITIES)       $   1,472,395 $     538,026 $      43,203 $   2,506,208 $     215,494 $     264,828 $     237,438
------------------------------------------------------------------------------------------------------------------------------------
 Units Outstanding         104,005        46,100         4,223       184,547        17,267        22,383        19,698
 Accumulation
  Unit Value at
  end of period      $   14.156972 $   11.670786 $   10.230003 $   13.580303 $   12.480299 $   11.831850 $   12.054164
------------------------------------------------------------------------------------------------------------------------------------
                     New           Money         Utilities     Diversified
                     Opportunities Market        Growth and    Income
                     Fund          Fund          Income Fund   Fund
                     Sub-Account   Sub-Account   Sub-Account   Sub-Account
------------------------------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments:
 ....................................................................................................................................
PCM VOYAGER FUND
  Shares 48,274
  Cost $1,342,465
 ....................................................................................................................................
   Market Value:     $           0 $           0 $           0 $           0
 ....................................................................................................................................
 PCM GLOBAL GROWTH FUND
  Shares 35,443
  Cost $513,095
 ....................................................................................................................................
   Market Value:                 0             0             0             0
 ....................................................................................................................................
 PCM ASIA PACIFIC GROWTH FUND
  Shares 4,223
  Cost $42,196
 ....................................................................................................................................
   Market Value:                 0             0             0             0
 ....................................................................................................................................
 PCM GROWTH AND INCOME FUND
  Shares 116,700
  Cost $2,313,134
 ....................................................................................................................................
   Market Value:                 0             0             0             0
 ....................................................................................................................................
 PCM GLOBAL ASSET ALLOCATION FUND
  Shares 13,343
  Cost $201,319
 ....................................................................................................................................
   Market Value:                 0             0             0             0
 ....................................................................................................................................
 PCM HIGH YIELD FUND
  Shares 21,399
  Cost $256,380
 ....................................................................................................................................
   Market Value:                 0             0             0             0
 ....................................................................................................................................
 PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND
  Shares 17,281
  Cost $225,893
 ....................................................................................................................................
   Market Value:                 0             0             0             0
 ....................................................................................................................................
 PCM NEW OPPORTUNITIES FUND
  Shares 100,012
  Cost $1,412,475
 ....................................................................................................................................
   Market Value:         1,563,192             0             0             0
 ....................................................................................................................................
 PCM MONEY MARKET FUND
  Shares 2,841,003
  Cost $2,841,003
 ....................................................................................................................................
   Market Value:                 0     2,841,003             0             0
 ....................................................................................................................................
 PCM UTILITIES GROWTH & INCOME FUND
  Shares 22,465
  Cost $272,929
 ....................................................................................................................................
   Market Value:                 0             0       298,339             0
 ....................................................................................................................................
 PCM DIVERSIFIED INCOME FUND
  Shares 9,599
  Cost $100,812
 ....................................................................................................................................
   Market Value:                 0             0             0       105,881
 ....................................................................................................................................
 Due from ITT
  Hartford Life
  and Annuity
  Insurance
  Company                    6,472       702,079         4,559        36,921
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS            1,569,664     3,543,082       302,898       142,802
------------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Due to ITT
  Hartford Life
  and Annuity
  Insurance
  Company                        0             0             0             0
 ....................................................................................................................................
 Payable for fund
  shares purchased           6,448       701,800         4,561        36,721
 ....................................................................................................................................
 TOTAL LIABILITIES           6,448       701,800         4,561        36,721
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
  (VARIABLE LIFE
  CONTRACT
  LIABILITIES)       $   1,563,216 $   2,841,282 $     298,337 $     106,081
------------------------------------------------------------------------------------------------------------------------------------
 Units Outstanding         107,405     2,695,879        22,761         8,859
 Accumulation
  Unit Value at
  end of period      $   14.554430 $    1.053935 $   13.107694 $   11.974198
------------------------------------------------------------------------------------------------------------------------------------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE--ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        U.S.
For the period      Voyager       Global        Asia          Growth        Global Asset  High Yield    Government    New
from inception,     Fund          Growth        Pacific       and Income    Allocation    Fund          and High      Opportunities
January 10, 1995,   Sub-Account   Fund          Growth        Fund          Fund          Sub-Account   Quality       Fund
to                                Sub-Account   Fund          Sub-Account   Sub-Account                 Bond Fund     Sub-Account
December 31, 1995                               Sub-Account*                                            Sub-Account
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT
 INCOME:
  Dividends         $          30 $          91 $           0 $         387 $         192 $         916 $         696 $         1
 ....................................................................................................................................
  Net investment
   income (loss)               30            91             0           387           192           916           696           1
 ....................................................................................................................................
  Capital gains
   income                     224           170             0           100             0             0             0          31
 ....................................................................................................................................
 NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
 ....................................................................................................................................
  Net realized
   gain (loss) on
   security
   transactions               379            31           (36)           18           134            83            99         (213)
 ....................................................................................................................................
  Net unrealized
   appreciation
   (depreciation)
   of investments
   during the
   period                 129,891        24,935         1,006       192,416        14,176         8,329        11,545     150,716
 ....................................................................................................................................
  Net gains
   (losses) on
   investments            130,270        24,966           970       192,434        14,310         8,412        11,644     150,503
------------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE
  (DECREASE) IN
  NET ASSETS
  RESULTING FROM
  OPERATIONS:       $     130,524 $      25,227 $         970 $     192,921 $      14,502 $       9,328 $      12,340 $   150,535
------------------------------------------------------------------------------------------------------------------------------------
For the period      Money          Utilities     Diversified
from inception,     Market         Growth and    Income
January 10, 1995,   Fund           Income Fund   Fund
to                  Sub-Account    Sub-Account   Sub-Account
December 31, 1995
--------------------------------------------------------------
INVESTMENT
 INCOME:
  Dividends         $      44,306  $         543 $         521
 ..............................................................
  Net investment
  income (loss)            44,306            543           521
 ..............................................................
  Capital gains
   income                       0              0             0
 ..............................................................
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 ..............................................................
  Net realized
   gain (loss) on
   security
   transactions                 0            516           679
 ..............................................................
  Net unrealized
   appreciation
   (depreciation)
   of investments
   during the
   period                       0         25,411         5,068
 ..............................................................
  Net gains
   (losses) on
   investments                   0        25,927         5,747
--------------------------------------------------------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS:         $      44,306 $      26,470 $       6,268
--------------------------------------------------------------

*From inception, May 1, 1995, to December 31, 1995.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE -- ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY



Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------

For the Period from             Voyager         Global         Asia Pacific         Growth         Global Asset         High Yield
inception, January 10,          Fund            Growth         Growth Fund          and Income     Allocation           Fund
1995 to                         Sub-            Fund           Sub-                 Fund           Fund                 Sub-
December 31, 1995               Account         Sub-           Account*             Sub-           Sub-                 Account
                                                Account                             Account        Account
------------------------------------------------------------------------------------------------------------------------------------

Operations:
 Net investment
  income (loss)                 $     30       $    91         $    0               $  387         $  192               $   916
 ....................................................................................................................................

 Capital gains income                224           170              0                  100              0                     0
 ....................................................................................................................................

 Net realized gain (loss)
  on security
  transactions                       379            31            (36)                  18            134                    83
 ....................................................................................................................................

 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period                     129,891        24,935          1,006              192,416         14,176                 8,329
 ....................................................................................................................................

 Net increase (decrease)
  in net assets resulting
  from operations                130,524        25,227            970              192,921         14,502                 9,328
 ....................................................................................................................................

Unit transactions:
 Purchases                             0             0              0                    0              0                     0
 ....................................................................................................................................

 Net transfers                 1,365,625       527,767         52,584            2,340,814        215,112               268,388
 ....................................................................................................................................

 Surrenders                      (21,100)      (14,119)       (10,314)             (23,281)       (13,604)              (12,554)
 ....................................................................................................................................

 Loan withdrawals                      0             0              0                    0              0                     0
 ....................................................................................................................................

 Cost of insurance                (2,654)         (849)           (37)              (4,246)          (516)                 (334)
 ....................................................................................................................................

 Net increase (decrease)
  in net assets resulting
  from unit transactions       1,341,871       512,799         42,233            2,313,287        200,992               255,500
 ....................................................................................................................................

Total increase (decrease)
 in net assets                 1,472,395       538,026         43,203            2,506,208        215,494               264,828
 ....................................................................................................................................

Net assets:
 Beginning of period                   0             0              0                    0             0                      0
------------------------------------------------------------------------------------------------------------------------------------

End of period                 $1,472,395      $538,026       $ 43,203           $2,506,208      $215,494               $264,828
------------------------------------------------------------------------------------------------------------------------------------


For the Period from                    U.S. Government         New              Money         Utilities         Diversified
inception, January 10,                 and High                Opportunities    Market        Growth and        Income
1995 to                                Quality                 Fund             Fund          Income Fund       Fund
December 31, 1995                      Bond Fund               Sub-Account      Sub-          Sub-              Sub-
                                       Sub-Account                              Account       Account           Account
------------------------------------------------------------------------------------------------------------------------------------

Operations:
 Net investment
  income (loss)                         $     696               $     1         $    44,306    $    543         $    521
 ....................................................................................................................................

 Capital gains income                           0                    31                   0           0                0
 ....................................................................................................................................

 Net realized gain (loss)
  on security
  transactions                                 99                  (213)                  0         516              679
 ....................................................................................................................................

 Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period                                11,545              150,716                   0      25,411            5,068
 ....................................................................................................................................

  Net increase (decrease)
   in net assets resulting
   from operations                          12,340              150,535              44,306      26,470            6,268
 ....................................................................................................................................

 Unit transactions:
  Purchases                                      0                    0          10,030,006           0                0
 ....................................................................................................................................

 Net transfers                             238,607            1,436,274          (6,734,538)    287,063          112,303
 ....................................................................................................................................

 Surrenders                                (13,066)             (21,087)            (30,724)    (14,542)         (12,286)
 ....................................................................................................................................

 Loan withdrawals                                0                    0            (457,482)          0                0
 ....................................................................................................................................

 Cost of insurance                            (443)              (2,506)            (10,286)       (654)            (204)
 ....................................................................................................................................

 Net increase (decrease)
  in net assets resulting
  from unit transactions                   225,098            1,412,681           2,796,976     271,867           99,813
 ....................................................................................................................................

 Total increase (decrease)
  in net assets                            237,438            1,563,216           2,841,282     298,337          106,081
 ....................................................................................................................................

Net assets:
 Beginning of period                             0                    0                  0            0                0
------------------------------------------------------------------------------------------------------------------------------------

 End of period                            $237,438           $1,563,216        $ 2,841,282     $298,337         $106,081
------------------------------------------------------------------------------------------------------------------------------------

* From inception, May 1, 1995 to December 31, 1995.





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE -- ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY

Notes to Financial Statements
December 31, 1995


1.   ORGANIZATION:

Putnam Capital Manager Trust Separate Account Five (the Account) is a separate investment account within ITT Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The account commenced operations on January 10, 1995. The Account invests deposits by Variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

A) Security Transactions Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the funds which are characterized as capital gains under tax regulations.

B) Security Valuation The investment in shares of the Funds is valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

C) Federal Income Taxes The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

D) Use of estimates The preparation of financial statements in conformity with generally accepted accounting principle requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

Report of Independent Accountants

To the Trustees and Shareholders of
Putnam Capital Manager Trust

  In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eleven funds constituting Putnam Capital Manager Trust ("the Trust") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

Boston, Massachusetts
February 20, 1996

                                                                PCM Voyager Fund

Porfolio of investments owned
December 31, 1995


COMMON STOCKS (97.1%)*
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Advertising (0.4%)
 ................................................................................
  193,074                 Omnicom Group, Inc.                    $  7,192,007
--------------------------------------------------------------------------------
Aerospace and Defense (0.3%)
 ................................................................................
   76,900                 Boeing Co.                                6,027,038
--------------------------------------------------------------------------------
Alcoholic Beverages (1.0%)
 ................................................................................
   55,000                 Anheuser-Busch Cos., Inc.                 3,678,125
 ................................................................................
  472,659                 Seagram Co., Ltd.                        16,365,818
--------------------------------------------------------------------------------
                                                                   20,043,943
--------------------------------------------------------------------------------
Apparel (1.0%)
 ................................................................................
  364,500                 Gucci Group+                             14,169,938
 ................................................................................
  153,300                 Tommy Hilfiger Corp.+                     6,496,088
--------------------------------------------------------------------------------
                                                                   20,666,026
--------------------------------------------------------------------------------
Automotive (0.9%)
 ................................................................................
  310,709                 Echlin, Inc.                             11,340,879
 ................................................................................
  136,193                 Snap-On Inc.                              6,162,733
--------------------------------------------------------------------------------
                                                                   17,503,612
--------------------------------------------------------------------------------
Banks (2.0%)
 ................................................................................
  107,444                 Bank of Boston Corp.                      4,969,285
 ................................................................................
  186,900                 BankAmerica Corp.                        12,101,775
 ................................................................................
  285,800                 Citicorp                                 19,220,050
 ................................................................................
   61,000                 NationsBank Corp.                         4,247,125
--------------------------------------------------------------------------------
                                                                   40,538,235
--------------------------------------------------------------------------------
Broadcasting (2.7%)
 ................................................................................
  130,117                 Capital Cities/ABC, Inc.                 16,053,185
 ................................................................................
   56,700                 Central European Media Enterprises
                          Ltd. (Bermuda)+                           1,162,350
 ................................................................................
  179,150                 Clear Channel Communications, Inc.+       7,904,994
 ................................................................................
   54,400                 Evergreen Media Corp. Class A+            1,740,800
 ................................................................................
  334,099                 Infinity Broadcasting Corp. Class A+     12,445,188
 ................................................................................
   92,396                 LIN Television Corp.+                     2,748,781
 ................................................................................
  256,514                 Renaissance Communications Corp.+         5,675,372
 ................................................................................
   15,600                 SFX Broadcasting, Inc. Class Act            471,900
 ................................................................................
   44,800                 Sinclair Broadcast Group, Inc. Class A+     772,800
 ................................................................................
  376,983                 Westwood One, Inc.+                       5,324,885
--------------------------------------------------------------------------------
                                                                   54,300,255
--------------------------------------------------------------------------------
Business Services (8.0%)
 ................................................................................
  260,339                 Airgas, Inc.+                             8,656,272
 ................................................................................
  219,400                 Alco Standard Corp.                      10,010,125
 ................................................................................
    3,800                 Corestaff, Inc.+                            138,700
 ................................................................................
  489,600                 Corporate Express, Inc.+                 14,749,200
 ................................................................................
  341,890                 Danka Business Systems PLC ADR
                          (United Kingdom)+                        12,649,930
 ................................................................................
  252,800                 Dow Jones & Co., Inc.                    10,080,400
 ................................................................................
  410,413                 Flight Safety International, Inc.        20,623,253
 ................................................................................
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
  348,800                 Input/Output, Inc.+                     $ 20,143,200
 ................................................................................
   47,500                 Interim Services Inc.+                     1,650,625
 ................................................................................
  259,110                 Interpublic Group Cos. Inc.               11,238,896
 ................................................................................
  173,400                 Manpower, Inc.                             4,876,875
 ................................................................................
  291,976                 Paychex, Inc.                             14,562,303
 ................................................................................
1,736,200                 Rentokil Group Ord. PLC (United
                          Kingdom)                                   9,015,219
 ................................................................................
  153,920                 Reuters Holdings PLC ADR Class B
                          (United Kingdom)                           8,484,840
 ................................................................................
  278,582                 Robert Half International, Inc.+          11,665,621
 ................................................................................
   55,006                 Tandy Corp.                                2,282,749
--------------------------------------------------------------------------------
                                                                   160,828,208
--------------------------------------------------------------------------------
Cable Television (2.1%)
 ................................................................................
   76,292                 Cablevision Systems Corp. Class A+         4,138,841
 ................................................................................
  371,339                 Century Communications Corp.
                          Class A+                                   2,970,712
 ................................................................................
  326,122                 Comcast Corp. Special Class A              5,931,344
 ................................................................................
  217,548                 TCA Cable TV, Inc.                         6,009,764
 ................................................................................
  286,505                 Tele-Comm Liberty Media Group, Inc.
                          Class A+                                   7,699,822
 ................................................................................
  805,621                 Tele-Communications Inc. Class A+         16,011,717
--------------------------------------------------------------------------------
                                                                    42,762,200
--------------------------------------------------------------------------------
Chemicals (1.8%)
 ................................................................................
   32,311                 FMC Corp.+                                 2,185,031
 ................................................................................
   81,347                 Great Lakes Chemical Corp.                 5,856,984
 ................................................................................
  252,800                 Praxair, Inc.                              8,500,400
 ................................................................................
  263,800                 Raychem Corp.                             15,003,625
 ................................................................................
  131,900                 Witco Chemical Corp.                       3,858,075
--------------------------------------------------------------------------------
                                                                    35,404,115
--------------------------------------------------------------------------------
Computer Equipment (0.5%)
 ................................................................................
  109,900                 Digital Equipment Corp.+                   7,047,338
 ................................................................................
   52,600                 PRI Automation, Inc.+                      1,847,575
 ................................................................................
   52,600                 Symbol Technologies, Inc.+                 2,077,700
--------------------------------------------------------------------------------
                                                                    10,972,613
--------------------------------------------------------------------------------
Computer Services (2.5%)
 ................................................................................
  506,224                 America Online, Inc.+                     18,983,400
 ................................................................................
   45,100                 CBT Group PLC ADR (Ireland)+               2,390,300
 ................................................................................
  265,620                 First Data Corp.                          17,763,338
 ................................................................................
   23,000                 NETCOM On-Line Communication
                          Services, Inc.+                              828,000
 ................................................................................
  143,100                 PsiNet, Inc.+                              3,273,413
 ................................................................................
   46,600                 Secure Computing Corp.+                    2,609,600
 ................................................................................
  106,400                 Tivoli Systems, Inc.+                      3,591,000
--------------------------------------------------------------------------------
                                                                    49,439,051
--------------------------------------------------------------------------------

                                                                PCM Voyager Fund


COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Computer Software (9.0%)
 ................................................................................
  225,200                 Adobe Systems, Inc.                    $ 13,962,400
 ................................................................................
  105,800                 Baan Co., N.V. (Netherlands)+             4,787,450
 ................................................................................
   34,900                 Business Objects S.A., ADR (France)+      1,688,288
 ................................................................................
    2,600                 Clarify, Inc.+                               78,000
 ................................................................................
  307,593                 Computer Associates Intl., Inc.          17,494,352
 ................................................................................
   32,000                 Datastream Systems, Inc.+                   608,000
 ................................................................................
  132,400                 Discreet Logic, Inc. (Canada)+            3,310,000
 ................................................................................
  341,741                 Electronic Arts, Inc.+                    8,927,984
 ................................................................................
  167,100                 Electronics for Imaging, Inc.+            7,310,625
 ................................................................................
   87,350                 Fulcrum Technologies, Inc.+               2,838,875
 ................................................................................
   69,200                 GT Interactive Software Corp.+              968,800
 ................................................................................
  115,100                 General Motors Corp. Class E              5,985,200
 ................................................................................
  121,500                 Geoworks+                                 2,308,500
 ................................................................................
  384,455                 Informix Corp.+                          11,533,650
 ................................................................................
   57,800                 Insignia Solutions, Inc. ADR (United
                          Kingdom)+                                   679,150
 ................................................................................
    2,000                 Inso Corporation+                            85,000
 ................................................................................
   80,200                 Intuit, Inc.+                             6,255,600
 ................................................................................
    5,700                 Logic Works, Inc.+                           71,250
 ................................................................................
   87,900                 Macromedia, Inc.+                         4,592,775
 ................................................................................
   69,800                 Mercury Interactive Corp.+                1,273,850
 ................................................................................
    3,100                 Metatools, Inc.+                             80,600
 ................................................................................
  140,779                 Microsoft Corp.+                         12,353,357
 ................................................................................
   52,759                 Netscape Communications Corp.+            7,333,501
 ................................................................................
   52,800                 Novadigm, Inc.+                           1,498,200
 ................................................................................
  274,800                 Novell, Inc.+                             3,915,900
 ................................................................................
   59,956                 Objective Systems Integrators, Inc.+      3,282,591
 ................................................................................
  296,700                 Parametric Technology Corp.+             19,730,550
 ................................................................................
  174,664                 PeopleSoft, Inc.+                         7,510,552
 ................................................................................
  118,100                 Platinum Software Corp.+                    664,313
 ................................................................................
   19,100                 Project Software & Development, Inc.+       666,113
 ................................................................................
   30,700                 SAP AG 144A ADS (Germany)+                1,554,188
 ................................................................................
   43,100                 Scopus Technology, Inc.+                  1,088,275
 ................................................................................
   40,200                 Security Dynamics Technologies, Inc.+     2,190,900
 ................................................................................
   41,000                 Seer Technologies, Inc.+                    512,500
 ................................................................................
   89,800                 Sierra On-Line, Inc.+                     2,581,750
 ................................................................................
  149,200                 Softkey International, Inc.+              3,450,250
 ................................................................................
   41,400                 Spyglass, Inc.+                           2,359,800
 ................................................................................
  233,000                 Sybase, Inc.+                             8,388,000
 ................................................................................
  150,300                 Synopsys, Inc.+                           5,711,400
 ................................................................................
   49,100                 Vantive Corp.+                            1,104,750
--------------------------------------------------------------------------------
                                                                  180,737,239
--------------------------------------------------------------------------------
Conglomerates (0.3%)
 ................................................................................
  219,862                 Whitman Corporation                       5,111,792
--------------------------------------------------------------------------------

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Consumer Non Durables (0.4%)
 ................................................................................
  129,200                 Luxottica Group S.P.A. ADR (Italy)     $  7,558,200
--------------------------------------------------------------------------------
Consumer Products (0.8%)
 ................................................................................
  164,900                 Kimberly-Clark Corp.                     13,645,475
 ................................................................................
   54,950                 Lowe's Cos., Inc.                         1,840,825
--------------------------------------------------------------------------------
                                                                   15,486,300
--------------------------------------------------------------------------------
Consumer Services (1.3%)
 ................................................................................
  356,657                 Block (H & R), Inc.                      14,444,609
 ................................................................................
  327,582                 CUC International, Inc.+                 11,178,736
--------------------------------------------------------------------------------
                                                                   25,623,345
--------------------------------------------------------------------------------
Cosmetics (0.2%)
 ................................................................................
   28,100                 Avon Products, Inc.                       2,118,038
 ................................................................................
   57,000                 Thermolase Corp.+                         1,474,875
--------------------------------------------------------------------------------
                                                                    3,592,913
--------------------------------------------------------------------------------
Electronics and Electrical Equipment (1.2%)
 ................................................................................
  397,600                 ADT Ltd.+                                 5,964,000
 ................................................................................
  130,850                 AVX Corp. (New)+                          3,467,525
 ................................................................................
  137,643                 Baldor Electric Co.                       2,770,065
 ................................................................................
  109,900                 General Electric Co.                      7,912,800
 ................................................................................
   69,300                 Lernout & Hauspie Speech
                          Products N.V. (Belgium)+                  1,940,400
 ................................................................................
   40,765                 Motorola, Inc.                            2,323,605
 ................................................................................
   13,500                 Silicon Storage Technology                  178,875
--------------------------------------------------------------------------------
                                                                   24,557,270
--------------------------------------------------------------------------------
Energy-Related (0.8%)
 ................................................................................
  298,902                 Thermo Electron Corp.+                   15,542,904
 ................................................................................
Entertainment (0.3%)
 ................................................................................
   82,900                 Disney (Walt) Productions, Inc.           4,891,100
 ................................................................................
   55,200                 Scientific Games Holdings Corp.+          2,083,800
--------------------------------------------------------------------------------
                                                                    6,974,900
--------------------------------------------------------------------------------
Environmental Control (0.8%)
 ................................................................................
  108,600                 Memtec Ltd. ADR (Australia)               1,805,475
 ................................................................................
  448,300                 WMX Technologies, Inc.                   13,392,963
--------------------------------------------------------------------------------
                                                                   15,198,438
--------------------------------------------------------------------------------
Finance (3.2%)
 ................................................................................
  360,596                 American Express Co.                     14,919,660
 ................................................................................
  166,039                 Federal Home Loan Mortgage Corp.         13,864,257
 ................................................................................
  152,791                 Federal National Mortgage Association    18,965,183
 ................................................................................
   71,980                 Financial Federal Corp.+                  1,610,553
 ................................................................................
  129,300                 Greentree Financial Corp.                 3,410,288
 ................................................................................
   75,506                 Morgan (J.P.) & Co., Inc.                 6,059,357
 ................................................................................
   64,584                 Student Loan Marketing Assn.              4,254,471
--------------------------------------------------------------------------------
                                                                   63,083,769
--------------------------------------------------------------------------------

                                                                PCM Voyager Fund

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Financial Services (1.8%)
 ................................................................................
   88,640                 First USA, Inc.                         $ 3,933,400
 ................................................................................
  532,967                 MBNA Corp.                               19,653,158
 ................................................................................
  306,978                 Mercury Finance Co.                       4,067,459
 ................................................................................
  233,000                 TCF Financial Corp.                       7,718,125
--------------------------------------------------------------------------------
                                                                   35,372,142
--------------------------------------------------------------------------------
Food and Beverages (1.3%)
 ................................................................................
  439,700                 Archer Daniels Midland Co.                7,914,600
 ................................................................................
  110,088                 IBP, Inc.                                 5,559,444
 ................................................................................
   98,900                 PepsiCo, Inc.                             5,526,038
 ................................................................................
  241,800                 Sara Lee Corp.                            7,707,375
--------------------------------------------------------------------------------
                                                                   26,707,457
--------------------------------------------------------------------------------
Funeral/Cemetery Services (0.4%)
 ................................................................................
  330,566                 Loewen Group, Inc.                        8,367,452
--------------------------------------------------------------------------------
Gaming (0.4%)
 ................................................................................
  156,300                 Circus Circus Enterprises,Inc.+           4,356,863
 ................................................................................
   76,391                 Mirage Resorts, Inc.+                     2,635,490
 ................................................................................
  138,200                 Rio Hotel & Casino, Inc.+                 1,641,125
--------------------------------------------------------------------------------
                                                                    8,633,478
--------------------------------------------------------------------------------
Gas Utilities (0.5%)
 ................................................................................
  231,600                 Columbia Gas System, Inc.+               10,161,450
--------------------------------------------------------------------------------
HMOs (2.4%)
 ................................................................................
  493,724                 Healthsource, Inc.+                      17,774,064
 ................................................................................
  242,172                 Oxford Health Plans Inc.+                17,890,457
 ................................................................................
   94,553                 Pacificare Health Systems, Inc.
                          Class B+                                  8,226,111
 ................................................................................
  107,800                 Sierra Health Services+                   3,422,650
--------------------------------------------------------------------------------
                                                                   47,313,282
--------------------------------------------------------------------------------
Health Care Information Systems (0.8%)
 ................................................................................
  219,330                 HBO & Co.                                16,806,161
--------------------------------------------------------------------------------
Health Care Services (2.5%)
 ................................................................................
   41,100                 ABR Information Services,Inc.+            1,808,400
 ................................................................................
   21,800                 Access Health, Inc.+                        964,650
 ................................................................................
  195,664                 Apria Healthcare Group,Inc.+              5,527,508
 ................................................................................
  186,865                 Columbia/HCA Healthcare Corp.             9,483,399
 ................................................................................
  283,000                 Healthsouth Rehabilitation Corp.          8,242,375
 ................................................................................
  223,490                 Lincare Holdings, Inc.+                   5,587,250
 ................................................................................
   66,800                 Medaphis Corp.+                           2,471,600
 ................................................................................
   83,400                 Owen Healthcare, Inc.+                    2,303,925
 ................................................................................
   80,600                 Renal Treatment Centers, Inc.+            3,546,400
 ................................................................................
   59,629                 Rotech Medical Corp.+                     1,639,798
 ................................................................................
  264,868                 Vencor, Inc.+                             8,608,210
--------------------------------------------------------------------------------
                                                                   50,183,515
--------------------------------------------------------------------------------
Home Building (0.7%)
 ................................................................................
  680,325                 Clayton Homes, Inc.                      14,541,947
--------------------------------------------------------------------------------

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                           Value
 ................................................................................
Hospital Management (0.3%)
 ................................................................................
  261,735                 Health Management Assoc., Inc.
                          (New)+                                   $6,837,827
--------------------------------------------------------------------------------
Household Products (1.3%)
 ................................................................................
  350,100                 Blyth Industries, Inc.+                  10,327,950
 ................................................................................
  307,800                 Premark International, Inc.              15,582,375
--------------------------------------------------------------------------------
                                                                   25,910,325
--------------------------------------------------------------------------------
Insurance (2.1%)
 ................................................................................
  291,301                 American General Corp.                   10,159,122
 ................................................................................
   54,964                 American International Group, Inc.        5,084,170
 ................................................................................
  293,869                 Amerin Corp.+                             7,860,996
 ................................................................................
   96,611                 General Re Corp.                         14,974,705
 ................................................................................
  219,796                 USF&G Corp.                               3,709,058
--------------------------------------------------------------------------------
                                                                   41,788,051
--------------------------------------------------------------------------------
Lodging (2.6%)
 ................................................................................
   17,100                 Bristol Hotel Co.+                          416,813
 ................................................................................
   77,500                 Doubletree Corp.+                         2,034,375
 ................................................................................
  436,192                 HFS, Inc.+                               35,658,696
 ................................................................................
  215,931                 La Quinta Inns, Inc.                      5,911,111
 ................................................................................
    4,800                 Red Lion Hotels, Inc.+                       84,000
 ................................................................................
  291,700                 Renaissance Hotel Group N.V.
                          (Hong Kong)+                              7,438,350
--------------------------------------------------------------------------------
                                                                   51,543,345
--------------------------------------------------------------------------------
Medical Supplies and Devices (3.8%)
 ................................................................................
  317,465                 Boston Scientific Corp.+                 15,555,785
 ................................................................................
   54,500                 Endosonics Corp.+                           824,313
 ................................................................................
   38,480                 Johnson & Johnson                         3,294,850
 ................................................................................
   80,900                 Lifecore Biomedical, Inc.+                1,516,875
 ................................................................................
   99,500                 Medisense Inc.+                           3,146,688
 ................................................................................
  237,868                 Medtronic, Inc.                          13,290,875
 ................................................................................
  192,800                 Sola International, Inc.+                 4,868,200
 ................................................................................
  254,311                 Stryker Corp.                            13,351,328
 ................................................................................
  124,400                 Thermo Cardiosystems, Inc.+               9,609,900
 ................................................................................
  430,600                 U.S. Surgical Corp.                       9,204,075
 ................................................................................
   44,500                 Uromed Corp.+                               572,938
--------------------------------------------------------------------------------
                                                                   75,235,827
--------------------------------------------------------------------------------
Metals and Mining (0.2%)
 ................................................................................
  131,900                 Freeport-McMoRan Copper &
                          Gold Co., Inc. Class A                    3,693,200
--------------------------------------------------------------------------------
Networking Equipment (5.4%)
 ................................................................................
   40,100                 ALANTEC Corp.+                            2,335,825
 ................................................................................
  120,600                 Ascend Communications,Inc.+               9,783,675
 ................................................................................
  334,948                 Cabletron Systems, Inc.+                 27,130,788
 ................................................................................
   79,700                 Cascade Communications  Corp.+            6,794,425
 ................................................................................
  355,200                 Cisco Systems, Inc.+                     26,506,800
 ................................................................................
   72,900                 Madge Networks N.V. (Netherlands)+        3,262,275
 ................................................................................
   76,400                 Network Express, Inc.+                      391,550
 ................................................................................

                                                                PCM Voyager Fund


COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Networking Equipment (continued)
 ................................................................................
   87,500                 Shiva Corp.+                           $  6,365,625
 ................................................................................
  206,530                 Stratacom, Inc.+                         15,179,955
 ................................................................................
  121,000                 U.S. Robotics Corp.+                     10,617,750
--------------------------------------------------------------------------------
                                                                  108,368,668
--------------------------------------------------------------------------------
Nursing Homes (0.4%)
 ................................................................................
  67,000                  Genesis Health Ventures, Inc.+            2,445,500
 ................................................................................
 119,700                  Health Care & Retirement Corp.+           4,189,500
 ................................................................................
  43,700                  Horizon/CMS Healthcare Corp.+             1,103,425
--------------------------------------------------------------------------------
                                                                    7,738,425
--------------------------------------------------------------------------------
Office Equipment (0.5%)
 ................................................................................
  205,055                 Viking Office Products, Inc.+             9,535,058
--------------------------------------------------------------------------------
Oil and Gas (1.5%)
 ................................................................................
   32,309                 Exxon Corp.                               2,588,759
 ................................................................................
   23,682                 Mobil Corp.                               2,652,384
 ................................................................................
  129,881                 Production Operators Corp.                4,286,073
 ................................................................................
   38,765                 Royal Dutch Petroleum Co. PLC ADR
                          (Netherlands)                             5,470,711
 ................................................................................
   87,900                 Schlumberger Ltd.                         6,087,075
 ................................................................................
  241,799                 Total Corp. ADR (France)                  8,221,166
--------------------------------------------------------------------------------
                                                                   29,306,168
--------------------------------------------------------------------------------
Paper (0.1%)
 ................................................................................
   56,000                 Weyerhaeuser Co.                          2,422,000
--------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (5.5%)
 ................................................................................
  137,351                 Abbott Laboratories                       5,734,404
 ................................................................................
  150,594                 Amgen, Inc.+                              8,941,519
 ................................................................................
  298,100                 Astra AB (Sweden)+                       11,893,123
 ................................................................................
   52,200                 Biochem Pharmaceutical, Inc.+             2,094,525
 ................................................................................
  126,700                 Cyto Therapeutics, Inc.+                  2,169,738
 ................................................................................
   49,033                 Genzyme Corp.+                            3,058,433
 ................................................................................
  134,000                 Gilead Sciences, Inc.+                    4,288,000
 ................................................................................
    8,700                 Immulogic Pharmaceutical Corp.+             167,475
 ................................................................................
  132,000                 Lilly (Eli) & Co.                         7,425,000
 ................................................................................
   77,000                 Martek Biosciences Corp.+                 1,944,250
 ................................................................................
  122,800                 Neurogen Corp.+                           3,300,250
 ................................................................................
  300,208                 Pfizer, Inc.                             18,913,104
 ................................................................................
  362,690                 Pharmacia & Upjohn, Inc.+                14,054,238
 ................................................................................
    1,092                 Roche Holdings AG Rights (Switzerland)    8,638,492
 ................................................................................
  310,102                 Smithkline Beecham PLC ADR (United
                          Kingdom)                                 17,210,661
 ................................................................................
   35,700                 Vical, Inc.+                                432,863
--------------------------------------------------------------------------------
                                                                  110,266,075
--------------------------------------------------------------------------------
Photography (1.5%)
 ................................................................................
  197,900                 Eastman Kodak Co.                        13,259,300
 ................................................................................
  358,700                 Polaroid Corp.                           16,993,413
--------------------------------------------------------------------------------
                                                                   30,252,713
--------------------------------------------------------------------------------

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Publishing (1.0%)
 ................................................................................
  142,903                 Harcourt General, Inc.                 $  5,984,063
 ................................................................................
   55,000                 McGraw-Hill, Inc.                         4,791,875
 ................................................................................
   14,400                 Mecklermedia Corp.+                         230,400
 ................................................................................
   37,400                 Tribune Co.                               2,286,075
 ................................................................................
   73,325                 Wolters Kluwer N.V. (Netherlands)         6,926,406
--------------------------------------------------------------------------------
                                                                   20,218,819
--------------------------------------------------------------------------------
Railroads (0.3%)
 ................................................................................
   87,900                 Burlington Northern Santa Fe Corp.        6,856,200
 ................................................................................
Restaurants (2.0%)
 ................................................................................
  111,223                 Apple South, Inc.                         2,391,295
 ................................................................................
  266,982                 Applebee's International,Inc.             6,073,841
 ................................................................................
  354,700                 Boston Chicken, Inc.+                    11,394,738
 ................................................................................
  376,117                 J.D. Wetherspoon PLC (United
                          Kingdom)                                  3,742,740
 ................................................................................
  136,600                 Landry's Seafood Restaurants, Inc.+       2,330,738
 ................................................................................
  138,200                 Lone Star Steakhouse & Saloon+            5,303,425
 ................................................................................
  236,309                 Outback Steakhouse, Inc.+                 8,477,585
--------------------------------------------------------------------------------
                                                                   39,714,362
--------------------------------------------------------------------------------
Retail (4.0%)
 ................................................................................
   59,800                 Barnes & Noble, Inc.+                     1,734,200
 ................................................................................
  172,238                 Bed Bath & Beyond, Inc.+                  6,684,987
 ................................................................................
  101,864                 Boise Cascade Office Products+            4,354,686
 ................................................................................
   70,242                 CompUSA, Inc.+                            2,186,282
 ................................................................................
   40,800                 Dayton Hudson Corporation                 3,060,000
 ................................................................................
  307,800                 Federated Department Stores+              8,464,500
 ................................................................................
  223,800                 General Nutrition Companies, Inc.+        5,147,400
 ................................................................................
  305,377                 Heilig-Meyers Co.                         5,611,752
 ................................................................................
  181,154                 Hollywood Entertainment Corp.+            1,517,165
 ................................................................................
  116,600                 Home Depot, Inc. (The)                    5,582,225
 ................................................................................
   82,600                 MSC Industrial Direct Co., Inc.Co
                          Class A+                                  2,271,500
 ................................................................................
   90,700                 Neostar Retail Group, Inc.+                 668,913
 ................................................................................
1,400,600                 Next PLC (United Kingdom)                 9,898,968
 ................................................................................
  223,388                 Office Depot, Inc.+                       4,411,913
 ................................................................................
  269,500                 Officemax, Inc.+                          6,030,063
 ................................................................................
  351,700                 Revco D.S., Inc.+                         9,935,525
 ................................................................................
   59,583                 Talbots, Inc.                             1,713,011
 ................................................................................
   80,800                 The Sports Authority, Inc.+               1,646,300
--------------------------------------------------------------------------------
                                                                   80,919,390
--------------------------------------------------------------------------------
Semiconductors (4.0%)
 ................................................................................
  103,700                 Altera Corp.+                             5,159,075
 ................................................................................
  166,000                 Analog Devices Inc.+                      5,872,250
 ................................................................................
  159,000                 Atmel Corp.+                              3,557,625
 ................................................................................
  117,800                 Credence Systems Corp.+                   2,694,675
 ................................................................................

                                                                PCM Voyager Fund


COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Semiconductors (continued)
 ................................................................................
   28,700                 Cyberoptics Corp.+                      $ 1,140,825
 ................................................................................
   61,726                 ESS Technology, Inc.+                     1,419,698
 ................................................................................
   55,200                 Integrated Process Equipment Corp.+       1,297,200
 ................................................................................
  105,400                 KLA Instruments Corp.+                    2,746,988
 ................................................................................
   89,500                 Lam Research Corp.+                       4,094,625
 ................................................................................
  371,829                 Linear Technology Corp.                  14,594,288
 ................................................................................
  579,980                 Maxim Integrated Products Inc.+          22,329,230
 ................................................................................
  186,900                 National Semiconductor Corp.+             4,158,525
 ................................................................................
  142,800                 Silicon Valley Group, Inc.+               3,605,700
 ................................................................................
  224,300                 Xilinx, Inc.+                             6,841,150
--------------------------------------------------------------------------------
                                                                   79,511,854
--------------------------------------------------------------------------------
Specialty Consumer Products (1.4%)
 ................................................................................
  274,500                 Department 56, Inc.+                     10,533,938
 ................................................................................
  226,106                 Fastenal Co.                              9,552,979
 ................................................................................
   33,300                 Gemstar International Group Ltd.+           944,888
 ................................................................................
   35,300                 Franklin Electronic Publishers, Inc.+     1,041,350
 ................................................................................
  277,365                 Sunglass Hut Intl.+                       6,587,419
--------------------------------------------------------------------------------
                                                                   28,660,574
--------------------------------------------------------------------------------
Steel (0.5%)
 ................................................................................
  176,947                 Nucor Corp.                              10,108,097
--------------------------------------------------------------------------------
Supermarkets (0.1%)
 ................................................................................
    2,880                 Carrefour Supermarche (France)            1,744,263
--------------------------------------------------------------------------------
Telecommunication Equipment (1.1%)
 ................................................................................
  214,300                 Adtran, Inc.+                            11,639,169
--------------------------------------------------------------------------------
  114,100                 P-Com, Inc.+                              2,282,000
 ................................................................................
   66,400                 Pairgain Technologies, Inc.+              3,635,400
 ................................................................................
   58,100                 Premisys Communications, Inc.+            3,253,600
 ................................................................................
   11,900                 VideoServer, Inc.+                          374,850
--------------------------------------------------------------------------------
                                                                   21,185,019
--------------------------------------------------------------------------------
Telephone Services (2.2%)
 ................................................................................
  108,800                 Colonial Data Technologies Corp.+         2,230,400
 ................................................................................
  224,405                 GTE Corp.                                 9,873,820
 ................................................................................
  483,600                 MCI Communications Corp.                 12,634,050
 ................................................................................
  351,752                 Sprint Corp.                             14,026,111
 ................................................................................
  144,900                 WorldCom, Inc.+                           5,107,725
--------------------------------------------------------------------------------
                                                                   43,872,106
--------------------------------------------------------------------------------
Telephone Utilities (0.4%)
 ................................................................................
  145,068                 SBC Communications, Inc.                  8,341,410
--------------------------------------------------------------------------------
Textiles (0.2%)
 ................................................................................
   86,000                 St. John Knits, Inc.                      4,568,750
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Tobacco (0.5%)
 ................................................................................
   16,490                 Schweitzer-Mauduit International, Inc.+  $  381,331
 ................................................................................
  296,747                 UST, Inc.                                 9,903,931
--------------------------------------------------------------------------------
                                                                   10,285,262
--------------------------------------------------------------------------------
Transportation (0.4%)
 ................................................................................
  285,800                 Ryder System, Inc.                        7,073,550
--------------------------------------------------------------------------------
Wireless Communications (1.5%)
 ................................................................................
  256,721                 Airtouch Communications, Inc.+            7,252,368
 ................................................................................
  765,702                 Paging Network, Inc.+                    18,663,986
 ................................................................................
  119,173                 Vanguard Cellular Systems, Inc.+          2,413,253
--------------------------------------------------------------------------------
                                                                   28,329,607
--------------------------------------------------------------------------------
                          Total Common Stocks
                          (cost $1,443,619,529)                $1,941,518,202
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.1%)* (cost $3,441,489)
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
   33,070                 Hornbach Holding AG 50 DEM
                          (Germany) pfd. (preferred)               $2,829,248
--------------------------------------------------------------------------------
WARRANTS (--%)*+
--------------------------------------------------------------------------------

Number of                                                  Expiration   Value
Warrants                                                         Date
 ................................................................................
143                       Jan Bell Marketing, Inc.           12/16/98     $ 9
 ................................................................................
 57                        Sound Advice, Inc.                 6/14/99       3
--------------------------------------------------------------------------------
                           Total Warrants (cost $--)                      $12
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (4.0%)*
--------------------------------------------------------------------------------
Principal Amount                                                        Value
 ................................................................................
$15,000,000               Ciesco L.P. effective yield of 5.90%,
                          January 5, 1996                         $14,990,167
--------------------------------------------------------------------------------
 24,492,000               Federal Home Loan Mortgage Corp.
                          effective yield of 5.57% January 3,
                          1996                                     24,484,421
 ................................................................................
 40,812,000               Interest in $744,817,000 repurchase
                          agreement dated December 29, 1995
                          with Morgan Stanley & Co. Inc. due
                          January 2, 1996 with respect to
                          various U.S. Treasury obligations--
                          maturity value of $40,838,618 for an
                          effective yield of 5.87%                 40,831,964
--------------------------------------------------------------------------------
                          Total Short-Term Investments
                          (cost $80,306,552)                       80,306,552
--------------------------------------------------------------------------------
                          Total Investments
                          (cost $1,527,367,570)***             $2,024,654,014
--------------------------------------------------------------------------------

See page 97 for Notes to the Portfolios.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                          PCM Global Growth Fund


Portfolio of investments owned
December 31, 1995




COMMON STOCKS (94.5%)*
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Aerospace and Defense (0.6%)
 ................................................................................
   39,100                 Boeing Co.                              $ 3,064,463
 ................................................................................
   27,300                 Lockheed Martin Corp.                     2,156,700
--------------------------------------------------------------------------------
                                                                    5,221,163
--------------------------------------------------------------------------------
Automotive (2.2%)
 ................................................................................
   27,000                 A.P.S. Holding Corp.+                       607,500
 ................................................................................
  363,000                 Bridgestone Corp. (Japan)                 5,760,233
 ................................................................................
   64,000                 Capco Automotive Products Corp.             456,000
 ................................................................................
   63,000                 Magna International, Inc. Class A         2,724,750
 ................................................................................
   59,865                 Michelin Corp. Class B (Registered)
                          (France)                                  2,383,373
 ................................................................................
  507,000                 Mitsubishi Motors Corp. (Japan)           4,125,661
 ................................................................................
   18,700                 Peugeot Citroen S.A. (France)             2,462,583
--------------------------------------------------------------------------------
                                                                   18,520,100
--------------------------------------------------------------------------------
Basic Industrial Products (2.0%)
 ................................................................................
  274,000                 Chen Hsong Holdings (Hong Kong)             143,520
 ................................................................................
  181,300                 Danieli & Co. (Italy)                     1,142,408
 ................................................................................
  650,000                 Mitsui Fudosan Co. Ltd. (Japan)           5,698,114
 ................................................................................
    9,000                 Rieter Holding AG (Registered)
                          (Switzerland)                             2,598,179
 ................................................................................
   30,000                 Shorewood Packaging Corp.+                  427,500
 ................................................................................
   17,538                 Sommer Allibert (France)                  4,636,996
 ................................................................................
   31,300                 Sundstrand Corp.                          2,202,738
 ................................................................................
   92,000                 Varitronix International Ltd. (Hong Kong)   170,745
--------------------------------------------------------------------------------
                                                                   17,020,200
--------------------------------------------------------------------------------
Biotechnology (0.7%)
 ................................................................................
   35,900                 Amgen, Inc.+                              2,131,563
 ................................................................................
   17,200                 Biochem Pharmaceutical, Inc.+               690,150
 ................................................................................
  107,160                 ICN Pharmaceuticals, Inc.                 2,062,830
 ................................................................................
   15,100                 Teva Pharmaceutical Industries Ltd. ADR
                          (Israel)                                    700,263
--------------------------------------------------------------------------------
                                                                    5,584,806
--------------------------------------------------------------------------------
Broadcasting (0.5%)
 ................................................................................
   15,000                 Capital Cities/ABC, Inc.                  1,850,625
 ................................................................................
   11,200                 Clear Channel Communications, Inc.+         494,200
 ................................................................................
   14,600                 Heritage Media Corp. Class A+               374,125
 ................................................................................
    1,300                 New World Communications
                          Group, Inc.+                                 22,750
 ................................................................................
   2,100                  Renaissance Communications Corp.+            46,463
 ................................................................................
  49,900                  Tele-Comm Liberty Media Group, Inc.
                          Class A+                                  1,341,063
--------------------------------------------------------------------------------
                                                                    4,129,226
--------------------------------------------------------------------------------
Building and Construction (3.3%)
 ................................................................................
  60,000                  Apasco S.A. (Mexico)                        246,875
 ................................................................................
 878,800                  CRH PLC (Ireland)                         6,570,172
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
  11,000                  Cementos Paz Del Rio 144A ADR
                          (Colombia)+                             $   159,500
 ................................................................................
  83,300                  Congoleum Corp. Class A+                    895,475
 ................................................................................
  31,900                  Fluor Corp.                               2,105,400
 ................................................................................
 255,000                  Hong Leong Industries (Malaysia)          1,356,116
 ................................................................................
  13,900                  India Cements Ltd. 144A GDR
                          (India)+                                    100,775
 ................................................................................
   8,950                  International De Ceramica Sponsored
                          ADR (Mexico)+                                49,225
 ................................................................................
  62,500                  Lafarge Coppee (Bearer) (France)          4,019,723
 ................................................................................
 112,600                  New World Infrastructure Ltd.
                          (Hong Kong)+                                215,530
 ................................................................................
 240,000                  Nishimatsu Construction Co. (Japan)       2,809,870
 ................................................................................
  57,000                  PT Mulia Industrindo (Indonesia)            160,968
 ................................................................................
 280,000                  Shimizu Corp. (Japan)                     2,844,703
 ................................................................................
   4,500                  Siam Cement Co. PLC (Thailand)              249,484
 ................................................................................
  47,000                  Sungei Way Holdings Berhad (Malaysia)       169,411
 ................................................................................
 170,000                  Tostem Corp. (Japan)                      5,641,994
 ................................................................................
  33,500                  YTL Corp. Berhad (Malaysia)+                211,148
--------------------------------------------------------------------------------
                                                                   27,806,369
--------------------------------------------------------------------------------
Business Equipment and Services (5.3%)
 ................................................................................
  34,800                  Alco Standard Corp.                       1,587,750
 ................................................................................
   8,300                  Cambridge Technology Partners, Inc.+        477,250
 ................................................................................
  34,500                  Ceridian Corp.+                           1,423,125
 ................................................................................
  25,800                  Cisco Systems, Inc.+                      1,925,325
 ................................................................................
  21,600                  Corporate Express, Inc.+                    650,700
 ................................................................................
  17,800                  DST Systems, Inc.+                          507,300
 ................................................................................
 345,000                  Dai Nippon Printing Co., Ltd. (Japan)     5,841,800
 ................................................................................
  38,300                  Equifax, Inc.                               818,663
 ................................................................................
  34,843                  First Data Corp.                          2,330,126
 ................................................................................
  15,100                  Gartner Group Inc. Class A+                 722,913
 ................................................................................
  47,300                  General Motors Corp. Class E              2,459,600
 ................................................................................
  22,200                  HBO & Co.                                 1,701,075
 ................................................................................
  36,100                  Hewlett-Packard Co.                       3,023,375
 ................................................................................
  22,600                  IBM Corp.                                 2,073,550
 ................................................................................
 120,000                  Komori Printing Machinery Co., Ltd.
                          (Japan)                                   3,018,868
 ................................................................................
   8,400                  National Data Corp.                         207,900
 ................................................................................
  17,800                  Paychex, Inc.                               887,775
 ................................................................................
   8,800                  PeopleSoft, Inc.+                           378,400
 ................................................................................
  13,900                  Primark Corp.+                              417,000
 ................................................................................
  21,600                  Reynolds & Reynolds Co. Class A             839,700
 ................................................................................
  10,800                  Robert Half International, Inc.+            452,250
 ................................................................................
  31,900                  Securicor Group PLC Class A
                          (United Kingdom)                            437,588
 ................................................................................
 265,000                  Security Services PLC (United Kingdom)    3,647,460
 ................................................................................

                                                          PCM Global Growth Fund


COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Business Equipment and Services (continued)
 ................................................................................
    3,000                 Societe Generale de Surveillance Holdings
                          S.A. (Bearer) (Switzerland)              $5,955,787
 ................................................................................
   13,700                 Xerox Corp.                               1,876,900
 ................................................................................
   22,400                 Zebra Technologies Corp.+                   761,600
--------------------------------------------------------------------------------
                                                                   44,423,780
--------------------------------------------------------------------------------
Cellular Broadcasting (0.1%)
 ................................................................................
   11,500                 Millicom International Cellular S.A.
                          (Germany)+                                  350,750
 ................................................................................
    5,300                 Mobilemedia Corp.+                          117,925
 ................................................................................
   30,100                 Paging Network, Inc.+                       733,688
--------------------------------------------------------------------------------
                                                                    1,202,363
--------------------------------------------------------------------------------
Chemicals (3.0%)
 ................................................................................
   34,600                 Akzo-Nobel N.V. (Netherlands)             3,996,117
 ...............................................................................
   17,000                 Applied Extrusion Technologies, Inc.+       212,500
 ................................................................................
   53,000                 Dutch States Mines N.V. (Netherlands)     4,353,454
 ................................................................................
   13,300                 Great Lakes Chemical Corp.                  957,600
 ...............................................................................
   25,000                 Gujarat Narmada Valley Fertilizers 144A
                          GDR (India)+                                153,125
 ................................................................................
   16,400                 Indian Petrochemicals Corp. Ltd. 144A
                          ADR (India)+                                192,700
 ................................................................................
    2,000                 L.G. Chemical Ltd. (South Korea)             38,159
 ................................................................................
    4,000                 Polifin Ltd. (South Africa)+                  6,421
 ................................................................................
   74,200                 Praxair, Inc.                             2,494,975
 ................................................................................
  480,000                 Sekisui Chemical Co. Ltd. (Japan)         7,059,507
 ................................................................................
   10,300                 Solvay S.A. (Belgium)                     5,549,080
 ................................................................................
   10,000                 Southern Petrochemical Ltd. 144A GDR
                          (India)+                                     80,000
--------------------------------------------------------------------------------
                                                                   25,093,638
--------------------------------------------------------------------------------
Computer Services and Software (3.4%)
 ................................................................................
   65,900                 3Com Corp.+                               3,072,588
 ................................................................................
    7,400                 Bisys Group, Inc. (The)+                    227,550
 ................................................................................
    5,100                 Broderbund Software, Inc.+                  309,825
 ................................................................................
   25,000                 Cabletron Systems, Inc.+                  2,025,000
 ................................................................................
   12,000                 Cognex Corp.+                               417,000
 ................................................................................
   12,000                 Electronics for Imaging, Inc.+              525,000
 ................................................................................
  500,000                 Fujitsu Ltd. (Japan)                      5,563,620
 ................................................................................
  141,907                 Getronics Electric N.V. (Netherlands)     6,622,915
 ................................................................................
    8,000                 McAfee Associates, Inc.+                    351,000
 ................................................................................
    3,100                 Medic Computer Systems, Inc.                187,550
 ................................................................................
   37,400                 Microsoft Corp.+                          3,281,850
 ................................................................................
   44,800                 Parametric Technology Corp.+              2,979,200
 ................................................................................
    8,000                 Sierra On-Line, Inc.+                       230,000
 ................................................................................
   13,600                 Softkey International, Inc.+                314,500
 ................................................................................
   36,000                 Sybase, Inc.+                             1,296,000
 ................................................................................
   13,600                 Synopsys, Inc.+                             516,800
--------------------------------------------------------------------------------
                                                                   27,920,398
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                        Value
 ................................................................................
Conglomerates (3.1%)
 ................................................................................
   30,500                 Allied-Signal, Inc.                     $ 1,448,750
 ................................................................................
  104,000                 Astra International (Registered)
                          (Indonesia)                                 216,288
 ................................................................................
    6,820                 Benpres Holdings Corp. 144A GDR
                          (Luxembourg)+                                32,395
 ................................................................................
   62,000                 Citic Pacific Ltd. (Hong Kong)              212,093
 ................................................................................
    6,664                 Financiere et Industrelle Gaz et Eaux
                          (France)                                  2,309,408
 ................................................................................
  213,955                 First Pacific Co., Ltd. (Hong Kong)         237,974
 ................................................................................
   40,700                 General Motors Corp. Class H              1,999,388
 ................................................................................
  521,510                 HSBC Holdings PLC (Hong Kong)             7,891,447
 ................................................................................
  670,000                 Hutchison Whampoa, Ltd.
                          (Hong Kong)+                              4,081,350
 ................................................................................
  129,333                 Industrial Finance Corp. (Registered)
                          (Thailand)                                  439,157
 ................................................................................
  610,000                 Jardine Matheson Holdings Ltd.
                          (Singapore)                               4,178,500
 ................................................................................
   18,600                 Malbak Ltd. 144A GDR (South Africa)         120,900
 ................................................................................
    7,850                 Preussag AG (Germany)                     2,189,504
 ................................................................................
   20,900                 Whitman Corp.                               485,925
--------------------------------------------------------------------------------
                                                                   25,843,079
--------------------------------------------------------------------------------
Consumer Durable Goods (0.3%)
 ................................................................................
   53,600                 Black & Decker Manufacturing Co.          1,889,400
 ................................................................................
    5,800                 Harman International Industries, Inc.       232,725
--------------------------------------------------------------------------------
                                                                    2,122,125
--------------------------------------------------------------------------------
Consumer Non Durables (5.5%)
 ................................................................................
  711,388                 B A T Industries PLC (United Kingdom)     6,257,547
 ................................................................................
  424,000                 KAO Corp. (Japan)                         5,251,283
 ................................................................................
   46,956                 Kimberly-Clark Corp.                      3,885,609
 ................................................................................
   31,900                 Nike, Inc.                                2,221,038
 ................................................................................
   21,000                 Norton McNaughton, Inc.+                    233,625
 ................................................................................
   20,100                 OroAmerica, Inc.+                            97,988
 ................................................................................
   44,800                 Philip Morris Cos., Inc.                  4,054,400
 ................................................................................
   35,100                 Procter & Gamble Co.                      2,913,300
 ................................................................................
   43,500                 Sampoerna Industries (Registered)
                          (Indonesia)                                 453,285
 ................................................................................
    4,500                 Seda Specialty Packaging Corp.+              55,688
 ................................................................................
   84,200                 Siam Makro Public Co. Ltd. (Registered)
                          (Thailand)+                                 310,985
 ................................................................................
  154,660                 Svenska Cellulosa AB Ser. B (Sweden)      2,398,299
 ................................................................................
  142,000                 Tabacalera S.A. Ser. A (Spain)            5,370,826
 ................................................................................
   12,900                 Tommy Hilfiger Corp.+                       546,638
 ................................................................................
  812,000                 Toray Industries Inc. (Japan)             5,342,623
 ................................................................................
   46,000                 Unilever N.V. (Netherlands)               6,454,885
--------------------------------------------------------------------------------
                                                                   45,848,019
--------------------------------------------------------------------------------

                                                          PCM GLOBAL GROWTH FUND
COMMON STOCKS
--------------------------------------------------------------------------------

 Number of Shares                                                     Value
 ................................................................................
 CONSUMER SERVICES (2.1%)
 ................................................................................
    21,200      America Online, Inc.+                               $795,000
 ................................................................................
    79,700      American Family Restaurants, Inc.+                   458,275
 ................................................................................
    21,600      American Medical Response+                           702,000
 ................................................................................
    14,400      Boston Chicken, Inc.+                                462,600
 ................................................................................
    62,800      CUC International, Inc.+                           2,143,050
 ................................................................................
   241,000      Genting Berhad Co. (Malaysia)                      2,012,685
 ................................................................................
    15,100      HFS, Inc.+                                         1,234,425
 ................................................................................
    16,800      La Quinta Inns, Inc.                                 459,900
 ................................................................................
    38,900      Marriott International, Inc.                       1,487,925
 ................................................................................
    43,000      Mirage Resorts, Inc.+                              1,483,500
 ................................................................................
       600      Red Lion Hotels, Inc.+                                10,500
 ................................................................................
    13,900      Stewart Enterprises, Inc. Class A                    514,300
 ................................................................................
 3,278,000      Sydney Harbor Casino (Australia)+                  4,137,656
 ................................................................................
    58,300      Team Rental Group, Inc.+                             495,550
 ................................................................................
    29,500      Young Broadcasting Corp. Class A+                    833,375
--------------------------------------------------------------------------------
                                                                   17,230,741
--------------------------------------------------------------------------------
 CORRECTIONAL FACILITIES (--%)
 ................................................................................
     9,900      Corrections Corp. of America                         367,538
--------------------------------------------------------------------------------
 EDUCATION (--%)
 ................................................................................
     6,700      Apollo Group, Inc. Class A                           262,138
--------------------------------------------------------------------------------
 ELECTRONICS AND ELECTRICAL EQUIPMENT (10.8%)
 ................................................................................
    20,200      AVX Corp. (New)+                                     535,300
 ................................................................................
    16,300      Analog Devices Inc.+                                 576,613
 ................................................................................
    45,300      Applied Materials, Inc.+                           1,783,688
 ................................................................................
     2,250      BBC Brown Boveri AG (Bearer)
                (Switzerland)                                      2,613,784
 ................................................................................
    26,500      BMC Industries, Inc.                                 616,125
 ................................................................................
       640      Centrais Electricas Bras S. A. (Brazil)              173,222
 ................................................................................
    29,500      Emerson Electric Co.                               2,411,625
 ................................................................................
    70,000      Futaba Corp. (Japan)                               3,203,677
 ................................................................................
 1,020,000      General Electric Co. PLC
                (United Kingdom)                                   5,612,550
 ................................................................................
    83,000      Hirose Electric Co. Ltd. (Japan)                   4,770,392
 ................................................................................
    55,300      Honeywell, Inc.                                    2,688,963
 ................................................................................
    30,300      Intel Corp.                                        1,719,525
 ................................................................................
    64,000      Kyocera Corp. (Japan)                              4,749,686
 ................................................................................
    52,700      LSI Logic Corp.+                                   1,725,925
 ................................................................................
   391,000      Leader Universal (Singapore)                         893,362
 ................................................................................
   333,333      Leader Universal (Malaysia)                          761,604
 ................................................................................
    44,800      Linear Technology Corp.                            1,758,400
 ................................................................................
    44,000      Mabuchi Motor (Japan)                              2,733,237
 ................................................................................
   286,300      Molins PLC (United Kingdom)                        3,425,866
 ................................................................................
   150,000      Murata Manufacturing Co. Ltd. (Japan)              5,515,240
 ................................................................................
COMMON STOCKS
--------------------------------------------------------------------------------

 Number of Shares                                                     Value
 ................................................................................
   239,000      Nippondenso Co., Ltd. (Japan)                     $4,463,184
 ................................................................................
   320,000      Omron Tateisi Electronics Co. (Japan)              7,369,135
 ................................................................................
    90,000      Rohm Co. Ltd. (Japan)                              5,076,924
 ................................................................................
   137,700      SGS-Thomson Microelectronics ADR
                (France)+                                          5,542,425
 ................................................................................
    62,000      Secom Co. (Japan)                                  4,307,306
 ................................................................................
   370,000      Sharp Corp. (Japan)                                5,907,113
 ................................................................................
   394,645      Siebe PLC (United Kingdom)                         4,856,896
 ................................................................................
    17,800      Symbol Technologies, Inc.+                           703,100
 ................................................................................
    10,200      Tencor Instruments+                                  248,625
 ................................................................................
    15,600      Teradyne, Inc.+                                      390,000
 ................................................................................
    60,000      Tokyo Electron Ltd. (Japan)                        2,322,206
 ................................................................................
    11,349      Yageo Corporation 144A GDR
                (Taiwan)+                                            102,141
--------------------------------------------------------------------------------
                                                                  89,557,839
--------------------------------------------------------------------------------
 ENERGY-RELATED (0.7%)
 ................................................................................
   177,670      IHC Caland N.V. (Netherlands)                      5,970,243
--------------------------------------------------------------------------------
 ENTERTAINMENT (0.3%)
 ................................................................................
    10,000      East India Hotel Ltd. 144A GDR
                (India)+                                             177,500
 ................................................................................
     8,600      Indian Hotels, Ltd. 144A GDR (India)+                161,250
 ................................................................................
    45,500      Viacom, Inc. Class B+                              2,155,563
--------------------------------------------------------------------------------
                                                                   2,494,313
--------------------------------------------------------------------------------
 ENVIRONMENTAL CONTROL (0.2%)
 ................................................................................
    15,100      Sanifill, Inc.+                                      503,963
 ................................................................................
    33,200      U.S. Filter Corp.+                                   883,950
 ................................................................................
    11,900      United Waste Systems, Inc.+                          443,275
--------------------------------------------------------------------------------
                                                                   1,831,188
--------------------------------------------------------------------------------
 FOOD AND BEVERAGES (4.3%)
 ................................................................................
    27,300      Anheuser-Busch Cos., Inc.                          1,825,688
 ................................................................................
   821,916      Argyll Group PLC (United Kingdom)                  4,331,497
 ................................................................................
    18,500      Canandaigua Wine Co. Class A+                        603,563
 ................................................................................
    70,000      Danisco A/S (Denmark)                              3,369,919
 ................................................................................
    21,000      Docks de France (France)                           3,184,996
 ................................................................................
   860,000      Golden Resources Development Intl. Ltd.
                (Hong Kong)                                           78,970
 ................................................................................
   773,281      Greencore Group PLC (Ireland)                      6,633,618
 ................................................................................
   600,000      Guinness PLC (United Kingdom)                      4,408,200
 ................................................................................
    18,600      IBP, Inc.                                            939,300
 ................................................................................
    49,300      Nabisco Holdings Corp. Class A                     1,608,413
 ................................................................................
     4,000      Nestle S.A. (Registered) (Switzerland)             4,424,794
 ................................................................................
    52,000      PepsiCo, Inc.                                      2,905,500
 ................................................................................
    20,800      Pioneer Hi-Bred International, Inc.                1,157,000
 ................................................................................
     7,639      South African Breweries Ltd.
                (South Africa)                                       279,835
--------------------------------------------------------------------------------
                                                                  35,751,293
--------------------------------------------------------------------------------

                                       .
                                       51

                                                          PCM GLOBAL GROWTH FUND
COMMON STOCKS
--------------------------------------------------------------------------------

 Number of Shares                                                    Value
 ................................................................................
 HEALTH CARE (1.2%)
 ................................................................................
    16,000      Advocat, Inc.+                                      $178,000
 ................................................................................
   540,000      Biota Holdings Ltd. (Australia)+                     733,739
 ................................................................................
    11,500      Cardinal Health, Inc.                                629,625
 ................................................................................
    33,700      Columbia/HCA Healthcare Corp.                      1,710,275
 ................................................................................
     4,900      Genesis Health Ventures, Inc.+                       178,850
 ................................................................................
    19,500      Health Care & Retirement Corp.+                      682,500
 ................................................................................
    26,650      Health Management Assoc., Inc. (New)+                696,231
 ................................................................................
    17,100      IVF America, Inc.+                                    61,988
 ................................................................................
     1,200      Integrated Health Services, Inc.                      30,000
 ................................................................................
     9,500      Oxford Health Plans Inc.+                            701,813
 ................................................................................
     2,700      Pacificare Health Systems, Inc.
                Class B+                                             234,900
 ................................................................................
    25,400      Rightchoice Managed Care, Inc.
                Class A+                                             330,200
 ................................................................................
   130,000      Santen Pharmaceutical (Japan)                      2,943,397
 ................................................................................
    32,300      Sterile Concepts Holdings                            468,350
--------------------------------------------------------------------------------
                                                                   9,579,868
--------------------------------------------------------------------------------
 INSURANCE AND FINANCE (17.5%)
 ................................................................................
    72,100      ABN AMRO Holding N.V.
                (Netherlands)+                                     3,279,720
 ................................................................................
   127,142      Aegon N.V. (Netherlands)+                          5,617,350
 ................................................................................
    17,600      Ahmanson (H.F.) & Co.                                466,400
 ................................................................................
 1,119,008      Allied Irish Banks PLC (Ireland)                   6,042,140
 ................................................................................
    23,900      American International Group, Inc.                 2,210,750
 ................................................................................
   101,000      Argentaria Corp. S.A. (Spain)                      4,152,277
 ................................................................................
    15,600      Ashok Leyland Ltd. 144A GDR
                (Luxembourg)+                                        152,100
 ................................................................................
     8,900      Banco Commercial S.A. 144A GDR
                (Uruguay)+                                           131,275
 ................................................................................
    17,180      Banco De Galicia y Buenos Aires Class B
                ADR (Argentina)                                      354,338
 ................................................................................
    76,245      Banco Frances del Rio de la Plata S.A.
                (Argentina)                                          674,701
 ................................................................................
    16,500      Banco Industrial Colombiano ADR
                (Colombia)                                           270,188
 ................................................................................
    16,500      Banco Osorno y Louisiana Union ADR
                (Chile)                                              228,938
 ................................................................................
    60,720      Banco Totta & Accores S.A. (Portugal)              1,002,813
 ................................................................................
   168,000      Banco de Bilbao Vizcaya (Spain)                    6,036,506
 ................................................................................
    55,700      Bank of Boston Corp.                               2,576,125
 ................................................................................
   404,352      Bank of Ireland (Ireland)+                         2,913,245
 ................................................................................
    43,700      BankAmerica Corp.                                  2,829,575
 ................................................................................
   780,000      Bankard, Inc. (Philippines)+                         285,692
 ................................................................................
   380,010      Barclays Bank PLC (United Kingdom)                 4,352,825
 ................................................................................
     2,800      Barnett Banks, Inc.                                  165,200
 ................................................................................
     7,500      Baybanks, Inc.                                       736,875
 ................................................................................
     9,500      CIGNA Corp.                                          980,875
 ................................................................................
COMMON STOCKS
--------------------------------------------------------------------------------
 Number of Shares                                                      Value
 ................................................................................
  10,000        Cetelem Group (France)                            $1,873,407
 ................................................................................
  16,100        Charter One Financial, Inc.                          493,063
 ................................................................................
  31,100        Chemical Banking Corp.                             1,827,125
 ................................................................................
  43,600        Citicorp                                           2,932,100
 ................................................................................
  20,600        Credit Acceptance Corp.+                             427,450
 ................................................................................
  67,800        Credit Locale de France S.A. (France)              5,417,919
 ................................................................................
  13,200        Crestar Financial Corp.                              780,450
 ................................................................................
 510,000        Daiwa Securities Co. Ltd. (Japan)                  7,796,808
 ................................................................................
 350,000        Development Bank of Singapore Ltd.
                (Registered) (Singapore)                           4,357,052
 ................................................................................
  20,800        Federal National Mortgage Association              2,581,800
 ................................................................................
  13,900        Finova Group, Inc.                                   670,675
 ................................................................................
   9,100        First American Corp. Tennessee                       431,113
 ................................................................................
  15,400        First Bank System, Inc.                              764,225
 ................................................................................
  27,200        Franklin Resources, Inc.                           1,370,200
 ................................................................................
  29,100        Greentree Financial Corp.                            767,513
 ................................................................................
 700,400        Guoco Group Ltd. (Hong Kong)                       3,378,805
 ................................................................................
  41,200        MBNA Corp.                                         1,519,250
 ................................................................................
  26,500        MGIC Investment Corp.                              1,437,625
 ................................................................................
 320,500        Malayan Banking Berhad (Singapore)                 2,701,871
 ................................................................................
  70,875        Malaysian Assurance Alliance (Malaysia)              321,080
 ................................................................................
  44,650        Mercury Finance Co.                                  591,613
 ................................................................................
  31,400        Merrill Lynch & Co., Inc.                          1,601,400
 ................................................................................
 220,000        Mitsubishi Bank Ltd.
                (Japan)                                            5,172,715
 ................................................................................
   1,350        Munich Re (Germany)+                               2,929,679
 ................................................................................
  33,700        NationsBank Corp.                                  2,346,363
 ................................................................................
   5,296        Nedcor Ltd. ADR (South Africa)+                      381,342
 ................................................................................
 712,000        Overseas Union Bank Ltd. (Registered)
                (Singapore)                                        4,910,171
 ................................................................................
  26,000        Philippine Commercial International Bank
                (Philippines)+                                       240,061
 ................................................................................
 755,781        Royal Insurance Holdings PLC
                (United Kingdom)                                   4,474,979
 ................................................................................
  52,600        Salora International Ltd. (India)+                    71,829
 ................................................................................
  44,000        Societe Generale (France)                          5,426,562
 ................................................................................
  94,000        Southern Bank Berhad (Malaysia)                      179,224
 ................................................................................
   3,400        Star Banc Corp.                                      202,300
 ................................................................................
  12,500        Sun Bancorp, Inc.                                    224,125
 ................................................................................
   4,912        Swiss Reinsurance Co. (Registered)
                (Switzerland)                                      5,714,698
 ................................................................................
  18,300        TCF Financial Corp.                                  606,188
 ................................................................................
  36,000        Thai Farmers Bank Public Co. (Registered)
                (Thailand)                                           363,145
 ................................................................................
  12,900        The PMI Group, Inc.                                  583,725
 ................................................................................
  38,230        Titan Holdings, Inc.                                 549,556
 ................................................................................
 470,000        Tokio Marine & Fire Insurance Co. Ltd.
                (The) (Japan)                                      6,139,333

 ................................................................................

                                       .
                                       52

                                                          PCM GLOBAL GROWTH FUND

COMMON STOCKS
================================================================================
Number of Shares                                                      Value
 ................................................................................
INSURANCE AND FINANCE (CONTINUED)
 ................................................................................
 44,800        Travelers Group Inc.                              $2,816,800
 ................................................................................
 17,800        Union Acceptance Corp. Class A+
                                                                    249,200
 ................................................................................
  5,350        Union Bank of Switzerland (Bearer)
               (Switzerland)                                      5,797,573
 ................................................................................
528,000        United Overseas Bank Ltd. (Registered)
               (Singapore)                                        5,079,078
 ................................................................................
275,000        Yasuda Fire & Marine Insurance Co., Ltd.
               (Japan)                                            1,942,429
--------------------------------------------------------------------------------
                                                                145,903,527
================================================================================
MEDICAL SUPPLIES AND DEVICES (1.1%)
 ................................................................................
 43,800        Baxter International, Inc.                         1,834,125
 ................................................................................
 16,300        Boston Scientific Corp.+                             798,700
 ................................................................................
 49,500        Guidant Corp.                                      2,091,375
 ................................................................................
 12,900        IDEXX Laboratories, Inc.+                            606,300
 ................................................................................
 14,400        Medtronic, Inc.                                      804,600
 ................................................................................
 31,900        Mentor Corp. Minnesota                               733,700
 ................................................................................
  9,500        Omnicare, Inc.                                       425,125
 ................................................................................
 17,900        Physician Sales & Service, Inc.+                     510,150
 ................................................................................
 11,500        Steris Corp.+                                        370,875
 ................................................................................
  9,400        Stryker Corp.                                        493,500
 ................................................................................
  5,600        Vencor, Inc.+                                        182,000
--------------------------------------------------------------------------------
                                                                  8,850,450
================================================================================
METALS AND MINING (0.8%)
 ................................................................................
  6,800        Compania Siderurgica Nacional (Brazil)               139,961
 ................................................................................
 65,700        Freeport-McMoRan Copper & Gold Co.,
               Inc. Class A                                       1,839,600
 ................................................................................
105,000        Malayawata Steel Berhad (Malaysia)                   171,243
 ................................................................................
 79,000        Maruichi Malaysia Steel Tube (Malaysia)              294,091
 ................................................................................
  2,770        N.V. Bekaert S.A. (Belgium)                        2,276,031
 ................................................................................
311,000        Nisshin Steel Co., Ltd. (Japan)                    1,254,833
 ................................................................................
190,909        SA Iron & Steel Industrial Corp. Ltd.
               (South Africa)                                       171,815
 ................................................................................
 26,100        Sasol Ltd. (South Africa)                            213,770
 ................................................................................
  4,134        Tung Ho Steel Enterprise GDR
               (Taiwan)+                                             39,275
 ................................................................................
 13,900        Usiminas Siderurg Minas 144A ADR
               (Brazil)                                             112,982
--------------------------------------------------------------------------------
                                                                  6,513,601
================================================================================
OIL AND GAS (4.3%)
 ................................................................................
123,000        Astra CIA Argentina de Petro
               (Argentina)                                          227,527
 ................................................................................
  3,600        Belden & Blake Corp.+                                 63,000
 ................................................................................
 23,100        British Petroleum PLC ADR
               (United Kingdom)                                   2,359,088
 ................................................................................
338,455        Burmah Oil PLC (United Kingdom)                    4,899,806
 ................................................................................
 54,280        CIA Naviera Perez Co. Class B
               (Argentina)                                          287,655
 ................................................................................
COMMON STOCKS
================================================================================
Number of Shares                                                      Value
 ................................................................................
 41,800        Enron Corp.                                       $1,593,625
 ................................................................................
 33,400        Exxon Corp.                                        2,676,175
 ................................................................................
 30,200        Halliburton Co.                                    1,528,875
 ................................................................................
 33,000        Mobil Corp.                                        3,696,000
 ................................................................................
 18,590        Pakistan State Oil (Pakistan)                        143,979
 ................................................................................
 52,500        Plains Resources, Inc.+                              472,500
 ................................................................................
120,000        Repsol S.A. (Spain)                                3,922,051
 ................................................................................
121,000        Repsol S.A. ADS (Spain)                            3,977,875
 ................................................................................
125,000        Shell Transportation & Trading Co. PLC
               (United Kingdom)                                   1,650,750
 ................................................................................
 80,000        Societe Nationale Elf Aquitaine (Bearer)
               (France)                                           5,884,008
 ................................................................................
  2,500        Stone Energy Corp.+                                   38,438
 ................................................................................
 58,400        Total Corp. ADR (France)                           1,985,600
--------------------------------------------------------------------------------
                                                                 35,406,952
================================================================================
PAPER AND FOREST PRODUCTS (1.4%)
 ................................................................................
465,300        Cartiere Burgo S.P.A. (Italy)+                     2,323,569
 ................................................................................
 95,000        Indorayon Utama (Registered) (Indonesia)              99,825
 ................................................................................
 27,900        Mayr-Melnhof Karton AG (Austria)+                  1,394,310
 ................................................................................
122,000        Mayr-Melnhof Karton AG 144A ADS
               (Austria)+                                         1,525,000
 ................................................................................
 29,700        Portucel Industrial Empresa S.A.
               (Portugal)+                                          181,913
 ................................................................................
330,400        Repola (Finland)                                   6,214,373
--------------------------------------------------------------------------------
                                                                 11,738,990
================================================================================
PHARMACEUTICALS (4.8%)
 ................................................................................
187,150        Astra AB (Sweden)+                                 7,466,615
 ................................................................................
  8,000        Ciba-Geigy AG (Registered) (Switzerland)           7,039,445
 ................................................................................
  8,800        Gideon Richter Ltd. GDR (Hungary)+                   165,000
 ................................................................................
 37,500        Johnson & Johnson                                  3,210,938
 ................................................................................
 45,500        Lilly (Eli) & Co.                                  2,559,375
 ................................................................................
 36,700        Merck & Co., Inc.                                  2,413,025
 ................................................................................
 36,400        Pfizer, Inc.                                       2,293,200
 ................................................................................
 80,970        Pharmacia & Upjohn, Inc.+                          3,137,588
 ................................................................................
 80,000        Pharmacia & Upjohn, Inc. Depository
               Shares (Sweden)+                                   3,155,581
 ................................................................................
 50,700        Smithkline Beecham PLC ADR
               (United Kingdom)                                   2,813,850
 ................................................................................
245,000        Yamanouchi Pharmaceutical Co. Ltd.
               (Japan)                                            5,262,700
--------------------------------------------------------------------------------
                                                                 39,517,317
================================================================================
PHOTOGRAPHY (0.2%)
 ................................................................................
 32,800        Polaroid Corp.                                     1,553,900
================================================================================

                                                          PCM GLOBAL GROWTH FUND
COMMON STOCKS
--------------------------------------------------------------------------------

 Number of Shares                                                    Value
 ................................................................................
--------------------------------------------------------------------------------
 PUBLISHING (0.6%)
 ................................................................................
    54,700      Harcourt General, Inc.                            $2,290,563
 ................................................................................
   157,200      Singapore Press Holdings (Registered)
                (Singapore)                                        2,779,743
--------------------------------------------------------------------------------
                                                                   5,070,306
--------------------------------------------------------------------------------
 REAL ESTATE (1.1%)
 ................................................................................
 2,687,000      Amoy Properties Ltd. (Hong Kong)+                  2,675,879
 ................................................................................
   766,000      Cheung Kong Holdings Ltd.
                (Hong Kong)                                        4,666,140
 ................................................................................
    10,387      Hocheng Group Corp. 144A GDR
                (Taiwan)+                                            101,829
 ................................................................................
   989,000      Hong Kong Land Holdings Ltd.
                (Hong Kong)                                        1,829,650
--------------------------------------------------------------------------------
                                                                   9,273,498
--------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS (REIT'S) (0.1%)
 ................................................................................
     5,000      Alexander Haagen Properties                           61,250
 ................................................................................
     5,900      FelCor Suite Hotels, Inc.                            163,725
 ................................................................................
    11,200      LTC Properties, Inc.                                 168,000
 ................................................................................
     3,500      RFS Hotel Investors, Inc.                             53,813
 ................................................................................
     6,900      Winston Hotels                                        81,938
--------------------------------------------------------------------------------
                                                                     528,726
--------------------------------------------------------------------------------
 RECREATION (--%)
 ................................................................................
    13,000      Ek Chor China Motorcycle Co., Ltd.
                (Hong Kong)                                          151,125
--------------------------------------------------------------------------------
 RETAIL (3.8%)
 ................................................................................
    20,000      Baker (J.), Inc.                                     115,000
 ................................................................................
   275,000      Cifra S.A. de CV Class C (Mexico)+                   279,297
 ................................................................................
    66,900      Circle K Corp.+                                    1,697,588
 ................................................................................
    12,900      CompUSA, Inc.+                                       401,513
 ................................................................................
   300,000      Cycle & Carriage Ltd. (Singapore)                  2,991,937
 ................................................................................
    16,300      Eckerd Corp.+                                        727,388
 ................................................................................
    37,900      Federated Department Stores+                       1,042,250
 ................................................................................
    27,500      General Nutrition Companies, Inc.+                   632,500
 ................................................................................
   110,000      Ito-Yokado Co., Ltd. (Japan)                       6,769,232
 ................................................................................
   320,000      Marui Co. Ltd. (Japan)                             6,656,992
 ................................................................................
    50,100      Rite Aid Corp.                                     1,715,925
 ................................................................................
    41,500      Safeway, Inc.+                                     2,137,250
 ................................................................................
    12,500      Santa Isabel S.A. ADR (Chile)+                       300,000
 ................................................................................
 1,360,300      Sears PLC (United Kingdom)                         2,192,804
 ................................................................................
    39,800      Sears Roebuck de Mexico S.A.
                (Mexico)+                                             93,799
 ................................................................................
    50,500      Sears, Roebuck & Co.                               1,969,500
 ................................................................................
    23,900      Staples, Inc.+                                       582,563
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
 Number of Shares                                                    Value
 ................................................................................
    21,200      Sunglass Hut Intl.+                                 $503,500
 ................................................................................
     9,200      Tandy Corp.                                          381,800
--------------------------------------------------------------------------------
                                                                  31,190,838
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (2.0%)
 ................................................................................
     7,100      Ascend Communications, Inc.+                         575,988
 ................................................................................
        64      Cable & Wireless PLC (United Kingdom)                    456
 ................................................................................
     6,100      Cascade Communications Corp.+                        520,025
 ................................................................................
    84,000      Hong Kong Telecommunications Ltd.
                (Hong Kong)                                          149,922
 ................................................................................
   117,200      MCI Communications Corp.                           3,061,850
 ................................................................................
     1,560      Pakistan Telecomm Ltd. 144A GDR
                (Pakistan)+                                          132,600
 ................................................................................
     2,400      Philippine Long Distance Telephone Co.
                ADR (Philippines)                                    129,900
 ................................................................................
    82,500      Pilipino Telephone Corp.
                (Philippines)+                                        83,413
 ................................................................................
     5,300      Premisys Communications, Inc.+                       296,800
 ................................................................................
    69,200      Royal PTT (United Kingdom)                         2,510,492
 ................................................................................
     6,800      Stratacom, Inc.+                                     499,800
 ................................................................................
   123,800      Tele Danmark A/S ADS (Denmark)                     3,419,975
 ................................................................................
    20,500      Telecom Argentina Class B (Argentina)+                96,750
 ................................................................................
     4,800      Telecom Argentina S.A. ADR
                (Argentina)+                                         228,600
 ................................................................................
     6,300      Telefonos de Mexico S.A. Class L ADR
                (Mexico)                                             200,813
 ................................................................................
    14,300      U.S. Robotics Corp.+                               1,254,825
 ................................................................................
   947,118      Vodafone Group PLC (United Kingdom)                3,383,816
--------------------------------------------------------------------------------
                                                                  16,546,025
--------------------------------------------------------------------------------
 TRANSPORTATION (1.9%)
 ................................................................................
    14,900      Burlington Northern Santa Fe Corp.                 1,162,200
 ................................................................................
    15,600      Fritz Companies, Inc.+                               647,400
 ................................................................................
   239,000      Jinhui Shipping & Transportation Ltd. ADR
                (Hong Kong)                                          298,750
 ................................................................................
   103,000      K.L.M.-Royal Dutch Airlines (Netherlands)          3,614,935
 ................................................................................
    21,000      Maritime Investment Fund (Norway)+                   215,250
 ................................................................................
   267,000      Shun Tak Holdings Ltd. (Hong Kong)                   188,198
 ................................................................................
   414,000      Singapore Airlines Ltd. (Registered)
                (Singapore)                                        3,865,328
 ................................................................................
   316,600      Swire Pacific Ltd. Class A (Hong Kong)             2,456,803
 ................................................................................
    15,520      Telco (Tata Engineering & Locomotive
                Co., Ltd.) 144A GDR (India)                          199,820
 ................................................................................
    28,500      Trism, Inc.+                                         171,000
 ................................................................................
   265,000      Yamato Transport Co. Ltd. (Japan)                  3,153,847
--------------------------------------------------------------------------------
                                                                  15,973,531
--------------------------------------------------------------------------------

                                                          PCM GLOBAL GROWTH FUND
COMMON STOCKS
--------------------------------------------------------------------------------

 Number of Shares                                                    Value
 ................................................................................
 UTILITIES (5.3%)
 ................................................................................
      9,700        AO Mosenergo 144A ADS (Russia)+                   $76,388
 ................................................................................
    513,294        Anglian Water PLC (United Kingdom)+             4,813,414
 ................................................................................
     42,500        Bell Atlantic Corp.                             2,842,188
 ................................................................................
     13,600        Capex S.A. 144A GDR (Argentina)                   166,600
 ................................................................................
      7,497        Comp Energetica De Minas Gerais
                   (Cemig) 144A ADS (Brazil)                         164,934
 ................................................................................
     99,000        Consolidated Electric Power Asia Ltd.
                   (Hong Kong)                                       179,895
 ................................................................................
     64,800        GTE Corp.                                       2,851,200
 ................................................................................
    840,000        Hong Kong Electric Holdings Ltd.
                   (Hong Kong)                                     2,754,009
 ................................................................................
     23,444        Hubco Power GDR (Pakistan)                        404,409
 ................................................................................
    682,000        Iberdrola S.A. (Spain)                          6,224,468
 ................................................................................
    210,000        Kurita Water Industries Ltd. (Japan)            5,587,809
 ................................................................................
     37,700        LCI International, Inc.+                          772,850
 ................................................................................
        571        Nippon Telegraph and Telephone Corp.
                   (Japan)                                         4,613,305
 ................................................................................
     62,228        North West Water Group PLC
                   (United Kingdom)                                  594,153
 ................................................................................
     66,600        SBC Communications, Inc.                        3,829,500
 ................................................................................
     20,000        Scottish Power PLC (United Kingdom)               114,700
 ................................................................................
      7,300        Telebras Co. ADR (Brazil)                         350,400
 ................................................................................
    178,000        Veba (Vereinigte Elektrizitaets
                   Bergwerks) AG (Germany)+                        7,539,960
--------------------------------------------------------------------------------
                                                                  43,880,182
--------------------------------------------------------------------------------
                   Total Common Stocks
                   (cost $698,826,266)                          $785,879,395
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.6%)*
--------------------------------------------------------------------------------
 Number of Shares                                                    Value
 ................................................................................
     38,200        Banco Bradesco BRC 0.072 NPV
                   (No Par Value) pfd. (Brazil)                     $334,157
 ................................................................................
      1,070        CIA Tecidos Norte de Minas BRC 8.65
                   NPV pfd. (Brazil)                                 357,878
 ................................................................................
      1,300        CIA Vale Do Rio Doce BRC 2.307 NPV
                   pfd. (Brazil)                                     214,058
 ................................................................................
     28,750        Essilor International FRF 12.3 pfd.
                   (France)                                        4,008,766
 ................................................................................
     62,000        Refripar (Refrigeracao Parana) BRC
                   0.0463 NPV pfd. (Brazil)                          123,783
 ................................................................................
                   Total Preferred Stocks
                   (cost $3,655,415)                              $5,038,642
--------------------------------------------------------------------------------
 INVESTMENT COMPANIES (0.3%)*
--------------------------------------------------------------------------------
 Number of Shares                                                    Value
 ................................................................................
     29,200        Fleming Russia Securities Fund Ltd.
                   (Ireland)+                                       $156,950
 ................................................................................
      6,200        India Magnum Fund Class A (acquired
                   6/28/94 shares 6,200 cost $334,800)
                   (India)+++                                        272,800
 ................................................................................

INVESTMENT COMPANIES
-------------------------------------------------------------------------------
 Number of Shares                                                    Value
 ................................................................................
      9,773        Inversiones Y Represent-GDR
                   (Argentina)+                                     $249,212
 ................................................................................
      1,100        Nordic Recovery Fund N.V.
                   (Sweden)+                                       1,628,000
--------------------------------------------------------------------------------
                   Total Investment Companies
                   (cost $1,978,373)                              $2,306,962
--------------------------------------------------------------------------------

CONVERTIBLE BONDS AND NOTES (0.1%)*

--------------------------------------------------------------------------------
 Principal Amount                                                    Value
 ................................................................................
   $500,000      Emerson Radio Corp. cv. sr. sub. deb.
                 8 1/2s, 2002                                       $345,000
 ................................................................................
     90,000      United Micro Electric Corp. 144A cv. deb.
                 1 1/4s, 2004 (Taiwan)                               112,500
--------------------------------------------------------------------------------
                 Total Convertible Bonds and Notes
                 (cost $642,397)                                    $457,500
--------------------------------------------------------------------------------

UNITS (--%)* (cost $186,690)

--------------------------------------------------------------------------------
 Number of Units                                                     Value
 ................................................................................
 3,500           Cesc Ltd. units 144A GDR(India)+                    $42,000
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (--%)* (cost $20,157)

--------------------------------------------------------------------------------
 Number of Shares                                                    Value
 ................................................................................
 5,720           Internationale Nederlanden 2.5 NLG cv. pfd.
                 (Netherlands)                                       $30,291
--------------------------------------------------------------------------------

WARRANTS (--%)*+ (cost $--)

--------------------------------------------------------------------------------
 Number of                                              Expiration   Value
 Warrants                                                     Date
 ................................................................................
 9,000           Rieter Holding (Switzerland)             3/13/96    $22,627
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (4.7%)*

--------------------------------------------------------------------------------
 Principal Amount                                                    Value
 ................................................................................
 $20,000,000     Federal Home Loan Bank, effective
                 yield of 5.52%, February 15, 1996               $19,862,000
 ................................................................................
  19,567,000     Interest in $744,817,000 joint
                 repurchase agreement dated
                 December 29, 1995 with Morgan
                 Stanley Co. Inc. due January 2, 1996
                 with respect to various U.S. Treasury
                 obligations-maturity value of
                 $19,579,762 for an effective yield of
                 5.87%                                            19,576,572
--------------------------------------------------------------------------------
                 Total Short-Term Investments
                 (cost $39,438,572)                              $39,438,572
--------------------------------------------------------------------------------
                 Total Investments
                 (cost $744,747,870)***                         $833,215,989
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS TO SELL AT DECEMBER 31, 1995
(aggregate face value $172,964,957)

--------------------------------------------------------------------------------
                 Market Value      Aggregate      Delivery       Unrealized
                                  Face Value          Date     Appreciation/
                                                              (Depreciation)
 ................................................................................
British Pounds    $31,461,506    $31,414,614      5/31/96          $(46,892)
 ................................................................................
French Francs      19,068,499     19,025,881      5/31/96           (42,618)
 ................................................................................
Japanese Yen       96,250,541    103,844,872      1/24/96          7,594,331
 ................................................................................
Netherland
Guilders           18,622,757     18,679,590      5/31/96             56,833
--------------------------------------------------------------------------------
                                                                  $7,561,654
--------------------------------------------------------------------------------

                                       .
                                       55

                                                          PCM GLOBAL GROWTH FUND


DIVERSIFICATION BY COUNTRY
--------------------------------------------------------------------------------

Distribution of investments by country of issue at December 31, 1995:

--------------------------------------------------------------------------------
Argentina                                                                  0.3%
 ................................................................................
Australia                                                                  0.6
 ................................................................................
Austria                                                                    0.4
 ................................................................................
Belgium                                                                    0.9
 ................................................................................
Brazil                                                                     0.2
 ................................................................................
Chile                                                                      0.1
 ................................................................................
Colombia                                                                   0.1
 ................................................................................
Denmark                                                                    0.8
 ................................................................................
Finland                                                                    0.7
 ................................................................................
France                                                                     5.9
 ................................................................................
Germany                                                                    1.6
 ................................................................................
Hong Kong                                                                  3.8
 ................................................................................
Hungary                                                                    --
 ................................................................................
India                                                                      0.2
 ................................................................................
Indonesia                                                                  0.1
 ................................................................................
Ireland                                                                    2.7
 ................................................................................
Israel                                                                     0.1
 ................................................................................
Italy                                                                      0.4
 ................................................................................
Japan                                                                     19.4
 ................................................................................
Luxembourg                                                                 --
 ................................................................................
Malaysia                                                                   0.7
 ................................................................................
Mexico                                                                     0.1
 ................................................................................
Netherlands                                                                4.8
 ................................................................................
Norway                                                                     --
 ................................................................................
Pakistan                                                                   0.1
 ................................................................................
Philippines                                                                0.1
 ................................................................................
Portugal                                                                   0.1
 ................................................................................
Russia                                                                     --
 ................................................................................
Singapore                                                                  3.8
 ................................................................................
South Africa                                                               0.1
 ................................................................................
South Korea                                                                --
 ................................................................................
Spain                                                                      3.6
 ................................................................................
Sweden                                                                     1.8
 ................................................................................
Switzerland                                                                4.1
 ................................................................................
Taiwan                                                                     --
 ................................................................................
Thailand                                                                   0.2
 ................................................................................
United Kingdom                                                             8.1
 ................................................................................
United States                                                             34.1
 ................................................................................
Uruguay                                                                    --
--------------------------------------------------------------------------------
TOTAL                                                                    100.0%
--------------------------------------------------------------------------------

See page 97 for Notes to the Portfolios.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       .
                                       56

                                                        PCM GROWTH & INCOME FUND
Portfolio of investments owned
December 31, 1995

COMMON STOCKS (91.8%)*

--------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ................................................................................
 AEROSPACE AND DEFENSE (1.0%)
 ................................................................................
   428,400         Lockheed Martin Corp.                         $33,843,600
--------------------------------------------------------------------------------
 AUTOMOTIVE (2.3%)
 ................................................................................
   506,360         Chrysler Corp.                                 28,039,685
 ................................................................................
   933,450         General Motors Corp.                           49,356,169
--------------------------------------------------------------------------------
                                                                  77,395,854
--------------------------------------------------------------------------------
 BASIC INDUSTRIAL PRODUCTS (3.4%)
 ................................................................................
   200,000         Ball Corp.                                      5,500,000
 ................................................................................
    88,100         CBI Industries, Inc.                            2,896,288
 ................................................................................
    77,400         Case Corp.                                      3,541,050
 ................................................................................
   219,100         Caterpillar, Inc.                              12,872,125
 ................................................................................
   969,141         Deere (John) & Co.                             34,162,220
 ................................................................................
   416,300         General Signal Corp.                           13,477,713
 ................................................................................
   518,550         Minnesota Mining & Manufacturing Co.           34,353,938
 ................................................................................
    61,500         Sundstrand Corp.                                4,328,063
--------------------------------------------------------------------------------
                                                                 111,131,397
--------------------------------------------------------------------------------
 BUILDING AND CONSTRUCTION (0.3%)
 ................................................................................
   101,397         Armstrong World Industries, Inc.                6,286,614
 ................................................................................
   165,600         Masco Corp.                                     5,195,700
--------------------------------------------------------------------------------
                                                                  11,482,314
--------------------------------------------------------------------------------
 BUSINESS EQUIPMENT AND SERVICES (3.4%)
 ................................................................................
   663,525         Dun & Bradstreet Corp.                         42,963,244
 ................................................................................
   383,200         IBM Corp.                                      35,158,600
 ................................................................................
   262,990         Xerox Corp.                                    36,029,630
--------------------------------------------------------------------------------
                                                                 114,151,474
--------------------------------------------------------------------------------
 CHEMICALS (3.9%)
 ................................................................................
   589,963         du Pont (E.I.) de Nemours & Co., Ltd.          41,223,665
 ................................................................................
    57,100         Dow Chemical Co.                                4,018,413
 ................................................................................
   122,487         Eastman Chemical Co.                            7,670,748
 ................................................................................
   524,501         Grace (W.R.) & Co.                             31,011,122
 ................................................................................
   696,200         Union Carbide Corp.                            26,107,500
 ................................................................................
   669,700         Witco Chemical Corp.                           19,588,725
--------------------------------------------------------------------------------
                                                                 129,620,173
--------------------------------------------------------------------------------
 CONGLOMERATES (4.3%)
 ................................................................................
    64,300         General Motors Corp. Class H                    3,158,738
 ................................................................................
   489,850         ITT Industries, Inc.+                          11,756,400
 ................................................................................
    70,700         Johnson Controls Inc.                           4,860,625
 ................................................................................
   360,800         Ogden Corp.                                     7,712,100
 ................................................................................
   801,503         TRW, Inc.                                      62,116,483
 ................................................................................
   541,400         Tenneco Inc.                                   26,866,975
 ................................................................................
   275,850         United Technologies Corp.                      26,171,269
--------------------------------------------------------------------------------
                                                                 142,642,590
--------------------------------------------------------------------------------
 CONSUMER DURABLE GOODS (0.4%)
 ................................................................................
   289,850         Maytag Corp.                                    5,869,463
 ................................................................................
   148,450         Whirlpool Corporation                           7,904,963
--------------------------------------------------------------------------------
                                                                  13,774,426
--------------------------------------------------------------------------------

COMMON STOCKS
--------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ................................................................................
 CONSUMER NON DURABLES (7.0%)
 ................................................................................
   898,350         American Brands, Inc.                         $40,088,869
 ................................................................................
   693,350         Avon Products, Inc.                            52,261,256
 ................................................................................
   794,500         Kimberly-Clark Corp.                           65,744,875
 ................................................................................
   813,625         Philip Morris Cos., Inc.                       73,633,063
--------------------------------------------------------------------------------
                                                                 231,728,063
--------------------------------------------------------------------------------
 ELECTRONICS AND ELECTRICAL EQUIPMENT (2.3%)
 ................................................................................
   446,150         Eaton Corp.                                    23,924,794
 ................................................................................
   601,350         General Electric Co.                           43,297,200
 ................................................................................
   184,600         Honeywell, Inc.                                 8,976,175
--------------------------------------------------------------------------------
                                                                  76,198,169
--------------------------------------------------------------------------------
 ENTERTAINMENT (0.4%)
 ................................................................................
   244,850         ITT Corp. (New)+                               12,977,050
--------------------------------------------------------------------------------
 ENVIRONMENTAL CONTROL (0.5%)
 ................................................................................
   525,000         WMX Technologies, Inc.                         15,684,375
--------------------------------------------------------------------------------
 FOOD AND BEVERAGES (1.8%)
 ................................................................................
   220,000         Anheuser-Busch Cos., Inc.                      14,712,500
 ................................................................................
   334,100         General Mills, Inc.                            19,294,275
 ................................................................................
   778,975         Heinz (H.J.) Co.                               25,803,547
--------------------------------------------------------------------------------
                                                                  59,810,322
--------------------------------------------------------------------------------
 INSURANCE AND FINANCE (15.3%)
 ................................................................................
   319,100         AON Corp.                                      15,915,113
 ................................................................................
   488,450         Aetna Life & Casualty Co.                      33,825,163
 ................................................................................
   212,404         Allstate Corp.                                  8,735,115
 ................................................................................
   914,600         American General Corp.                         31,896,675
 ................................................................................
   545,700         BankAmerica Corp.                              35,334,075
 ................................................................................
   516,750         Bankers Trust New York Corp.                   34,363,875
 ................................................................................
   624,900         Beneficial Corp.                               29,135,963
 ................................................................................
   262,550         CIGNA Corp.                                    27,108,288
 ................................................................................
   235,350         CoreStates Financial Corp.                      8,913,881
 ................................................................................
   187,950         Federal National Mortgage Association          23,329,294
 ................................................................................
 1,251,050         Fleet Financial Group, Inc.                    50,980,288
 ................................................................................
   309,850         ITT Hartford Group, Inc.(S)(S)(S)+             14,988,994
 ................................................................................
   784,900         Keycorp                                        28,452,625
 ................................................................................
   747,501         Morgan (J.P.) & Co., Inc.                      59,986,956
 ................................................................................
   114,200         National City Corp.                             3,782,875
 ................................................................................
   487,300         NationsBank Corp.                              33,928,263
 ................................................................................
   948,300         PNC Bank Corp.                                 30,582,675
 ................................................................................
   470,050         Reliance Group Holdings, Inc.                   4,054,181
 ................................................................................
   901,700         USF&G Corp.                                    15,216,188
 ................................................................................
    75,000         Wells Fargo & Co.                              16,200,000
--------------------------------------------------------------------------------
                                                                 506,730,487
--------------------------------------------------------------------------------
 MEDICAL SUPPLIES & DEVICES (1.6%)
 ................................................................................
 1,280,800         Baxter International, Inc.                     53,633,500
--------------------------------------------------------------------------------

                                       57

                                                        PCM GROWTH & INCOME FUND

COMMON STOCKS
-------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ................................................................................
 METALS AND MINING (1.2%)
 ................................................................................
  833,320       Freeport-McMoRan Copper & Gold Co., Inc.
                Class A                                           $ 23,332,960
 ................................................................................
  540,346       Freeport-McMoRan Copper & Gold Co., Inc.
                Class B                                             15,197,231
--------------------------------------------------------------------------------
                                                                    38,530,191
--------------------------------------------------------------------------------
 OIL AND GAS (10.8%)
 ................................................................................
  513,200       Amoco Corp.                                         36,886,250
 ................................................................................
  142,400       Atlantic Richfield Co.                              15,770,800
 ................................................................................
  377,204       British Petroleum PLC ADR (United
                Kingdom)                                            38,521,959
 ................................................................................
  868,900       Enron Corp.                                         33,126,813
 ................................................................................
  392,350       Exxon Corp.                                         31,437,044
 ................................................................................
  150,000       McDermott International, Inc.                        3,300,000
 ................................................................................
  289,900       Mobil Corp.                                         32,468,800
 ................................................................................
1,571,206       Occidental Petroleum Corp.                          33,584,528
 ................................................................................
  276,700       Panhandle Eastern Corp.                              7,713,013
 ................................................................................
   97,600       Pennzoil Co.                                         4,123,600
 ................................................................................
  863,090       Phillips Petroleum Co.                              29,452,946
 ................................................................................
  158,800       Royal Dutch Petroleum Co. PLC ADR
                (Netherlands)                                       22,410,650
 ................................................................................
  707,000       Sonat, Inc.                                         25,186,875
 ................................................................................
  206,800       Texaco, Inc.                                        16,233,800
 ................................................................................
  850,648       Total Corp. ADR (France)                            28,922,032
--------------------------------------------------------------------------------
                                                                   359,139,110
--------------------------------------------------------------------------------
 PAPER AND FOREST PRODUCTS (1.9%)
 ................................................................................
  183,350       Georgia Pacific Corp.                               12,582,394
 ................................................................................
      800       International Paper Co.                                 30,300
 ................................................................................
  128,236       Rayonier, Inc.                                       4,279,877
 ................................................................................
1,032,650       Weyerhaeuser Co.                                    44,662,113
--------------------------------------------------------------------------------
                                                                    61,554,684
--------------------------------------------------------------------------------
 PHARMACEUTICALS (5.9%)
 ................................................................................
  336,500       American Home Products Corp.                        32,640,500
 ................................................................................
  432,500       Bristol-Myers Squibb Co.                            37,140,938
 ................................................................................
1,616,258       Pharmacia & Upjohn, Inc.+                           62,629,978
 ................................................................................
   58,500       Schering-Plough Corp.                                3,202,875
 ................................................................................
  606,650       Warner-Lambert Co.                                  58,920,881
--------------------------------------------------------------------------------
                                                                   194,535,172
--------------------------------------------------------------------------------
 PHOTOGRAPHY (2.1%)
 ................................................................................
1,021,450       Eastman Kodak Co.                                   68,437,150
--------------------------------------------------------------------------------
 PUBLISHING (1.1%)
 ................................................................................
  348,495       McGraw-Hill, Inc.                                   30,362,627
 ................................................................................
  114,050       Dow Jones & Co., Inc.                                4,547,744
--------------------------------------------------------------------------------
                                                                    34,910,371
--------------------------------------------------------------------------------
 REIT'S (1.2%)
 ................................................................................
  100,000       Avalon Properties, Inc.                              2,150,000
 ................................................................................
  153,264       Beacon Properties Corp.                              3,525,072
 ................................................................................
COMMON STOCKS
--------------------------------------------------------------------------------


COMMON STOCKS
-------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ................................................................................
   75,000       Bradley Real Estate Trust, Inc.                   $ 1,012,500
 ................................................................................
  210,000       Debartolo Realty Corp.                              2,730,000
 ................................................................................
  109,600       FelCor Suite Hotels, Inc.                           3,041,400
 ................................................................................
   35,000       Kranzco Realty Trust                                  516,250
 ................................................................................
   50,000       LTC Properties, Inc.                                  750,000
 ................................................................................
   83,600       Macerich Co.                                        1,672,000
 ................................................................................
  348,450       Meditrust Corp.                                    12,152,194
 ................................................................................
   80,000       Nationwide Health Properties, Inc.                  3,360,000
 ................................................................................
   70,900       Smith (Charles East) Residential
                Realty, Inc.                                        1,675,013
 ................................................................................
   25,900       Starwood Lodging Trust                                770,525
 ................................................................................
  100,000       Storage USA, Inc.                                   3,262,500
 ................................................................................
   40,000       Tanger Factory Outlet Center                        1,000,000
 ................................................................................
   37,500       Wellsford Residential Property Trust                  862,500
--------------------------------------------------------------------------------
                                                                   38,479,954
--------------------------------------------------------------------------------
 RETAIL (4.8%)
 ................................................................................
  318,500       Dayton Hudson Corporation                          23,887,500
 ................................................................................
3,041,950       K mart Corp.                                       22,054,138
 ................................................................................
  200,000       Limited, Inc. (The)                                 3,475,000
 ................................................................................
  171,900       May Department Stores Co.                           7,262,775
 ................................................................................
1,019,900       Melville Corporation                               31,361,925
 ................................................................................
  639,400       Penney (J.C.) Co., Inc.                            30,451,425
 ................................................................................
  500,000       Rite Aid Corp.                                     17,125,000
 ................................................................................
  619,150       Sears, Roebuck & Co.                               24,146,850
--------------------------------------------------------------------------------
                                                                  159,764,613
--------------------------------------------------------------------------------
 TRANSPORTATION (3.1%)
 ................................................................................
  118,500       CSX Corp.                                           5,406,563
 ................................................................................
  354,625       Conrail, Inc.                                      24,823,750
 ................................................................................
  288,150       Norfolk Southern Corp.                             22,871,906
 ................................................................................
  787,300       Ryder System, Inc.                                 19,485,675
 ................................................................................
  469,500       Union Pacific Corp.                                30,987,000
--------------------------------------------------------------------------------
                                                                  103,574,894
--------------------------------------------------------------------------------
 UTILITIES (11.8%)
 ................................................................................
  514,150       American Telephone & Telegraph Co.                 33,291,213
 ................................................................................
   50,800       Ameritech Corp. New                                 2,997,200
 ................................................................................
  651,100       Bell Atlantic Corp.                                43,542,313
 ................................................................................
  403,200       BellSouth Corp.                                    17,539,200
 ................................................................................
  855,901       Cinergy Corp.                                      26,211,968
 ................................................................................
  370,100       Consolidated Edison Co. of
                New York, Inc.                                     11,843,200
 ................................................................................
  505,000       Entergy Corp.                                      14,771,250
 ................................................................................
  220,400       Houston Industries, Inc.                            5,344,700
 ................................................................................
  500,000       Long Island Lighting Co.                            8,187,500
 ................................................................................
  829,203       NYNEX Corp.                                        44,776,962
 ................................................................................
  991,150       Northeast Utilities Co.                            24,159,281
 ................................................................................
  442,800       Pacific Telesis Group                              14,889,150
 ................................................................................

                                                        PCM GROWTH & INCOME FUND

 COMMON STOCKS
--------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ................................................................................
 UTILITIES (Continued)
 ................................................................................
    566,000     Peco Energy Co.                                   $ 17,050,750
 ................................................................................
    475,000     Potomac Electric Power Co.                          12,468,750

 ................................................................................
    119,000     Public Service Co. of Colorado                       4,209,625
 ................................................................................
  1,050,200     Public Service Enterprise
                Group, Inc.                                         32,162,375
 ................................................................................
    271,850     SBC Communications, Inc.                            15,631,375
 ................................................................................
    943,800     Sprint Corp.                                        37,634,025
 ................................................................................
    210,200     Texas Utilities Co.                                  8,644,472
 ................................................................................
    300,000     US West, Inc.                                       10,725,000
 ................................................................................
    140,993     Union Electric Co.                                   5,886,457
--------------------------------------------------------------------------------
                                                                   391,966,766
--------------------------------------------------------------------------------
                Total Common Stocks
                (cost $2,525,984,854)                           $3,041,696,699

--------------------------------------------------------------------------------
 CONVERTIBLE BONDS AND NOTES (0.8%)*
--------------------------------------------------------------------------------
 Principal Amount                                                   Value
 ................................................................................
 $3,750,000     Banco Nacional De
                7s, 1999 (Mexico)                                 $  3,000,000
 ................................................................................
  1,500,000     GenCorp, Inc. cv. sub. deb. 8s, 2002                 1,509,375
 ................................................................................
  7,000,000     MBL International Finance
                Global Bank Guaranty
                cv. trust 3s, 2002 (Bermuda)                         8,085,000
 ................................................................................
 34,975,000     Roche Holdings,144A Inc. cv.
                unsub. Liquid Yield Option Note
                (LYON) zero %, 2010 (Switzerland)                   15,476,438
--------------------------------------------------------------------------------
                Total Convertible Bonds and Notes
                (cost $25,989,734)                                 $28,070,813

--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (0.7%)*
--------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ................................................................................
    165,000     Atlantic Ritchfield Co.
                $2.228 cv. pfd.                                   $  3,877,500
 ................................................................................
     50,300     Citicorp Ser. 13, $5.375 cv. pfd.                    9,230,050
 ................................................................................
     35,300     Ford Motor Co. Ser. A, $4.20, dep.
                shs. cv. pfd.                                        3,344,675
 ................................................................................
     90,000     Freeport-McMoRan Copper &
                Gold Co., Inc. stepped-coupon
                $1.25 ($1.75, 8/1/96) dep. shs.
                cv. pfd.++                                           2,452,500
 ................................................................................
    101,950     Unisys Corp. Ser. A, $3.75 cv. pfd.                  2,739,906
--------------------------------------------------------------------------------
                Total Convertible
                Preferred Stocks
                (cost $18,866,960)                                $ 21,644,631

--------------------------------------------------------------------------------
 UNITS (0.2%)* (cost $4,921,500)
--------------------------------------------------------------------------------
 Number of Units                                                    Value
 ................................................................................
  3,750,000     Siemens Capital Corp. Co.
                Guaranty Units 8s, 2002                           $ 5,212,500
--------------------------------------------------------------------------------

WARRANTS (--%)* +(cost $--)
--------------------------------------------------------------------------------
 Number of                                          Expiration
 Warrants                                                 Date      Value
 ................................................................................
        214     Windmere Corp.                       1/19/98      $        134
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.9%)*
--------------------------------------------------------------------------------
 Principal Amount                                                   Value
 ................................................................................
$20,000,000     Ciesco L.P., effective yield of
                5.65%, February 22, 1996                        $   19,830,500
 ................................................................................
 15,000,000     Federal Home Loan Bank,
                effective yield of 5.5%,
                February 7, 1996                                    14,910,625
 ................................................................................
 10,000,000     Federal Home Loan Mortgage
                Corp., effective yield of 5.49%,
                February 8, 1996                                     9,939,000
 ................................................................................
 25,000,000     Federal National Mortgage Assn.
                effective yield of 5.38%, April 4,
                1996                                                24,646,556
 ................................................................................
 20,000,000     Federal National Mortgage Assn.,
                effective yield of 5.22%,
                August 23, 1996                                     19,314,006
 ................................................................................
 20,000,000     Federal National Mortgage Assn.,
                effective yield of 5.51%,
                March 1, 1996                                       19,815,211
 ................................................................................
 20,000,000     Federal National Mortgage Assn.,
                effective yield of 5.53%,
                February 14, 1996                                   19,858,678
 ................................................................................
 20,000,000     Ford Motor Credit Co., effective
                yield of 5.68%, February 9, 1996                    19,870,622
 ................................................................................
 22,000,000     GTE North Corp., effective yield
                of 5.67%, February 16, 1996                         21,836,279
 ................................................................................
  5,000,000     General Electric Capital Corp.,
                effective yield of 5.45%,
                April 22, 1996                                       4,914,828
 ................................................................................
 15,000,000     Natural Rural Utilities Cooperative
                Finance Corp., effective yield of
                5.65%, February 5, 1996                             14,912,896
 ................................................................................
  5,025,000     Sheffield Receivables Corp.,
                effective yield of 5.66%,
                February 13, 1996                                    4,989,448
 ................................................................................
 10,000,000     USAA Capital Corp., effective
                yield of 5.68%, January 19, 1996                     9,968,444
 ................................................................................
 23,210,000     Interest in $744,817,000 joint
                repurchase agreement dated
                December 29, 1995 with Morgan
                Stanley Co., Inc. due January 2,
                1996 with respect to various
                U.S. Treasury obligations-maturity
                value of $23,225,138 for an
                effective yield of 5.87%                            23,221,354
--------------------------------------------------------------------------------
                Total Short-Term Investments
                (cost $228,015,799)                             $  228,028,447
--------------------------------------------------------------------------------
                Total Investments
                (cost $2,803,778,847)***                        $3,324,653,224
--------------------------------------------------------------------------------

See page 97 for Notes to the Portfolios.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               PCM GLOBAL ASSET ALLOCATION FUND
Portfolio of investments owned
December 31, 1995

COMMON STOCKS (58.3%)*
-------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ...............................................................................
 AEROSPACE AND DEFENSE (0.8%)
 ...............................................................................
   24,600       Boeing Co.                                       $ 1,928,025
 ...............................................................................
   28,800       Lockheed Martin Corp.                              2,275,200
-------------------------------------------------------------------------------
                                                                   4,203,225
-------------------------------------------------------------------------------
 AUTOMOTIVE (1.5%)
 ...............................................................................
    9,800       Autoliv AB (Sweden)                                  572,461
 ...............................................................................
   35,000       Bridgestone Corp. (Japan)                            555,394
 ...............................................................................
   16,778       Chrysler Corp.                                       929,082
 ...............................................................................
    5,650       Custom Chrome, Inc.+                                 130,656
 ...............................................................................
   38,000       Echlin, Inc.                                       1,387,000
 ...............................................................................
    6,500       Edelbrock Corp.+                                     102,375
 ...............................................................................
   30,350       General Motors Corp.                               1,604,756
 ...............................................................................
   14,540       Magna International, Inc.
                Class A                                              628,855
 ...............................................................................
   11,910       Michelin Corp. Class B (Registered)
                (France)                                             474,166
 ...............................................................................
   37,000       Mitsubishi Motors Corp. (Japan)                      301,084
 ...............................................................................
    1,700       Peugeot Citroen S.A. (France)                        223,871
 ...............................................................................
   31,750       Varity Corp.+                                      1,178,719
-------------------------------------------------------------------------------
                                                                   8,088,419
-------------------------------------------------------------------------------
 BASIC INDUSTRIAL PRODUCTS (0.9%)
 ...............................................................................
    7,563       Brady (W.H.) Co., Class A                            204,201
 ...............................................................................
    2,600       Computational Systems, Inc.+                          40,300
 ...............................................................................
   21,500       Danieli & Co. (Italy)                                135,476
 ...............................................................................
    4,700       JLG Industries, Inc.                                 139,825
 ...............................................................................
   27,200       Minnesota Mining & Manufacturing Co.               1,802,000
 ...............................................................................
   72,000       Mitsui Fudosan Co. Ltd. (Japan)                      631,176
 ...............................................................................
    1,000       Rieter Holding AG (Registered)
                (Switzerland)                                        288,687
 ...............................................................................
      830       Sommer Allibert (France)                             219,450
 ...............................................................................
   21,750       Sundstrand Corp.                                   1,530,656
-------------------------------------------------------------------------------
                                                                   4,991,771
-------------------------------------------------------------------------------
 BIOTECHNOLOGY (0.3%)
 ...............................................................................
   22,800       Amgen, Inc.+                                       1,353,750
-------------------------------------------------------------------------------
 BROADCASTING (0.6%)
 ...............................................................................
    9,500       Capital Cities/ABC, Inc.                           1,172,063
 ...............................................................................
    7,200       Clear Channel Communications, Inc.+                  317,700
 ...............................................................................
    8,200       Evergreen Media Corp. Class A+                       262,400
 ...............................................................................
    6,510       Heartland Wireless Communications, Inc.+             193,673
 ...............................................................................
    2,850       Renaissance Communications Corp.+                     63,056
 ...............................................................................
    6,875       SAGA Communications Inc, Class A+                    111,719
 ...............................................................................
    6,500       SFX Broadcasting, Inc. Class A+                      196,625
 ...............................................................................
    3,300       Sinclair Broadcast Group, Inc.
                Class A+                                              56,925
 ...............................................................................


COMMON STOCKS
-------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ...............................................................................
   31,675       Tele-Comm Liberty Media Group, Inc.
                Class A+                                          $  851,266
-------------------------------------------------------------------------------
                                                                   3,225,427
-------------------------------------------------------------------------------
 BUILDING AND CONSTRUCTION (0.9%)
 ...............................................................................
  114,800       CRH PLC (Ireland)                                    858,279
 ...............................................................................
   19,300       Fluor Corp.                                        1,273,800
 ...............................................................................
   10,000       Lafarge Coppee (Bearer) (France)                     643,156
 ...............................................................................
   12,900       Masco Corp.                                          404,738
 ...............................................................................
   27,000       Nishimatsu Construction Co. (Japan)                  316,110
 ...............................................................................
   30,000       Shimizu Corp. (Japan)                                304,790
 ...............................................................................
   18,000       Tostem Corp. (Japan)                                 597,388
 ...............................................................................
    4,300       VA Technolgies AG (Austria)                          544,681
-------------------------------------------------------------------------------
                                                                   4,942,942
-------------------------------------------------------------------------------
 BUSINESS EQUIPMENT AND SERVICES (3.7%)
 ...............................................................................
   10,500       Accustaff, Inc.+                                     462,000
 ...............................................................................
   12,800       Alco Standard Corp.                                  584,000
 ...............................................................................
    5,600       Alternative Resources Corp.+                         169,400
 ...............................................................................
    9,375       American Business Information, Inc.+                 181,641
 ...............................................................................
    8,800       CORT Business Services Corp.+                        144,100
 ...............................................................................
    4,925       Cambridge Technology Partners, Inc.+                 283,188
 ...............................................................................
   13,400       Ceridian Corp.+                                      552,750
 ...............................................................................
   16,300       Cisco Systems, Inc.+                               1,216,388
 ...............................................................................
    2,500       Corestaff, Inc.+                                      91,250
 ...............................................................................
   37,000       Dai Nippon Printing Co., Ltd. (Japan)                626,512
 ...............................................................................
   24,250       Dun & Bradstreet Corp.                             1,570,188
 ...............................................................................
   22,300       First Data Corp.                                   1,491,313
 ...............................................................................
    6,100       Fiserv Inc.+                                         183,000
 ...............................................................................
   30,100       General Motors Corp. Class E                       1,565,200
 ...............................................................................
   14,200       HBO & Co.                                          1,088,075
 ...............................................................................
   22,700       Hewlett-Packard Co.                                1,901,125
 ...............................................................................
   29,800       IBM Corp.                                          2,734,150
 ...............................................................................
   13,000       Komori Printing Machinery Co., Ltd. (Japan)          327,044
 ...............................................................................
    3,600       META Group, Inc.+                                    110,250
 ...............................................................................
    2,600       Mecklermedia Corp.+                                   41,600
 ...............................................................................
    2,100       Mecon, Inc.+                                          33,338
 ...............................................................................
    2,650       National Data Corp.                                   65,588
 ...............................................................................
    7,550       Robert Half International, Inc.+                     316,156
 ...............................................................................
    7,100       SOS Staffing Services, Inc.+                          66,563
 ...............................................................................
   15,300       Securicor Group PLC Class A
                (United Kingdom)                                     209,878
 ...............................................................................
   19,300       Security Services PLC
                (United Kingdom)                                     265,645
 ...............................................................................
      320       Societe Generale de Surveillance Holdings
                S.A. (Bearer) (Switzerland)                          635,284
 ...............................................................................
   20,450       Xerox Corp.                                        2,801,650
 ...............................................................................

                                      60

                                                PCM Global Asset Allocation Fund

COMMON STOCKS
-----------------------------------------------------------------------------------
Number of Shares                                                            Value
 ...................................................................................
Business Equipment and Services (continued)
 ...................................................................................
10,000                        Zebra Technologies Corp.+                  $340,000
-----------------------------------------------------------------------------------
                                                                       20,057,276
-----------------------------------------------------------------------------------
Chemicals (1.7%)
 ...................................................................................
 5,000                        Akzo-Nobel N.V. (Netherlands)               577,474
 ...................................................................................
26,469                        du Pont (E.I.) de Nemours & Co., Ltd.     1,849,521
 ...................................................................................
 3,700                        Dutch States Mines N.V. (Netherlands)       303,920
 ...................................................................................
 9,200                        Eastman Chemical Co.                        576,150
 ...................................................................................
 9,500                        Grace (W.R.) & Co.                          561,688
 ...................................................................................
 8,500                        Great Lakes Chemical Corp.                  612,000
 ...................................................................................
34,600                        Praxair, Inc.                             1,163,425
 ...................................................................................
50,000                        Sekisui Chemical Co. Ltd. (Japan)           735,365
 ...................................................................................
   785                        Solvay S.A. (Belgium)                       422,915
 ...................................................................................
30,600                        Union Carbide Corp.                       1,147,500
 ...................................................................................
35,850                        Witco Chemical Corp.                      1,048,613
-----------------------------------------------------------------------------------
                                                                        8,998,571
-----------------------------------------------------------------------------------
Computer Services and Software (2.2%)
 ...................................................................................
27,200                        3Com Corp.+                               1,268,200
 ...................................................................................
 3,600                        Analysts International Corp.                108,000
 ...................................................................................
 5,100                        Bisys Group, Inc. (The)+                    156,825
 ...................................................................................
 3,700                        Boca Research, Inc.+                         98,050
 ...................................................................................
 3,000                        Business Objects S.A., ADR (France)+        145,125
 ...................................................................................
 1,300                        CMG Information Services, Inc.+             120,738
 ...................................................................................
14,400                        Cabletron Systems, Inc.+                  1,166,400
 ...................................................................................
 3,400                        Citrix Systems, Inc.+                       110,500
 ...................................................................................
11,350                        Computer Horizons Corp.+                    431,300
 ...................................................................................
 1,200                        Enterprise Systems, Inc.+                    36,600
 ...................................................................................
65,000                        Fujitsu Ltd. (Japan)                        723,271
 ...................................................................................
15,668                        Getronics Electric N.V. (Netherlands)       731,238
 ...................................................................................
 2,400                        HPR, Inc.+                                   72,300
 ...................................................................................
   800                        IDX Systems Corp.+                           27,800
 ...................................................................................
 5,000                        Imnet Systems, Inc.+                        120,000
 ...................................................................................
 3,400                        Inso Corporation+                           144,500
 ...................................................................................
 5,025                        Keane, Inc.+                                111,178
 ...................................................................................
 6,975                        McAfee Associates, Inc.+                    306,028
 ...................................................................................
 6,275                        Mercury Interactive Corp.+                  114,519
 ...................................................................................
 4,800                        Microcom, Inc.+                             124,800
 ...................................................................................
23,500                        Microsoft Corp.+                          2,062,125
 ...................................................................................
 8,100                        Network Express, Inc.+                       41,513
 ...................................................................................
 6,800                        Pairgain Technologies, Inc.+                372,300
 ...................................................................................
19,900                        Parametric Technology Corp.+              1,323,350
 ...................................................................................
 3,933                        Project Software & Development, Inc.+       137,163
 ...................................................................................
 4,800                        Renaissance Solutions, Inc.+                 68,400
 ...................................................................................
 1,550                        Secure Computing Corp.+                      86,800
 ...................................................................................

COMMON STOCKS
-----------------------------------------------------------------------------------
Number of Shares                                                            Value
 ...................................................................................
 6,800                        Security Dynamics Technologies, Inc.+      $370,600
 ...................................................................................
 1,300                        Shiva Corp.                                  94,575
 ...................................................................................
 7,375                        Sierra On-Line, Inc.+                       212,031
 ...................................................................................
 3,823                        Softkey International, Inc.+                 88,407
 ...................................................................................
14,400                        Sybase, Inc.+                               518,400
 ...................................................................................
 4,200                        Tivoli Systems, Inc.+                       141,750
 ...................................................................................
 4,200                        Vantive Corp.+                               94,500
-----------------------------------------------------------------------------------
                                                                       11,729,286
-----------------------------------------------------------------------------------
Conglomerates (2.7%)
 ...................................................................................
19,700                        Allied-Signal, Inc.                         935,750
 ...................................................................................
58,080                        Corning, Inc.                             1,858,560
 ...................................................................................
   739                        Financiere et Industrelle Gaz et Eaux
                              (France)                                    256,100
 ...................................................................................
56,750                        General Motors Corp. Class H              2,787,844
 ...................................................................................
50,539                        HSBC Holdings PLC (Hong Kong)               764,752
 ...................................................................................
75,000                        Hutchison Whampoa, Ltd. (Hong Kong)+        456,868
 ...................................................................................
13,100                        ITT Industries, Inc.+                       314,400
 ...................................................................................
68,000                        Jardine Matheson Holdings Ltd.
                              (Singapore)                                 465,800
 ...................................................................................
21,900                        Johnson Controls Inc.                     1,505,625
 ...................................................................................
 1,700                        Preussag AG (Germany)                       474,160
 ...................................................................................
35,100                        TRW, Inc.                                 2,720,250
 ...................................................................................
24,350                        Tenneco Inc.                              1,208,369
 ...................................................................................
 8,550                        United Technologies Corp.                   811,181
-----------------------------------------------------------------------------------
                                                                       14,559,659
Consumer Durable Goods (0.3%)
 ...................................................................................
32,500                        Black & Decker Manufacturing Co.          1,145,625
 ...................................................................................
10,100                        Blyth Industries, Inc.+                     297,950
 ...................................................................................
 5,400                        Cannondale Corp.+                            85,725
 ...................................................................................
 4,593                        Harman International Industries, Inc.       184,294
-----------------------------------------------------------------------------------
                                                                        1,713,594
Consumer Non Durables (4.5%)
 ...................................................................................
48,800                        American Brands, Inc.                     2,177,700
 ...................................................................................
11,450                        Authentic Fitness Corp.+                    237,588
 ...................................................................................
27,500                        Avon Products, Inc.                       2,072,813
 ...................................................................................
80,248                        B A T Industries PLC (United Kingdom)       705,881
 ...................................................................................
16,100                        Colgate-Palmolive Co.                     1,131,025
 ...................................................................................
 7,775                        Fastenal Co.                                328,494
 ...................................................................................
48,000                        KAO Corp. (Japan)                           594,485
 ...................................................................................
58,302                        Kimberly-Clark Corp.                      4,824,491
 ...................................................................................
20,300                        Nike, Inc.                                1,413,388
 ...................................................................................
57,250                        Philip Morris Cos., Inc.                  5,181,125
 ...................................................................................
22,300                        Procter & Gamble Co.                      1,850,900
 ...................................................................................
 8,800                        St. John Knits, Inc.                        467,500
 ...................................................................................
29,200                        Svenska Cellulosa AB Ser. B (Sweden)        452,802
 ...................................................................................

                                                PCM Global Asset Allocation Fund


COMMON STOCKS
-----------------------------------------------------------------------------------
Number of Shares                                                            Value
 ...................................................................................
Consumer Non Durables (continued)
 ...................................................................................
16,000                       Tabacalera S.A. Ser. A (Spain)              $605,163
 ...................................................................................
39,765                       Tate & Lyle PLC (United Kingdom)             290,921
 ...................................................................................
 8,740                       Tommy Hilfiger Corp.+                        370,358
 ...................................................................................
78,000                       Toray Industries Inc. (Japan)                513,208
 ...................................................................................
 5,210                       Unilever N.V. (Netherlands)                  731,086
-----------------------------------------------------------------------------------
                                                                       23,948,928
-----------------------------------------------------------------------------------
Consumer Services (1.0%)
 ...................................................................................
 4,340                       America Online, Inc.+                        162,750
 ...................................................................................
 7,600                       Apple South, Inc.                            163,400
 ...................................................................................
27,750                       CUC International, Inc.+                     946,969
 ...................................................................................
10,300                       Century Communications Corp.
                             Class A+                                      82,400
 ...................................................................................
11,500                       EZ Communications, Inc.
                             Class A+                                     207,000
 ...................................................................................
38,000                       Genting Berhad Co. (Malaysia)                317,353
 ...................................................................................
 4,125                       LIN Television Corp.+                        122,719
 ...................................................................................
 8,900                       Landry's Seafood Restaurants, Inc.+          151,856
 ...................................................................................
 8,800                       Loewen Group, Inc.                           222,750
 ...................................................................................
24,600                       Marriott International, Inc.                 940,950
 ...................................................................................
34,800                       Mirage Resorts, Inc.+                      1,200,600
 ...................................................................................
 5,900                       Moovies, Inc.+                                79,650
 ...................................................................................
 7,575                       On Assignment, Inc.+                         248,081
 ...................................................................................
 2,700                       Payment Services, Inc.+                       81,675
 ...................................................................................
 5,700                       Quantum Restaurant Group, Inc.+               64,125
 ...................................................................................
 8,300                       Stewart Enterprises, Inc. Class A            307,100
 ...................................................................................
 7,225                       Young Broadcasting Corp.
                             Class A+                                     204,106
-----------------------------------------------------------------------------------
                                                                        5,503,484
-----------------------------------------------------------------------------------
Electronics and Electrical Equipment (3.7%)
 ...................................................................................
 14,600                     Actel Corp.+                                 156,950
 ...................................................................................
 28,500                     Applied Materials, Inc.+                   1,122,188
 ...................................................................................
    500                     BBC Brown Boveri & Cie AG
                            (Bearer) (Switzerland)                       580,841
 ...................................................................................
  9,532                     Baldor Electric Co.                          191,832
 ...................................................................................
  8,400                     C.P. Clare Corp.+                            172,200
 ...................................................................................
 29,000                     Clipsal Industries Ltd. (Singapore)           65,540
 ...................................................................................
  7,773                     Credence Systems Corp.+                      177,807
 ...................................................................................
  1,500                     Cyberoptics Corp.+                            59,625
 ...................................................................................
 28,850                     Eaton Corp.                                1,547,081
 ...................................................................................
  3,750                     Eltron International, Inc.+                  133,125
 ...................................................................................
 18,800                     Emerson Electric Co.                       1,536,900
 ...................................................................................
  5,800                     Flextronics International Ltd.+              174,000
 ...................................................................................
 10,000                     Futaba Corp. (Japan)                         457,668
 ...................................................................................
110,000                     General Electric Co. PLC
                            (United Kingdom)                             605,275
 ...................................................................................


COMMON STOCKS
-----------------------------------------------------------------------------------
Number of Shares                                                            Value
 ...................................................................................
11,550                       Hirose Electric Co. Ltd. (Japan)           $663,832
 ...................................................................................
61,400                       Honeywell, Inc.                           2,985,575
 ...................................................................................
 5,025                       ITI Technologies, Inc.+                     149,494
 ...................................................................................
19,200                       Intel Corp.                               1,089,600
 ...................................................................................
 2,900                       Jabil Circuit, Inc.+                         32,625
 ...................................................................................
 6,000                       Kyocera Corp. (Japan)                       445,283
 ...................................................................................
20,300                       LSI Logic Corp.+                            664,825
 ...................................................................................
46,666                       Leader Universal (Singapore)                106,623
 ...................................................................................
22,000                       Linear Technology Corp.                     863,500
 ...................................................................................
 5,400                       Mabuchi Motor (Japan)                       335,443
 ...................................................................................
26,000                       Molins PLC (United Kingdom)                 311,116
 ...................................................................................
20,000                       Murata Manufacturing Co. Ltd. (Japan)       735,365
 ...................................................................................
23,000                       Nippondenso Co., Ltd. (Japan)               429,511
 ...................................................................................
34,000                       Omron Tateisi Electronics Co. (Japan)       782,971
 ...................................................................................
 6,370                       Peak Technologies Group, Inc.+              199,063
 ...................................................................................
11,000                       Rohm Co. Ltd. (Japan)                       620,513
 ...................................................................................
13,300                       SGS-Thomson Microelectronics ADR            535,325
                             (France)+
 ...................................................................................
 5,700                       Sanmina Corp.+                              295,688
 ...................................................................................
41,000                       Sharp Corp. (Japan)                         654,572
 ...................................................................................
44,444                       Siebe PLC (United Kingdom)                  546,972
 ...................................................................................
13,200                       Sierra Semiconductor Corp.+                 183,150
 ...................................................................................
 4,900                       Smartflex Systems, Inc.+                     86,975
 ...................................................................................
10,600                       Telcom Semiconductor, Inc.+                  76,850
-----------------------------------------------------------------------------------
                                                                      19,775,903
-----------------------------------------------------------------------------------
Energy-Related (0.1%)
 ...................................................................................
18,800                       IHC Caland N.V. (Netherlands)               631,736
-----------------------------------------------------------------------------------
Entertainment (0.6%)
 ...................................................................................
13,100                       ITT Corp. (New)+                            694,300
 ...................................................................................
 4,050                       Regal Cinemas, Inc.+                        120,488
 ...................................................................................
 6,200                       Scientific Games Holdings Corp.+            234,050
 ...................................................................................
10,500                       Sodak Gaming, Inc.+                         216,563
 ...................................................................................
 5,600                       Speedway Motorsports, Inc.+                 168,000
 ...................................................................................
 9,500                       Studio Plus Hotels, Inc.+                   244,625
 ...................................................................................
28,800                       Viacom, Inc. Class B+                     1,364,400
 ...................................................................................
                                                                       3,042,426
-----------------------------------------------------------------------------------
Food and Beverages (1.9%)
 ...................................................................................
17,300                       Anheuser-Busch Cos., Inc.                 1,156,938
 ...................................................................................
87,073                       Argyll Group PLC (United Kingdom)           458,875
 ...................................................................................
13,000                       Danisco A/S (Denmark)                       625,842
 ...................................................................................
 1,900                       Docks de France (France)                    288,166
 ...................................................................................
15,950                       General Mills, Inc.                         921,113
 ...................................................................................
75,887                       Greencore Group PLC (Ireland)               651,002
 ...................................................................................
60,000                       Guinness PLC (United Kingdom)               440,820
 ...................................................................................
24,750                       Heinz (H.J.) Co.                            819,844
 ...................................................................................
 7,900                       IBP, Inc.                                   398,950
 ...................................................................................

                                                PCM Global Asset Allocation Fund


COMMON STOCKS
----------------------------------------------------------------------------------
Number of Shares                                                           Value
 ..................................................................................
Food and Beverages (continued)
 ..................................................................................
 ..................................................................................
31,100                       Nabisco Holdings Corp. Class A           $1,014,638
 ..................................................................................
   530                       Nestle S.A. (Registered) (Switzerland)      586,285
 ..................................................................................
33,000                       PepsiCo, Inc.                             1,843,875
 ..................................................................................
13,000                       Pioneer Hi-Bred International, Inc.         723,125
----------------------------------------------------------------------------------
                                                                       9,929,473
----------------------------------------------------------------------------------
Health Care (0.9%)
 ..................................................................................
   600                       ABR Information Services, Inc.+              26,400
 ..................................................................................
 2,600                       Access Health, Inc.+                        115,050
 ..................................................................................
 2,770                       Advantage Health Corp.+                     120,841
 ..................................................................................
 7,925                       American HomePatient, Inc.+                 233,788
 ..................................................................................
18,250                       Benson Eyecare Corp.+                       164,250
 ..................................................................................
21,400                       Columbia/HCA Healthcare Corp.             1,086,050
 ..................................................................................
 5,450                       Community Health Systems Inc.+              194,156
 ..................................................................................
 5,850                       Compdent Corp.+                             242,775
 ..................................................................................
 4,650                       Daig Corp.+                                 106,950
 ..................................................................................
 7,100                       Genesis Health Ventures, Inc.+              259,150
 ..................................................................................
 8,597                       Health Management Assoc., Inc.
                             (New)+                                      224,597
 ..................................................................................
 2,100                       HealthPlan Services Corp.+                   52,500
 ..................................................................................
 8,600                       Healthcare Services Group, Inc.+             80,625
 ..................................................................................
 4,900                       I-Stat Corp.+                               159,250
 ..................................................................................
 4,350                       Lincare Holdings, Inc.+                     108,750
 ..................................................................................
 6,700                       Living Centers of America, Inc.+            234,500
 ..................................................................................
 4,650                       Lunar Corp.+                                127,875
 ..................................................................................
 3,400                       Medisense Inc.+                             107,525
 ..................................................................................
 7,500                       Minntech Corp.                              147,656
 ..................................................................................
 7,100                       Owen Healthcare, Inc.+                      196,138
 ..................................................................................
 1,000                       Pediatrix Medical Group, Inc.+               27,500
 ..................................................................................
15,000                       Santen Pharmaceutical (Japan)               339,623
 ..................................................................................
 4,275                       Sierra Health Services+                     135,731
 ..................................................................................
 2,600                       Target Therapeutics, Inc.+                  111,150
 ..................................................................................
 3,100                       United Dental Care, Inc.+                   127,875
 ..................................................................................
 5,850                       Wellcare Management Group, Inc.+            125,775
----------------------------------------------------------------------------------
                                                                       4,856,480
----------------------------------------------------------------------------------
Hospital Management and Medical Services (--%)
 ..................................................................................
 5,100                       ARV Assisted Living, Inc.+                   59,925
 ..................................................................................
 2,400                       Emeritus Corp.+                              27,900
 ..................................................................................
   500                       National Surgery Centers, Inc.+              11,500
 ..................................................................................
 4,000                       Sterling House Corp.+                        38,500
----------------------------------------------------------------------------------
                                                                         137,825
----------------------------------------------------------------------------------
Insurance and Finance (8.5%)
 ..................................................................................
 8,160                      ABN AMRO Holding N.V.
                            (Netherlands)+                               371,186
 ..................................................................................
16,970                      Aegon N.V. (Netherlands)+                    749,764
 ..................................................................................

COMMON STOCKS
----------------------------------------------------------------------------------
Number of Shares                                                           Value
 ..................................................................................
  8,900                       Aetna Life & Casualty  Co.                 $616,325
 ..................................................................................
122,527                       Allied Irish Banks PLC (Ireland)            661,591
 ..................................................................................
 15,150                       American International Group, Inc.        1,401,375
 ..................................................................................
 14,000                       Argentaria Corp. (Spain)                    575,563
 ..................................................................................
    300                       Baer Holdings AG (Germany)                  334,200
 ..................................................................................
 17,020                       Banco Frances del Rio de la Plata S.A.
                              (Argentina)                                 150,612
 ..................................................................................
  5,610                       Banco Totta & Accores S.A. (Portugal)        92,651
 ..................................................................................
 19,000                       Banco de Bilbao Vizcaya (Spain)             682,700
 ..................................................................................
 23,600                       Bank of Boston Corp.                      1,091,500
 ..................................................................................
 67,000                       Bank of Ireland  (Ireland)+                 482,717
 ..................................................................................
 49,200                       BankAmerica Corp.                         3,185,700
 ..................................................................................
 21,903                       Bankers Trust New York Corp.              1,456,550
 ..................................................................................
  2,100                       Barnett Banks, Inc.                         123,900
 ..................................................................................
 21,850                       Beneficial Corp.                          1,018,756
 ..................................................................................
 17,650                       CIGNA Corp.                               1,822,363
 ..................................................................................
  4,875                       CRA Managed Care, Inc.+                     106,641
 ..................................................................................
  1,650                       Cetelem Group (France)                      309,112
 ..................................................................................
 19,800                       Chemical Banking Corp.                    1,163,250
 ..................................................................................
 27,700                       Citicorp                                  1,862,825
 ..................................................................................
  7,800                       Concord EFS, Inc.+                          329,550
 ..................................................................................
  7,720                       Credit Locale de France S.A. (France)       616,908
 ..................................................................................
 56,000                       Daiwa Securities Co. Ltd. (Japan)           856,120
 ..................................................................................
 47,000                       Development Bank of Singapore Ltd.
                              (Registered) (Singapore)                    585,090
 ..................................................................................
 19,000                       Federal National Mortgage Association     2,358,375
 ..................................................................................
  3,400                       First Commonwealth, Inc.+                    88,400
 ..................................................................................
 70,217                       Fleet Financial Group, Inc.               2,861,343
 ..................................................................................
 17,100                       Franklin Resources, Inc.                    861,413
 ..................................................................................
 60,800                       Guoco Group Ltd. (Hong Kong)                293,306
 ..................................................................................
  3,800                       HCC Insurance Holdings, Inc.+               140,600
 ..................................................................................
  4,000                       Healthwise of America, Inc.+                156,000
 ..................................................................................
 13,100                       ITT Hartford Group, Inc. (S)(S)(S)          633,713
 ..................................................................................
 26,000                       MBNA Corp.                                  958,750
 ..................................................................................
 16,700                       MGIC Investment Corp.                       905,975
 ..................................................................................
 20,000                       Merrill Lynch & Co., Inc.                 1,020,000
 ..................................................................................
 24,000                       Mitsubishi Bank Ltd. (Japan)                564,296
 ..................................................................................
 28,340                       Morgan (J.P.) & Co., Inc.                 2,274,285
 ..................................................................................
    155                       Munich Re (Germany)+                        336,371
 ..................................................................................
 33,850                       NationsBank Corp.                         2,356,806
 ..................................................................................
 54,650                       PNC Bank Corp.                            1,762,463
 ..................................................................................
  7,100                       Reinsurance Group America, Inc.             260,038
 ..................................................................................
 69,300                       Reliance Group  Holdings, Inc.              597,713
 ..................................................................................
103,000                       Royal Insurance Holdings PLC
                              (United Kingdom)                            609,863
 ..................................................................................
  4,985                       Societe Generale (France)                   614,805
 ..................................................................................

                                                PCM Global Asset Allocation Fund


COMMON STOCKS
----------------------------------------------------------------------------------
Number of Shares                                                            Value
 ..................................................................................
Insurance and Finance (continued)
 ..................................................................................
   514                        Swiss Reinsurance Co. (Registered)
                              (Switzerland)                              $597,996
 ..................................................................................
50,000                        Tokio Marine & Fire Insurance Co. Ltd.
                              (The) (Japan)                               653,121
 ..................................................................................
28,466                        Travelers Group Inc.                      1,789,800
 ..................................................................................
 5,200                        Trenwick Group Inc.                         292,500
 ..................................................................................
30,300                        USF&G Corp.                                 511,313
 ..................................................................................
   540                        Union Bank of Switzerland (Bearer)
                              (Switzerland)                               585,176
 ..................................................................................
69,300                        United Overseas Bank Ltd. (Registered)
                              (Singapore)                                 666,629
----------------------------------------------------------------------------------
                                                                       45,397,999
----------------------------------------------------------------------------------
Leisure (--%)
 ..................................................................................
 9,200                        Galoob (Lewis) Toys, Inc.+                  108,100
----------------------------------------------------------------------------------
Medical Supplies and Devices (1.1%)
 ..................................................................................
10,325                        AVECOR Cardiovascular, Inc.+                183,269
 ..................................................................................
73,850                        Baxter International, Inc.                3,092,469
 ..................................................................................
 4,100                        Bio-Vascular, Inc.+                          48,175
 ..................................................................................
 2,000                        Endosonics Corp.+                            30,250
 ..................................................................................
20,200                        Guidant Corp.                               853,450
 ..................................................................................
 5,000                        ICU Medical, Inc.+                           85,000
 ..................................................................................
 7,400                        IDEXX Laboratories, Inc.+                   347,800
 ..................................................................................
 8,400                        Igen, Inc.+                                  49,350
 ..................................................................................
 5,500                        Instent, Inc.+                               82,500
 ..................................................................................
 9,000                        Medtronic, Inc.                             502,875
 ..................................................................................
 9,100                        Meridian Diagnostics, Inc.                  102,375
 ..................................................................................
 3,700                        Research Industries Corp.+                   99,900
 ..................................................................................
11,000                        Sola International, Inc.+                   277,750
 ..................................................................................
 1,700                        Uromed Corp.+                                21,888
 ..................................................................................
 3,025                        Vencor, Inc.+                                98,313
----------------------------------------------------------------------------------
                                                                        5,875,364
----------------------------------------------------------------------------------
Metals and Mining (0.4%)
 ..................................................................................
64,350                        Freeport-McMoRan Copper & Gold Co.,
                              Inc. Class A                              1,801,800
 ..................................................................................
   530                        N.V. Bekaert S.A. (Belgium)                 435,486
 ..................................................................................
35,000                        Nisshin Steel Co., Ltd. (Japan)             141,219
----------------------------------------------------------------------------------
                                                                        2,378,505
----------------------------------------------------------------------------------
Oil and Gas (4.3%)
 ..................................................................................
25,600                        Amoco Corp.                               1,840,000
 ..................................................................................
 8,800                        Atlantic Richfield Co.                      974,600
 ..................................................................................
27,500                        British Petroleum PLC ADR
                              (United Kingdom)                          2,808,438
 ..................................................................................
40,124                        Burmah Oil PLC (United Kingdom)             580,870
 ..................................................................................
51,950                        Enron Corp.                               1,980,594
 ..................................................................................
21,200                        Exxon Corp.                               1,698,650
 ..................................................................................
19,100                        Halliburton Co.                             966,938
 ..................................................................................

COMMON STOCKS
----------------------------------------------------------------------------------
Number of Shares                                                            Value
 ..................................................................................
 26,600                       Mobil Corp.                              $2,979,200
 ..................................................................................
 87,406                       Occidental Petroleum Corp.                1,868,303
 ..................................................................................
 21,050                       Panhandle Eastern Corp.                     586,769
 ..................................................................................
 26,700                       Phillips Petroleum Co.                      911,138
 ..................................................................................
 16,300                       Repsol S.A. (Spain)                         532,745
 ..................................................................................
 10,000                       Repsol S.A. ADS (Spain)                     328,750
 ..................................................................................
 28,000                       Shell Transportation & Trading
                              (United Kingdom)                            369,768
 ..................................................................................
  8,005                       Societe Nationale Elf Aquitaine (Bearer)
                              (France)                                    588,769
 ..................................................................................
 32,200                       Sonat, Inc.                               1,147,125
 ..................................................................................
 77,332                       Total Corp. ADR (France)                  2,629,288
----------------------------------------------------------------------------------
                                                                       22,791,945
----------------------------------------------------------------------------------
Paper and Forest Products (0.8%)
 ..................................................................................
 16,600                       Cartiere Burgo S.P.A. (Italy)+               82,895
 ..................................................................................
 34,000                       Mayr-Melnhof Karton AG 144A ADS
                              (Austria)+                                  425,000
 ..................................................................................
 33,150                       Rayonier, Inc.                            1,106,381
 ..................................................................................
 33,735                       Repola (Finland)                            634,509
 ..................................................................................
 42,750                       Weyerhaeuser Co.                          1,848,938
----------------------------------------------------------------------------------
                                                                        4,097,723
----------------------------------------------------------------------------------
Pharmaceuticals (3.9%)
 ..................................................................................
 12,900                       American Home Products Corp.              1,251,300
 ..................................................................................
 18,900                       Astra AB (Sweden)+                          754,042
 ..................................................................................
 18,350                       Bristol-Myers Squibb Co.                  1,575,806
 ..................................................................................
    900                       Ciba-Geigy AG (Registered)
                              (Switzerland)                               791,938
 ..................................................................................
 13,275                       Dura Pharmaceuticals, Inc.+                 461,306
 ..................................................................................
  1,400                       Gilead Sciences, Inc.+                       44,800
 ..................................................................................
  7,600                       Immulogic Pharmaceutical Corp.+             146,300
 ..................................................................................
 23,900                       Johnson & Johnson                         2,046,438
 ..................................................................................
 28,800                       Lilly (Eli) & Co.                         1,620,000
 ..................................................................................
 23,400                       Merck & Co., Inc.                         1,538,550
 ..................................................................................
  5,900                       Parexel International  Corp.+               196,175
 ..................................................................................
 21,200                       Pfizer, Inc.                              1,335,600
 ..................................................................................
114,262                       Pharmacia & Upjohn, Inc.+                 4,427,653
 ..................................................................................
  9,000                       Pharmacia & Upjohn, Inc. Depository
                              Shares (Sweden)+                            355,003
 ..................................................................................
 32,200                       Smithkline Beecham PLC ADR
                              (United Kingdom)                          1,787,100
 ..................................................................................
 20,400                       Warner-Lambert Co.                        1,981,350
 ..................................................................................
 27,000                       Yamanouchi Pharmaceutical Co. Ltd.
                              (Japan)                                     579,971
----------------------------------------------------------------------------------
                                                                       20,893,332
----------------------------------------------------------------------------------
Photography (1.1%)
 ..................................................................................
 51,250                       Eastman Kodak Co.                         3,433,750
 ..................................................................................
 53,000                       Polaroid Corp.                            2,510,875
----------------------------------------------------------------------------------
                                                                        5,944,625
----------------------------------------------------------------------------------

                                                PCM Global Asset Allocation Fund


COMMON STOCKS
----------------------------------------------------------------------------------
Number of Shares                                                            Value
 ..................................................................................
Publishing (0.5%)
 ..................................................................................
 20,900                       Harcourt General, Inc.                     $875,188
 ..................................................................................
 13,400                       McGraw-Hill, Inc.                         1,167,475
 ..................................................................................
 22,400                       Pearson PLC (United Kingdom)                216,653
 ..................................................................................
 20,400                       Singapore Press Holdings (Registered)
                              (Singapore)                                 360,730
----------------------------------------------------------------------------------
                                                                        2,620,046
----------------------------------------------------------------------------------
Real Estate (0.2%)
 ..................................................................................
321,000                       Amoy Properties Ltd.
                              (Hong Kong)+                                391,671
 ..................................................................................
 87,000                       Cheung Kong Holdings Ltd.
                              (Hong Kong)                                 529,966
 ..................................................................................
100,000                       Hong Kong Land Holdings Ltd.
                              (Hong Kong)                                 185,000
----------------------------------------------------------------------------------
                                                                        1,034,637
----------------------------------------------------------------------------------
REIT's (0.2%)
 ..................................................................................
 39,200                       Meditrust Corp.                           1,367,100
----------------------------------------------------------------------------------
Retail (2.5%)
 ..................................................................................
 10,200                       Dayton Hudson Corporation                   765,000
 ..................................................................................
  7,000                       Department 56, Inc.+                        268,625
 ..................................................................................
 44,300                       Federated Department Stores+              1,218,250
 ..................................................................................
 13,000                       Ito-Yokado Co., Ltd. (Japan)                800,000
 ..................................................................................
101,100                       K mart Corp.                                732,975
 ..................................................................................
 17,100                       Kenneth Cole Productions, Inc.
                              Class A+                                    320,625
 ..................................................................................
 36,000                       Marui Co. Ltd. (Japan)                      748,912
 ..................................................................................
 36,000                       Melville Corporation                      1,107,000
 ..................................................................................
  8,695                       Nautica Enterprises, Inc.+                  380,406
 ..................................................................................
 19,700                       Penney (J.C.) Co., Inc.                     938,213
 ..................................................................................
 14,600                       Rexall Sundown, Inc.+                       321,200
 ..................................................................................
 31,600                       Rite Aid Corp.                            1,082,300
 ..................................................................................
 19,900                       Safeway, Inc.+                            1,024,850
 ..................................................................................
321,800                       Sears PLC (United Kingdom)                  518,742
 ..................................................................................
 61,550                       Sears, Roebuck & Co.                      2,400,450
 ..................................................................................
  6,610                       Sunglass Hut Intl.+                         156,988
 ..................................................................................
  3,900                       West Marine, Inc.+                          121,875
 ..................................................................................
 16,102                       Wolverine World Wide,  Inc.                 507,213
----------------------------------------------------------------------------------
                                                                       13,413,624
----------------------------------------------------------------------------------
Telecommunications (0.9%)
 ..................................................................................
      9                       Cable & Wireless PLC (United Kingdom)            64
 ..................................................................................
 13,100                       Cai Wireless Systems, Inc.+                 126,088
 ..................................................................................
  6,700                       Centennial Cellular Corp. Class A+          114,738
 ..................................................................................
  1,500                       Coherent Communications Systems
                              Corp.+                                       28,875
 ..................................................................................
  8,200                       Colonial Data Technologies Corp.+           168,100
 ..................................................................................
  4,400                       Commnet Cellular, Inc.+                     127,050
 ..................................................................................

COMMON STOCKS
----------------------------------------------------------------------------------
Number of Shares                                                            Value
 ..................................................................................
 74,400                       MCI Communications Corp.                 $1,943,700
 ..................................................................................
  3,850                       MIDCOM Communications, Inc.+                 70,263
 ..................................................................................
  6,800                       P-Com, Inc.+                                136,000
 ..................................................................................
  8,800                       Royal PTT (United Kingdom)                  319,253
 ..................................................................................
 20,000                       Tele Danmark A/S ADS (Denmark)              552,500
 ..................................................................................
  8,700                       Transaction Network Services Inc.+          217,500
 ..................................................................................
  5,400                       U.S. Robotics Corp.+                        473,850
 ..................................................................................
121,721                       Vodafone Group PLC (United Kingdom)         434,879
 ..................................................................................
  1,900                       Wireless One, Inc.+                          31,350
----------------------------------------------------------------------------------
                                                                        4,744,210
----------------------------------------------------------------------------------
Transportation (1.4%)
 ..................................................................................
 18,000                       Burlington Northern Santa Fe Corp.        1,404,000
 ..................................................................................
 77,800                       Canadian National Railway Co.
                              (Canada)+                                 1,167,000
 ..................................................................................
  8,325                       Expeditors International of
                              Washington, Inc.                            217,491
 ..................................................................................
  5,950                       Fritz Companies, Inc.+                      246,925
 ..................................................................................
 15,010                       K.L.M.-Royal Dutch Airlines (Netherlands)   526,798
 ..................................................................................
 63,050                       Ryder System, Inc.                        1,560,488
 ..................................................................................
 45,000                       Singapore Airlines Ltd. (Registered)
                              (Singapore)                                 420,144
 ..................................................................................
 34,000                       Swire Pacific Ltd. Class A (Hong Kong)      263,839
 ..................................................................................
 23,600                       Union Pacific Corp.                       1,557,600
 ..................................................................................
 27,000                       Yamato Transport Co. Ltd. (Japan)           321,335
----------------------------------------------------------------------------------
                                                                        7,685,620
----------------------------------------------------------------------------------
Utilities (4.2%)
 ..................................................................................
 19,900                       American Telephone & Telegraph Co.        1,288,525
 ..................................................................................
 34,000                       Anglian Water PLC (United Kingdom)+         318,835
 ..................................................................................
 53,700                       Bell Atlantic Corp.                       3,591,188
 ..................................................................................
 39,100                       Cinergy Corp.                             1,197,438
 ..................................................................................
 20,944                       East Midlands Electricity
                              (United Kingdom)+                           216,530
 ..................................................................................
 41,100                       GTE Corp.                                 1,808,400
 ..................................................................................
 84,000                       Hong Kong Electric Holdings Ltd.
                              (Hong Kong)                                 275,401
 ..................................................................................
 87,700                       Iberdrola S.A. (Spain)                      800,419
 ..................................................................................
 22,000                       Kurita Water Industries Ltd. (Japan)        585,390
 ..................................................................................
 35,950                       NYNEX Corp.                               1,941,300
 ..................................................................................
     64                       Nippon Telegraph and Telephone Corp.
                              (Japan)                                     517,078
 ..................................................................................
 29,958                       North West Water Group PLC
                              (United Kingdom)                            286,039
 ..................................................................................
 62,700                       Northeast Utilities Co.                   1,528,313
 ..................................................................................
 19,800                       Pacific Telesis Group                       665,775
 ..................................................................................
 16,350                       Public Service Co. of Colorado              578,381
 ..................................................................................

                                                PCM Global Asset Allocation Fund


COMMON STOCKS
----------------------------------------------------------------------------------
Number of Shares                                                            Value
 ..................................................................................
Utilities (continued)
 ..................................................................................
    62,600                    SBC Communications, Inc.                 $3,599,500
 ..................................................................................
     2,300                    Scottish Power PLC
                              (United Kingdom)                             13,191
 ..................................................................................
    30,700                    South Wales Electricity PLC
                              (United Kingdom)                            445,871
 ..................................................................................
    29,950                    Sprint Corp.                              1,194,256
 ..................................................................................
    15,329                    Texas Utilities Co.                         630,405
 ..................................................................................
    21,350                    Veba (Vereinigte Elektrizitaets
                              Bergwerks) AG (Germany)+                    904,372
----------------------------------------------------------------------------------
                                                                       22,386,607
----------------------------------------------------------------------------------
                              Total Common Stocks
                              (cost $258,332,207)                    $312,429,612
----------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.6%)*
----------------------------------------------------------------------------------
Principal Amount                                                            Value
 ..................................................................................
                              Federal National Mortgage
                              Association
 ..................................................................................
$ 2,759,582                     9 1/2s, Dwarf, May 1, 2007           $  2,904,460
 ..................................................................................
  4,955,000                     TBA 6 1/2s, January 15, 2011            4,979,775
 ..................................................................................
    647,339                     Pass-Through Certificates 7 1/2s,
                                July 1, 2007                              661,904
 ..................................................................................
  3,643,681                     Pass-Through Certificates 7s,
                                August 1, 2025                          3,673,268
 ..................................................................................
  1,960,000                   Financing Corp. bonds 9.8s,
                              November 30, 2017                         2,747,058
 ..................................................................................
    885,000                   Financing Corp. bonds 9.65s,
                              November 2, 2018                          1,231,115
 ..................................................................................
                              Government National Mortgage
                              Association
 ..................................................................................
    210,733                     Pass-Through Certificates 11s,
                                December 15, 2015                         238,141
 ..................................................................................
 11,220,281                     Pass-Through Certificates 7s,
                                with various due dates from
                                July 15, 2023 to October 15,
                                2025                                   11,353,471
 ..................................................................................
  3,153,726                     Midgets 7s, with various due
                                dates from November 15, 2008
                                to August 15, 2009                      3,226,637
 ..................................................................................
  8,593,551                     Pass-Through Certificates 6 1/2s,
                                with various due dates from
                                July 15, 2023 to October 15,
                                2025                                    8,523,678
 ..................................................................................
  4,300,000                     TBA 6 1/2s, January 15, 2026            4,265,041
 .................................................................................
  3,100,000                   U.S. Treasury Bonds 11 5/8s,
                              November 15, 2004                         4,387,461
 ..................................................................................
  6,050,000                   U.S. Treasury Bonds  10 3/8s,
                              November 15, 2012#                        8,364,125
 ..................................................................................
  1,230,000                   U.S. Treasury Bonds 8 7/8s,
                              August 15, 2017                           1,647,425
 ..................................................................................
  4,565,000                   U.S. Treasury Bonds 8 1/8s,
                              August 15, 2019                           5,739,757
 ..................................................................................
  1,880,000                   U.S. Treasury Bonds 8s,
                              November 15, 2021                         2,352,350
 ..................................................................................

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
----------------------------------------------------------------------------------
Principal Amount                                                            Value
 ..................................................................................
$2,400,000                    U.S. Treasury Notes 6 7/8s,
                              March 31, 2000                           $2,535,384
 ..................................................................................

   345,000                    U.S. Treasury Notes 6 1/4s,
                              February 15, 2003                           359,932
 ..................................................................................
 9,000,000                    U.S. Treasury Notes 5 7/8s,
                              July 31, 1997                             9,090,000
----------------------------------------------------------------------------------
                              Total U.S. Government and Agency
                              Obligations
                              (cost $76,170,828)                       78,280,982
----------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (7.9%)*
----------------------------------------------------------------------------------
Principal Amount                                                           Value
 ..................................................................................
AUD       1,005,000  Australia (Government of) bonds
                     12s, 2001                                          $887,247
 ..................................................................................
CAD       565,000    Canada (Government of) deb. 9s, 2004                466,280
 ..................................................................................
CAD      1,055,000   Canada (Government of) deb.
                     8 3/4s, 2005                                        863,709
 ..................................................................................
CAD      1,860,000   Canada (Government of) bonds
                     7s, 1997                                          1,387,165
 ..................................................................................
DKK     24,325,000   Denmark (Government of) bonds
                     8s, 2003                                          4,652,726
 ..................................................................................
FRF      8,490,000   France Treasury bill 7 3/4s, 2000                 1,855,322
 ..................................................................................
DEM      3,895,000   Germany (Republic of) bonds
                     7 3/8s, 2005                                      2,959,788
 ..................................................................................
DEM      1,730,000   Germany (Republic of) bonds
                     6 7/8s, 2005                                      1,274,306
 ..................................................................................
DEM      4,435,000   Germany (Republic of) bonds
                     6 1/4s, 2024                                      2,875,023
 ..................................................................................
ITL  4,325,000,000   Italy (Government of) bonds 12s, 2003             2,907,317
 ..................................................................................
ITL  1,780,000,000   Italy (Government of) deb. 10 1/2s, 2000         1,130,811
 ..................................................................................
ITL  1,900,000,000   Italy (Government of) bonds 10 1/2s, 2005        1,191,242
 ..................................................................................
ITL  1,350,000,000   Italy (Government of) notes 8 1/2s, 1999           814,254
 ..................................................................................
NLG      2,835,000   Netherlands (Government of) bonds
                     9s, 2000                                         2,039,895
 ..................................................................................
USD        325,000   Quebec (Province of) deb. Ser. NN,
                     7 1/8s, 2024                                       326,830
 ..................................................................................
ESP    302,500,000   Spain (Government of) bonds
                     10.833s, 2000                                    2,730,758
 ..................................................................................
ESP    281,000,000   Spain (Government of) bonds
                     10.15s, 2006                                     2,353,912
 ..................................................................................
DEM      6,875,000   Treuhandanstalt (Germany Government
                     of) bonds 7 1/8s, 2003                           5,164,499
 ..................................................................................
GBP      1,290,000   United Kingdom Treasury bonds
                     7 1/2s, 2006                                     2,008,878
 ..................................................................................
GBP      2,980,000   United Kingdom Treasury notes
                     7s, 2001                                         4,623,342
----------------------------------------------------------------------------------
                     Total Foreign Government Bonds
                     and Notes
                     (cost $40,675,745)                             $42,513,304
----------------------------------------------------------------------------------

                                                PCM Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (6.4%)*
----------------------------------------------------------------------------------
Principal Amount                                                          Value
 ..................................................................................
Aerospace and Defense (0.1%)
 ..................................................................................
  $600,000             McDonnell Douglas Corp. notes
                       9 1/4s, 2002                                    $696,750
----------------------------------------------------------------------------------
Business Equipment and Services (0.2%)
 ..................................................................................
   950,000             Comdisco, Inc. notes 7 3/4s, 1999              1,004,055
----------------------------------------------------------------------------------
Consumer Services (0.6%)
 ..................................................................................
   900,000             Service Corp. International notes
                       6 3/8s, 2000                                     916,641
 ..................................................................................
 1,930,000             TCI Communications, Inc. sr. notes 8.65s,
                       2004                                           2,144,558
----------------------------------------------------------------------------------
                                                                      3,061,199
----------------------------------------------------------------------------------
Environmental Control (--%)
 ..................................................................................
   100,000             WMX Technologies, Inc. deb. 8 3/4s, 2018         118,295
----------------------------------------------------------------------------------
Health Care (0.3%)
 ..................................................................................
 1,350,000             Columbia/HCA Healthcare Corp. notes
                       6.41s, 2000                                    1,374,705
----------------------------------------------------------------------------------
Insurance and Finance (2.9%)
 ..................................................................................
   600,000             AMBAC Indemnity Corp. deb.
                       9 3/8s, 2011                                     757,200
 ..................................................................................
 1,100,000             Associates Corp. NA notes 6 3/8s, 2002         1,120,218
 ..................................................................................
 1,235,000             Bankamerica Corp. sub. notes 8 3/8s, 2002      1,376,976
 ..................................................................................
   600,000             BanPonce Financial Corp. med. term
                       notes 6.16s, 1998                                604,404
 ..................................................................................
   440,000             Banponce Corp. med. term notes 5.48s,
                       1998                                             435,587
 ..................................................................................
 2,000,000             Capital One Bank notes 8 1/8s, 2000            2,145,600
 ..................................................................................
 1,945,000             Citicorp sub. notes 7 5/8s, 2005               2,123,765
 ..................................................................................
 1,280,000             Commercial Credit Co. notes 7 7/8s, 2025       1,462,899
 ..................................................................................
 1,175,000             First USA Bank dep. notes 6 3/8s, 2000         1,179,406
 ..................................................................................
 2,000,000             General Motors Acceptance Corp. med.
                       term notes 6 3/4s, 2002                        2,063,780
 ..................................................................................
   800,000             Royal Bank of Scotland Capital Corp.
                       deb. 10 1/8s, 2004 (United Kingdom)              994,232
 ...................................................................................
 1,200,000             Smith Barney Holdings notes 7s, 2000           1,246,872
-----------------------------------------------------------------------------------
                                                                     15,510,939
-----------------------------------------------------------------------------------
Metals and Mining (0.3%)
 ...................................................................................
 1,400,000             Noranda Inc. notes 7s, 2005 (Canada)           1,449,672
-----------------------------------------------------------------------------------
Oil and Gas (0.4%)
 ...................................................................................
   400,000             ONEOK Inc. deb. 9.7s, 2019                       473,152
 ...................................................................................
   460,000             Occidental Petroleum Corp. bonds 9 1/4s,
                       2019                                             578,749
 ...................................................................................
 1,200,000             Petroliam Nasional Berhad 144A notes
                       6 7/8s, 2003 (Malaysia)                        1,244,724
-----------------------------------------------------------------------------------
                                                                      2,296,625
-----------------------------------------------------------------------------------
Publishing (0.2%)
 ...................................................................................
 1,040,000             News America Hldgs., Inc. sr. notes 8 5/8s,
                       2003 (Australia)                               1,168,419
 ...................................................................................
CORPORATE BONDS AND NOTES
-----------------------------------------------------------------------------------
Principal Amount                                                          Value
 ...................................................................................
Retail (0.2%)
  $650,000             Sears, Roebuck & Co. med. term notes
                       9.42s, 1996                                     $657,345
 ...................................................................................
   500,000             Wal-Mart Stores, Inc. notes 8s, 2006             570,120
-----------------------------------------------------------------------------------
                                                                      1,227,465
-----------------------------------------------------------------------------------
Telecommunications (0.2%)
 ...................................................................................
 1,300,000             BellSouth Telecommunication deb.
                       6 3/4s, 2033                                   1,274,000
-----------------------------------------------------------------------------------
Transportation (0.1%)
 ...................................................................................
   400,000             Penn Central Corp. sub. notes
                       10 5/8s, 2000                                    427,424
-----------------------------------------------------------------------------------
Utilities (0.9%)
 ...................................................................................
 1,425,000             Commonwealth Edison 1st. mtge.
                       6 5/8s, 2003                                   1,427,423
 ...................................................................................
   300,000             GTE Corp. deb. 8.85s, 1998                       319,845
 ...................................................................................
 1,500,000             Iberdrola S.A. notes 7 1/2s,2002 (Spain)       1,610,625
 ...................................................................................
   600,000             Public Service Co. of New Hampshire
                       1st mtge. deb. Ser. A, 8 7/8s, 1996              606,558
 ...................................................................................
   700,000             Puget Sound Power & Light Co. med.
                       term notes 7 7/8s, 1997                          725,697
-----------------------------------------------------------------------------------
                                                                      4,690,148
-----------------------------------------------------------------------------------
                       Total Corporate Bonds and Notes
                       (cost $32,923,302)                           $34,299,696
-----------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.3%)*
-----------------------------------------------------------------------------------
Principal Amount                                                          Value
 ....................................................................................
$1,200,000             Discover Card Master Trust Ser. 95-2,
                       Class A, 6.55s, 2003                          $1,238,616
 ....................................................................................
   345,322             Green Tree Financial Corp.
                       Ser. 93-4A1, 4.85s, 2019                         343,378
 ....................................................................................
 1,300,000             Green Tree Financial Corp.
                       Ser. 95-10A, 5 3/4s, 2027                      1,301,422
 ....................................................................................
   549,715             Green Tree Financial Corp. Ser. 95-2,
                       Class A1, 6.8s, 2026                             551,600
 ....................................................................................
 1,175,000             MBNA Master Card Trust Ser. 95-F,
                       Class A, 6.6s, 2003                            1,219,063
 ....................................................................................
   142,237             Merrill Lynch Mortgage Investors, Inc.
                       Ser. 89-C, Class A, 10.35s, 2009                 153,570
 ....................................................................................
 2,000,000             Standard Credit Card Master Trust
                       Ser. 94-4A, 8 1/4s, 2003                       2,223,120
------------------------------------------------------------------------------------
                       Total Asset-Backed Securities
                       (cost $6,953,698)                             $7,030,769
------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.1%)*
------------------------------------------------------------------------------------
Principal Amount                                                          Value
 ....................................................................................
$1,059,495             Chase Mortgage Finance Corp.
                       Ser. 94-1, Class B2, 6.6s, 2025               $1,002,216
 ....................................................................................
 1,855,000             Citicorp Mortgage Securities, Inc.
                       Ser. 94-9A3, 5 3/4s, 2009                      1,828,045
 ....................................................................................
    80,900             Federal National Mortgage Association
                       Ser. 93-152A, zero %, 2017                        79,788
 ....................................................................................
 1,922,262             Federal National Mortgage Association
                       Ser. 94-63A, 7s, 2023                          1,874,205
 ....................................................................................

                                                PCM Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS
------------------------------------------------------------------------------------
Principal Amount                                                           Value
 ....................................................................................
$1,100,000                    GE Capital Mortgage Services Inc.
                              Ser. 94-8A2, 6s, 2024                   $1,091,750
------------------------------------------------------------------------------------
                              Total Collateralized Mortgage
                              Obligations
                              (cost $5,564,328)                       $5,876,004
------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%)*
------------------------------------------------------------------------------------
Number of Shares                                                           Value
 ....................................................................................
    11,245                    Case Corp. Ser. A, $2.25 cv. pfd.       $1,273,496
 ....................................................................................
     3,050                    Citicorp Ser. 13, $5.375 cv. pfd.          559,675
------------------------------------------------------------------------------------
                              Total Convertible Preferred Stocks
                              (cost $1,229,439)                       $1,833,171
------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.3%)*
------------------------------------------------------------------------------------
Principal Amount                                                           Value
 ....................................................................................
  $650,000                    Magna International cv. sub. deb.
                              5s, 2002                                  $658,125
 ....................................................................................
1,400,000                     Motorola Inc. cv. sub. deb. LYON
                              zero %, 2013                             1,076,250
------------------------------------------------------------------------------------
                              Total Convertible Bonds and Notes
                              (cost $1,783,875)                       $1,734,375
------------------------------------------------------------------------------------
PREFERRED STOCKS (0.1%)* (cost $303,490)
------------------------------------------------------------------------------------
Number of Shares                                                           Value
 ....................................................................................
    3,240                     Essilor International FRF12.3 pfd.
                              (France)                                  $451,770
------------------------------------------------------------------------------------
PURCHASED CALL OPTIONS OUTSTANDING (-%)*
------------------------------------------------------------------------------------
Contract Amount                                   Expiration Date          Value
                                                    /Strike Price
 ....................................................................................
ITL 6,001,600,000  Italian (Government of)
                   deb. 10 1/2s, 2005             Jan. 96 ITL96.5       $109,254
 ....................................................................................
USD     9,200,000  US Dollars In Exchange
                   for Deutschemarks               Feb. 96  $1.49         22,080
------------------------------------------------------------------------------------
                   Total Purchased Options
                   (cost $97,386)                                       $131,334
------------------------------------------------------------------------------------
WARRANTS (--%)*+  (cost $--)
------------------------------------------------------------------------------------
Number of Warrants                                         Expiration      Value
                                                                 Date
 ....................................................................................
1,000             Rieter Holding (Switzerland)                3/13/96     $2,514
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.2%)*
------------------------------------------------------------------------------------
Principal Amount                                                           Value
 ....................................................................................
$20,000,000       USAA Capital Corp. effective yield of
                  5.69%, January 19, 1996                            $19,944,685
 ....................................................................................
 39,962,000       Interest in $744,817,000 joint
                  repurchase agreement dated
                  December 29, 1995 with Morgan
                  Stanley & Co. Inc. due January 2, 1996
                  with respect to various U.S. Treasury
                  obligations-maturity value of
                  $39,988,064 for an effective yield of
                  5.87%                                               39,981,548
------------------------------------------------------------------------------------
                  Total Short-Term Investments
                  (cost $59,926,233)                                 $59,926,233
------------------------------------------------------------------------------------
                  Total Investments
                  (cost $483,960,531)***                            $544,509,764
------------------------------------------------------------------------------------

                                                PCM Global Asset Allocation Fund

Futures Contracts Outstanding at December 31, 1995
-------------------------------------------------------------------
                   Total       Aggregate   Expiration    Unrealized
                   Value      Face Value         Date  Appreciation/
                                                      (Depreciation)
 .....................................................................
Germany
 (Government of)
 10-year bonds
 (Long)          $19,174,271  $18,700,724    March 96      $ 473,547
 .....................................................................
United Kingdom
 (Government of)
  bonds (Long)    18,555,244   18,037,164    March 96        518,080
 .....................................................................
UST Bonds (Short) 24,901,094   24,157,969    March 96       (743,125)
---------------------------------------------------------------------
                                                           $ 248,502
---------------------------------------------------------------------
Forward Cross Currency Contracts at December 31, 1995
(aggregate face  value $4,749,118)
------------------------------------------------------------------------------
Currency         Market       Currency       Market    Delivery     Unrealized
Purchased         Value           Sold        Value        Date   Appreciation
 ..............................................................................
British
 Pounds      $1,187,314  Deutschemarks   $1,175,334     3/13/96        $11,980
 ..............................................................................
Danish
 Krona        1,394,672  Deutschemarks    1,393,733     3/13/96            939
 ..............................................................................
Italian
 Lira         2,207,700  Deutschemarks    2,183,375     3/13/96         24,325
------------------------------------------------------------------------------
                                                                       $37,244
------------------------------------------------------------------------------

Forward Currency Contracts To Buy at December 31, 1995
(aggregate face value $24,008,695)
------------------------------------------------------------------------------
                           Market        Aggregate     Delivery     Unrealized
                            Value        Face Value        Date  Appreciation/
                                                                (Depreciation)
 ..............................................................................
Australian Dollars      $1,502,112       $1,497,618     3/13/96  $   4,494
 ..............................................................................
Canadian Dollars         1,040,192        1,040,034     3/13/96        158
 ..............................................................................
Deutschemarks            6,596,481        6,607,698     3/13/96    (11,217)
 ..............................................................................
French Francs            3,980,134        3,927,088     3/13/96     53,046
 ..............................................................................
Japanese Yen             7,893,023        8,105,013     3/13/96   (211,990)
 ..............................................................................
Spanish Peseta           1,420,795        1,401,869     3/13/96     18,926
 ..............................................................................
Swedish Krona            1,407,593        1,429,375     3/13/96    (21,782)
------------------------------------------------------------------------------

                                                                 $(168,365)
------------------------------------------------------------------------------

Forward Currency Contracts To Sell at December 31, 1995
(aggregate face value $57,327,551)
------------------------------------------------------------------------------
                               Market      Aggregate   Delivery     Unrealized
                                Value     Face Value       Date   Appreciation/
                                                                 (Depreciation)
 ...............................................................................
British Pounds                $2,259,010   $2,243,035    3/13/96   $(15,975)
 ...............................................................................
British Pounds                 3,567,800    3,562,482    5/31/96     (5,318)
 ...............................................................................
Canadian Dollars                 908,336      908,019    3/13/96       (317)
 ...............................................................................
Danish Krona                   3,293,321    3,290,838    3/13/96     (2,483)
 ...............................................................................
Deutschemarks                 15,597,701   15,618,990    3/13/96     21,289
 ...............................................................................
French Francs                  2,158,891    2,154,066    5/31/96     (4,825)
 ...............................................................................
Italian Lira                   2,543,081    2,516,991    3/13/96    (26,090)
 ...............................................................................
Japanese Yen                   1,904,852    1,950,401    3/13/96     45,549
 ...............................................................................
Japanese Yen                   3,798,369    3,835,209    2/26/96     36,840
 ...............................................................................
Japanese Yen                   9,436,996   10,260,295    1/24/96    823,299
 ...............................................................................
Netherland Guilders            2,011,997    2,012,500    3/13/95        503
 ...............................................................................
Netherland Guilders            2,108,237    2,114,671    5/31/96      6,434
 ...............................................................................
Spanish Peseta                 4,462,440    4,429,300    3/13/96    (33,140)
 ...............................................................................
Swiss Francs                   2,454,006    2,430,754    3/13/96    (23,252)
-------------------------------------------------------------------------------
                                                                   $822,514
-------------------------------------------------------------------------------

TBA Sale Commitments Outstanding at December 31, 1995
(Proceeds Receivable $2,433,715)
-------------------------------------------------------------------------------

                                Principal     Delivery       Coupon      Market
Agency                             Amount        Month         Rate       Value
 ...............................................................................
GNMA                           $2,425,000       Jan.96         7s     2,453,785
-------------------------------------------------------------------------------

Diversification by Country
-------------------------------------------------------------------------------
Distribution of investments by country of issue at  December 31, 1995:
-------------------------------------------------------------------------------
Argentina                                                                    --%
 ...............................................................................
Australia                                                                   0.4
 ...............................................................................
Austria                                                                     0.2
 ...............................................................................
Belgium                                                                     0.2
 ...............................................................................
Canada                                                                      0.7
 ...............................................................................
Denmark                                                                     1.1
 ...............................................................................
Finland                                                                     0.1
 ...............................................................................
France                                                                      1.8
 ...............................................................................
Germany                                                                     2.6
 ...............................................................................
Hong Kong                                                                   0.6
 ...............................................................................
Ireland                                                                     0.5
 ...............................................................................
Italy                                                                       1.2
 ...............................................................................
Japan                                                                       3.2
 ...............................................................................
Malaysia                                                                    0.3
 ...............................................................................
Netherlands                                                                 1.2
 ...............................................................................
Portugal                                                                     --
 ...............................................................................
Singapore                                                                   0.5
 ...............................................................................
Spain                                                                       1.9
 ...............................................................................
Sweden                                                                      0.4
 ...............................................................................
Switzerland                                                                 0.7
 ...............................................................................
United Kingdom                                                              3.7
 ...............................................................................
United States                                                              78.7
-------------------------------------------------------------------------------
TOTAL                                                                     100.0%
-------------------------------------------------------------------------------
See page 97 for Notes to the Portfolios.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                             PCM High Yield Fund

Portfolio of investments owned
December 31, 1995

CORPORATE BONDS AND NOTES (79.1%)*
---------------------------------------------------------------------------------
Principal Amount                                                         Value
 .................................................................................
Advertising (1.9%)
 .................................................................................
$3,100,000              Lamar Advertising Co. sr. secd. notes
                        11s, 2003                                   $3,224,000
 .................................................................................
 2,450,000              Outdoor Systems, Inc. sr. notes
                        10 3/4s, 2003                                2,327,500
 .................................................................................
 3,180,000              Universal Outdoor, Inc. sr. notes
                        stepped-coupon zero % (14s, 7/1/99),
                        2004++                                       2,050,369
 .................................................................................
 1,820,000              Universal Outdoor, Inc. sub. deb.
                        11s, 2003                                    1,774,500
---------------------------------------------------------------------------------
                                                                     9,376,369
---------------------------------------------------------------------------------
Aerospace and Defense (2.3%)
 .................................................................................
   660,000              BE Aerospace sr. notes, 9 3/4s, 2003           664,950
 .................................................................................
   680,000              Coltec Holdings deb. 11 1/4s, 2015             720,800
 .................................................................................
 3,728,000              K&F Industries Inc. sub. deb.
                        13 3/4s, 2001                                3,867,800
 .................................................................................
 3,575,000              Sequa Corp. sr. notes 9 5/8s, 1999           3,539,250
 .................................................................................
 1,750,000              Sequa Corp. sr. sub. notes 9 3/8s, 2003      1,627,500
 .................................................................................
 1,250,000              UNC, Inc. sr. notes  9 1/8s, 2003            1,207,813
---------------------------------------------------------------------------------
                                                                    11,628,113
---------------------------------------------------------------------------------
Agriculture (1.6%)
 .................................................................................
 2,159,000              PMI Holdings Corp. Ser. B, sub. disc.
                        deb. stepped-coupon zero %
                        (11 1/2s, 9/1/00), 2005++                    1,101,090
 .................................................................................
 1,000,000              PSF Finance (L.P.) sr. exch. notes
                        12 1/4s, 2004                                1,000,000
 .................................................................................
 5,775,140              PSF Finance (L.P.) sr. notes 12s, 2000       5,775,140
---------------------------------------------------------------------------------
                                                                     7,876,230
---------------------------------------------------------------------------------
Automotive Parts (1.5%)
 .................................................................................
   575,000              Aftermarket Technology Corp. sr. sub.
                        notes 12s, 2004                                606,625
 .................................................................................
 2,800,000              Aftermarket Technology Corp. Ser. D
                        sr. sub. notes 12s, 2004                     2,954,000
 .................................................................................
   700,000              Exide Corp. sr. notes 10s, 2005                759,500
 .................................................................................
 3,150,000              Key Plastics Corp. sr. notes 14s, 1999       3,244,500
---------------------------------------------------------------------------------
                                                                     7,564,625
---------------------------------------------------------------------------------
Banks (0.2%)
 .................................................................................
 1,257,000              Chevy Chase Savings Bank Inc. sub.
                        deb. 9 1/4s, 2005                            1,282,140
---------------------------------------------------------------------------------
Broadcasting (4.9%)
 .................................................................................
 1,975,000              Argyle Television Corp. sr. sub. notes       1,965,125
                        9 3/4s, 2005
 .................................................................................
 4,000,000              Commodore Media, Inc. sr. sub. notes
                        stepped-coupon 7 1/2s (13 1/4s, 5/1/98),
                        2003++                                       3,760,000
 .................................................................................
 1,575,000              Outlet Broadcasting, Inc. sr. sub. notes
                        10 7/8s, 2003                                1,734,469
 .................................................................................
 5,540,000              Panamsat (L.P.) sr. sub. notes stepped-
                        coupon zero % (11 3/8s, 8/1/98),
                        2003++                                       4,542,800
 .................................................................................
CORPORATE BONDS AND NOTES
---------------------------------------------------------------------------------
Principal Amount                                                         Value
 .................................................................................
$5,325,000              Paxson Communications Corp. 144A            $5,444,813
                        sr. sub. notes 11 5/8s, 2002
 .................................................................................
 2,399,000              Petracom Hldgs. stepped-coupon
                        zero %, (17 1/2s, 8/1/98) 2003++             1,631,320
 .................................................................................
 3,120,000              SFX Broadcasting, Inc. sr. sub. notes
                        11 3/8s, 2000                                3,299,400
 .................................................................................
 2,047,000              Telemedia Broadcasting Corp. 144A
                        deb. stepped-coupon 6.4s
                        (16s, 6/15/99), 2004++                       1,842,300
---------------------------------------------------------------------------------
                                                                    24,220,227
---------------------------------------------------------------------------------
Building and Construction (1.3%)
 .................................................................................
 3,550,000              Presley Cos. sr. notes  12 1/2s, 2001        2,822,250
 .................................................................................
 3,650,000              Scotsman Group, Inc. sr. secd. notes
                        9 1/2s, 2000                                 3,686,500
---------------------------------------------------------------------------------
                                                                     6,508,750
---------------------------------------------------------------------------------
Building Products (3.1%)
 .................................................................................
 4,625,000              American Standard Inc. sr. sub. notes
                        stepped-coupon zero %
                        (10 1/2s, 6/1/98), 2005++                    3,965,938
 .................................................................................
 3,615,000              American Standard, Inc.  deb. 9 1/4s, 2016   3,759,600
 .................................................................................
 4,945,000              Inter-City Products sr. notes 9 3/4s, 2000   3,461,500
 .................................................................................
 1,825,000              Overhead Door Corp. sr. notes
                        12 1/4s, 2000                                1,742,875
 .................................................................................
 2,500,000              Walter Industries Inc. sr. notes Ser. B,
                        12.19s, 2000                                 2,537,500
---------------------------------------------------------------------------------
                                                                    15,467,413
---------------------------------------------------------------------------------
Cable Television (9.5%)
 .................................................................................
 1,000,000              Adelphia Communications Corp. notes
                        Ser. B , 9 7/8s, 2005                          900,000
 .................................................................................
 2,750,000              Adelphia Communications Corp. sr.
                        deb. 11 7/8s, 2004                           2,598,750
 .................................................................................
 1,475,000              Adelphia Communications Corp. sr.
                        notes 12 1/2s, 2002                          1,445,500
 .................................................................................
 3,115,000              CF Cable TV, Inc. sr. notes 11 5/8s, 2005
                        (Canada)                                     3,418,713
 .................................................................................
 5,000,000              Cablevision Systems Corp. sr. sub. deb.
                        9 7/8s, 2023                                 5,200,000
 .................................................................................
   900,000              Cablevision Systems Corp. sr. sub.
                        notes 9 7/8s, 2013                             956,250
 .................................................................................
 3,760,000              Century Communications Corp. sr.
                        notes 9 1/2s, 2005                           3,882,200
 ..................................................................................
   700,000              Century Communications Corp. sr. sub.
                        deb. 11 7/8s, 2003                             754,250
 ..................................................................................
 1,950,000              Continental Cablevision, Inc. 144A
                        sr. notes 8.3s, 2006                         1,954,875
 ..................................................................................
 2,000,000              Continental Cablevision, Inc. sr.
                        deb. 9 1/2s, 2013                            2,150,000
 ..................................................................................
 1,150,000              Continental Cablevision, Inc. sr.
                        deb. 9s, 2008                                1,207,500
 ..................................................................................
 3,625,000              Diamond Cable Communication Co. sr.
                        disc. notes stepped-coupon zero %
                        (11 3/4s, 12/15/00), 2005++                  2,129,688
 ..................................................................................

                                                             PCM High Yield Fund

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Cable Television (continued)
 ................................................................................
$5,693,094             Falcon Holdings Group, Inc. sr. sub.
                       notes 11s, 2003++++                            $5,408,439
 ................................................................................
 2,500,000             Jones Intercable, Inc. sr. sub. deb.
                       10 1/2s, 2008                                   2,737,500
 ................................................................................
 4,085,000             Lenfest Communications sr. notes
                       8 3/8s, 2005                                    4,095,213
 ................................................................................
 4,000,000             Rogers Cablesystem Ltd. deb.
                       10 1/8s, 2012 (Canada)                          4,210,000
 ................................................................................
   500,000             Rogers Communications, Inc. sr. deb.
                       10 7/8, 2004 (Canada)                             522,500
 ................................................................................
 6,260,000             Telewest Communications PLC deb.
                       stepped-coupon zero %, (11s, 10/1/00),
                       2007 (United Kingdom)++                         3,756,000
--------------------------------------------------------------------------------
                                                                      47,327,378
--------------------------------------------------------------------------------
Cellular Communications (4.1%)
 ................................................................................
 3,950,000             Cellular, Inc. sr. sub. disc. notes
                       stepped-coupon zero %
                       (11 3/4s, 9/1/98), 2003++                       3,140,250
 ................................................................................
 1,415,000             Cencall Communications Corp. sr. disc.
                       notes stepped-coupon zero %
                       (10 1/8s, 1/15/99), 2004++                        799,475
 ................................................................................
   500,000             Centennial Cellular Corp. sr. notes
                       10 1/8s, 2005                                     526,250
 ................................................................................
 1,500,000             Centennial Cellular Corp. sr. notes
                       8 7/8s, 2001                                    1,477,500
 ................................................................................
 1,000,000             Commnet Cellular Inc. bonds
                       11 1/4s, 2005                                   1,055,000
 ................................................................................
 2,000,000             Dial Call Communication, Inc. Ser. B, sr.
                       disc. notes stepped-coupon zero %
                       (10 1/4s, 12/15/98), 2005++                     1,060,000
 ................................................................................
 4,955,000             Horizon Cellular Telephone Co. Ser. B,
                       sr. sub. disc. notes stepped-coupon
                       zero % (11 3/8s, 10/1/97), 2000++               4,310,850
 ................................................................................
 6,775,000             NEXTEL Communications, Inc. sr. disc.
                       notes stepped-coupon zero %
                       (11 1/2s, 9/1/98), 2003++                       4,268,250
 ................................................................................
 4,475,000             Pricellular Wireless Ser. B, sr. disc.
                       notes stepped-coupon zero %
                       (14s, 11/15/97), 2001++                         3,938,000
--------------------------------------------------------------------------------
                                                                      20,575,575
--------------------------------------------------------------------------------
Chemicals (1.3%)
 ................................................................................
 2,300,000             Acetex Corp. 144A sr. notes
                       9 3/4s, 2003                                    2,392,000
 ................................................................................
 3,500,000             Carlisle Plastic sr. notes 10 1/4s, 1997        3,508,750
 ................................................................................
 1,000,000             G-I Holdings, Inc. Ser. B, sr. disc. notes
                       zero %, 1998                                      775,000
--------------------------------------------------------------------------------
                                                                       6,675,750
--------------------------------------------------------------------------------
Computer Equipment (0.7%)
 ................................................................................
 3,500,000             Computervision Corp. sr. sub. notes
                       11 3/8s, 1999                                   3,640,000
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                          Value
 ................................................................................
Conglomerates (0.6%)
 ................................................................................
$1,425,000             Axia, Inc. Ser. B, sr. sub. notes 11s,
                       2001                                           $1,396,500
 ................................................................................
 1,100,000             Haynes International, Inc. sr. sub. notes
                       13 1/2s, 1999                                     687,500
 ................................................................................
   800,000             MacAndrews & Forbes Group, Inc. deb.
                       12 1/4s, 1996                                     804,000
--------------------------------------------------------------------------------
                                                                       2,888,000
--------------------------------------------------------------------------------
Consumer Services (0.3%)
 ................................................................................
 1,476,000             Coinmach Corp. 144A sr. notes
                       11 3/4s, 2005                                   1,505,520
--------------------------------------------------------------------------------
Containers (0.5%)
 ................................................................................
 2,500,000             Ivex Packaging Corp. sr. sub. notes
                       12 1/2s, 2002                                   2,650,000
--------------------------------------------------------------------------------
Electric Utilities (4.2%)
 ................................................................................
 3,625,000             Cleveland Electric Illuminating Co.
                       Ser. E, 1st mtge. 9s, 2023                      3,506,934
 ................................................................................
 1,650,000             Cleveland Electric Illuminating Co., 1st
                       mtge. Ser. B, 9 1/2s, 2005                      1,707,750
 ................................................................................
 4,935,000             First PV Funding deb. 10.15s, 2016              5,046,038
 ................................................................................
 8,600,000             Midland Funding Corp. II Ser. A deb.
                       11 3/4s, 2005                                   9,030,575
 ................................................................................
 1,480,000             Midland Funding Corp. II Ser. B, deb.
                       13 1/4s, 2006                                   1,620,600
--------------------------------------------------------------------------------
                                                                      20,911,897
--------------------------------------------------------------------------------
Electronics (2.1%)
 ................................................................................
 4,000,000             Amphenol Corp. sr. notes 10.45s, 2001           4,400,000
 ................................................................................
 2,750,000             Amphenol Corp. sr. sub. notes
                       12 3/4s, 2002                                   3,135,000
 ................................................................................
 5,710,000             International Semi-Tech. Corp. sr. secd.
                       disc. notes stepped-coupon zero %
                       (11 1/2s, 8/15/00), 2003 (Canada)++             3,061,988
--------------------------------------------------------------------------------
                                                                      10,596,988
--------------------------------------------------------------------------------
Entertainment (1.7%)
 ................................................................................
 4,500,000             Alliance Entertainment Corp. Ser. B, sr.
                       sub. notes 11 1/4s, 2005                        4,522,500
 ................................................................................
   750,000             Time Warner, Inc. notes 7.975s, 2004              794,415
 ................................................................................
 1,500,000             Time Warner, Inc. notes 8.11s, 2006             1,597,110
 ................................................................................
 1,500,000             Time Warner, Inc. notes 8.18s, 2007             1,611,195
--------------------------------------------------------------------------------
                                                                       8,525,220
--------------------------------------------------------------------------------
Financial Services (1.9%)
 ................................................................................
 3,700,000             AIM Management Group sr. secd. notes
                       9s, 2003                                        3,866,500
 ................................................................................
 1,725,000             First Federal Financial Corp. notes
                       11 3/4s, 2004                                   1,681,875
 ................................................................................
 3,900,000             Keystone Group, Inc. sr. secd. notes
                       9 3/4s, 2003                                    3,763,500
--------------------------------------------------------------------------------
                                                                       9,311,875
--------------------------------------------------------------------------------

                                                             PCM High Yield Fund

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Food (1.5%)
 ................................................................................
$  671,000             Del Monte Corp. 144A sub. deb. notes
                       12 1/4s, 2002++++                                $644,160
 ................................................................................
 5,260,000             Fresh Del Monte Produce Corp. NV
                       Ser. B, sr. notes, 10s, 2003
                       (Netherlands)                                   4,760,000
 ................................................................................
 2,000,000             Mafco, Inc. sr. sub. notes 11 7/8s, 2002        2,060,000
--------------------------------------------------------------------------------
                                                                       7,464,460
--------------------------------------------------------------------------------
Food Chains (1.1%)
 ................................................................................
 1,000,000             Safeway, Inc. med. term notes
                       8.27s, 2000                                     1,045,000
 ................................................................................
 1,500,000             Safeway, Inc. med. term notes
                       8.57s, 2003                                     1,627,500
 ................................................................................
 2,850,000             Stater Brothers sr. notes 11s, 2001             2,835,750
--------------------------------------------------------------------------------
                                                                       5,508,250
--------------------------------------------------------------------------------
Health Care (4.3%)
 ................................................................................
 2,475,000             Community Health Systems sr. sub.
                       deb. 10 1/4s, 2003                              2,673,000
 ................................................................................
 3,000,000             Ivac Corp. sr. notes 9 1/4s, 2002               3,105,000
 ................................................................................
 3,725,000             McGaw, Inc. sr. notes 10 3/8s, 1999             3,864,688
 ................................................................................
 4,000,000             Merit Behavioral Care 144A sr. sub.
                       notes 11 1/2s, 2005                             4,150,000
 ................................................................................
 7,450,000             Paracelsus Healthcare Corp. sr. sub.
                       notes 9 7/8s, 2003                              7,561,750
--------------------------------------------------------------------------------
                                                                      21,354,438
--------------------------------------------------------------------------------
Home Furnishings (0.2%)
 ................................................................................
 860,743               Simmons Mattress Corp. deb.
                       8s, 2003++++                                      860,743
--------------------------------------------------------------------------------
Insurance (3.2%)
 ................................................................................
 1,250,000             American Annuity Group, Inc. sr. notes
                       9 1/2s, 2001                                    1,300,000
 ................................................................................
 2,250,000             American Annuity Group, Inc. sr. sub.
                       notes 11 1/8s, 2003                             2,441,250
 ................................................................................
 3,300,000             American Life Holding Co. sr. sub.
                       notes 11 1/4s, 2004                             3,465,000
 ................................................................................
 2,075,000             Reliance Group Holdings, Inc. sr. notes
                       9s, 2000                                        2,134,656
 ................................................................................
 1,500,000             Reliance Group Holdings, Inc. sr. sub.
                       deb. 9 3/4s, 2003                               1,545,000
 ................................................................................
 4,475,000             Terra Nova Insurance Holdings sr.
                       notes 10 3/4s, 2005 (United Kingdom)            4,877,750
--------------------------------------------------------------------------------
                                                                      15,763,656
--------------------------------------------------------------------------------
Lodging (1.5%)
 ................................................................................
 4,000,000             HMH Properties, Inc. sr. notes
                       9 1/2s, 2005                                    4,080,000
 ................................................................................
 1,400,000             John Q. Hammons Hotels, Inc. 144A
                       1st mtge. 9 3/4s, 2005                          1,400,000
 ................................................................................
 2,000,000             John Q. Hammons Hotels, Inc. 1st
                       mtge. 8 7/8s, 2004                              1,980,000
--------------------------------------------------------------------------------
                                                                       7,460,000
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                        Value
 ................................................................................
Motion Picture Distribution (1.0%)
 ................................................................................
$1,500,000             Act III Theatres, Inc. sr. sub. notes
                       11 7/8s, 2003                                  $1,627,500
 ................................................................................
 1,685,000             Cinemark Mexico notes 12s, 2003                 1,567,050
 ................................................................................
 1,500,000             Cinemark USA sr. notes 12s, 2002                1,635,000
--------------------------------------------------------------------------------
                                                                       4,829,550
--------------------------------------------------------------------------------
Oil and Gas (3.7%)
 ................................................................................
 4,000,000             Arkla, Inc. deb. 8.9s, 2006                     4,468,640
 ................................................................................
 1,900,000             Chesapeake Energy Corp. sr. notes
                       10 1/2s, 2002                                   1,990,250
 ................................................................................
 1,500,000             Chesapeake Energy Corp. sr. notes
                       12s, 2001                                       1,620,000
 ................................................................................
 4,000,000             Gulf Canada Resources Ltd. sr. sub.
                       notes 9 5/8s, 2005 (Canada)                     4,220,000
 ................................................................................
 5,000,000             TransTexas Gas Corp. sr. secd. notes
                       11 1/2s, 2002                                   5,162,500
 ................................................................................
 1,100,000             Triton Energy sr. sub. disc. notes
                       stepped-coupon zero %
                       (9 3/4s, 12/15/96), 2000++                      1,036,750
--------------------------------------------------------------------------------
                                                                      18,498,140
--------------------------------------------------------------------------------
Paging (1.8%)
 ................................................................................
 3,750,000             A+ Network Inc. sr. sub. notes
                       11 7/8s, 2005                                   3,778,125
 ................................................................................
 3,400,000             Mobile Telecommunications Tech.
                       sr. notes 13 1/2s, 2002                         3,791,000
 ................................................................................
 1,550,000             Pagemart, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 11/1/98),
                       2003++                                          1,154,750
--------------------------------------------------------------------------------
                                                                       8,723,875
--------------------------------------------------------------------------------
Paper and Forest Products (4.8%)
 ................................................................................
 4,500,000             APP International Finance Co. notes
                       11 3/4s, 2005 (Netherlands)                     4,410,000
 ................................................................................
 4,975,000             Domtar, Inc. notes 12s, 2001 (Canada)           5,882,938
 ................................................................................
 4,375,000             Gaylord Container Corp. sr. notes
                       11 1/2s, 2001                                   4,506,250
 ................................................................................
 2,000,000             Repap New Brunswick sr. notes
                       10 5/8s, 2005 (Canada)                          1,960,000
 ................................................................................
   810,000             Riverwood International Corp. sr. notes
                       10 3/4s, 2000                                     870,750
 ................................................................................
 1,200,000             Riverwood International Corp. sr. sub.
                       notes 10 3/8s, 2004                             1,335,000
 ................................................................................
 1,990,000             Riverwood International Corp. sr. sub.
                       notes 11 1/4s, 2002                             2,159,150
 ................................................................................
 3,025,000             Stone Container Corp. sr. notes
                       11 1/2s, 2004                                   3,009,875
--------------------------------------------------------------------------------
                                                                      24,133,963
--------------------------------------------------------------------------------
Publishing (0.9%)
 ................................................................................
 3,750,000             American Media Operation, Inc. sr. sub
                       notes 11 5/8s, 2004                             3,787,500
 ................................................................................

                                                             PCM High Yield Fund

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Publishing (continued)
 ................................................................................
$1,000,000             Marvel Parent Holdings, Inc. sr. secd.
                       disc. notes zero %, 1998                         $712,500
--------------------------------------------------------------------------------
                                                                       4,500,000
--------------------------------------------------------------------------------
Real Estate (0.6%)
 ................................................................................
   170,000             Chelsea Piers 144A Ser. B, stepped-
                       coupon zero % (11s, 6/15/99), 2009++              161,925
 ................................................................................
 3,000,000             Chelsea Piers Ser. B, 1st mtge. disc.
                       notes stepped-coupon zero %
                       (12 1/2s, 6/15/96), 2004++                      2,835,000
--------------------------------------------------------------------------------
                                                                       2,996,925
--------------------------------------------------------------------------------
Recreation (5.4%)
 ................................................................................
 1,750,000             Arizona Charlies Corp. Ser. B, 1st mtge.
                       12s, 2000+                                      1,225,000
 ................................................................................
   320,000             Capitol Queen Corp. Ser. B, 1st mtge.
                       notes 12s, 2000+                                  256,000
 ................................................................................
 1,775,000             Casino America, Inc. 1st mtge.
                       11 1/2s, 2001                                   1,641,875
 ................................................................................
 4,715,000             Grand Casinos, Inc. 1st mtge.
                       10 1/8s, 2003                                   4,915,388
 ................................................................................
 5,000,000             Lady Luck Gaming Corp. Ser. B,
                       1st mtge. 10 1/2s, 2001                         3,850,000
 ................................................................................
 2,263,000             Louisiana Casino Cruises Corp.
                       1st mtge. 11 1/2s, 1998                         2,217,740
 ................................................................................
 1,300,000             Mohegan Tribal Gaming 144A sr. notes
                       13 1/2s, 2002                                   1,404,000
 ................................................................................
 1,425,000             PRT Funding Corp. sr. notes
                       11 5/8s, 2004                                   1,068,750
 ................................................................................
 2,725,000             Premier Parks, Inc. Ser. A, sr. notes
                       12s, 2003                                       2,820,375
 ................................................................................
 1,188,000             Trump Castle Funding Corp. sr. sub.
                       notes 11 1/2s, 2000                             1,188,000
 ................................................................................
 1,000,000             Trump Hotels & Casino Resorts sr.
                       secd. notes 15 1/2s, 2005                       1,070,000
 ................................................................................
 4,975,000             Trump Plaza Funding, Inc. 1st mtge.
                       notes 10 7/8s, 2001                             5,149,125
--------------------------------------------------------------------------------
                                                                      26,806,253
--------------------------------------------------------------------------------
Retail (2.4%)
 ................................................................................
 1,650,000             Brylane (L.P.) sr. sub. notes 10s, 2003        1,460,250
 ................................................................................
 3,225,000             County Seat Stores Inc. sr. sub. notes
                       12s, 2002                                      2,580,000
 ................................................................................
 2,255,000             Finlay Enterprises, Inc. sr. notes
                       10 5/8s, 2003                                  2,187,350
 ................................................................................
 4,075,000             Loehmanns' Holdings, Inc. sr. notes
                       10 1/2s, 1997                                  4,095,375
 ................................................................................
 1,450,000             Loehmanns' Holdings, Inc. sr. sub. notes
                       13 3/4s, 1999                                  1,363,000
 ................................................................................
 150,000               Service Merchandise Co., Inc. sr. sub.
                       deb. 9s, 2004                                    121,875
--------------------------------------------------------------------------------
                                                                      11,807,850
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                          Value
 ................................................................................
School Buses (0.2%)
 ................................................................................
$  895,000             Blue Bird Body Co. Ser. B sub. deb.,
                       11 3/4s, 2002                                    $939,750
--------------------------------------------------------------------------------
Specialty Consumer Products (0.9%)
 ................................................................................
 1,550,000             Herff Jones, Inc. sr. sub. notes
                       11s. 2005                                       1,658,500
 ................................................................................
 3,000,000             Playtex Family Products Corp. sr.
                       sub. notes 9s, 2003                             2,640,000
--------------------------------------------------------------------------------
                                                                       4,298,500
--------------------------------------------------------------------------------
Telephone Services (1.4%)
 ................................................................................
 7,500,000             Intelcom Group, Inc. 144A sr. disc.
                       notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005++                      4,387,500
 ................................................................................
 3,450,000             MFS Communications sr. disc. notes
                       stepped-coupon zero %
                       (9 3/8s, 1/15/99), 2004++                       2,785,875
--------------------------------------------------------------------------------
                                                                       7,173,375
--------------------------------------------------------------------------------
Textiles (0.5%)
 ................................................................................
 3,020,000             Reeves Industries Inc. bonds 11s,
                       2002                                            2,582,100
--------------------------------------------------------------------------------
                       Total Corporate Bonds and Notes
                       (cost $385,753,694)                          $394,233,898
--------------------------------------------------------------------------------
UNITS (6.1%)*
--------------------------------------------------------------------------------
Number of Units                                                           Value
 ................................................................................
     1,550             Australis Media units stepped-coupon
                       zero % (14s, 5/15/2000), 2003
                       (Australia)++                                  $1,119,875
 ................................................................................
       273             Celcaribe S.A. 144A units stepped-
                       coupon zero % (13 1/2s, 3/15/98),
                       2004++                                          2,538,900
 ................................................................................
     6,335             Cellnet Data Systems Inc. units
                       stepped-coupon zero %
                       (13s, 6/15/2005), 2005++                        3,769,325
 ................................................................................
     3,000             Fitzgerald Gaming Co. units 13s,
                       2002                                            2,805,000
 ................................................................................
       652             GST Telecommunications, Inc. 144A
                       unit stepped-coupon zero %
                       (13 7/8s, 12/15/00), 2005 (Canada)++            3,129,600
 ................................................................................
     2,140             Heartland Wireless Communication
                       144A units 13s, 2003                            2,412,850
 ................................................................................
     4,700             ICF Kaiser International, Inc. sr. sub.
                       units 12s, 2003                                 4,418,000
 ................................................................................
 3,240,000             Intermedia Communications of
                       Florida units Ser. B, sr. notes 13 1/2s,
                       2005                                            3,612,600
 ................................................................................
   275,200             Premium Standard Farms 144A exch.
                       pfd. units 12 1/2s, 2000                          247,680
 ................................................................................
     7,150             SDW Holdings Corp. 144A units
                       15s, 2006+                                      2,002,000
 ................................................................................
       710             Terex Corp. 144A units 13 3/4s, 2002              621,250
 ................................................................................
 3,312,000             Total Renal Care Holdings, Inc. units
                       sr. sub. disc. notes stepped-coupon
                       zero % (12s, 8/15/97), 2004++                   3,179,520
 ................................................................................

                                                             PCM High Yield Fund

UNITS
--------------------------------------------------------------------------------
Number of Units                                                            Value
 ................................................................................
    550                Wireless One Inc. units 13s, 2003                $583,000
--------------------------------------------------------------------------------
                       Total Units
                       (cost $29,048,161)                            $30,439,600
--------------------------------------------------------------------------------
PREFERRED STOCKS (2.8%)*
--------------------------------------------------------------------------------
Number of Shares                                                           Value
 ................................................................................
 30,000                Cablevision System Corp Ser. G, $11.75
                       exch. pfd.                                     $3,090,000
 ................................................................................
 50,700                California Federal Bank Ser. B, $10.625
                       exch. pfd.                                      5,500,950
 ................................................................................
 20,000                Chevy Chase Savings Bank $13.00 pfd.              615,000

 ................................................................................
 22,775                Foxmeyer Health Corp. Ser. A, $4.20
                       pfd.++++                                          851,216
 ................................................................................
 76,200                SD Warren Co. Ser. B, $3.50 pfd.                2,400,300

 ................................................................................
    635                Supermarkets General Holdings Corp.
                       $3.52 exch. pfd.++++                               17,304
 ................................................................................
 89,000                Total Renal Care, Inc. 144A $12.00, pfd.        1,666,970
--------------------------------------------------------------------------------
                       Total Preferred Stocks
                       (cost $12,603,796)                            $14,141,740
--------------------------------------------------------------------------------
COMMON STOCKS (2.7%)*
--------------------------------------------------------------------------------
Number of Shares                                                           Value
 ................................................................................
 69,051                Ampex Corp. Class A+                             $276,204
 ................................................................................
  1,520                Applause Enterprises, Inc.
                       (acquired various dates from 1/26/88
                       to 1/5/89, cost $393,155)+++                        4,560
 ................................................................................
  4,275                Axia Holding Corp. 144A+                          119,700
 ................................................................................
 80,000                Cablevision Systems Corp. Class A+              4,340,000
 ................................................................................
 47,844                Computervision Corp.+                             735,602
 ................................................................................
157,742                Grand Union Co. (acquired various dates
                       from 7/15/92 to 12/1/94, cost $4,751,406)+++    1,183,065
 ................................................................................
  6,352                Lear Seating Corp.+                               184,208
 ................................................................................
201,517                Loehmanns' Holdings, Inc.+                        352,655
 ................................................................................
192,000                NEXTEL Communications, Inc. Class A+            2,832,000
 ................................................................................
    726                PMI Holdings Corp.+                               145,200
 ................................................................................
    665                Premium Holdings L.P. 144A+                        59,821
 ................................................................................
 15,000                Specialty Foods Corp.+                             11,250
 ................................................................................
  5,125                Taj Mahal Holding Corp. Class A+                   97,375
 ................................................................................
105,250                Tele-Communications Inc. Class A+               2,091,844
 ................................................................................
 30,570                Total Renal Care Holdings, Inc.+                  901,815
--------------------------------------------------------------------------------
                       Total Common Stocks
                       (cost $15,001,635)                            $13,335,299
--------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (1.4%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$3,556,000             Pricellular Wireless cv. sub. notes
                       stepped-coupon zero %, (10 3/4s,
                       8/15/00), 2004++                               $2,724,232
 ................................................................................
 4,000,000             Riverwood International Corp. Conv.
                       sub. notes 6 3/4s, 2003                         4,380,000
--------------------------------------------------------------------------------
                       Total Convertible Bonds and Notes
                       (cost $7,545,033)                              $7,104,232
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.8%)*
--------------------------------------------------------------------------------
Number of Shares                                                           Value
 ................................................................................
20,000                 Conseco, Inc. Ser. D, $3.25 cv. pfd.           $1,060,000
 ................................................................................
50,000                 Granite Broadcasting $1.938 cv. pfd.            2,700,000
--------------------------------------------------------------------------------
                       Total Convertible Preferred Stocks
                       (cost $3,150,000)                              $3,760,000
--------------------------------------------------------------------------------
WARRANTS (0.4%)*+
--------------------------------------------------------------------------------
Number of                                              Expiration
Warrants                                                     Date          Value
 ................................................................................
 40,000                Becker Gaming Corp. 144A          11/15/00        $20,000
 ................................................................................
  5,792                Casino America, Inc.              11/15/96            579
 ................................................................................
  6,000                Casino Magic Finance Corp.        10/14/96            300
 ................................................................................
 13,425                Cinemark Mexico USA, Inc.           8/1/03        124,383
 ................................................................................
  4,000                Commodore Media 144A                5/1/00        420,000
 ................................................................................
  2,725                County Seat Holdings, Inc.        10/15/98         27,250
 ................................................................................
  3,086                Dial Page Inc. 144A               12/15/98             31
 ................................................................................
 73,255                Gaylord Container Corp.            7/31/96        549,413
 ................................................................................
  1,399                Grand Union Co. Ser. 1
                       (acquired 6/16/93, cost $560)++    6/16/00          1,049
 ................................................................................
  2,799                Grand Union Co. Ser. 2
                       (acquired 7/13/93, cost $280)++    6/16/00            280
 ................................................................................
120,000                Insight Communications Co.         3/31/98        240,000
 ................................................................................
 24,750                Intelcom Group 144A               10/15/05        123,750
 ................................................................................
  3,240                Intermedia Communications 144A      6/1/00         32,400
 ................................................................................
  6,789                Louisiana Casino Cruises, Inc.     12/1/98        101,835
                       144A
 ................................................................................
  7,130                Pagemart, Inc. 144A               12/31/03         64,170
 ................................................................................
    250                Payless Cashways, Inc.             11/1/96             63
 ................................................................................
  5,801                Petracom Holdings,                  8/1/05         41,332
                       Inc. 144A
 ................................................................................
  6,000                President Riverboat Casinos,
                       Inc. 144A                          9/23/96            300
 ................................................................................
  5,000                Southdown, Inc.                   10/31/96         21,875
 ................................................................................
    171                Southland Corp.                    2/23/96            428
 ................................................................................
     46                Telemedia Broadcasting              4/1/04         34,853
 ................................................................................
 13,160                UCC Investor Holding, Inc.        10/30/99        125,020
 ................................................................................
  3,180                Universal Outdoor, Inc. 144A        7/1/04        127,200
 ................................................................................
    305                Wright Medical Technology,
                       Inc. 144A                          6/30/03         50,276
--------------------------------------------------------------------------------
                       Total Warrants (cost $1,435,306)               $2,106,787
--------------------------------------------------------------------------------

                                                             PCM High Yield Fund

SHORT-TERM INVESTMENTS (2.6%)* (cost $12,802,259)

--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$12,796,000            Interest in $744,817,000
                       joint repurchase agreement dated
                       December 29, 1995 with Morgan
                       Stanley & Co. Inc. due January 2,
                       1996 with respect to various U.S.
                       Treasury obligations-maturity value
                       of $12,804,346 for an effective yield
                       of 5.87%                                      $12,802,259
--------------------------------------------------------------------------------
                       Total Investments
                       (cost $467,339,884)***                       $477,923,815
--------------------------------------------------------------------------------

See page 97 for Notes to the Portfolios.






   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 PCM U.S. Government and High Quality Bond Fund
Portfolio of investments owned
December 31, 1995


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (48.0%)*
--------------------------------------------------------------------------------
Principal Amount                                                       Value
 ................................................................................
                       Federal National Mortgage Association
 ................................................................................
$17,649,721              Dwarfs pass-through certificates 6s,
                         with various due dates from January        $ 17,467,574
                         1, 2009 to October 1, 2009
 ................................................................................
  9,220,000              Med. term notes 5.94s,
                         December 12, 2005                             9,256,327
 ................................................................................
 31,645,754              Pass-through certificates 7s, with
                         various due dates from July 1, 2023
                         to February 1, 2025                          31,902,716
 ................................................................................
    885,000            Financing Corporation 9.65s,
                       November 2, 2018                                1,231,115
 ................................................................................
                       Government National Mortgage
                       Association
 ................................................................................
  8,610,480              Midget pass-through certificates
                         6 1/2s, with various due dates
                         from June 15, 2008 to May 15, 2009            8,688,491
 ................................................................................
  8,707,370              Midget pass-through certificates 6s,
                         with various due dates from                   8,644,763
                         August 15, 2008 to May 15, 2009
 ................................................................................
 35,110,196              Pass-through certificates 7 1/2s, with
                         various due dates from January 15,           36,184,092
                         2023 to December 15, 2025
 ................................................................................
 35,268,092              Pass-through certificates 7s, with
                         various due dates from April 15,
                         2023 to September 15, 2025                   35,686,719
 ................................................................................
 34,149,058              Pass-through certificates 6 1/2s, with
                         various due dates from November              33,871,423
                         15, 2023 to September 15, 2025
 ................................................................................
 10,000,000            Tennessee Valley Auth. 7 1/4s,
                       July 15, 2043                                  10,422,500
 ................................................................................
  8,834,000            U.S. Treasury Bonds 11 7/8s,
                       November 15, 2003                              12,341,363
 ................................................................................
 17,735,000            U.S. Treasury Bonds 11 5/8s,
                       November 15, 2004                              25,100,523
 ................................................................................
 18,410,000            U.S. Treasury Bonds 7 1/2s,
                       November 15, 2024                              22,129,372
 ................................................................................
 50,795,000            U.S. Treasury Interest Strips zero %,
                       May 15, 2003                                   33,922,425
 ................................................................................
 77,650,000            U.S. Treasury Interest Strips zero %,
                       February 15, 2003                              52,659,124
 ................................................................................
  2,175,000            U.S. Treasury Notes 7 1/2s,
                       February 15, 2005                               2,465,232
 ................................................................................
  5,000,000            U.S. Treasury Notes 7 1/4s,
                       August 15, 2004                                 5,560,150
 ................................................................................
 10,330,000            U.S. Treasury Notes 6 7/8s,
                       March 31, 2000                                 10,912,715
--------------------------------------------------------------------------------
                       Total U.S. Government and Agency
                       Obligations
                       (cost $346,891,103)                          $358,446,624
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (25.5%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Banks (4.0%)
 ................................................................................
$8,500,000             Abbey National First Capital sub.
                       notes 8.2s, 2004 (United Kingdom)              $9,640,020
 ................................................................................
 9,000,000             MBNA American Bank, N.A. med. term
                       notes 7.3s, 1999                                9,413,280
 ................................................................................
 2,000,000             Northern Trust Corp. med. term notes
                       9.2s, 2001                                      2,299,200
 ................................................................................
 7,000,000             Scotland International Finance 144A sub.
                       notes 8.85s, 2006 (Netherlands)                 8,251,250
--------------------------------------------------------------------------------
                                                                      29,603,750
--------------------------------------------------------------------------------
Broadcasting (0.8%)
 ................................................................................
 5,000,000             Paramount Communications Inc. sr. notes
                       7 1/2s, 2002                                    5,184,000
 ................................................................................
   600,000             Paramount Communications Inc. sub.
                       deb. Ser. A, 7s, 2003                             590,610
--------------------------------------------------------------------------------
                                                                       5,774,610
--------------------------------------------------------------------------------
Conglomerates (2.7%)
 ................................................................................
 3,000,000             Allied Signal Inc. notes 9.2s, 2003             3,506,460
 ................................................................................
 3,830,000             B A T Capital Corp. 144A med. term
                       notes 6.19s, 2000                               3,850,835
 ................................................................................
 9,760,000             Canadian Pacific Ltd. deb. 9.45s, 2021
                       (Canada)                                       12,724,600
--------------------------------------------------------------------------------
                                                                      20,081,895
--------------------------------------------------------------------------------
Finance (2.3%)
 ................................................................................
 5,000,000             Associates Corp. of North America sr.
                       notes 6 3/4s, 1999                             5,149,150
 ................................................................................
 4,000,000             International Lease Finance AIG notes
                       6 1/2s, 1999                                   4,072,720
 ................................................................................
 7,200,000             Rodamco NV notes 7 3/4s, 2015
                       (Netherlands)                                   7,908,624
--------------------------------------------------------------------------------
                                                                      17,130,494
--------------------------------------------------------------------------------
Insurance (1.6%)
 ................................................................................
  8,000,000            AMBAC Indemnity Corp. deb. 9 3/8s,
                       2011                                           10,096,000
 ................................................................................
  2,000,000            Fletcher Challenge Finance USA Ltd.
                       notes 9s, 1999 (New Zealand)                    2,187,180
--------------------------------------------------------------------------------
                                                                      12,283,180
--------------------------------------------------------------------------------
Office Equipment (0.4%)
 ................................................................................
  3,000,000            Xerox Corp. notes 9 5/8s, 1997                 3,183,780
--------------------------------------------------------------------------------
Oil and Gas (3.3%)
 ................................................................................
  5,505,000            Anadarko Petroleum Corp. deb. 7 1/4s,
                       2025                                            6,322,768
 ................................................................................
  2,000,000            Imperial Oil Ltd. deb. 8 3/4s, 2019
                       (Canada)                                        2,342,500
 ................................................................................
 10,000,000            Norsk Hydro AS deb. 7.15s, 2025
                       (Norway)                                       10,387,500
 ................................................................................
  5,000,000            Trans-Canada PipeLines Ltd. deb. 8 5/8s,
                       2012 (Canada)                                   5,925,000
--------------------------------------------------------------------------------
                                                                      24,977,768
--------------------------------------------------------------------------------

                                  PCM U.S. Government and High Quality Bond Fund


CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Restaurants (0.7%)
 ................................................................................
$   4,666,666          Secured Restaurants Trust deb.
                       10 1/4s, 2000                                  $5,315,239
--------------------------------------------------------------------------------
Stock Brokerage (1.5%)
 ................................................................................
  10,000,000           Goldman, Sachs & Co. 144A deb.,
                       8s, 2013                                       10,840,300
--------------------------------------------------------------------------------
Telephone Utilities (2.6%)
 ................................................................................
  10,000,000           Bell South Telecommunication sr.
                       unsub. 6 1 8s, 2008                             9,862,500
 ................................................................................
   2,000,000           GTE Corp. deb. 8.85s, 1998                      2,132,300
 ................................................................................
   6,993,000           Telekom Malaysia Berhad (New)
                       144A deb. 7 7/8s, 2025 (Malaysia)               7,679,433
--------------------------------------------------------------------------------
                                                                      19,674,233
--------------------------------------------------------------------------------
Utilities (5.6%)
 ................................................................................
   5,000,000           Carolina Power & Light Co. 1st
                       mtge. 8 7/8s, 2021                              5,705,800
 ................................................................................
   2,000,000           Carolina Power & Light Co. 1st
                       mtge. 9s, 2022                                  2,122,840
 ................................................................................
   3,000,000           Monongahela Power Co. 1st mtge.
                       8 5/8s, 2021                                    3,202,650
 ................................................................................
   7,750,000           Ohio Power Co. med. term notes
                       7 3/8s, 2023                                    8,137,965
 ................................................................................
   8,500,000           Old Dominion Electric Co. Ser.
                       93-A, 1st mtge. Sinking Fund,
                       7.78s, 2023                                     9,420,805
 ................................................................................
   3,000,000           Pacificorp secd. med. term notes
                       8.95s, 2011                                     3,696,660
 ................................................................................
   4,000,000           Southwestern Public Service Co.
                       1st. mtge. 8.2s, 2022                           4,403,240
 ................................................................................
   5,000,000           West Penn. Power Co. 1st mtge.
                       7 7/8s, 2022                                    5,245,200
--------------------------------------------------------------------------------
                                                                    41,935,160
--------------------------------------------------------------------------------
                       Total Corporate Bonds and Notes
                       (cost $176,239,962)                          $190,800,409
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (10.7%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
--------------------------------------------------------------------------------
ITL  11,225,000,000    Italy (Government of) bonds,
                       10 1/2s, 2000                                  $7,128,974
 ................................................................................
NLG      21,630,000    Netherlands (Government of) deb.
                       6 3/4s, 2005                                   14,179,966
 ................................................................................
USD      10,500,000    New Zealand (Government of) deb.
                       9 7/8s, 2011                                   13,689,375
 ................................................................................
USD       2,000,000    Quebec (Province of) deb. 8 5/8s, 2005          2,313,040
 ................................................................................
DEM     27,800,000     Treuhandanstalt (Germany
                       Government of) bonds 7 1/8s, 2003              20,883,355
 ................................................................................
GBP     12,196,000     United Kingdom Treasury bonds 9 3/4s,
                       2002                                           21,497,443
--------------------------------------------------------------------------------
                       Total Foreign Government Bonds and
                       Notes
                       (cost $69,537,548)                            $79,674,153
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.0%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$ 3,380,080            Chase Mortgage Finance Corp.
                       144A, Ser. 94-1, Class B2, 6.6s, 2025          $3,197,345
 ................................................................................
  4,338,776            Chase Mortgage Finance Corp.
                       144A, Ser. 94-1, Class B3, 6.6s, 2025           4,101,499
 ................................................................................
  5,292,335            Chase Mortgage Finance Corp.
                       144A, Ser. 94-1, Class B4, 6.6s, 2025           4,938,411
 ................................................................................
    569,328            Morgan Stanley Mortgage Trust Ser.
                       W, Class 5, 9.05s, 2018                           616,468
 ................................................................................
  2,787,505            Paine Webber Mortgage Acceptance
                       Corp. Ser. 94-3, Class M1,
                       6 1/2s, 2024                                    2,680,796
 ................................................................................
  8,273,692            Prudential Home Mortgage Securities
                       Co. 144A Ser. 95-C, Class 2B,
                       7.78s, 2001                                     8,349,965
 ................................................................................
  9,000,000            Prudential Home Mortgage Securities
                       Co. 144A Ser. 94-A, Class 1B3,
                       6.8s, 2024                                      8,730,000
 ................................................................................
  3,200,000            Prudential Home Mortgage Securities
                       Co. 144A Ser. 94-A, Class 3B3,
                       6.8s, 2024                                      3,044,000
 ................................................................................
  4,931,255            Prudential Home Mortgage Securities
                       Co. 144A Ser. 94-28, Class B1,
                       6.8s, 2001                                      4,868,843
 ................................................................................
  5,038,369            Prudential Home Mortgage Securities
                       Co. 144A Ser. 93-31, Class B1, 6s,
                       2000                                            4,865,175
 ................................................................................
  7,367,425            Residential Funding Mortgage
                       Security Ser. 93-MZ3, Class A1,
                       6.97s, 2023                                     7,362,821
 ................................................................................
 14,194,490            Securitized Asset Sales, Inc. Ser. 93-J,
                       Class 1B1, 6.8s, 2023                          13,824,103
 ................................................................................
    687,293            Travelers Mortgage Securities Corp.
                       coll. oblig. Ser. 1, Class Z2, 12s, 2014          757,741
--------------------------------------------------------------------------------
                       Total Collateralized Mortgage
                       Obligations (cost $60,915,386)                $67,337,167
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.9%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$    70,000            First Chicago Master Trust II Ser.
                       91-D, Class A, 8.4s, 1998                         $70,809
 ................................................................................
 10,000,000            Green Tree Financial Corp. Ser. 93-3
                       Class A5, 5 3/4s, 2018                          9,806,250
 ................................................................................
    148,445            Homeowners Federal Savings & Loan
                       Assn. Corp. Mfg. Hsg. contract
                       Ser. 88-A, Class A, 10.15s, 2008                  152,109
 ................................................................................
  3,506,837            Merrill Lynch Mortgage Investors Inc.
                       Ser. 94-G Class A1, 6.3s, 2014                  3,514,903
 ................................................................................
    355,593            Merrill Lynch Mortgage Investors Inc.
                       Ser. 89-C, Class A, 10.35s, 2009                  383,927
 ................................................................................
 20,000,000            Standard Credit Card Master Trust
                       Ser. 94-1A, 4.65s, 1999                        19,825,000
 ................................................................................
  3,000,000            Standard Credit Card Master Trust
                       Ser. 91-3A, 8 7/8s, 1998                        3,228,750
--------------------------------------------------------------------------------
                       Total Asset-Backed Securities
                       (cost $35,185,982)                            $36,981,748
--------------------------------------------------------------------------------

                                  PCM U.S. Government and High Quality Bond Fund

SHORT-TERM INVESTMENTS (0.5%)* (cost $3,471,697)
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$3,470,000             Interest in $744,817,000 joint
                       repurchase agreement dated
                       December 29, 1995 with Morgan
                       Stanley & Co., Inc. due January 2,
                       1996 with respect to various U.S.
                       Treasury obligations--maturity value
                       of $3,472,263 for an effective yield
                       of 5.87%                                       $3,471,697
--------------------------------------------------------------------------------
                       Total Investments
                       (cost $692,241,678)***                       $736,711,798
--------------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31,
 1995 (aggregate face value $59,320,807)
--------------------------------------------------------------------------------
                             Market Value    Aggregate  Delivery    Unrealized
                                            Face Value      Date  Depreciation
 ................................................................................
British Pounds                $19,399,024  $19,295,376   3/13/96  $   (103,648)
 ................................................................................
Deutchemarks                   19,260,006   19,240,975   3/13/96       (19,031)
 ................................................................................
Dutch Guilders                 13,871,532   13,831,776   3/13/96       (39,756)
 ................................................................................
Italian Lira                    6,993,504    6,952,680   3/13/96       (40,824)
--------------------------------------------------------------------------------
                                                                  $   (203,259)
--------------------------------------------------------------------------------

See page 97 for Notes to the Portfolios.






   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                           PCM Money Market Fund
Portfolio of investments owned
December 31, 1995


COMMERCIAL PAPER (78.6%)*
--------------------------------------------------------------------------------
Principal Amount                                     Maturity Date         Value
 ................................................................................
Domestic (63.2%)
 ................................................................................
$2,000,000     American Telephone & Telegraph
               Co., 5.48s                                  4/17/96    $1,966,133
 ................................................................................
 5,000,000     American Telephone & Telegraph
               Co., 5.635s                                 2/23/96     4,956,172
 ................................................................................
 4,000,000     American Telephone &  Telegraph
               Co., 5.63s                                  2/23/96     3,964,969
 ................................................................................
 5,000,000     BancOne Corp., 5.68s                        1/22/96     4,981,067
 ................................................................................
 5,000,000     Bell Atlantic Financial Services Inc.,
               5.76s                                        1/9/96     4,991,200
 ................................................................................
 5,000,000     Ciesco Inc., 5.625s                         2/14/96     4,963,281
 ................................................................................
 5,000,000     Ciesco Inc. 5.68s                            2/5/96     4,970,022
 ................................................................................
 3,300,000     Corporate Receivables Corp.,
               5.63s                                       2/23/96     3,271,099
 ................................................................................
 5,000,000     Corporate Receivables Corp.,
               5.67s                                       1/17 96     4,985,038
 ................................................................................
10,000,000     Delaware Funding Corp., 5.73s               1/26/96     9,955,434
 ................................................................................
 5,000,000     Falcon Asset Securitization, 5.73s          1/17/96     4,984,879
 ................................................................................
 5,000,000     First National Bank of Boston,
               5.73s                                       4/24/96     5,000,000
 ................................................................................
 5,000,000     First National Bank of Boston,
               5.7s                                        4/17/96     5,000,000
 ................................................................................
 5,000,000     Fleet Mortgage Corp., 5.68s                 2/22/96     4,956,611
 ................................................................................
 5,000,000     Fleet National Bank, 5.78s                  2/12/96     5,000,000
 ................................................................................
 5,000,000     Ford Motor Credit Corp., 5.67s               2/1/96     4,973,225
 ................................................................................
 5,000,000     Ford Motor Credit Corp., 5.7s                2/7 96     4,968,333
 ................................................................................
 5,000,000     General Electric Capital Corp.,
               5.52s                                       4/11/96     4,920,267
 ................................................................................
 5,000,000     General Electric Capital Corp.,
               5.59s                                       3/26/96     4,931,678
 ................................................................................
 5,000,000     General Motors Acceptance
               Corp., 5.79s                                 1/3/96     4,995,979
 ................................................................................
 5,000,000     General Motors Acceptance
               Corp., 5.89s                                1/16/96     4,985,275
 ................................................................................
 5,000,000     IBM Credit Corp., 5.64s                     2/29/96     4,951,433
 ................................................................................
 5,000,000     Morgan (J.P.) & Co., Inc., 5.58s             3/5/96     4,948,075
 ................................................................................
 5,000,000     Morgan (J.P.) & Co., Inc., 5.58s            3/15/96     4,940,325
 ................................................................................
 3,000,000     National Rural Utilities
               Cooperative Finance Corp., 5.63s            2/27/96     2,971,850
 ................................................................................
 5,000,000     National Rural Utilities
               Cooperative Finance Corp., 5.68s            1/26/96     4,977,911
 ................................................................................
 5,000,000     NationsBank Corp., 5.655s                    3/4/96     4,948,163
 ................................................................................
 8,000,000     Preferred Receivables Funding
               Corp., 5.68s                                 2/1/96     7,957,084
 ................................................................................
 2,000,000     Preferred Receivables Funding
               Corp., 5.8s                                  2/7/96     1,987,111
 ................................................................................
 3,000,000     Sears Roebuck Acceptance Corp.,
               5.79s                                       1/11/96     2,993,728
 ................................................................................
 5,000,000     Sears Roebuck Acceptance Corp.,
               5.83s                                       1/17/96     4,984,615
 ................................................................................
 5,000,000     Sheffield Receivables Corp.,  5.66s         2/16/96     4,961,481
 ................................................................................

COMMERCIAL PAPER
--------------------------------------------------------------------------------
Principal Amount                                     Maturity Date         Value
 ................................................................................
 $5,000,000    Sheffield Receivables Corp.,
               5.72s                                       2/22/96    $4,956,306
 ................................................................................
  7,210,000    USAA Capital Corp., 5.59s                    2/6/96     7,166,337
--------------------------------------------------------------------------------
                                                                    $166,465,081
--------------------------------------------------------------------------------
Foreign (15.4%)
 ................................................................................
$ 8,000,000    ABN Amro, 5.57s                              4/5/96    $7,878,698
 ................................................................................
  5,000,000    Canadian Wheat Board, 5.66s                  3/4/96     4,948,117
 ................................................................................
  5,000,000    Canadian Wheat Board, 5.635s                2/20/96     4,958,520
 ................................................................................
  8,000,000    Den Danske Bank, 5.567s                     4/29/96     7,849,072
 ................................................................................
  5,000,000    Royal Bank of Canada, 5.48s                 4/26/96     4,909,428
 ................................................................................
 10,000,000    Union Bank of Switzerland,
               5.95s                                        1/2/96     9,996,694
--------------------------------------------------------------------------------
                                                                     $40,540,529
--------------------------------------------------------------------------------
               Total Commercial Paper
               (cost $207,005,610)                                  $207,005,610
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (8.7%)*
--------------------------------------------------------------------------------
Principal Amount                                     Maturity Date         Value
 ................................................................................
 $5,000,000    Bayerische Landesbank, 5.75s                4/30/96    $5,000,492
 ................................................................................
  5,000,000    Royal Bank of Canada, 5.65s                 3/15/96     4,999,221
 ................................................................................
  3,000,000    Societe Generale, 7.64s                      1/8/96     3,001,185
 ................................................................................
  5,000,000    Swiss Bank Corp., 5.72s                     3/25/96     4,999,422
 ................................................................................
  5,000,000    National Westminster Bank, 5.81s            1/31/96     5,000,163
--------------------------------------------------------------------------------
               Total Certificates of Deposit
               (cost $23,000,483)                                    $23,000,483
--------------------------------------------------------------------------------
BANKER'S ACCEPTANCES (1.9%)* (cost $4,907,610)
--------------------------------------------------------------------------------
Principal Amount                                     Maturity Date         Value
 ................................................................................
$5,000,000     Republic Bank of New York, 5.59s            1/16/96    $4,907,610
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.8%)*
--------------------------------------------------------------------------------
Principal Amount                                     Maturity Date         Value
 ................................................................................
$5,000,000     Federal Home Loan Mortgage
               Corp. Discount Notes, 6s                    1/16/96    $4,985,000
 ................................................................................
 5,000,000     Federal National Mortgage Corp.
               Discount Notes, 5.48s                       4/12/96     4,920,083
--------------------------------------------------------------------------------
               Total U.S. Government and
               Agency Obligations
               (cost $9,905,083)                                      $9,905,083
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.1%)* (cost $16,021,250)
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$16,016,000    Interest in $308,242,000 joint repurchase
               agreement dated December 29, 1995 with
               Lehman Brothers Inc., due January 2, 1996
               with respect to various U.S. Treasury
               obligations--maturity value of $16,026,499
               for an effective yield of 5.90%                       $16,021,250
--------------------------------------------------------------------------------
               Total Investments
               (cost $260,840,036)***                               $260,840,036
--------------------------------------------------------------------------------

See page 97 for Notes to the Portfolios.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            PCM Utilities Growth and Income Fund

Portfolio of investments owned
December 31, 1995


COMMON STOCKS (84.8%)*
--------------------------------------------------------------------------------
Number of Shares                                                      Value
 ................................................................................
 ................................................................................
Automotive (0.1%)
 ................................................................................
   13,000             General Motors Corp.                            $687,362
--------------------------------------------------------------------------------
Banks (2.4%)
 ................................................................................
   81,100             Bankers Trust New York Corp.                   5,393,150
 ................................................................................
   40,700             Fleet Financial Group, Inc.                    1,658,525
 ................................................................................
   13,900             Keycorp                                          503,875
 ................................................................................
   61,500             National City Corp.                            2,037,188
 ................................................................................
  101,600             PNC Bank Corp.                                 3,276,600
--------------------------------------------------------------------------------
                                                                    12,869,338
--------------------------------------------------------------------------------
Business Services (0.5%)
 ................................................................................
   40,700             Dun & Bradstreet Corp.                         2,635,325
--------------------------------------------------------------------------------
Conglomerates (0.2%)
 ................................................................................
   60,700             GenCorp, Inc.                                    743,575
 ................................................................................
   20,300             Ogden Corp.                                      433,913
--------------------------------------------------------------------------------
                                                                     1,177,488
--------------------------------------------------------------------------------
Electric Utilities (34.4%)
 ................................................................................
   12,400             AO Mosenergo 144A ADS (Russia)+                   97,650
 ................................................................................
  150,000             Atlantic Energy, Inc.                          2,887,500
 ................................................................................
   86,000             Baltimore Gas & Electric Co.                   2,451,000
 ................................................................................
   85,000             Boston Edison Co.                              2,507,500
 ................................................................................
    7,100             CILCORP, Inc.                                    300,863
 ................................................................................
  145,200             CMS Energy Corp.                               4,337,850
 ................................................................................
   40,700             CMS Energy Corp. Class G                         768,213
 ................................................................................
  145,200             Carolina Power & Light Co.                     5,009,400
 ................................................................................
   86,500             Central & South West Corp.                     2,411,188
 ................................................................................
   22,300             Central Costanera 144A ADR (Argentina)           680,150
 ................................................................................
   93,500             Central Maine Power Co.                        1,344,063
 ................................................................................
   33,200             Central Puerto 144A ADR (Argentina)              622,500
 ................................................................................
    5,000             Chilectra S.A. 144A ADR (Chile)+                 247,500
 ................................................................................
  166,000             China Light & Power Co. (Hong Kong)              764,304
 ................................................................................
  166,000             Cinergy Corp.                                  5,083,750
 ................................................................................
   45,600             Compania Boliviana Energia ADR (Bolivia)       1,516,200
 ................................................................................
   41,500             Consolidated Edison Co. of New York, Inc.      1,328,000
 ................................................................................
   20,700             DPL, Inc.                                        512,325
 ................................................................................
   83,000             Delmarva Power & Light Co.                     1,888,250
 ................................................................................
  137,000             Dominion Resources, Inc.                       5,651,250
 ................................................................................
   20,700             Duke Power Co.                                   980,663
 ................................................................................
  128,744             East Midlands Electricity (United
                      Kingdom)+                                      1,331.020
 ................................................................................
   60,000             Eastern Utilities Assoc.                       1,417,500
 ................................................................................
   49,800             Empresa Nacional de Electricidad ADR
                      (Spain)                                        2,851,050
 ................................................................................
   28,400             Empresa Nacional de Electricidad ADR
                      (Chile)                                          646,100
 ................................................................................
  210,000             Entergy Corp.                                  6,142,500
 ................................................................................
   50,000             FPL Group, Inc.                                2,318,750
 ................................................................................
  125,400             Florida Progress Corp.                         4,436,025
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
  146,200             General Public Utilities Corp.                $4,970,800
 ................................................................................
   46,400             Hawaiian Electric Industries, Inc.             1,798,000
 ................................................................................
  200,000             Hong Kong Electric Holdings Ltd.
                      (Hong Kong)                                      655,716
 ................................................................................
  309,100             Huaneng Power International, Inc. ADR
                      (China)+                                       4,443,313
 ................................................................................
  267,500             IES Industries, Inc.                           7,088,750
 ................................................................................
  500,000             Iberdrola S.A. (Spain)                         4,563,393
 ................................................................................
   10,000             Interstate Power Corp.                           332,500
 ................................................................................
   20,700             KU Energy Corp.                                  621,000
 ................................................................................
  230,000             Kansas City Power & Light Co.                  6,008,750
 ................................................................................
  256,300             Long Island Lighting Co.                       4,196,913
 ................................................................................
   10,000             NIPSCO Industries, Inc.                          382,500
 ................................................................................
   55,000             New England Electric Systems Inc.              2,179,376
 ................................................................................
  207,500             Northeast Utilities Co.                        5,057,813
 ................................................................................
   95,000             Oklahoma Gas & Electric Co.                    4,085,000
 ................................................................................
  145,200             Peco Energy Co.                                4,374,150
 ................................................................................
  290,500             Pinnacle West Capital Corp.                    8,351,875
 ................................................................................
  177,700             Portland General Corp.                         5,175,513
 ................................................................................
  169,400             Potomac Electric Power Co.                     4,446,750
 ................................................................................
  228,200             Public Service Co. of Colorado                 8,072,575
 ................................................................................
  217,500             Public Service Enterprise Group, Inc.          6,660,938
 ................................................................................
   62,200             Rochester Gas & Electric Corp.                 1,407,275
 ................................................................................
  286,000             SCE Corp.                                      5,076,500
 ................................................................................
   33,200             San Diego Gas & Electric Co.                     788,500
 ................................................................................
  160,000             Scana Corp.                                    4,580,000
 ................................................................................
  249,000             Scottish Power PLC (United Kingdom)            1,428,015
 ................................................................................
  173,900             Shandong Huaneng Power ADR (China)             1,173,825
 ................................................................................
  195,000             Sierra Pacific Resources                       4,558,125
 ................................................................................
  165,000             TNP Enterprises, Inc.                          3,093,750
 ................................................................................
  117,000             Texas Utilities Co.                            4,811,625
 ................................................................................
   83,000             United Illuminating Co.                        3,102,125
 ................................................................................
  106,500             Utilicorp United, Inc.                         3,128,438
 ................................................................................
  125,500             WPL Holdings, Inc.                             3,843,438
 ................................................................................
   70,000             Washington Water Power Co.                     1,225,000
--------------------------------------------------------------------------------
                                                                   182,215,305
--------------------------------------------------------------------------------
Gas Pipelines (3.2%)
 ................................................................................
   25,000             Enron Corp.                                      953,125
 ................................................................................
    1,500             North Carolina Natural Gas Corp.                  37,500
 ................................................................................
  256,600             Panhandle Eastern Corp.                        7,152,725
 ................................................................................
   85,000             TransCanada Pipelines Ltd. (Canada)            1,168,750
 ................................................................................
  195,800             Westcoast Energy, Inc.                         2,863,575
 ................................................................................
  103,700             Williams Cos., Inc. (The)                      4,549,838
--------------------------------------------------------------------------------
                                                                    16,725,513
--------------------------------------------------------------------------------
Gas Utilities (16.5%)
 ................................................................................
   80,000             Atlanta Gas Light Co.                          1,580,000
 ................................................................................
  101,000             Atmos Energy Corp.                             2,323,000
 ................................................................................


                                            PCM Utilities Growth and Income Fund

COMMON STOCKS
---------------------------------------------------------------------------------
Number of Shares                                                          Value
 .................................................................................
Gas Utilities (continued)
 .................................................................................
 21,700                      Bay State Gas Co.                       $   602,175
 .................................................................................
 65,000                      Brooklyn Union Gas Co.                    1,901,250
 .................................................................................
 60,000                      Cascade Natural Gas Corp.                   967,500
 .................................................................................
164,300                      Columbia Gas System, Inc.+                7,208,663
 .................................................................................
 53,400                      Connecticut Energy Corp.                  1,188,150
 .................................................................................
 70,000                      Consolidated Natural Gas Co.              3,176,250
 .................................................................................
116,700                      El Paso Natural Gas Co.                   3,311,363
 .................................................................................
109,500                      Energen Corp.                             2,641,688
 .................................................................................
 45,000                      Indiana Energy, Inc.                      1,074,375
 .................................................................................
155,700                      K N Energy, Inc.                          4,534,763
 .................................................................................
 50,000                      Laclede Gas Co.                           1,056,250
 .................................................................................
271,300                      MCN Corp.                                 6,307,725
 .................................................................................
120,000                      NICOR, Inc.                               3,300,000
 .................................................................................
 86,500                      NUI Corp.                                 1,513,750
 .................................................................................
115,000                      National Fuel Gas Co.                     3,866,875
 .................................................................................
 36,000                      New Jersey Resources Corp.                1,084,500
 .................................................................................
180,000                      Noram Energy Corp.                        1,597,500
 .................................................................................
138,000                      Northwest Natural Gas Co.                 4,554,000
 .................................................................................
 60,000                      ONEOK, Inc.                               1,372,500
 .................................................................................
330,000                      Pacific Enterprises                       9,322,500
 .................................................................................
 43,400                      Pennsylvania Enterprises, Inc.            1,643,775
 .................................................................................
104,700                      Peoples Energy Corp.                      3,324,225
 .................................................................................
 64,700                      Piedmont Natural Gas Co., Inc.            1,504,275
 .................................................................................
 46,000                      Public Service Co. of North Carolina, Inc.  822,250
 .................................................................................
210,700                      Questar Corp.                             7,058,450
 .................................................................................
 14,000                      South Jersey Industries, Inc.               323,750
 .................................................................................
  2,500                      Southern Union Co.+                          63,125
 .................................................................................
 75,000                      Southwest Gas Corp.                       1,321,875
 .................................................................................
207,500                      Transportadora de Gas del Sur ADR
                             (Argentina)                               2,671,563
 .................................................................................
 25,600                      United Cities Gas Co.                       480,000
 .................................................................................
 60,400                      WICOR, Inc.                               1,947,900
 .................................................................................
 12,300                      Washington Energy Co.                       229,088
 .................................................................................
 59,200                      Yankee Energy System, Inc.                1,494,800
---------------------------------------------------------------------------------
                                                                      87,369,853
---------------------------------------------------------------------------------
Insurance (1.1%)
 .................................................................................
 81,000                      American General Corp.                    2,824,875
 .................................................................................
105,000                      GCR Holdings, Ltd.+                       2,362,500
 .................................................................................
 45,000                      USF&G Corp.                                 759,375
---------------------------------------------------------------------------------
                                                                       5,946,750
---------------------------------------------------------------------------------
Metals and Mining (0.2%)
 .................................................................................
 40,700                      Freeport-McMoRan Copper & Gold Co.,
                             Inc. Class A                              1,139,600
---------------------------------------------------------------------------------
Natural Gas (0.9%)
 .................................................................................
217,500                      UGI Corp. (New)                           4,513,125
 .................................................................................

COMMON STOCKS
---------------------------------------------------------------------------------
Number of Shares                                                            Value
 .................................................................................
Oil and Gas (1.1%)
 .................................................................................
 95,000                      ENSERCH Corp.                           $ 1,543,750
 .................................................................................
134,900                      ENG Corporation                           1,197,238
 .................................................................................
 40,000                      Pennzoil Co.                              1,690,000
 .................................................................................
 50,600                      Petro-Canada 1st installment (Canada)+      290,950
 .................................................................................
 41,900                      Union Pacific Resources Group Inc.+       1,063,213
---------------------------------------------------------------------------------
                                                                       5,785,151
---------------------------------------------------------------------------------
Paper (0.2%)
 .................................................................................
 20,000                      Weyerhaeuser Co.                            865,000
---------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (1.1%)
 .................................................................................
 28,800                      Bristol-Myers Squibb Co.                  2,473,200
 .................................................................................
 88,450                      Pharmacia & Upjohn, Inc.+                 3,427,438
---------------------------------------------------------------------------------
                                                                       5,900,638
---------------------------------------------------------------------------------
Pipelines (0.9%)
 .................................................................................
127,200                      Coastal Corp.                             4,738,200
---------------------------------------------------------------------------------
REIT's (2.5%)
 .................................................................................
 66,600                      Avalon Properties, Inc.                   1,431,900
 .................................................................................
 15,700                      Duke Realty Investments, Inc.               492,588
 .................................................................................
114,800                      Equity Residential Properties Trust       3,515,750
 .................................................................................
 40,700                      Glimcher Realty Trust                       702,075
 .................................................................................
 40,700                      LTC Properties, Inc.                        610,500
 .................................................................................
 35,200                      Macerich Co.                                704,000
 .................................................................................
 40,700                      Nationwide Health Properties, Inc.        1,709,400
 .................................................................................
 41,500                      Paragon Group, Inc.                         721,063
 .................................................................................
 40,700                      Public Storage, Inc.                        773,300
 .................................................................................
 41,500                      Simon Property Group, Inc.                1,011,563
 .................................................................................
 56,000                      South West Property Trust, Inc.             756,000
 .................................................................................
 45,000                      Storage Trust Realty                      1,023,750
---------------------------------------------------------------------------------
                                                                      13,451,889
---------------------------------------------------------------------------------
Retail (1.8%)
 .................................................................................
682,600                      K mart Corp.                              4,948,850
 .................................................................................
 75,000                      Melville Corporation                      2,306,250
 .................................................................................
 52,000                      Penney (J.C.) Co., Inc.                   2,476,500
---------------------------------------------------------------------------------
                                                                       9,731,600
---------------------------------------------------------------------------------
Telephone Utilities (15.6%)
 .................................................................................
 45,000                      American Telephone & Telegraph Co.        2,913,750
 .................................................................................
116,100                      Ameritech Corp. New                       6,849,900
 .................................................................................
140,000                      Bell Atlantic Corp.                       9,362,500
 .................................................................................
 68,000                      BellSouth Corp.                           2,958,000
 .................................................................................
 70,500                      Frontier Corp.                            2,115,000
 .................................................................................
208,200                      GTE Corp.                                 9,160,800
 .................................................................................
622,500                      MCI Communications Corp.                 16,262,813
 .................................................................................
124,500                      NYNEX Corp.                               6,723,000
 .................................................................................
 39,700                      Pacific Telesis Group                     1,334,913
 .................................................................................

                                            PCM Utilities Growth and Income Fund

COMMON STOCKS
------------------------------------------------------------------------------
Number of Shares                                                        Value
 ..............................................................................
Telephone Utilities (continued)
 ..............................................................................
   141,600                   SBC Communications, Inc.              $8,142,000
 ..............................................................................
   383,500                   Sprint Corp.                          15,292,063
 ..............................................................................
    48,800                   US West, Inc.                          1,744,600
------------------------------------------------------------------------------
                                                                   82,859,339
------------------------------------------------------------------------------
Tobacco (0.6%)
 ..............................................................................
    28,000                   American Brands, Inc.                  1,249,500
 ..............................................................................
    20,300                   Philip Morris Cos., Inc.               1,837,150
------------------------------------------------------------------------------
                                                                    3,086,650
------------------------------------------------------------------------------
Transportation (0.7%)
 ..............................................................................
    27,200                   Canadian National Railway Co.
                             (Canada)+                                408,000
 ..............................................................................
    81,300                   Consolidated                           2,154,450
                             Freightways, Inc.
 ..............................................................................
    45,000                   Ryder System, Inc.                     1,113,750
------------------------------------------------------------------------------
                                                                    3,676,200
------------------------------------------------------------------------------
Water Utilities (0.4%)
 ..............................................................................
   166,666                   Welsh Water PLC (United                2,002,075
                             Kingdom)+
 ..............................................................................
    30,000                   Yorkshire Water PLC
                             (United Kingdom)                         274,350
------------------------------------------------------------------------------
                                                                    2,276,425
Wireless Communications (0.4%)
 ..............................................................................
    83,000                   Airtouch                               2,344,750
                             Communications, Inc.+
------------------------------------------------------------------------------
                             Total Common Stocks
                             (cost $395,838,929)                 $449,995,501
------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (8.5%)*
------------------------------------------------------------------------------
Principal Amount                                                        Value
 ..............................................................................
Electric Utilities (6.9%)
 ..............................................................................
$1,000,000                   Allegheny Generating
                             Co. deb. 6/7//8s, 2023                $1,009,170
 ..............................................................................
   797,000                   Arkansas Electric
                             Corp. bonds 7.33s,
                             2008                                     825,393
 ..............................................................................
   499,000                   BVPS II Funding Corp.
                             notes 8.33s,
                             2007                                     499,499
 ..............................................................................
 2,000,000                   Chugach Electric Co.
                             1st mtge. Ser. A,
                             9.14s, 2022                            2,280,000
 ..............................................................................
 1,489,000                   Citizens Utilities Co.
                             bonds 7.68s, 2034                      1,748,979
 ..............................................................................
 1,000,000                   Cleveland Electric
                             Co. med. term
                             notes 8.33s, 1998                      1,021,940
 ..............................................................................
 1,500,000                   Consumers Power Co.
                             1st mtge. 8/3//4s,
                             1998                                   1,580,010
 ..............................................................................
 1,000,000                   Delmarva Power &
                             Light Co. med.
                             term. notes 5.69s,
                             1998                                   1,000,050
 ..............................................................................
 1,000,000                   Georgia Power Co. 1st
                             mtge. 7s, 2000                         1,006,460
 ..............................................................................
 1,469,305                   Indiana-Michigan
                             Power Co. deb.
                             9.82s, 2022                            1,942,539
 ..............................................................................
 2,000,000                   Kansas City Power &
                             Light Co. med.
                             term. notes 5/3//4s,
                             1998                                   2,003,160
 ..............................................................................


CORPORATE BONDS AND NOTES
------------------------------------------------------------------------------
Principal Amount                                                        Value
 ..............................................................................
$1,000,000                   Kansas Gas & Electric
                             deb. 8.29s, 2016                      $1,075,410
 ..............................................................................
 1,000,000                   Kentucky Utilities Co.
                             1st mtge. Ser. R,
                             7.55s, 2025                            1,065,625
 ..............................................................................
 1,500,000                   Midwest Power Systems
                             6/3//4s, 2000                          1,535,025
 ..............................................................................
 1,500,000                   Montana Power Co. 1st
                             mtge. 7.7s, 1999                       1,562,325
 ..............................................................................
 2,000,000                   Pacific Gas
                             Transmission Co. sr.
                             notes
                             7.1s, 2005                             2,093,780
 ..............................................................................
 1,000,000                   Philadelphia Electric
                             Co. 1st ref. mtge.
                             8/5//8s, 2022                          1,094,200
 ..............................................................................
 2,000,000                   Potomac Electric Power
                             1st mtge.
                             8/1//2s, 2027                          2,176,720
 ..............................................................................
 2,000,000                   Public Service Co. of
                             Colorado coll.
                             trust 6/3//8s, 2005                    2,026,060
 ..............................................................................
 1,000,000                   San Diego Gas &
                             Electric Co. Ser. JJ,
                             1st mtge. 9/5//8s, 2020                1,166,910
 ..............................................................................
 2,000,000                   South Carolina Electric
                             & Gas Co. 1st.
                             mtge. 7/5//8s, 2005                    2,207,500
 ..............................................................................
 1,000,000                   Southwestern Public
                             Service Co. 1st.
                             mtge. 8.2s, 2022                       1,100,810
 ..............................................................................
 1,000,000                   Texas Utilities Co.
                             secd. lease fac.
                             bonds 7.46s, 2015                      1,061,450
 ..............................................................................
 2,000,000                   Utilicorp United sr.
                             notes 8.2s, 2007                       2,250,500
 ..............................................................................
 1,000,000                   West Penn Power Co. 1st
                             mtge. 7/7//8s, 2022                    1,049,040
------------------------------------------------------------------------------
                                                                   36,382,555
------------------------------------------------------------------------------
Gas Utilities (1.1%)
 ..............................................................................
 1,000,000                   Michigan Consolidated
                             Gas 1st mtge.
                             8/1//4s, 2014                          1,172,860
 ..............................................................................
 2,000,000                   ONEOK Inc. deb. 9.7s,
                             2019                                   2,365,760
 ..............................................................................
 2,000,000                   Southern Union Gas sr.
                             notes 7.6s, 2024                       2,083,840
------------------------------------------------------------------------------
                                                                    5,622,460
------------------------------------------------------------------------------
Telephone Utilities (0.5%)
 ..............................................................................
 2,000,000                   BellSouth
                             Telecommunication deb.
                             6/3//4s, 2033                          1,960,000
 ..............................................................................
 1,000,000                   Pacific Bell Co.
                             7/3//4s, 2032                          1,051,250
------------------------------------------------------------------------------
                                                                    3,011,250
------------------------------------------------------------------------------
                             Total Corporate Bonds
                             and Notes
                             (cost $42,903,836)                   $45,016,265
------------------------------------------------------------------------------
PREFERRED STOCKS (1.1%)*
------------------------------------------------------------------------------
Number of Shares                                                         Value
 ..............................................................................
  110,000                    Bankers Trust New York
                             Corp. Ser.
                             Q, $5.882, ARP
                             (Adjustable Rate
                             Preferred)                            $2,323,750
 ..............................................................................
  117,200                    Public Service Co. of
                             New Hampshire
                             $2.65 pfd.                             2,988,600
 ..............................................................................
  180,000                    Welsh Water PLC $7.875 pfd.
                             (United Kingdom)+                        304,110
------------------------------------------------------------------------------
                             Total Preferred Stocks
                             (cost $6,267,485)                     $5,616,460

                                            PCM Utilities Growth and Income Fund

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.0%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
 $1,520,000                  U.S. Treasury Bonds 8/1//8s,
                             August 15, 2019                         $1,911,157
 ................................................................................
  3,200,000                  U.S. Treasury Notes 8/3//4s,
                             August 15, 2000                          3,634,496
--------------------------------------------------------------------------------
                             Total U.S. Government and Agency
                             Obligations
                             (cost $5,632,213)                       $5,545,653
--------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.9%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
 $1,100,000                  MBL International Finance Global
                             Bank Guaranty cv. trust 3s, 2002
                             (Bermuda)                               $1,270,500
 ................................................................................
  1,571,000                  WMX Technologies, Inc. cv. sub.
                             notes 2s, 2005                           1,351,060
 ................................................................................
  2,000,000                  Telekom Malaysia Berhad 144A cv.
                             deb. 4s, 2004 (Malaysia)                 1,910,000
--------------------------------------------------------------------------------
                             Total Convertible Bonds and Notes
                             (cost $4,127,916)                       $4,531,560
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.7%)*
--------------------------------------------------------------------------------
Number of Shares                                                           Value
 ................................................................................
     28,800                  Unisys Corp. Ser. A, $3.75 cv. pfd.       $774,000
 ................................................................................
     60,000                  Philippine Long Distance Telephone
                             Co. Ser. III $3.50 cv. pfd.
                             (Philippines)                            3,105,000
--------------------------------------------------------------------------------
                             Total Convertible Preferred Stocks
                             (cost $4,076,577)                       $3,879,000
--------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (0.7%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
 $1,000,000                  Australian Gas & Light Co. sr. 144A
                             notes 6/3//8s, 2003 (Australia)         $1,000,980
 ................................................................................
  1,000,000                  Iberdrola S.A. notes 7/1//2s, 2002
                             (Spain)                                  1,073,750
 ................................................................................
  1,500,000                  Petroliam Nasional Berhad 144A
                             notes 6/7//8s, 2003 (Malaysia)           1,555,905
--------------------------------------------------------------------------------
                             Total Foreign Government Bonds
                             and Notes
                             (cost $3,456,020)                       $3,630,635
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.9%)* (cost $15,349,543)
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$15,342,000                  Interest in $308,242,000 joint
                             repurchase agreement dated
                             December 29, 1995 with Lehman
                             Brothers Inc. due January 2, 1996
                             with respect to various U.S.
                             Treasury obligations-maturity value
                             of $15,352,058 for an effective
                             yield of 5.90%                        $ 15,349,543

--------------------------------------------------------------------------------
                             Total Investments
                             (cost $477,652,519)                   $533,564,617
--------------------------------------------------------------------------------

See page 97 for Notes to the Portfolios.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     PCM Diversified Income Fund

Portfolio of investments owned
December 31, 1995

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (30.1%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$4,553,574                   Federal National
                             Mortgage Association
                             pass-through
                             certificates 7s, with
                             various due dates from
                             February 1, 2024 to August 1, 2025      $4,590,549
 ................................................................................
                             Government National
                             Mortgage
                             Association
                             pass-through
                             certificates
 ................................................................................
17,157,671                     7/1//2s, with various
                               due dates from
                               October 15, 2022 to
                               December 15, 2025                     17,662,845
 ................................................................................
13,380,947                   7s, with various due
                             dates from
                             October 15, 2022 to
                             September 15, 2025                      13,539,779
 ................................................................................
 4,342,740                   6/1//2s, with various
                             due dates from
                             September 15, 2023 to
                             June 15, 2024                            4,307,434
 ................................................................................
 3,305,000                   U.S. Treasury Bonds
                             10/3//4s,
                             May 15, 2003                             4,334,210
 ................................................................................
   185,000                   U.S. Treasury Bonds
                             8/1//8s,
                             August 15, 2019                            232,608
 ................................................................................
15,460,000                   U.S. Treasury Bonds
                             6/7//8,
                             August 15, 2005                         17,435,943
 ................................................................................
19,155,000                   U.S. Treasury Notes
                             6/1//2s,
                             May 15, 2005                            20,379,196
 ................................................................................
 7,925,000                   U.S. Treasury Notes
                             6/1//4s,
                             February 15, 2003                        8,267,994
 ................................................................................
 1,805,000                   U.S. Treasury
                             Principal Strip zero %,
                             August 15, 2022                            356,217
 ................................................................................
 1,760,000                   U.S. Treasury
                             Principal Strip zero %,
                             February 15, 2019                          420,886
--------------------------------------------------------------------------------
                             Total U.S. Government
                             and Agency
                             Obligations
                             (cost $89,089,934)                     $91,527,661
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (29.6%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Advertising (0.4%)
 ................................................................................
  $400,000                   Universal Outdoor,
                             Inc. sub. deb.
                             11s, 2003                                 $390,000
 ................................................................................
 1,500,000                   Universal Outdoor,
                             Inc. sr. notes
                             stepped-coupon zero %
                             (14s, 7/1/99),
                             2004++                                     967,155
--------------------------------------------------------------------------------
                                                                      1,357,155
--------------------------------------------------------------------------------
Aerospace and Defense (0.4%)
 ................................................................................
 1,000,000                   BE Aerospace sr. notes,                  1,007,500
                             9/3//4s, 2003
 ................................................................................
   200,000                   UNC, Inc. sr. notes                        193,250
                             9/1//8s, 2003
--------------------------------------------------------------------------------
                                                                      1,200,750
--------------------------------------------------------------------------------
Agriculture (0.8%)
 ................................................................................
 1,500,000                   PSF Finance (L.P.) sr.
                             exch. notes
                             12/1//4s, 2004                           1,500,000
 ................................................................................
   750,000                   PSF Finance (L.P.) sr.
                             notes 12s, 2000                            750,000
 ................................................................................
   138,000                   PSF Finance (L.P.) sr.
                             disc. notes
                             stepped-coupon zero %
                             (12s, 9/15/96), 2003++                     120,923
--------------------------------------------------------------------------------
                                                                      2,370,923
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Automotive Parts (0.4%)
 ................................................................................
$1,000,000                   Exide Corp. sr. notes
                             10s, 2005                               $1,085,000
 ................................................................................
   200,000                   Key Plastics Corp. sr.
                             notes 14s, 1999                            206,000
--------------------------------------------------------------------------------
                                                                      1,291,000
--------------------------------------------------------------------------------
Banks (0.2%)
 ................................................................................
   695,000                   Chevy Chase Savings
                             Bank Inc.
                             sub. deb. 9/1//4s, 2005                    708,900
-------------------------------------------------------------------------------
Broadcasting (2.3%)
 ................................................................................
 1,000,000                   Argyle Television Corp.
                             sr. sub. notes
                             9/3//4s, 2005                              995,000
 ................................................................................
   825,000                   Commodore Media, Inc.
                             sr. sub. notes
                             stepped-coupon 7/1//2s
                             (13/1//4s, 5/1/98),
                             2003++                                     775,500
 ................................................................................
   750,000                   New City Broadcasting
                             Corp. sr. sub.
                             notes 11/3//8s, 2003                       690,000
 ................................................................................
   425,000                   Outlet Broadcasting,
                             Inc. sr. sub. notes
                             10/7//8s, 2003                             468,031
 ................................................................................
   750,000                   Panamsat (L.P.) sr.
                             sub. notes stepped-
                             coupon zero %
                             (11/3//8s, 8/1/98),
                             2003++                                     615,000
 ................................................................................
 1,250,000                   Paxson Communications
                             Corp. 144A
                             sr. sub. notes
                             11/5//8s, 2002                           1,278,125
 ................................................................................
   827,000                   Petracom Hldgs stepped
                             coupon
                             zero % (17/1//2s,
                             8/1/98), 2003++                            562,360
 ................................................................................
 1,150,000                   SFX Broadcasting, Inc.
                             sr. sub. notes
                             11/3//8s, 2000                           1,216,125
 ................................................................................
   530,000                   Telemedia Broadcasting
                             Corp. 144A
                             deb. stepped-coupon
                             6.4s (16s,
                             6/15/99), 2004++                           477,000
--------------------------------------------------------------------------------
                                                                      7,077,141
--------------------------------------------------------------------------------
Building and Construction (0.8%)
 ................................................................................
   250,000                   Miles Homes Services
                             sr. notes
                             12s, 2001                                  180,000
 ................................................................................
 1,000,000                    Presley Cos. sr. notes
                             12/1//2s, 2001                             795,000
 ................................................................................
   250,000                   Scotsman Group, Inc.
                             sr. secd. notes
                             9/1//2s, 2000                              252,500
 ................................................................................
   500,000                   Webb (DEL E.) Corp. sr.
                             notes
                             10/7//8s, 2000                             510,000
 ................................................................................
   750,000                   Webb (DEL E.) Corp. sr.
                             sub. deb.
                             9s, 2006                                   712,500
--------------------------------------------------------------------------------
                                                                      2,450,000
--------------------------------------------------------------------------------
Building Products (0.8%)
 ................................................................................
   750,000                   American Standard, Inc.
                             deb. 9/1//4s, 2016                         780,000
 ................................................................................
   750,000                   Inter-City Products sr.
                             notes 9/3//4s, 2000                        525,000
 ................................................................................
 1,000,000                   Schuller International
                             Corp. sr. notes
                             10/7//8s, 2004                           1,122,500
--------------------------------------------------------------------------------
                                                                      2,427,500
--------------------------------------------------------------------------------
Business Services (0.1%)
 ................................................................................
   250,000                   Corporate Express, Inc.
                             Ser. B, sr. sub.
                             notes 9/1//8s, 2004                        251,875
--------------------------------------------------------------------------------
Cable Television (2.7%)
 ................................................................................
   550,000                   Adelphia Communications
                             Corp. sr.
                             notes 12/1//2s, 2002                       539,000
 ................................................................................

                                                     PCM DIVERSIFIED INCOME FUND

 CORPORATE BONDS AND NOTES
----------------------------------------------------------------------------------------
 Principal Amount                                                               Value
 ........................................................................................
 CABLE TELEVISION (continued)
 ........................................................................................
   $50,000      Adelphia Communications Corp. notes
                Ser. B, 9 7/8s, 2005                                         $   45,000
 ........................................................................................
 1,097,256      Adelphia Communications Corp. sr. notes
                9 1/2s, 2004++++                                                905,236
 ........................................................................................
   100,000      Century Communications Corp. sr. sub.
                deb. 11 7/8s, 2003                                              107,750
 ........................................................................................
   500,000      Century Communications Corp. sr. notes
                9 3/4s, 2002                                                    522,500
 ........................................................................................
   500,000      Continental Cablevision, Inc. sr. deb.
                9 1/2s, 2013                                                    537,500
 ........................................................................................
 1,000,000      Continental Cablevision, Inc. 144A sr.
                notes 8.3s, 2006                                              1,002,500
 ........................................................................................
   750,000      Diamond Cable Communication Co. sr.
                disc. notes stepped-coupon zero %
                (11 3/4s, 12/15/00), 2005++                                     440,625
 ........................................................................................
   300,000      Insight Communications Co. sr. sub. notes
                stepped-coupon 8 1/4s (11 1/4s, 3/1/96),
                2000++                                                          297,000
 ........................................................................................
 1,500,000      Lenfest Communications sr. notes
                8 3/8s, 2005                                                  1,503,750
 ........................................................................................
 1,000,000      Marcus Cable Co. (L.P.) sr. sub. disc.
                notes stepped-coupon zero %
                (13 1/2s, 8/1/99), 2004++                                       752,500
 ........................................................................................
   500,000      Rogers Cablesystem Ltd. deb. 10 1/8s, 2012
                (Canada)                                                        526,250
 ........................................................................................
 2,060,000      Telewest Communications PLC deb.
                stepped-coupon zero %, (11s, 10/1/00),
                2007 (United Kingdom)++                                       1,236,000
----------------------------------------------------------------------------------------
                                                                              8,415,611
----------------------------------------------------------------------------------------
 CELLULAR COMMUNICATIONS (1.7%)
 ........................................................................................
   400,000      Cellular, Inc. sr. sub. disc. notes stepped-
                coupon zero % (11 3/4s, 9/1/98), 2003++                         318,000
 ........................................................................................
 1,000,000      Cencall Communications Corp. sr. disc.
                notes stepped-coupon zero %
                (10 1/8s, 1/15/99), 2004++                                      565,000
 ........................................................................................
   200,000      Centennial Cellular Corp. sr. notes
                8 7/8s, 2001                                                    197,000
 ........................................................................................
   750,000      Commnet Cellular Inc. bonds 11 1/4s, 2005                       791,250
 ........................................................................................
 1,500,000      Dial Call Communications, Inc. sr. disc.
                notes stepped-coupon zero %
                (12 1/4s, 4/15/99), 2004++                                      855,000
 ........................................................................................
 1,000,000      NEXTEL Communications, Inc. sr. disc.
                notes stepped-coupon zero %
                (11 1/2s, 9/1/98), 2003++                                       630,000
 ........................................................................................
   100,000      NEXTEL Communications, Inc. sr. disc.
                notes stepped-coupon zero %
                (9 3/4s, 2/15/99), 2004++                                        54,250
 ........................................................................................
 2,000,000      Pricellular Wireless Ser. B, sr. disc. notes
                stepped-coupon zero % (14s, 11/15/97),
                2001++                                                        1,760,000
----------------------------------------------------------------------------------------
                                                                              5,170,500
----------------------------------------------------------------------------------------
 CHEMICALS (0.8%)
 ........................................................................................
    750,000     Acetex Corp. 144A sr. notes 9 3/4s, 2003                        780,000
 ........................................................................................
 $1,200,000     G-I Holdings, Inc. Ser. B, sr. disc. notes
                zero %, 1998                                                   $930,000
 ........................................................................................
    750,000     Harris Chemical Corp. sr. secd. disc.
                notes stepped-coupon zero %
                (10 1/4s, 1/15/96), 2001++                                      712,500
----------------------------------------------------------------------------------------
                                                                              2,422,500
----------------------------------------------------------------------------------------
 COMPUTER EQUIPMENT (0.3%)
 ........................................................................................
  1,000,000     Computervision Corp. sr. sub. notes
                11 3/8s, 1999                                                 1,040,000
----------------------------------------------------------------------------------------
 CONTAINERS (0.3%)
 ........................................................................................
  1,000,000     Ivex Holdings Corp. sr. disc. deb.
                stepped-coupon zero %
                (13 1/4s, 3/15/00), 2005++                                      560,000
 ........................................................................................
    500,000     Ivex Packaging Corp. sr. sub. notes
                12 1/2s, 2002                                                   530,000
----------------------------------------------------------------------------------------
                                                                              1,090,000
----------------------------------------------------------------------------------------
 DEFENSE ELECTRONICS (0.2%)
 ........................................................................................
    700,000     Alliant Techsystems, Inc. sr. sub. notes
                11 3/4s, 2003                                                   771,750
----------------------------------------------------------------------------------------
 ELECTRIC UTILITIES (2.3%)
 ........................................................................................
    300,000     Cleveland Electric Illuminating Co.,
                1st mtge. Ser. B, 9 1/2s, 2005                                  310,500
 ........................................................................................
  1,300,000     First PV Funding deb. 10.15s, 2016                            1,329,250
 ........................................................................................
    750,000     Long Island Lighting Co. deb. 9s, 2022                          770,363
 ........................................................................................
    250,000     Long Island Lighting Co. deb. 8.9s, 2019                        252,398
 ........................................................................................
    500,000     Midland Funding Corp. II Ser. B, deb.
                13 1/4s, 2006                                                   547,500
 ........................................................................................
  1,740,000     Midland Funding Corp. II Ser. A deb.
                11 3/4s, 2005                                                 1,827,000
 ........................................................................................
  1,000,000     Niagara Mohawk Power Corp. 1st. mtge.
                8 3/4s, 2022                                                    962,500
 ........................................................................................
  1,000,000     Texas New Mexico Pwr. deb.
                12 1/2s, 1999                                                 1,125,000
----------------------------------------------------------------------------------------
                                                                              7,124,511
----------------------------------------------------------------------------------------
 ELECTRONICS (0.5%)
 ........................................................................................
  1,000,000     Amphenol Corp. sr. notes 10.45s, 2001                         1,100,000
 ........................................................................................
    750,000     International Semi-Tech. Corp. sr. secd.
                disc. notes stepped-coupon zero %
                (11 1/2s, 8/15/00), 2003 (Canada)++                             402,188
----------------------------------------------------------------------------------------
                                                                              1,502,188
----------------------------------------------------------------------------------------
 FINANCIAL SERVICES (0.3%)
 ........................................................................................
    350,000     AIM Management Group sr. secd. notes
                9s, 2003                                                        365,750
 ........................................................................................
    350,000     First Federal Financial Corp. notes
                11 3/4s, 2004                                                   341,250
 ........................................................................................
    400,000     Keystone Group, Inc. sr. secd.
                notes 9 3/4s, 2003                                              386,000
----------------------------------------------------------------------------------------
                                                                              1,093,000
----------------------------------------------------------------------------------------
 FOOD (0.7%)
 ........................................................................................
  1,400,000     Fresh Del Monte Produce Corp. NV Ser.
                B, sr. notes, 10s, 2003 (Netherlands)                         1,267,000
 ........................................................................................

                                                     PCM Diversified Income Fund

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Food (continued)
 ................................................................................
 $200,000                    Mafco, Inc. sr. sub. notes
                             11/7//8s, 2002                          $  206,000
 ................................................................................
  600,000                    Specialty Foods
                             Corp. Ser. B, sr.
                             notes
                             10/1//4s, 2001                             564,000
--------------------------------------------------------------------------------
                                                                      2,037,000
--------------------------------------------------------------------------------
Food Chains (0.9%)
 ................................................................................
  250,000                    Safeway, Inc. med.
                             term notes
                             8.57s, 2003                                271,250
 ................................................................................
1,000,000                    Southland Corp. 1st
                             priority sr. sub.
                             deb.
                             5s, 2003                                   832,500
 ................................................................................
  750,000                    Southland Corp. deb. Ser.
                             A, 4/1//2s, 2004                           585,000
 ................................................................................
1,000,000                    Stater Brothers sr. notes
                             11s, 2001                                  995,000
--------------------------------------------------------------------------------
                                                                      2,683,750
--------------------------------------------------------------------------------
Health Care (1.3%)
 ................................................................................
  830,000                    Columbia/HCA
                             Healthcare med. term
                             notes 7.58s, 2025                          891,213
 ................................................................................
  500,000                    Graphic Controls
                             Corp. 144A sr. sub.
                             notes 12s, 2005                            517,500
 ................................................................................
  585,000                    Ivac Corp. sr. notes
                             9/1//4s, 2002                              605,475
 ................................................................................
  800,000                    Merit Behavioral
                             Care 144A sr. sub.
                             notes 11/1//2s, 2005                       830,000
 ................................................................................
  100,000                    Quorum Health Group,
                             Inc. sr. sub.
                             notes 11/7//8s, 2002                       112,000
 ................................................................................
  750,000                    Tenet Healthcare
                             Corp. sr. sub. notes
                             10/1//8s, 2005                             834,375
 ................................................................................
  100,000                    Wright Medical
                             Technology, Inc.
                             Ser. B,
                             sr. secd. notes
                             10/3//4s, 2000                             103,000
--------------------------------------------------------------------------------
                                                                      3,893,563
--------------------------------------------------------------------------------
Insurance (0.9%)
 ................................................................................
  300,000                    American Annuity
                             Group, Inc. sr. sub.
                             notes 11/1//8s, 2003                       325,500
 ................................................................................
  350,000                    Reliance Group
                             Holdings, Inc. sr.
                             sub.
                             deb. 9/3//4s, 2003                         360,500
 ................................................................................
  200,000                    Reliance Group
                             Holdings, Inc. sr.
                             notes
                             9s, 2000                                   205,750
 ................................................................................
1,750,000                    Terra Nova Insurance
                             Holdings sr. notes
                             10/3//4s, 2005
                             (United Kingdom)                         1,907,500
--------------------------------------------------------------------------------
                                                                      2,799,250
--------------------------------------------------------------------------------
Lodging (0.8%)
 ................................................................................
  700,000                    HMH Properties, Inc.
                             sr. notes
                             9/1//2s, 2005                              714,000
 ................................................................................
1,000,000                    John Q. Hammons
                             Hotels, Inc. 1st
                             mtge.
                             8/7//8s, 2004                              990,000
 ................................................................................
  550,000                    La Quinta Motor
                             Inns, Inc. deb.
                             9/1//4s, 2003                              583,000
--------------------------------------------------------------------------------
                                                                      2,287,000
--------------------------------------------------------------------------------
Metals and Mining (0.3%)
 ................................................................................
  700,000                    Kaiser Aluminum &
                             Chemical Corp. sr.
                             sub. notes 12/3//4s,
                             2003                                       766,500
--------------------------------------------------------------------------------
Motion Picture Distribution (0.6%)
 ................................................................................
1,600,000                    Act III Theatres,
                             Inc. sr. sub. notes
                             11/7//8s, 2003                           1,736,000
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Office Equipment (0.1%)
 ................................................................................
 $400,000                    United Stationer Supply,
                             Inc. sr. sub. notes
                             12/3//4s, 2005                          $  436,000
--------------------------------------------------------------------------------
Oil and Gas (1.7%)
 ................................................................................
  100,000                    Chesapeake Energy Corp. sr.
                             notes
                             12s, 2001                                  108,000
 ................................................................................
  600,000                    Chesapeake Energy Corp. sr.
                             notes
                             10/1//2s, 2002                             628,500
 ................................................................................
  320,000                    Flores & Rucks, Inc. sr.
                             notes 13/1//2s, 2004                       363,200
 ................................................................................
1,000,000                    Gulf Canada Resources Ltd.
                             sr. sub. notes
                             9/5//8s, 2005 (Canada)                   1,055,000
 ................................................................................
  200,000                    Maxus Energy Corp. global
                             notes
                             9/7//8s, 2002                              201,000
 ................................................................................
  500,000                    Maxus Energy Corp. notes
                             9/1//2s, 2003                              487,500
 ................................................................................
  552,000                    Maxus Energy Corp. deb.
                             8/1//2s, 2008                              502,320
 ................................................................................
1,250,000                    TransTexas Gas Corp. sr.
                             secd. notes
                             11/1//2s, 2002                           1,290,625
 ................................................................................
  500,000                    Triton Energy sr. sub.
                             disc. notes stepped-
                             coupon zero % (9/3//4s,
                             12/15/96), 2000++                          471,250
--------------------------------------------------------------------------------
                                                                      5,107,395
--------------------------------------------------------------------------------
Paging (0.5%)
 ................................................................................
  500,000                    A+ Network Inc. sr. sub.
                             notes
                             11/7//8s, 2005                             503,750
 ................................................................................
  250,000                    Mobile Telecommunications
                             Tech. sr.
                             notes 13/1//2s, 2002                       278,750
 ................................................................................
  500,000                    Mobilemedia Corp. sr. sub.
                             notes
                             9/3//8s, 2007                              515,000
 ................................................................................
  100,000                    Pagemart, Inc. sr. disc.
                             notes stepped-
                             coupon zero % (12/1//4s,
                             11/1/98), 2003++                            74,500
--------------------------------------------------------------------------------
                                                                      1,372,000
--------------------------------------------------------------------------------
Paper and Forest Products (1.0%)
 ................................................................................
  750,000                    APP International Finance
                             Co. notes
                             11/3//4s, 2005 (Netherlands)               735,000
 ................................................................................
  400,000                    Gaylord Container Corp. sr.
                             sub. disc.
                             deb. stepped-coupon zero %
                             (12/3//4s, 5/15/96), 2005++                394,000
 ................................................................................
  350,000                    Riverwood International
                             Corp. sr. sub.
                             notes 11/1//4s, 2002                       379,750
 ................................................................................
  250,000                    Riverwood International
                             Corp. sr. sub.
                             notes 10/3//8s, 2004                       278,125
 ................................................................................
  250,000                    Stone Container Corp. deb.
                             sr. sub. notes
                             11/1//2s, 1999                             251,250
 ................................................................................
  500,000                    Stone Container Corp. 1st
                             mtge.
                             10/3//4s, 2002                             516,250
 ................................................................................
  375,000                    Stone Container Corp. sr.
                             sub. notes
                             9/7//8s, 2001                              364,688
--------------------------------------------------------------------------------
                                                                      2,919,063
--------------------------------------------------------------------------------
Publishing (0.3%)
 ................................................................................
  600,000                    Marvel Holdings, Inc. Ser.
                             B, sr. notes,
                             zero %, 1998                               432,000
 ................................................................................

                                                     PCM Diversified Income Fund

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
Publishing (continued)
 ................................................................................
 $500,000                    Marvel III Holdings, Inc. sr. Ser. B
                             notes 9 1/8s, 1998                     $   460,000
--------------------------------------------------------------------------------
                                                                        892,000
--------------------------------------------------------------------------------
Rail Equipment (0.2%)
 ................................................................................
  500,000                    Westinghouse Air Brake sr. notes
                             9 3/8s, 2005                               521,250
--------------------------------------------------------------------------------
Real Estate (0.3%)
 ................................................................................
  820,000                    Chelsea Piers Ser. B, 1st mtge.
                             disc. notes
                             stepped-coupon zero % (12 1/2s,
                             6/15/96), 2004++                           774,900
 ................................................................................
   50,000                    Chelsea Piers 144A Ser. B, stepped-
                             coupon zero % (11s, 6/15/99), 2009++        47,625
--------------------------------------------------------------------------------
                                                                        822,525
--------------------------------------------------------------------------------
Recreation (2.2%)
 ................................................................................
  150,000                    Arizona Charlies Corp. Ser. B, 1st
                             mtge. 12s, 2000+                           105,000
 ................................................................................
   40,000                    Capitol Queen Corp. Ser. B, 1st mtge.
                             notes 12s, 2000+                            32,000
 ................................................................................
  675,000                    Casino America, Inc. 1st mtge.
                             11 1/2s, 2001                              624,375
 ................................................................................
  200,000                    Elsinore Corp. 1st mtge. 20s, 2000
                             (In Default)+                              170,000
 ................................................................................
  500,000                    Grand Casinos, Inc. 1st mtge.
                             10 1/8s, 2003                              521,250
 ................................................................................
  600,000                    Grate Bay Property Funding Corp. 1st
                             mtge. 10 7/8s, 2004                        526,500
 ................................................................................
1,250,000                    Lady Luck Gaming Corp. Ser. B, 1st
                             mtge. 10 1/2s, 2001                        962,500
 ................................................................................
  576,000                    Louisiana Casino Cruises Corp. 1st
                             mtge. 11 1/2s, 1998                        564,480
 ................................................................................
  700,000                    Mohegan Tribal Gaming 144A sr. notes
                             13 1/2s, 2002                              756,000
 ................................................................................
1,000,000                    Premier Parks, Inc. Ser. A, sr. notes
                             12s, 2003                                1,035,000
 ................................................................................
  490,000                    Stratosphere Corp. 1st mtge.
                             14 1/4s, 2002                              554,313
 ................................................................................
  108,000                    Trump Castle Funding Corp. sr. sub.
                             notes 11 1/2s, 2000                        108,000
 ................................................................................
  400,000                    Trump Holdings & Funding Corp. sr.
                             notes 15 1/2s, 2005                        428,000
 ................................................................................
  250,000                    Trump Plaza Funding, Inc. 1st mtge.
                             notes 10 7/8s, 2001                        258,750
 ................................................................................
    1,003                    Trump Taj Mahal Funding, Inc. Ser.
                             A, deb. 11.35s, 1999++++                       965
--------------------------------------------------------------------------------
                                                                      6,647,133
--------------------------------------------------------------------------------
Restaurants (0.3%)
 ................................................................................
  450,000                    Flagstar Corp. sr. sub. notes
                             11 3/8s, 2003                              319,500
 ................................................................................
  900,000                    Flagstar Corp. sr. sub. deb.
                             11 1/4s, 2004                              641,250
--------------------------------------------------------------------------------
                                                                        960,750
--------------------------------------------------------------------------------
Retail (1.0%)
 ................................................................................
  500,000                    Brylane (L.P.) sr. sub. notes 10s,
                             2003                                       442,500
 ................................................................................
  100,000                    County Seat Stores Inc. sr. sub.
                             notes 12s, 2002                             80,000
 ................................................................................

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
  $50,000                    Finlay Enterprises, Inc. sr. notes
                             10 5/8s, 2003                          $    48,500
 ................................................................................
  680,000                    Finlay Enterprises, Inc. sr. disc. deb.
                             stepped-coupon zero % (12s, 5/1/98),
                             2005++                                     448,800
 ................................................................................
1,650,000                    Loehmanns' Holdings, Inc. sr. sub.
                             notes 13 3/4s, 1999                      1,551,000
 ................................................................................
  100,000                    Parisian, Inc. sr. sub. notes
                             9 7/8s, 2003                                84,000
 ................................................................................
  100,000                    Service Merchandise Co., Inc. sr.
                             sub. deb. 9s, 2004                          81,250
 ................................................................................
  250,000                    Specialty Retailers, Inc. notes 10s,
                             2000                                       234,375
--------------------------------------------------------------------------------
                                                                      2,970,425
--------------------------------------------------------------------------------
Shipping (0.2%)
 ................................................................................
  100,000                    Eletson Holdings, Inc. 1st. pfd.
                             mtge. notes 9 1/4s, 2003 (Greece)           98,500
 ................................................................................
  410,000                    Viking Star Shipping sr. secd. notes
                             9 5/8s, 2003                               420,250
--------------------------------------------------------------------------------
                                                                        518,750
--------------------------------------------------------------------------------
Steel (0.4%)
 ................................................................................
1,250,000                    Ispat Mexicana, SA 144A deb.
                             10 3/8s, 2001 (Mexico)                   1,137,500
--------------------------------------------------------------------------------
Telecommunication (0.1%)
 ................................................................................
  250,000                    Fonorola, Inc. sr. notes 12 1/2s,
                             2002 (Canada)                              262,500
--------------------------------------------------------------------------------
Telephone Services (0.3%)
 ................................................................................
1,570,000                    Intelcom Group, Inc. 144A sr. disc.
                             notes stepped-coupon zero %
                             (13 1/2s, 9/15/00), 2005++                 918,450
--------------------------------------------------------------------------------
Textiles (0.2%)
 ................................................................................
  250,000                    Decorative Home Accents
                             Ser. B sr. notes
                             13s, 2002                                  247,500
 ................................................................................
  450,000                    Foamex (L.P.) Capital Corp. Ser. B,
                             sr. disc. notes stepped-coupon zero %
                             (14s, 7/1/99), 2004++                      252,000
--------------------------------------------------------------------------------
                                                                        499,500
--------------------------------------------------------------------------------
                             Total Corporate Bonds and Notes
                             (cost $89,805,946)                     $89,953,608
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (23.6%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
AUD         1,770,000        Australia (Government of) bonds
                             12s, 2001                              $ 1,562,614
 ................................................................................
CAD         2,480,000        Canada (Government of) deb. 9s, 2004     2,046,681
 ................................................................................
CAD           265,000        Canada (Government of) deb. 8 3/4s,        216,951
                             2005
 ................................................................................
CAD         4,620,000        Canada (Government of) bonds 7s, 1997    3,445,538
 ................................................................................
DKK        44,835,000        Denmark (Government of) bonds
                             8s, 2003                                 8,575,744
 ................................................................................
FRF        15,660,000        France Treasury bill 7 3/4s, 2000        3,422,183
 ................................................................................
DEM         4,840,000        Germany (Republic of) bonds 7 3/8s,
                             2005                                     3,677,888
 ................................................................................
DEM         2,540,000        Germany (Republic of) bonds 6 7/8s,
                             2005                                     1,870,947
 ................................................................................
DEM        10,570,000        Germany (Republic of) bonds 6 1/4s,
                             2024                                     6,852,083
 ................................................................................
ITL     6,570,000,000        Italy (Government of) bonds 12s, 2003    4,416,433
 ................................................................................

                                                     PCM Diversified Income Fund

FOREIGN GOVERNMENT BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                        Value
 ................................................................................
ITL 2,530,000,000            Italy (Government of)
                             bonds 10/1//2s, 2005              $      1,586,233
 ................................................................................
ITL 4,880,000,000            Italy (Government of) deb.
                             10/1//2s, 2000                           3,100,200
 ................................................................................
ITL 3,405,000,000            Italy (Government of)
                             notes 8/1//2s, 1999                      2,053,729
 ................................................................................
USD       290,000            Morocco (Government
                             of) notes
                             6/3//4s, 2004                              226,200
 ................................................................................
USD       286,000            Morocco (Government
                             of) bonds
                             6.594s, 2009                               191,620
 ................................................................................
NLG       500,000            Netherlands
                             (Government of) bonds
                             9s, 2000                                   359,770
 ................................................................................
USD       248,000            Panama (Republic of) FRN
                             6/3//4s, 2002                              211,420
 ................................................................................
USD       754,000            Russia (Government
                             of) non performing,
                             zero %, 1999+                              255,418
 ................................................................................
ESP  432,400,000             Spain (Government of)
                             bonds
                             10.833s, 2000                            3,903,405
 ................................................................................
ESP  512,000,000             Spanish (Government
                             of) bonds
                             10.15s, 2006                             4,288,978
 ................................................................................
DEM    8,935,000             Treuhandanstalt
                             (Germany Government
                             of) bonds 7/1//8s,
                             2003                                     6,711,970
 ................................................................................
USD       318,000            US Dollar Certificate
                             of Deposit (Issued by
                             CSFP (Credit Suisse
                             Financial Products)
                             The principal at
                             redemption is linked
                             to the bid price for the
                             Russian Ministry of
                             Finance dollar
                             denominated local
                             bond.)
                             2.5%, 5/14/1999                            191,595
 ................................................................................
GBP     2,170,000            United Kingdom
                             Treasury bonds
                             7/1//2s, 2006                            3,379,275
 ................................................................................
GBP     5,950,000            United Kingdom Treasury
                             notes 7s, 2001                           9,231,169
--------------------------------------------------------------------------------
                             Total Foreign
                             Government Bonds and
                             Notes (cost
                             $69,231,677)                           $71,778,044
--------------------------------------------------------------------------------
UNITS (2.9%)*
--------------------------------------------------------------------------------
Number of Units                                                            Value
 ................................................................................
      500                    Australis Media units
                             stepped-coupon zero %
                             (14s, 5/15/00), 2003
                             (Australia)++                     $        361,250
 ................................................................................
       80                    Celcaribe S.A. 144A units
                             stepped-coupon
                             zero % (13/1//2s,
                             3/15/98), 2004++                           744,000
 ................................................................................
    1,840                    Cellnet Data Systems Inc.
                             units stepped-
                             coupon zero % (13s,
                             6/15/00), 2005++                         1,094,800
 ................................................................................
    1,100                    Comunicacion Celular SA
                             144A units stepped-
                             coupon zero % (13/1//8s,
                             11/15/00), 2003
                             (Colombia)++                               624,250
 ................................................................................
      900                    Fitzgerald Gaming Co.
                             units 13s, 2002                            841,500
 ................................................................................
      145                    GST Telecommunications,
                             Inc. 144A unit
                             stepped-coupon zero %
                             (13/7//8s, 12/15/00),
                             2005 (Canada)++                            696,000
 ................................................................................
      250                    Health-O-Meter Product
                             units 13s, 2002                            212,500
 ................................................................................
      500                    ICF Kaiser International,
                             Inc. units
                             12s, 2003                                  470,000
 ................................................................................
  400,000                    Intermedia Communications
                             of Florida units
                             Ser. B, sr. notes
                             13/1//2s, 2005                             446,000
 ................................................................................
    3,700                    SDW Holdings Corp. 144A
                             units
                             15s, 2006+                               1,036,000
 ................................................................................


UNITS
--------------------------------------------------------------------------------
Number of Units                                                            Value
 ................................................................................
    1,300                    Terex Corp. 144A units
                             13/3//4s, 2002                    $      1,137,500
 ................................................................................
  221,000                    Total Renal Care Holdings,
                             Inc. units sr.
                             sub. disc. notes
                             stepped-coupon zero %
                             (12s, 8/15/97), 2004++                     212,160
 ................................................................................
      600                    Winstar Communications,
                             Inc. 144A
                             units stepped-coupon zero %
                             (14s, 10/15/2000), 2005++                  957,000
--------------------------------------------------------------------------------
                             Total Units (cost                 $      8,832,960
                             $7,379,293)
--------------------------------------------------------------------------------
BRADY BONDS (2.3%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$ 472,000                    Argentina (Republic of) FRN
                             6.813s, 2005                      $        336,300
 ................................................................................
1,601,000                    Argentina (Republic of)
                             bonds
                             6.563s, 2023                             1,050,656
 ................................................................................
1,098,000                    Argentina (Republic of)
                             bonds 5s, 2023                             627,233
 ................................................................................
1,062,000                    Brazil (Federative
                             Republic of) bonds
                             4/1//4s, 2024                              562,860
 ................................................................................
1,185,000                    Brazil (Government of)
                             notes
                             6.812s, 2024                               733,219
 ................................................................................
  155,000                    Brazil (Republic of) FRN
                             6.813s, 2006                               106,756
 ................................................................................
  347,700                    Brazil (Republic of) FRN
                             6.375s, 2001                               299,457
 ................................................................................
  456,320                    Brazil (Republic of) bond
                             4s, 2014                                   261,243
 ................................................................................
  722,000                    Government of Mexico Disc.
                             FRN,
                             Ser. A, 6.766s, 2019                       520,743
 ................................................................................
  268,000                    Government of Mexico Disc.
                             FRN,
                             Ser. C, 6.609s, 2019                       193,295
 ................................................................................
  442,000                    Philippines (Central Bank
                             of) bonds
                             6/1//4s, 2017                              328,185
 ................................................................................
  250,000                    Philippines (Central Bank
                             of) bonds
                             5s, 2008                                   193,438
 ................................................................................
  677,000                    Poland (Government of) FRN
                             6.875s,
                             2024                                       511,135
 ................................................................................
  169,000                    Poland (Government of)
                             Ser. RSTA,
                             FRB 2/3//4s, 2024                           83,233
 ................................................................................
  500,000                    United Mexican States FRN
                             7.609s, 2008                               447,500
 ................................................................................
  985,000                    United Mexican States deb.
                             Ser. B,
                             6/1//4s, 2019                              641,481
--------------------------------------------------------------------------------
                             Total Brady Bonds (cost
                             $6,326,765)                       $      6,896,734
--------------------------------------------------------------------------------
PREFERRED STOCKS (1.2%)*
--------------------------------------------------------------------------------
Number of Shares                                                           Value
 ................................................................................
   10,000                    California Federal Bank
                             Ser. B, $10.625
                             exch. pfd.                        $      1,085,000
 ................................................................................
   11,000                    First Nationwide Bank
                             $11.50 pfd.                              1,226,500
 ................................................................................
   10,600                    Fitzgeralds Gaming $3.75
                             pfd.                                       265,000
 ................................................................................
    5,991                    Foxmeyer Health Corp. Ser.
                             A,
                             $4.20 pfd.++                               223,914
 ................................................................................

PREFERRED STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                           Value
 ................................................................................
        50                   Grand Union Holdings Ser. C, $12.00
                             pfd. (acquired 11/5/93 cost $5,775) (In
                             Default)++++                                    $1
 ................................................................................
     3,950                   Pantry Pride Inc. Ser. B, $14.875 pfd.     406,850
 ................................................................................
    12,015                   Pyramid Communications, Inc. Ser. C,
                             $3.125 exch. pfd.+                         312,394
 ................................................................................
                             Total Preferred Stocks
                             (cost $3,297,582)                       $3,519,659
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.6%)* (cost $1,960,088)
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
$1,965,000                   Sears Credit Account Master Trust
                             Ser. 95-5 Class A 6.05s, 2004           $1,969,421
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.4%)*
--------------------------------------------------------------------------------
Number of Shares                                                           Value
 ................................................................................
    30,000                   Cablevision Systems Corp. Ser. I,
                             $2.125 cv. pfd.                           $817,500
 ................................................................................
     5,000                   Granite Broadcasting $1.938 cv. pfd.       270,000
 ................................................................................
                             Total Convertible Preferred Stocks
                             (cost $1,050,625)                       $1,087,500
--------------------------------------------------------------------------------
COMMON STOCKS (0.3%)*
--------------------------------------------------------------------------------
Number of Shares                                                           Value
     3,075                   Chesapeake Energy Corp.+                 $ 102,244
 ................................................................................
       250                   Decorative Home Accents 144A                 2,500
 ................................................................................
     4,500                   Echostar Communications Corp.
                             Class A+                                   109,125
 ................................................................................
     8,403                   Elsinore Corp.+                              5,252
 ................................................................................
    41,976                   Grand Union Co. (acquired 6/20/95
                             cost $1,755,922)++++                       314,820
 ................................................................................
        61                   Premium Holdings L.P. 144A+                  5,501
 ................................................................................
       350                   Pyramid Communications, Inc. New
                             Class B 144A+                               26,254
 ................................................................................
     2,040                   Total Renal Care Holdings, Inc.+            60,180
 ................................................................................
    18,000                   Total Renal Care Holdings, Inc.            337,140
 ................................................................................
                             Total Common Stocks (cost $1,968,477)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.2%)* (cost $401,766)
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
  $677,000                   Pricellular Wireless cv. sub.
                             notes stepped-coupon zero %, (10/3//4s,
                             8/15/00), 2004                            $518,751
--------------------------------------------------------------------------------
PURCHASED CALL OPTIONS OUTSTANDING (0.1%)*
--------------------------------------------------------------------------------
Principal Amount                                 Expiration Date/
                                                   Strike Price            Value
 ................................................................................
ITL 10,082,600,000      Italian (Government
                        of) deb. 10/1//2s, 2005  Jan. 96 ITL 96.5      $183,545
 ................................................................................
       $17,200,000      US Dollars In
                        Exchange for
                        Deutschemarks            Feb. 96 $1.49           41,280
--------------------------------------------------------------------------------
                        Total Purchased Call
                        Options Outstanding
                        (cost $177,211)                                $224,825
--------------------------------------------------------------------------------
WARRANTS (0.1%)*
--------------------------------------------------------------------------------
Number of                                              Expiration
 Warrants                                                    Date         Value
 ................................................................................
     5,000     Becker Gaming Corp. 144A                  11/15/00  $      2,500
 ................................................................................
     2,275     Capital Gaming International, Inc.          2/1/99           284
 ................................................................................
       163     Casino America, Inc.                      11/15/96            16
 ................................................................................
       575     Commodore Media 144A                        5/1/00        60,375
 ................................................................................
       100     County Seat Holdings, Inc.                10/15/98         1,000
 ................................................................................
     1,500     Dial Page, Inc.                             1/1/97            15
 ................................................................................
     1,800     Fitzgerald Gaming Co.                      3/15/99         9,000
 ................................................................................
       450     Foamex (L.P.) Capital Corp. 144A            7/1/99         6,750
 ................................................................................
     5,181     Intelcom Group 144A                       10/15/05        25,905
 ................................................................................
       400     Intermedia Communications 144A              6/1/00         4,000
 ................................................................................
       678     Louisiana Casino Cruises, Inc. 144A        12/1/98        10,170
 ................................................................................
     3,000     Miles Homes, Inc.                           4/1/97         1,500
 ................................................................................
       460     Pagemart, Inc. 144A                       12/31/03         4,140
 ................................................................................
     2,000     Petracom Holdings, Inc. 144A                8/1/05        14,250
 ................................................................................
     4,194     President Riverboat Casinos, Inc.          9/30/99        16,776
 ................................................................................
        12     Telemedia Broadcasting                      4/1/04         9,008
 ................................................................................
     2,880     UCC Investor Holding, Inc.                10/30/99        27,360
 ................................................................................
       400     Universal Outdoor, Inc. 144A                7/1/04        16,000
 ................................................................................
               Total Warrants
               (cost $198,628)                                     $    209,049
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.0%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
IDR 1,000,000,000               Bank Negara Certificate of
                                Deposit zero %, July 18, 1996      $    417,572
 ................................................................................
      $13,000,000               Federal National Mortgage
                                Association effective yield of
                                5.78%, January 24, 1996              12,951,806
 ................................................................................
                                U.S. Dollar Certificate of
                                Deposit, (Issued by J. P.
                                Morgan Securities, Inc. The
                                principal at redemption is
                                linked to the bid price for the
                                Polish Treasury Bill, at
                                maturity, multiplied by the
                                changes in the spot rate of
                                the Polish Zloty from issue
                                date to maturity date).
          357,259               zero %, January 31, 1996                369,004
 ................................................................................
          118,214               zero %, December 18, 1996                97,676
 ................................................................................
        7,445,000               Interest in $308,242,000 joint
                                repurchase agreement dated
                                December 29, 1995 with
                                Lehman Brothers Inc. due
                                January 2, 1996 with respect
                                to various U.S. Treasury
                                obligations-maturity value of
                                $7,451,100 for an effective
                                yield of 5.90%                        7,449,881
--------------------------------------------------------------------------------
                                Total Short-Term Investments
                                (cost $21,259,049)                 $ 21,285,939
--------------------------------------------------------------------------------
                                Total Investments
                                (cost $292,147,041)***             $298,767,167
--------------------------------------------------------------------------------

                                                     PCM Diversified Income Fund

Forward Cross Currency Contracts at December 31, 1995
--------------------------------------------------------------------------------

Currency           Market  Currency Sold       Market  Delivery     Unrealized
Purchased           Value                       Value      Date   Appreciation
 ................................................................................
British
 Pounds        $3,268,969  Deutschemarks  $ 3,235,983   3/13/96      $  32,986
 ................................................................................
Danish
 Krona          2,161,742  Deutschemarks    2,160,287   3/13/96          1,455
 ................................................................................
Italian Lira    4,550,710  Deutschemarks    4,500,569   3/13/96         50,141
 ................................................................................
                                                                     $  84,582
--------------------------------------------------------------------------------
Forward Currency Contracts to Buy at  December 31, 1995
 (aggregate face value $37,916,175)
--------------------------------------------------------------------------------
                                  Market    Aggregate  Delivery     Unrealized
                                   Value   Face Value      Date  Appreciation/
                                                                 (Depreciation)
 ................................................................................
Australian Dollars           $ 2,489,956  $ 2,482,476   3/13/96      $   7,480
 ................................................................................
Canadian Dollars               2,351,419    2,351,063   3/13/96            356
 ................................................................................
Deutschemarks                  8,271,772    8,281,314   3/13/96         (9,542)
 ................................................................................
French Francs                  6,221,715    6,126,912   3/13/96         94,803
 ................................................................................
Japanese Yen                  12,522,793   12,854,088   3/13/96       (331,295)
 ................................................................................
Spanish Peseta                 3,356,016    3,311,312   3/13/96         44,704
 ................................................................................
Swedish Krona                  2,470,775    2,509,010   3/13/96         38,235
--------------------------------------------------------------------------------
                                                                     $(231,729)
--------------------------------------------------------------------------------
Forward Currency Contracts To Sell at  December 31, 1995
 (aggregate face value $62,503,191)
--------------------------------------------------------------------------------
                                  Market    Aggregate  Delivery     Unrealized
                                   Value   Face Value      Date  Appreciation/
                                                                 (Depreciation)
 ................................................................................
British Pounds               $ 5,616,579  $ 5,576,860   3/13/96      $ (39,719)
 ................................................................................
Canadian Dollars               2,783,612    2,782,639   3/13/96           (973)
 ................................................................................
Danish Krona                   6,226,717    6,219,112   3/13/96         (7,605)
 ................................................................................
Deutschemarks                 21,787,755   21,813,762   3/13/96         26,007
 ................................................................................
Italian Lira                   5,322,637    5,266,308   3/13/96        (56.329)
 ................................................................................
Japanese Yen                   8,056,884    8,161,348   3/13/96        104,464
 ................................................................................
Netherland Guilders              231,192      231,250   3/13/96             58
 ................................................................................
Spanish Peseta                 7,951,554    7,893,167   3/13/96        (58,387)
 ................................................................................
Swiss Francs                   4,602,351    4,558,745   3/13/96        (43,606)
 ................................................................................
                                                                     $ (76,090)
--------------------------------------------------------------------------------
See page 97 for Notes to the Portfolios.





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Portfolio of investments owned
December 31, 1995


COMMON STOCKS (94.0%)*
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
Apparel (0.5%)
 ................................................................................
 59,500            Tommy Hilfiger Corp.+                          $  2,521,313
--------------------------------------------------------------------------------
Biotechnology (0.6%)
 ................................................................................
 66,700            IDEXX Laboratories, Inc.+                         3,134,900
--------------------------------------------------------------------------------
Broadcasting (3.8%)
 ................................................................................
 70,300            Clear Channel Communications, Inc.+               3,101,988
 ................................................................................
 69,000            Emmis Broadcasting Corp. Class A+                 2,139,000
 ................................................................................
 59,600            Evergreen Media Corp. Class A+                    1,907,200
 ................................................................................
151,300            Infinity Broadcasting Corp. Class A+              5,635,925
 ................................................................................
 43,600            LIN Television Corp.+                             1,297,100
 ................................................................................
 82,650            Renaissance Communications Corp                   1,828,631
 ................................................................................
 45,600            SFX Broadcasting, Inc. Class A+                   1,379,400
 ................................................................................
 46,900            Sinclair Broadcast Group, Inc.
                   Class A+                                            809,025
 ................................................................................
104,000            Westwood One, Inc.+                               1,469,000
--------------------------------------------------------------------------------
                                                                    19,567,269
--------------------------------------------------------------------------------
Business Services (6.9%)
 ................................................................................
 86,400            Airgas, Inc.+                                     2,872,800
 ................................................................................
 95,400            Alternative Resources Corp.+                      2,885,850
 ................................................................................
  2,300            Corestaff, Inc.+                                     83,950
 ................................................................................
193,900            Corporate Express, Inc.+                          5,841,238
 ................................................................................
118,500            Danka Business Systems PLC ADR
                   (United Kingdom)+                                 4,384,500
 ................................................................................
 12,300            Flight Safety International, Inc.                   618,075
 ................................................................................
 45,800            Input/Output, Inc.+                               2,644,950
 ................................................................................
119,100            Manpower, Inc.                                    3,349,688
 ................................................................................
 81,813            Paychex, Inc.                                     4,080,423
 ................................................................................
658,000            Rentokil Group Ord. PLC
                   (United Kingdom)                                  3,416,665
 ................................................................................
123,900            Robert Half International, Inc.+                  5,188,313
--------------------------------------------------------------------------------
                                                                    35,366,452
--------------------------------------------------------------------------------
Cable Television (1.5%)
 ................................................................................
 23,900            Cablevision Systems Corp.
                   Class A+                                          1,296,575
 ................................................................................
136,100            Century Communications Corp.
                   Class A+                                          1,088,800
 ................................................................................
 89,400            Comcast Corp. Special Class A                     1,625,963
 ................................................................................
 23,900            TCA Cable TV, Inc.                                  660,238
 ................................................................................
 30,525            Tele-Comm Liberty Media Group, Inc.
                   Class A+                                            820,359
 ................................................................................
122,100            Tele-Communications Inc. Class A+                 2,426,738
--------------------------------------------------------------------------------
                                                                     7,918,673
--------------------------------------------------------------------------------
Computer Services (6.6%)
 ................................................................................
253,100            America Online, Inc.+                             9,491,250
 ................................................................................
 45,300            Broadway & Seymour, Inc.+                           736,125
 ................................................................................
                                                     PCM New Opportunities Fund
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
 53,500            CBT Group PLC ADR(Ireland)+                    $  2,835,500
 ................................................................................
 16,100            CMG Information Services, Inc.+                   1,495,288
 ................................................................................
 87,100            Cambridge Technology Partners, Inc.+              5,008,250
 ................................................................................
 40,900            Computer Horizons Corp.+                          1,554,200
 ................................................................................
 60,700            First Data Corp.                                  4,059,313
 ................................................................................
 71,400            Fiserv Inc.+                                      2,142,000
 ................................................................................
 23,900            NETCOM On-Line Communication
                   Services, Inc.+                                     860,400
 ................................................................................
 60,400            PsiNet, Inc.+                                     1,381,650
 ................................................................................
 23,700            Secure Computing Corp.+                           1,327,200
 ................................................................................
 84,900            Tivoli Systems, Inc.+                             2,865,375
--------------------------------------------------------------------------------
                                                                    33,756,551
--------------------------------------------------------------------------------
Computer Software (13.0%)
 ................................................................................
 29,400            Baan Co., N.V. (Netherlands)+                     1,330,350
 ................................................................................
 53,600            Business Objects S.A., ADR (France)               2,592,900
 ................................................................................
 42,000            Computer Associates Intl., Inc.                   2,388,750
 ................................................................................
 24,200            Datalogix International, Inc.+                      305,525
 ................................................................................
101,800            Discreet Logic, Inc.(Canada)+                     2,545,000
 ................................................................................
100,000            Electronic Arts, Inc.+                            2,612,500
 ................................................................................
 93,000            GT Interactive Software Corp.+                    1,302,000
 ................................................................................
 82,400            Informix Corp.+                                   2,472,000
 ................................................................................
 52,400            Insignia Solutions, Inc. ADR
                   (United Kingdom)+                                   615,700
 ................................................................................
 95,000            Inso Corporation+                                 4,037,500
 ................................................................................
 37,500            Intuit, Inc.+                                     2,925,000
 ................................................................................
 29,800            Legato Systems, Inc.+                               923,800
 ................................................................................
 40,800            Macromedia, Inc.+                                 2,131,800
 ................................................................................
 50,700            Maxis, Inc.+                                      1,926,600
 ................................................................................
 80,500            Mercury Interactive Corp.+                        1,469,125
 ................................................................................
  8,700            Metatools, Inc.+                                    226,200
 ................................................................................
 22,700            Microsoft Corp.+                                  1,991,925
 ................................................................................
 10,000            Netscape Communications Corp.+                    1,390,000
 ................................................................................
 44,700            Novadigm, Inc.+                                   1,268,363
 ................................................................................
 99,500            Novell, Inc.+                                     1,417,875
 ................................................................................
 63,400            Objective Systems Integrators, Inc.+              3,471,150
 ................................................................................
 62,500            Parametric Technology Corp.+                      4,156,250
 ................................................................................
 64,300            PeopleSoft, Inc.+                                 2,764,900
 ................................................................................
 73,800            Platinum Software Corp.+                            415,125
 ................................................................................
 27,900            Project Software & Development,
                   Inc.+                                               973,013
 ................................................................................
 26,800            Scopus Technology, Inc.+                            676,700
 ................................................................................
 78,400            Security Dynamics Technologies,
                   Inc.+                                             4,272,800
 ................................................................................
  5,100            Sierra On-Line, Inc.+                               146,625
 ................................................................................
129,600            Softkey International, Inc.+                      2,997,000
 ................................................................................
 59,800            Spyglass, Inc.+                                   3,408,600
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
Computer Software (Continued)
 ................................................................................
 56,600            Sybase, Inc.+                                  $  2,037,600
 ................................................................................
107,300            Synopsys, Inc.+                                   4,077,400
 ................................................................................
 40,500            Unison Software, Inc.+                              698,625
 ................................................................................
 51,400            Vantive Corp.+                                    1,156,500
--------------------------------------------------------------------------------
                                                                    67,125,201
--------------------------------------------------------------------------------
Consumer Services (0.5%)
 ................................................................................
 76,400            CUC International, Inc.+                          2,607,150
--------------------------------------------------------------------------------
Entertainment (1.4%)
 ................................................................................
 89,000            Scientific Games Holdings Corp.+                  3,359,750
 ................................................................................
 82,300            Viacom, Inc. Class B+                             3,898,963
--------------------------------------------------------------------------------
                                                                     7,258,713
--------------------------------------------------------------------------------
Financial Services (2.1%)
 ................................................................................
128,800            Credit Acceptance Corp.+                          2,672,600
 ................................................................................
 64,700            First USA, Inc.                                   2,871,063
 ................................................................................
144,200            MBNA Corp.                                        5,317,375
--------------------------------------------------------------------------------
                                                                    10,861,038
--------------------------------------------------------------------------------
Funeral/Cemetery Services (1.2%)
 ................................................................................
 83,400            Loewen Group, Inc.                                2,111,063
 ................................................................................
115,000            Stewart Enterprises, Inc. Class A                 4,255,000
--------------------------------------------------------------------------------
                                                                     6,366,063
--------------------------------------------------------------------------------
Gaming (2.1%)
 ................................................................................
146,300            Circus Circus Enterprises, Inc.+                  4,078,113
 ................................................................................
155,900            Mirage Resorts, Inc.+                             5,378,550
 ................................................................................
116,600            Rio Hotel & Casino, Inc.+                         1,384,625
--------------------------------------------------------------------------------
                                                                    10,841,288
--------------------------------------------------------------------------------
HMO's (3.3%)
 ................................................................................
150,100            Healthsource, Inc.+                               5,403,600
 ................................................................................
 77,200            Oxford Health Plans Inc.+                         5,703,150
 ................................................................................
 16,200            Pacificare Health Systems, Inc.+                  1,409,400
 ................................................................................
 35,700            Pacificare Health Systems, Inc. Class B+          3,105,900
 ................................................................................
 47,200            Sierra Health Services+                           1,498,600
--------------------------------------------------------------------------------
                                                                    17,120,650
--------------------------------------------------------------------------------
Health Care Information Systems (0.9%)
 ................................................................................
 24,300            CyCare Systems, Inc.+                               622,688
 ................................................................................
 40,000            HBO & Co.                                         3,065,000
 ................................................................................
 40,200            Pediatrix Medical Group, Inc.+                    1,105,500
--------------------------------------------------------------------------------
                                                                     4,793,188
--------------------------------------------------------------------------------
Health Care Services (5.3%)
 ................................................................................
 14,400            Access Health, Inc.+                                637,200
 ................................................................................
134,100            Apria Healthcare Group, Inc.+                     3,788,325
 ................................................................................
 62,500            Emcare Holdings, Inc.+                            1,500,000
 ................................................................................
 77,500            Emeritus Corp.+                                     900,938
 ................................................................................
                                                      PCM New Opportunities Fund
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
119,900            Lincare Holdings, Inc.+                        $  2,997,500
 ................................................................................
 65,500            Medaphis Corp.+                                   2,423,500
 ................................................................................
 50,700            Owen Healthcare, Inc.+                            1,400,588
 ................................................................................
 58,500            Renal Treatment Centers, Inc.+                    2,574,000
 ................................................................................
 41,400            Rotech Medical Corp.+                             1,138,500
 ................................................................................
  9,500            Total Renal Care Holdings, Inc.+                    280,250
 ................................................................................
175,200            Vencor, Inc.+                                     5,694,000
 ................................................................................
146,800            Vivra, Inc.+                                      3,688,350
--------------------------------------------------------------------------------
                                                                    27,023,151
--------------------------------------------------------------------------------
Hospital Management (0.9%)
 ................................................................................
184,700            Health Management Assoc., Inc.
                   (New)+                                            4,825,288
--------------------------------------------------------------------------------
Insurance (0.4%)
 ................................................................................
 71,400            Amerin Corp.+                                     1,909,950
--------------------------------------------------------------------------------
Lodging (3.6%)
 ................................................................................
 80,300            Doubletree Corp.+                                 2,107,875
 ................................................................................
134,400            HFS, Inc.+                                       10,987,200
 ................................................................................
116,200            La Quinta Inns, Inc.                              3,180,975
 ................................................................................
  2,600            Red Lion Hotels, Inc.+                               45,500
 ................................................................................
 85,200            Renaissance Hotel Group N.V.
                   (Hong Kong)+                                      2,172,600
--------------------------------------------------------------------------------
                                                                    18,494,150
--------------------------------------------------------------------------------
Medical Supplies and Devices (3.4%)
 ................................................................................
 65,500            Boston Scientific Corp.+                          3,209,500
 ................................................................................
 49,500            Endosonics Corp.+                                   748,688
 ................................................................................
 80,500            I-Stat Corp.+                                     2,616,250
 ................................................................................
 84,100            ICU Medical, Inc.+                                1,429,700
 ................................................................................
 83,400            Igen, Inc.+                                         489,975
 ................................................................................
 61,500            Medisense Inc.+                                   1,944,938
 ................................................................................
 34,600            Medtronic, Inc.                                   1,933,275
 ................................................................................
 75,000            Mentor Corp. Minnesota                            1,725,000
 ................................................................................
 26,000            Neuromedical Systems, Inc.+                         523,250
 ................................................................................
 36,000            Thermo Cardiosystems, Inc.+                       2,781,000
--------------------------------------------------------------------------------
                                                                    17,401,576
--------------------------------------------------------------------------------
Networking Equipment (7.2%)
 ................................................................................
 69,100            Ascend Communications, Inc.+                      5,605,738
 ................................................................................
 51,600            Cabletron Systems, Inc.+                          4,179,600
 ................................................................................
 57,900            Cascade Communications Corp.+                     4,935,975
 ................................................................................
109,500            Cisco Systems, Inc.+                              8,171,438
 ................................................................................
 50,600            Network Express, Inc.+                              259,325
 ................................................................................
 23,900            Shiva Corp.+                                      1,738,725
 ................................................................................
 77,200            Stratacom, Inc.+                                  5,674,200
 ................................................................................
 72,800            U.S. Robotics Corp.+                              6,388,200
--------------------------------------------------------------------------------
                                                                    36,953,201
--------------------------------------------------------------------------------

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
Nursing Homes (1.8%)
 ................................................................................
 80,600            Genesis Health Ventures, Inc.+                 $  2,941,900
 ................................................................................
113,200            Health Care & Retirement Corp.+                   3,962,000
 ................................................................................
100,300            Horizon/CMS Healthcare Corp.+                     2,532,575
--------------------------------------------------------------------------------
                                                                     9,436,475
--------------------------------------------------------------------------------
Pharmaceuticals and Biotechnology (3.4%)
 ................................................................................
 59,600            Amgen, Inc.+                                      3,538,750
 ................................................................................
107,300            Astra AB (Sweden)+                                4,280,886
 ................................................................................
 66,300            Biochem Pharmaceutical,Inc.+                      2,660,288
 ................................................................................
 64,700            CytoTherapeutics, Inc.+                           1,107,988
 ................................................................................
107,300            Gilead Sciences, Inc.+                            3,433,600
 ................................................................................
 56,000            Martek Biosciences Corp.+                         1,414,000
 ................................................................................
 47,700            Theratech, Inc.+                                    858,600
--------------------------------------------------------------------------------
                                                                    17,294,112
--------------------------------------------------------------------------------
Publishing (0.2%)
 ................................................................................
 48,800            Mecklermedia Corp.+                                 780,800
--------------------------------------------------------------------------------
Restaurants (4.1%)
 ................................................................................
148,000            Apple South, Inc.                                 3,182,000
 ................................................................................
 50,000            Applebee's International, Inc.                    1,137,500
 ................................................................................
117,500            Boston Chicken, Inc.+                             3,774,688
 ................................................................................
160,900            J.D. Wetherspoon PLC (United Kingdom)             1,601,116
 ................................................................................
125,300            Landry's Seafood Restaurants, Inc.+               2,137,931
 ................................................................................
 72,700            Lone Star Steakhouse & Saloon+                    2,789,863
 ................................................................................
114,400            Outback Steakhouse, Inc.+                         4,104,100
 ................................................................................
 60,300            Papa Johns International, Inc.+                   2,483,606
--------------------------------------------------------------------------------
                                                                    21,210,804
--------------------------------------------------------------------------------
Retail (4.2%)
 ................................................................................
 32,800            Barnes & Noble, Inc.+                               951,200
 ................................................................................
142,300            Bed Bath & Beyond, Inc.+                          5,523,019
 ................................................................................
110,200            Boise Cascade Office Products+                    4,711,050
 ................................................................................
 41,100            CompUSA, Inc.+                                    1,279,238
 ................................................................................
 51,600            Hollywood Entertainment Corp.+                      432,150
 ................................................................................
190,700            Office Depot, Inc.+                               3,766,325
 ................................................................................
 91,600            Officemax, Inc.+                                  2,049,550
 ................................................................................
107,300            Revco D.S., Inc.+                                 3,031,225
--------------------------------------------------------------------------------
                                                                    21,743,757
--------------------------------------------------------------------------------
Semiconductors (5.1%)
 ................................................................................
 62,500            Altera Corp.+                                     3,109,375
 ................................................................................
 77,500            Analog Devices Inc.+                              2,741,563
 ................................................................................
 78,500            Atmel Corp.+                                      1,756,438
 ................................................................................
 36,000            Credence Systems Corp.+                             823,500
 ................................................................................
 20,900            Cyberoptics Corp.+                                  830,775
 ................................................................................
                                                     PCM New Opportunities Fund
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
 82,600            KLA Instruments Corp.+                         $  2,152,763
 ................................................................................
102,000            Linear Technology Corp.                           4,003,500
 ................................................................................
108,500            Maxim Integrated Products Inc.+                   4,177,250
 ................................................................................
 64,200            Silicon Valley Group, Inc.+                       1,621,050
 ................................................................................
163,600            Xilinx, Inc.+                                     4,989,800
--------------------------------------------------------------------------------
                                                                    26,206,014
--------------------------------------------------------------------------------
Specialty Consumer Products (1.9%)
 ................................................................................
 97,500            Department 56, Inc.+                              3,741,563
 ................................................................................
 34,600            Franklin Electronic Publishers, Inc.+             1,020,700
 ................................................................................
 20,900            Gemstar International Group Ltd.+                   593,038
 ................................................................................
110,100            Sunglass Hut Intl.+                               2,614,875
 ................................................................................
 60,000            Wolverine World Wide, Inc.                        1,890,000
--------------------------------------------------------------------------------
                                                                     9,860,176
--------------------------------------------------------------------------------
Telecommunication Equipment (2.6%)
 ................................................................................
 44,800            Adtran, Inc.+                                     2,433,200
 ................................................................................
 92,300            Gandalf Technologies, Inc.+                       1,569,100
 ................................................................................
 27,100            Glenayre Technologies, Inc.+                      1,686,958
 ................................................................................
 77,500            P-Com, Inc.+                                      1,550,000
 ................................................................................
 84,900            Pairgain Technologies, Inc.+                      4,648,275
 ................................................................................
 17,400            Premisys Communications, Inc.+                      974,400
 ................................................................................
 19,400            VideoServer, Inc.+                                  611,100
--------------------------------------------------------------------------------
                                                                    13,473,033
--------------------------------------------------------------------------------
Telephone Services (2.8%)
 ................................................................................
164,300            Frontier Corp.                                    4,929,000
 ................................................................................
208,500            LCI International, Inc.+                          4,274,250
 ................................................................................
 23,900            MIDCOM Communications, Inc.+                        436,175
 ................................................................................
 29,800            Tel-Save Holdings, Inc.+                            413,475
 ................................................................................
125,100            WorldCom, Inc.+                                   4,409,775
--------------------------------------------------------------------------------
                                                                    14,462,675
--------------------------------------------------------------------------------
Wireless Communications (2.7%)
 ................................................................................
148,900            Airtouch Communications, Inc.+                    4,206,425
 ................................................................................
 60,200            Centennial Cellular Corp. Class A+                1,030,925
 ................................................................................
264,600            Paging Network, Inc.+                             6,449,626
 ................................................................................
 22,600            United States Cellular Corp.+                       762,750
 ................................................................................
 73,700            Vanguard Cellular Systems, Inc.+                  1,492,425
--------------------------------------------------------------------------------
                                                                    13,942,151
--------------------------------------------------------------------------------
                   Total Common Stocks
                   (cost $391,206,375)                            $484,255,762
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCKS (0.4%)* (cost $1,613,613)
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
 14,000            SAP AG Systeme
                   50 DEM pfd. (Bearer) (Germany)                 $  2,113,097
--------------------------------------------------------------------------------

                                                      PCM New Opportunities Fund

SHORT-TERM INVESTMENTS (6.1%)*
--------------------------------------------------------------------------------
Principal Amount                                                         Value
 ................................................................................
$12,910,000        Federal Home Loan Mortgage
                   Corp. effective yield of 5.53%,
                   February 20, 1996                              $ 12,810,844
 ................................................................................
 18,707,000        Interest in $308,242,000 repurchase
                   agreement dated December 29,
                   1995 with Lehman Brothers, Inc.
                   due January 2, 1996 with respect to
                   various U.S. Treasury obligations-
                   maturity value of $18,719,263 for
                   an effective yield of 5.90%                      18,716,198
--------------------------------------------------------------------------------
                   Total Short-Term Investments
                   (cost $31,527,042)                             $ 31,527,042
--------------------------------------------------------------------------------
                   Total Investments
                   (cost $424,347,030)***                         $517,895,901
--------------------------------------------------------------------------------

See page 97 for Notes to the Portfolios.


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    PCM Asia Pacific Growth Fund
Portfolio of investments owned
December 31, 1995

COMMON STOCKS (93.7%)*
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
Australia (5.9%)
 ................................................................................
 37,000            Amcor, Ltd.                                    $    260,989
 ................................................................................
 23,000            Brambles Industries, Ltd.                           256,163
 ................................................................................
 75,000            CSL Limited Ord.                                    222,750
 ................................................................................
 33,000            National Australia Bank Ltd.                        296,480
 ................................................................................
  9,000            News Corp. Ltd. ADR                                 192,371
 ................................................................................
 50,000            QBE Insurance Group Ltd.                            230,918
--------------------------------------------------------------------------------
                                                                     1,459,671
--------------------------------------------------------------------------------
France (1.0%)
 ................................................................................
 20,000            Nikko Securities Co.+                               256,877
--------------------------------------------------------------------------------
Hong Kong (20.0%)
 ................................................................................
267,000            Amoy Properties Ltd.+                               265,895
 ................................................................................
280,000            CDL Hotels International Ltd.                       141,231
 ................................................................................
300,000            Chen Hsong Holdings                                 157,139
 ................................................................................
 65,000            Cheung Kong Holdings Ltd.                           395,952
 ................................................................................
113,000            Citic Pacific Ltd.                                  386,556
 ................................................................................
216,568            First Pacific Co., Ltd.                             240,880
 ................................................................................
 50,000            Guoco Group Ltd.                                    241,205
 ................................................................................
200,000            HKR International Ltd.                              184,946
 ................................................................................
 36,796            HSBC Holdings PLC                                   556,794
 ................................................................................
164,000            Hang Lung Development Co.                           260,890
 ................................................................................
120,000            Hong Kong Electric Holdings Ltd.                    393,430
 ................................................................................
 67,000            Hutchison Whampoa, Ltd.                             408,135
 ................................................................................
 18,200            Jardine Matheson Holdings Ltd.                      124,670
 ................................................................................
560,000            Manhattan Card Co., Ltd.                            239,007
 ................................................................................
210,000            Shun Tak Holdings Ltd.                              148,021
 ................................................................................
 45,000            Swire Pacific Ltd. Class A                          349,198
 ................................................................................
100,000            Varitronix International Ltd.                       185,592
 ................................................................................
 98,000            Wharf (Holdings) Ltd                                326,371
--------------------------------------------------------------------------------
                                                                     5,005,912
--------------------------------------------------------------------------------
Indonesia (8.5%)
 ................................................................................
150,000            Astra International (Registered)                    311,954
 ................................................................................
100,000            Bank Bali (Registered)                              197,024
 ................................................................................
 61,000            Indorama Synthetics (Registered)                    221,006
 ................................................................................
 63,000            Kalbe Farma (Registered)                            213,771
 ................................................................................
 24,000            PT Gudang Garam (Registered)                        251,139
 ................................................................................
113,000            PT Matahari Putra Prima                             199,136
 ................................................................................
104,400            PT Mulia Industrindo (Registered)                   294,826
 ................................................................................
 65,000            PT Tigaraksa Satria (Registered)                    227,672
 ................................................................................
 20,000            Sampoerna Industries
                   (Foreign Registered)                                208,407
--------------------------------------------------------------------------------
                                                                     2,124,935
--------------------------------------------------------------------------------
Japan (33.6%)
 ................................................................................
 13,000            Bridgestone Corp.                                   206,289
 ................................................................................
 13,000            Dai Nippon Printing Co., Ltd.                       220,126
 ................................................................................
 34,000            Daiwa Securities Ltd.                               519,787
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
     46            East Japan Railway Co.                         $    223,435
 ................................................................................
 18,000            Fujitsu, Ltd.                                       200,290
 ................................................................................
  4,000            Futaba Industrial Co., Ltd.                         183,067
 ................................................................................
  8,000            Glory Ltd. (Glory Kogyo)                            294,146
 ................................................................................
  4,250            Hirose Electric Co. Ltd.                            244,267
 ................................................................................
  7,000            Ito Yokado Co., Ltd.                                430,769
 ................................................................................
  1,800            Keyence Corp.                                       207,257
 ................................................................................
  9,000            Komori Corp.                                        226,415
 ................................................................................
  9,000            Kurita Water Ltd.                                   239,478
 ................................................................................
  2,000            Kyocera Corp.                                       148,428
 ................................................................................
 15,000            Marui Co., Ltd.                                     312,046
 ................................................................................
 11,000            Maruichi Steel Tube                                 201,161
 ................................................................................
 20,000            Mitsubishi Bank                                     470,247
 ................................................................................
 37,000            Mitsui Co.                                          324,354
 ................................................................................
  6,000            Murata Manufacturing Co. Ltd.                       220,610
 ................................................................................
 15,000            Nichicon                                            220,610
 ................................................................................
     30            Nippon Telegraph and Telephone Corp.                242,380
 ................................................................................
 27,000            Nishimatsu Construction Co.                         316,110
 ................................................................................
 12,000            Omron Corp.                                         276,343
 ................................................................................
  4,000            Rohm Co. Ltd.                                       225,641
 ................................................................................
  3,000            SMC Corp.                                           216,836
 ................................................................................
  9,000            Santen Pharmaceutical                               203,774
 ................................................................................
 16,000            Sekisui Chemical Co.                                235,317
 ................................................................................
 15,000            Sharp Corp.                                         239,478
 ................................................................................
 15,000            Takasago Thermal Engineering                        268,505
 ................................................................................
 36,000            Tokio Marine & Fire Insurance Co. Ltd.              470,247
 ................................................................................
  5,000            Tokyo Electron Ltd.                                 193,517
 ................................................................................
  6,000            Tostem Corp.                                        199,129
 ................................................................................
 10,000            Yamanouchi Pharmaceutical Co. Ltd.                  214,804
--------------------------------------------------------------------------------
                                                                     8,394,863
--------------------------------------------------------------------------------
Malaysia (4.9%)
 ................................................................................
 50,000            Cement Industries of Malaysia Berhad                164,467
 ................................................................................
 76,000            Leader Universal                                    173,646
 ................................................................................
 39,375            Malaysian Assurance Alliance                        178,378
 ................................................................................
 43,000            Maruichi Malaysia                                   160,075
 ................................................................................
 25,000            Pacific and Orient Berhad+                           78,787
 ................................................................................
 40,000            Sistem Televisyen Malaysia Berhad                   144,180
 ................................................................................
 80,000            Southern Bank (Singapore Dollars)                   152,531
 ................................................................................
 20,000            Southern Bank Berhad (Registered)                    38,133
 ................................................................................
 35,000            Sungei Way Holdings Berhad                          126,157
--------------------------------------------------------------------------------
                                                                     1,216,354
--------------------------------------------------------------------------------
Philippines (1.5%)
 ................................................................................
426,000            Bankard, Inc.+                                      156,032
 ................................................................................
  2,501            Metropolitan Bank & Trust Co.+                       48,665
 ................................................................................

                                                    PCM Asia Pacific Growth Fund

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
Philippines (Continued)
 ................................................................................
  2,000            Philippine Long Distance Telephone Co.
                   ADR+                                           $    108,250
 ................................................................................
 74,300            Pilipino Telephone Corp.+                            75,122
--------------------------------------------------------------------------------
                                                                       388,069
--------------------------------------------------------------------------------
Singapore (13.3%)
 ................................................................................
 60,000            City Developments Ltd.                              437,120
 ................................................................................
 70,000            Clipsal Industries (Holdings) Ltd.                  158,200
 ................................................................................
100,000            Courts (Singapore) Ltd.                             152,780
 ................................................................................
 45,000            Cycle & Carriage Ltd.                               448,790
 ................................................................................
 32,000            Development Bank of Singapore                       398,359
 ................................................................................
100,000            NatSteel Ltd.                                       205,121
 ................................................................................
 25,000            Singapore Airlines Ltd. (Registered)                233,414
 ................................................................................
 20,000            Singapore Press Holdings (Registered)               353,657
 ................................................................................
 42,000            United Overseas Bank Ltd. (Registered)              404,018
 ................................................................................
180,000            United Overseas Land Ltd.                           342,481
 ................................................................................
 60,000            Venture Manufacturing Ltd.                          201,160
--------------------------------------------------------------------------------
                                                                     3,335,100
--------------------------------------------------------------------------------
Taiwan (0.4%)
 ................................................................................
 12,000            Yageo 144A GDR+                                     108,000
--------------------------------------------------------------------------------
Thailand (3.5%)
 ................................................................................
 17,000            Siam City Cement PCL (Registered)                   266,005
 ................................................................................
 30,000            Siam Commerce Bank PCL                              395,552
 ................................................................................
 22,000            Thai Farmers Bank Public
                   Co. (Registered)                                    221,922
--------------------------------------------------------------------------------
                                                                       883,479
--------------------------------------------------------------------------------
United States (1.1%)
 ................................................................................
  6,500            AFLAC Inc.                                          281,938
--------------------------------------------------------------------------------
                   Total Common Stocks
                   (cost $23,085,086)                             $ 23,455,198
--------------------------------------------------------------------------------

Investment Companies (1.2%)*
--------------------------------------------------------------------------------
Number of Shares                                                         Value
 ................................................................................
Thailand (0.4%)
 ................................................................................
224,000            Thana Phum Fund+                               $    104,527
--------------------------------------------------------------------------------
United States (0.8%)
 ................................................................................
 20,000            Taiwan Fund+                                        210,000
--------------------------------------------------------------------------------
                   Total Investment Companies                     $    314,527
                   (cost $338,112)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (8.4%)* (cost $2,115,040)
--------------------------------------------------------------------------------
Principal Amount                                                         Value
$2,114,000         Interest in $308,242,000 joint
                   repurchase agreement dated
                   December 29, 1995 with Lehman
                   Brothers Inc. due January 2, 1996 with
                   respect to various U.S. Treasury
                   obligations-maturity value of $2,115,386
                   for an effective yield of 5.90%                $  2,115,040
--------------------------------------------------------------------------------
                   Total Investments
                   (cost $25,538,238)                             $ 25,884,765
--------------------------------------------------------------------------------

Forward Currency Contract to Sell at December 31, 1995
--------------------------------------------------------------------------------
                                   Market     Aggregate   Delivery    Unrealized
                                    Value    Face Value       Date  Appreciation
 ................................................................................
Japanese Yen                   $3,410,376    $3,707,920    1/24/96  $   297,544
--------------------------------------------------------------------------------

See page 97 for Notes to the Portfolio.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST
NOTES TO THE PORTFOLIOS
December 31, 1995


       *   Percentages are based on net assets.
(S)(S)(S) ITT Hartford, through its subsidiaries, offers variable annuity products which invest in the fund.
       +   Non-Income Producing.
      ++ Income may be received in cash or additional securities at the discretion of the issuer.
       + Restricted, excluding 144A securities, as to public resale. At the date of acquisition these securities were valued at cost. The total market value of restricted securities by fund did not exceed 1% of each fund's net assets.
       # A portion of this security was pledged to cover margin requirements for futures contracts and written options at December 31, 1995. The market value of segregated securities with the custodian for transaction on futures contracts and written options for the PCM Global Asset Allocation fund is $1,555,313 or 0.3% of net assets.
      ++ The interest rate and date shown parenthetically represents the new interest rate to be paid and the date the fund will begin receiving interest at this rate.



           ADR, ADS and GDR after the name of a holding represents ownership of foreign securities on deposit with various domestic custodian banks.

           TBA after the name of a security represents to be announced securities (See Note 1 to Financial Statements).

           The rates shown on FRNs and FRBs are the current interest rates at December 31, 1995, which are subject to change based on the terms of the security.

           144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


     *** On December 31, 1995, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:



                                         Appreciation             (Depreciation)                      Net                    Federal
                                                                                                                            Tax Cost
------------------------------------------------------------------------------------------------------------------------------------

 PCM Voyager Fund                        $529,745,792              $(32,459,348)             $497,286,444             $1,527,367,570

 PCM Global Growth
  Fund                                    108,700,219               (21,349,307)               87,350,912                745,865,077

 PCM Growth & Income
  Fund                                    543,720,268               (29,663,951)              514,056,317              2,810,596,907

 PCM Global Asset
  Allocation Fund                          63,816,628                (4,383,258)               59,433,370                485,076,394

 PCM High Yield Fund                       22,411,931               (12,038,121)               10,373,810                467,550,005

 PCM U.S. Government
  and High Quality Bond
  Fund                                     44,622,946                  (161,675)               44,461,271                692,250,527

 PCM Money Market Fund                             --                        --                        --                         --

 PCM Utilities Growth and
  Income Fund                              68,838,970               (13,071,455)               55,767,515                477,797,102

 PCM Diversified Income
  Fund                                     11,416,900                (5,081,941)                6,334,959                292,432,208

 PCM New Opportunities
  Fund                                    107,106,366               (14,038,372)               93,067,994                424,827,907

 PCM Asia Pacific Growth
  Fund                                      1,370,217                (1,049,064)                  321,153                 25,563,612





  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1995

                                                                                              PCM Global
                                            PCM Voyager     PCM Global      PCM Growth        Asset            PCM High Yield
                                            Fund            Growth Fund     and Income Fund   Allocation Fund  Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
 (Note 1)...............................   $2,024,654,014   $833,215,989   $3,324,653,224     $544,509,764     $477,923,815
Cash....................................           44,558            603           37,377               --            4,264
Foreign currency, at value..............               --      2,424,936               --          675,607               --
Dividends, interest and other
 receivables............................        1,323,356        451,753        8,249,361        4,055,031        9,567,995
Receivable for shares of the fund sold..        1,065,080        158,946        1,514,000           71,398        5,241,689
Receivable for securities sold..........       12,751,453      3,621,660        2,999,636        3,926,678        6,642,313
Receivable for open forward currency
 contracts..............................               --      7,651,164                         1,047,782               --
Receivable for closed forward currency
 contracts..............................               --             --               --           51,582               --
Foreign tax reclaim.....................            6,889        761,615           15,467           73,211               --
 ...........................................................................................................................
Total assets............................    2,039,845,350    848,286,666    3,337,469,065      554,411,053      499,380,076
 ...........................................................................................................................
Liabilities
Payable to subcustodian (Note 2)........               --             --               --          108,565               --
Payable for variation margin............               --             --               --            6,485               --
Payable for securities purchased........       36,598,461     14,820,721       20,804,169       14,585,814               --
Payable for shares of the fund
 repurchased............................              605        308,290          121,994           81,663               --
Payable for compensation of Manager
 (Note 2)...............................        2,740,510      1,188,155        3,901,607          899,451          824,084
Payable for administrative services
 (Note 2)...............................            7,071          4,027           11,266            2,473            2,623
Payable for compensation of Trustees
 (Note 2)...............................            2,164          1,461            1,896              891              995
Payable for investor servicing and
 custodian fees (Note 2)................          221,846        237,113          262,252          134,298           47,527
Payable for open forward currency
 contracts..............................               --         89,510               --          356,389               --
Payable for closed forward currency
 contracts..............................               --             --               --           65,606               --
TBA sale commitments, at value
 (proceeds receivable $2,433,715).......               --             --               --        2,453,785               --
Other accrued expenses..................           42,313         44,372           59,777           49,253           37,695
 ...........................................................................................................................
Total liabilities.......................       39,612,970     16,693,649       25,162,961       18,744,673          912,924
 ...........................................................................................................................
Net assets..............................   $2,000,232,380   $831,593,017   $3,312,306,104     $535,666,380     $498,467,152
 ...........................................................................................................................
Represented by:
Paid in Capital (Notes 1 and 4).........   $1,388,459,987   $695,127,895   $2,572,199,799     $433,719,530     $457,264,171
Undistributed net investment income
 (Note 1)...............................        6,843,926      9,392,474       82,592,880       13,978,178       37,603,875
Accumulated net realized gain (loss) on
 investment transactions
 (Note 1)...............................      107,642,023     31,000,126      136,639,048       26,478,735       (6,984,825)
Net unrealized appreciation of
 investments and assets and liabilities
 in foreign currencies..................      497,286,444     96,072,522      520,874,377       61,489,937       10,583,931
 ...........................................................................................................................
Total--Representing net assets
 applicable to capital shares
 outstanding............................   $2,000,232,380   $831,593,017   $3,312,306,104     $535,666,380     $498,467,152
 ...........................................................................................................................
Computation of net asset value
Number of shares outstanding............       65,570,845     54,791,007      154,278,978       33,173,381       40,303,807
Net asset value, offering price and
 redemption price per share
 (net assets divided by number of shares
 outstanding)...........................   $        30.50   $      15.18   $        21.47     $      16.15     $      12.37
 ...........................................................................................................................
Cost of investments (Note 1)............   $1,527,367,570   $744,747,870   $2,803,778,847     $483,960,531     $467,339,884
Cost of foreign currency (Note 1).......               --   $  2,410,561               --     $    667,462               --
---------------------------------------------------------------------------------------------------------------------------



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 PCM U.S.
                                 Government and                  PCM Utilities                       PCM New           PCM Asia
                                 High Quality     PCM Money      Growth and         PCM Diversified  Opportunities     Pacific
                                 Bond Fund        Market Fund    Income Fund        Income Fund      Fund              Growth Fund
------------------------------------------------------------------------------------------------------------------------------------

Assets
Investments in securities,
 at value (Note 1).............. $736,711,798     $260,840,036   $533,564,617       $298,767,167     $517,895,901      $25,884,765
Cash............................          700           12,321            654             21,640           60,496           16,203
Foreign currency, at value......           --               --             --                 --               --               --
Dividends, interest and
 other receivables..............   11,094,491          640,799      2,635,293          6,097,306           50,741           19,516
Receivable for shares of
 the fund sold..................      706,775        2,097,117        307,500            462,657        1,165,938               --
Receivable for securities
 sold...........................           --               --      2,674,825            588,251          398,796          439,079
Receivable for open
 forward currency contracts.....           --               --             --            362,454               --          297,544
Receivable for closed
 forward currency contracts.....           --               --             --             91,300               --               --
Foreign tax reclaim.............           --               --          6,961                 --            1,162               49
 ....................................................................................................................................

Total assets....................  748,513,764      263,590,273    539,189,850        306,390,775      519,573,034       26,657,156
 ....................................................................................................................................

Liabilities
Payable to subcustodian
 (Note 2).......................           --               --             --                 --               --               --
Payable for variation
 margin.........................           --               --             --                 --               --               --
Payable for securities
 purchased......................           --               --      7,874,627          1,363,345        3,637,598        1,045,889
Payable for shares of the
 fund repurchased...............           --               --             --                 --               --          500,334
Payable for compensation
 of Manager (Note 2)............    1,120,800          305,366        755,557            498,524          726,357           28,244
Payable for administrative
 services (Note 2)..............        3,544            2,432          2,566              2,352            2,419               25
Payable for compensation
 of Trustees (Note 2)...........        1,143              207            902                328              366               49
Payable for investor
 servicing and custodian
 fees (Note 2)..................      100,005           51,322         61,418             64,466           69,212            6,617
Payable for open forward
 currency contracts.............      203,259               --             --            585,691               --               --
Payable for closed forward
 currency contracts.............           --               --             --            112,336               --               --
TBA sale commitments, at
 value (proceeds
 receivable $2,433,715).........           --               --             --                 --               --               --
Other accrued expenses..........       60,899           17,647         34,094             42,940           28,458           31,385
 ....................................................................................................................................

Total liabilities...............    1,489,650          376,974      8,729,164          2,669,982        4,464,410        1,612,543
 ....................................................................................................................................

Net assets...................... $747,024,114     $263,213,299   $530,460,686       $303,720,793     $515,108,624      $25,044,613
 ....................................................................................................................................

Represented by:
Paid in Capital (Notes 1
 and 4)......................... $668,141,850     $263,213,299   $459,084,843       $279,391,034     $423,796,282      $24,421,188
Undistributed net
 investment income (Note 1).....   44,995,834               --     20,548,328         19,613,479               --          260,391
Accumulated net realized
 gain (loss) on investment
 transactions
 (Note 1).......................  (10,350,821)              --     (5,084,797)        (1,680,317)      (2,236,510)        (281,037)
Net unrealized
 appreciation of
 investments and assets
 and liabilities in
 foreign currencies.............   44,237,251               --     55,912,312          6,396,597       93,548,852          644,071
 ....................................................................................................................................

Total--Representing net
 assets applicable to
 capital
 shares outstanding............. $747,024,114     $263,213,299   $530,460,686       $303,720,793     $515,108,624      $25,044,613
 ....................................................................................................................................

Computation of net asset
 value
Number of shares
 outstanding....................   54,370,263      263,213,299     39,959,075         27,533,478       32,946,981        2,448,848
Net asset value, offering
 price and redemption
 price per share
(net assets divided by
 number of shares
 outstanding)...................       $13.74            $1.00         $13.28             $11.03           $15.63           $10.23
 ....................................................................................................................................

Cost of investments (Note
 1)............................. $692,241,678     $260,840,036   $477,652,519       $292,147,041     $424,347,030      $25,538,238
Cost of foreign currency
 (Note 1).......................           --               --             --                 --               --               --
------------------------------------------------------------------------------------------------------------------------------------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST

Statement of Operations
--------------------------------------------------------------------------------
Year ended December 31, 1995


                                           PCM Voyager     PCM Global        PCM Growth        PCM Global        PCM High Yield
                                           Fund            Growth Fund       and Income Fund   Asset             Fund
                                                                                               Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                  $ 12,182,320    $ 15,039,547      $ 83,511,062      $  6,364,299      $   681,702
Interest                                      4,426,477       2,071,812        14,613,507        13,007,451       41,645,420
Less: foreign taxes withheld                   (141,472)     (1,100,167)         (197,426)         (121,979)              --
 ................................................................................................................................
Total investment income                      16,467,325      16,011,192        97,927,143        19,249,771       42,327,122
Expenses:
Compensation of Manager (Note 2)              8,864,927       4,329,841        13,096,405         3,253,739        2,909,080
Investor servicing and custodian fees
 (Note 2)                                       702,485         985,898           989,433           559,155          283,781
Compensation of Trustees (Note 2)                41,526          27,780            54,774            17,159           17,040
Administrative services (Note 2)                 28,671          16,020            39,260            13,560            9,818
Auditing                                         59,732          48,907            67,731            53,160           38,909
Legal                                            25,734          16,747            37,032            13,772           27,363
Other expenses                                    9,988           1,838            20,215            11,922            4,363
Fees waived by Manager (Note 2)                      --              --                --                --               --
 ................................................................................................................................
Total expenses                                9,733,063       5,427,031        14,304,850         3,922,467        3,290,354
 Expense reduction (Note 2)                    (289,321)       (142,117)         (505,326)          (49,223)        (131,814)
 ................................................................................................................................
Net expenses                                  9,443,742       5,284,914        13,799,524         3,873,244        3,158,540
 ................................................................................................................................
Net investment income (loss)                  7,023,583      10,726,278        84,127,619        15,376,527       39,168,582
 ................................................................................................................................
Net realized gain (loss) on investments     111,498,190      32,939,236       149,378,098        36,927,197       (2,510,312)
 (Notes 1 and 3)
Net realized loss on futures contracts
 (Notes 1 and 3)                                     --              --                --        (2,718,635)              --
Net realized gain (loss) on written
 options
 (Notes 1 and 3)                                     --              --                --            16,262          (15,437)
Net realized gain (loss) on forward
 currency contracts and
 foreign currency translation (Note 1)             (778)     (5,756,466)               --        (3,848,942)        (530,763)
Net unrealized appreciation
 (depreciation) on forward
 currency contracts and foreign currency
 translation during the year                       (339)      7,100,296                --           678,317               --
Net unrealized appreciation of
 investments, futures, written
 options, and TBA sale commitments
 during the year                            371,781,199      63,228,684       540,953,657        55,746,704       32,473,048
 ................................................................................................................................
Net gain on investments                     483,278,272      97,511,750       690,331,755        86,800,903       29,416,536
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                           $490,301,855    $108,238,028      $774,459,374      $102,177,430      $68,585,118

--------------------------------------------------------------------------------------------------------------------------------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 1995           PCM U.S.         PCM Money      PCM Utilities   PCM Diversified   PCM New         PCM Asia
                                       Government and   Market Fund    Growth and      Income Fund       Opportunities   Pacific
                                       High Quality                    Income Fund                       Fund            Growth
                                       Bond Fund                                                                         Fund*
 ....................................................................................................................................

Investment Income:
 Dividends                               $         --    $        --    $ 18,310,437       $   367,671     $   293,371   $ 109,697

 Interest                                  46,633,096     14,132,558       5,653,409        21,335,530       1,475,975      61,306

 Less: foreign taxes withheld                      --             --        (117,483)         (162,886)        (10,581)     (6,872)

 ....................................................................................................................................

Total investment income                    46,633,096     14,132,558      23,846,363        21,540,315       1,758,765     164,131
Expenses:
 Compensation of Manager (Note 2)           4,133,901      1,061,046       2,666,363         1,741,950       1,618,748      67,583
 Investor servicing and custodian fee         455,982        200,826         285,599           284,689         253,061      37,587
  (Note 2)
 Compensation of Trustees (Note 2)             23,755         10,349          16,834            13,747          11,588         827
 Administrative services (Note 2)              14,627          8,378           9,769             9,115           8,674          60
 Auditing                                      35,460         22,000          39,917            46,502          38,244      30,402
 Legal                                         15,220         24,861          13,242            13,252          12,442       5,263
 Other expenses                                39,964          3,898           3,982                --           1,628          --
 Fees waived by Manager (Note 2)                   --             --              --                --              --     (40,348)
 ....................................................................................................................................

Total expenses                              4,718,909      1,331,358       3,035,706         2,109,255       1,944,385     101,374
 Expense reduction (Note 2)                  (195,035)           (31)       (153,145)          (90,378)       (122,126)    (27,476)
 ....................................................................................................................................

Net expenses                                4,523,874      1,331,327       2,882,561         2,018,877       1,822,259      73,898
 ....................................................................................................................................

Net investment income (loss)               42,109,222     12,801,231      20,963,802        19,521,438         (63,494)     90,233

 ....................................................................................................................................

 Net realized gain (loss) on investments   18,842,378             --       8,864,746        10,702,316      (2,172,687)   (281,038)
  (Notes 1 and 3)
 Net realized loss on future contract              --             --              --                --              --          --
  (Notes 1 and 3)
 Net realized gain (loss) on written
  options (Notes 1 and 3)                          --             --              --            39,230              --          --
 Net realized gain (loss) on forward
  currency contracts and
  foreign currency translation (Note 1)     1,501,338             --          (1,869)       (4,573,184)           (510)    129,076)
 Net unrealized appreciation
  (depreciation) on forward currency
  contracts and foreign currency
  translation during the year                (232,869)            --             581           304,988             (19)    297,544
 Net unrealized appreciation of
  investments, futures, written
  options, and TBA sale commitments
  during the year                          63,045,143             --      90,894,237        16,868,215      90,775,590     346,527
 ....................................................................................................................................

Net gain on investments                    83,155,990             --      99,757,695        23,341,565      88,602,374     492,109
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting
 from operations                         $125,265,212    $12,801,231    $120,721,497       $42,863,003     $88,538,880   $ 582,342
------------------------------------------------------------------------------------------------------------------------------------

*From May 1, 1995 (commencement of operations) to December 31, 1995.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST

Statements of Changes in Net Assets
-------------------------------------------------------------------------------


                                      PCM Voyager Fund                PCM Global Growth Fund            PCM Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------------------

                                   Year ended December 31             Year ended December 31              Year ended December 31
                                   1995              1994              1995              1994             1995              1994
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net
assets Operations:
Net investment income (loss) $   7,023,583    $    3,343,307       $ 10,726,278    $  6,698,732    $   84,127,619    $  62,012,990
 ....................................................................................................................................

Net realized gain (loss)
 on investment and
 foreign currency
 transactions                  111,497,412        23,119,443         27,182,770       9,837,464       149,378,098       28,738,990
 ....................................................................................................................................

Net unrealized appreciation
 (depreciation) of investment
 transactions and assets and
 liabilities in foreign
 currencies                    371,780,860        (9,860,844)        70,328,980     (25,364,720)      540,953,657      (86,913,187)
 ....................................................................................................................................

Net increase (decrease) in
 net assets resulting
 from operations                490,301,855        16,601,906        108,238,028      (8,828,524)      774,459,374       3,838,793
 ....................................................................................................................................

Distributions to shareholders:
 From net investment income      (3,305,106)       (1,560,454)        (5,241,911)     (1,755,654)      (61,294,430)    (34,766,658)
 ....................................................................................................................................

From net realized gain on
 investments                    (24,368,992)      (12,726,366)       (12,181,203)       (596,922)      (34,820,960)    (52,663,954)
 ....................................................................................................................................

In excess of realized gain               --                --                 --              --                --              --
 ....................................................................................................................................

Increase (decrease) from
 capital share transactions
 (Note 4)                       510,632,179       349,459,007         70,957,272     328,215,958       726,581,767     583,590,581
 ....................................................................................................................................

Total increase (decrease)
 in net assets                  973,259,936       351,774,093        161,772,186     317,034,858     1,404,925,751     499,998,762
 ....................................................................................................................................

Net assets:
 Beginning of period          1,026,972,444       675,198,351        669,820,831     352,785,973     1,907,380,353   1,407,381,591
 ....................................................................................................................................

 End of period               $2,000,232,380    $1,026,972,444       $831,593,017    $669,820,831    $3,312,306,104  $1,907,380,353
 ....................................................................................................................................

Undistributed net
 Investment income,
 end of period               $    6,843,926    $    3,066,110       $  9,392,474    $  4,411,370    $   82,592,880  $   60,139,264
 ....................................................................................................................................




  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              PCM Global Asset Allocation Fund           PCM High Yield Fund           PCM U.S. Government and High
                                                                                                            Quality Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

                                   Year ended December 31               Year ended December 31            Year ended December 31
                                   1995               1994              1995              1994            1995            1994
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net
assets Operations
 Net investment income (loss)      $ 15,376,527    $ 12,074,472        $ 39,168,582    $ 31,147,134    $ 42,109,222    $ 42,250,167
 ....................................................................................................................................

 Net realized gain (loss)
  on investment and foreign
  currency transactions              30,375,882      (6,770,122)         (3,056,512)     (2,313,782)     20,343,716     (27,041,922)
 ....................................................................................................................................

 Net unrealized appreciation
  (depreciation) of investment
  transactions and assets and
  liabilities in foreign
  currencies                         56,425,021     (14,795,291)         32,473,048     (31,597,378)     62,812,274     (39,147,476)
 ....................................................................................................................................

Net increase (decrease) in
 net assets resulting
 from operations                    102,177,430      (9,490,941)         68,585,118      (2,764,026)    125,265,212     (23,939,231)
 ....................................................................................................................................

Distributions to shareholders:
 From net investment income          (7,825,970)     (7,190,360)        (32,248,315)    (19,436,636)    (42,687,165)    (35,768,463)
 ....................................................................................................................................

 From net realized gain on
  investments                                --     (10,884,564)                 --      (3,384,907)             --     (11,557,390)
 ....................................................................................................................................

 In excess of realized gain                  --        (611,925)                 --        (573,225)             --              --
 ....................................................................................................................................

 Increase (decrease) from
 capital share transactions
 (Note 4)                            27,092,126     145,093,833         135,010,928      61,541,336      23,988,472     (23,663,035)
 ....................................................................................................................................

Total increase (decrease)
 in net assets                      121,443,586     116,916,043         171,347,731      35,382,542     106,566,519     (94,928,119)
 ....................................................................................................................................

Net assets:
 Beginning of period                414,222,794     297,306,751         327,119,421     291,736,879     640,457,595     735,385,714
 ....................................................................................................................................

 End of period                     $535,666,380    $414,222,794        $498,467,152    $327,119,421    $747,024,114    $640,457,595
 ....................................................................................................................................

 Undistributed net investment
  income, end of period            $ 13,978,178    $  8,082,455        $ 37,603,875    $ 30,924,066    $ 44,995,834    $ 42,245,471
 ....................................................................................................................................



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST

Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                            PCM Money Market Fund            PCM Utilities Growth        PCM Diversified Income Fund
                                                                               and Income Fund
------------------------------------------------------------------------------------------------------------------------------------

                                            Year ended December 31          Year ended December 31          Year ended December 31
                                             1995            1994            1995            1994            1995            1994
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations
 Net investment income (loss)           $ 12,801,231    $  8,999,035    $ 20,963,802    $ 21,368,057    $ 19,521,438   $ 13,909,473
 ....................................................................................................................................

 Net realized gain (loss) on investment
  and foreign currency transactions               --              --       8,862,877     (13,986,615)      6,168,362   (10,118,686)
 ....................................................................................................................................

 Net unrealized appreciation
  (depreciation) of investment
  transactions and assets and
  liabilities in foreign currencies               --              --      90,894,818     (38,349,785)     17,173,203   (11,419,826)
 ....................................................................................................................................

 Net increase (decrease) in net assets
  resulting from operations               12,801,231       8,999,035     120,721,497     (30,968,343)     42,863,003    (7,629,039)
 ....................................................................................................................................

Distributions to shareholders:
 From net investment income              (12,801,231)     (8,999,035)    (20,768,768)    (12,928,125)    (11,017,722)     (923,710)
 ....................................................................................................................................

 From net realized gain on investments            --              --              --      (4,398,593)             --        (1,329)
 ....................................................................................................................................

 In excess of realized gain                       --              --              --        (227,097)             --       (28,981)
 ....................................................................................................................................

 Return of capital                                --              --              --              --              --            --
 ....................................................................................................................................

Increase (decrease) from capital share
 transactions (Note 4)                    19,149,356     114,734,579      46,338,634     (10,589,285)     55,940,183   144,069,370
 ....................................................................................................................................

Total increase (decrease) in net assets   19,149,356     114,734,579     146,291,363     (59,111,443)     87,785,464   135,486,311
 ....................................................................................................................................

Net assets:
 Beginning of period                     244,063,943     129,329,364     384,169,323     443,280,766     215,935,329    80,449,018
 ....................................................................................................................................

 End of period                          $263,213,299    $244,063,943    $530,460,686    $384,169,323    $303,720,793  $215,935,329
 ....................................................................................................................................

Undistributed net investment income,
 end of period                          $         --    $         --    $ 20,548,328    $ 20,383,278    $ 19,613,479  $ 11,319,097
 ....................................................................................................................................




  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                                           PCM New Opportunities Fund      PCM Asia
                                                                            Pacific
                                                                          Growth Fund
--------------------------------------------------------------------------------------
                                            Year ended    Period ended   Period ended
                                           December 31     December 31    December 31
                                               1995           1994*         1995**
--------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations
 Net investment income (loss)              $    (63,494)   $     7,783    $    90,233
 ......................................................................................
 Net realized gain (loss) on investment
  and foreign currency transactions          (2,173,197)       208,404       (151,962)
 ......................................................................................
Net unrealized appreciation
 (depreciation) of investment
 transactions and assets and
 liabilities in foreign currencies           90,775,571      2,773,281        644,071
 .....................................................................................
 Net increase (decrease) in net assets
  resulting from operations                  88,538,880      2,989,468        582,342
 ......................................................................................
Distributions to shareholders:
 From net investment income                      (7,784)            --             --
 ......................................................................................
 From net realized gain on investments         (208,404)            --             --
 ......................................................................................
 In excess of realized gain                     (63,823)            --             --
 ......................................................................................
 Return of capital                              (73,542)            --             --
 ......................................................................................
Increase (decrease) from capital share
 transactions (Note 4)                      358,331,301     65,602,528     24,462,271
 ......................................................................................
Total increase (decrease) in net assets     446,516,628     68,591,996     25,044,613
 ......................................................................................
Net assets:
 Beginning of period                         68,591,996             --             --
 ......................................................................................
 End of period                             $515,108,624    $68,591,996    $25,044,613
 ......................................................................................
Undistributed net investment income,
 end of period                             $         --    $     7,145    $   260,391
 ......................................................................................

* From May 2, 1994 (commencement of operations) to December 31, 1994. ** From May 1, 1995 (commencement of operations) to December 31, 1995.



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST

Financial Highlights


-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Investment Operations
                                                                                             Net
                                                                                             Realized and
                                                                                             Unrealized
                                               Net Asset Value,          Net                 Gain (Loss)           Total from
                                               Beginning of              Investment          on                    Investment
Period ended                                   Period                    Income              Investments           Operations
-----------------------------------------------------------------------------------------------------------------------------------
PCM Voyager Fund
December 31, 1995                                   $22.20                  $  .10               $ 8.76              $ 8.86
December 31, 1994                                    22.41                     .07                  .14                 .21
December 31, 1993                                    19.21                     .04                 3.50                3.54
December 31, 1992                                    17.94                     .07                 1.72                1.79
December 31, 1991                                    12.58                     .11(a)              5.61                5.72
------------------------------------------------------------------------------------------------------------------------------------

PCM Global Growth Fund
December 31, 1995                                   $13.48                  $  .20               $ 1.85              $ 2.05
December 31, 1994                                    13.68                     .13                 (.26)               (.13)
December 31, 1993                                    10.48                     .08                 3.28                3.36
December 31, 1992                                    10.61                     .10                 (.14)               (.04)
December 31, 1991                                     9.32                     .11                 1.28                1.39
-----------------------------------------------------------------------------------------------------------------------------------
PCM Growth and Income Fund
December 31, 1995                                   $16.44                  $  .53               $ 5.31              $ 5.84
December 31, 1994                                    17.38                     .50                 (.48)                .02
December 31, 1993                                    15.93                     .38                 1.83                2.21
December 31, 1992                                    15.33                     .39                 1.04                1.43
December 31, 1991                                    13.51                     .43                 2.09                2.52
-----------------------------------------------------------------------------------------------------------------------------------
PCM Global Asset Allocation Fund
December 31, 1995                                   $13.19                  $  .47               $ 2.74              $ 3.21
December 31, 1994                                    14.29                     .35                 (.71)               (.36)
December 31, 1993                                    12.92                     .30                 1.87                2.17
December 31, 1992                                    12.77                     .35                  .41                 .76
December 31, 1991                                    11.28                     .45                 1.64                2.09
-----------------------------------------------------------------------------------------------------------------------------------
PCM High Yield Fund
December 31, 1995                                   $11.46                  $  .91               $ 1.05              $ 1.96
December 31, 1994                                    12.53                    1.05                (1.17)               (.12)
December 31, 1993                                    11.17                     .73                 1.37                2.10
December 31, 1992                                    10.12                    1.26                  .59                1.85
December 31, 1991                                     7.91                     .85                 2.47                3.32
-----------------------------------------------------------------------------------------------------------------------------------
PCM U.S. Government and High
  Quality Bond Fund
December 31, 1995                                   $12.22                  $  .81               $ 1.56              $ 2.37
December 31, 1994                                    13.53                     .81                (1.24)               (.43)
December 31, 1993                                    12.85                     .63                  .78                1.41
December 31, 1992                                    12.57                     .60                  .28                 .88
December 31, 1991                                    11.36                     .56                 1.31                1.87
-----------------------------------------------------------------------------------------------------------------------------------
PCM Money Market Fund
December 31, 1995                                  $  1.00                  $.0533               $   --              $.0533
December 31, 1994                                     1.00                   .0377                   --               .0377
December 31, 1993                                     1.00                   .0276                   --               .0276
December 31, 1992                                     1.00                   .0352                   --               .0352
December 31, 1991                                     1.00                   .0575                .0001               .0576
-----------------------------------------------------------------------------------------------------------------------------------
PCM Utilities Growth and
  Income Fund
December 31, 1995                                   $10.68                  $  .53               $ 2.65              $ 3.18
December 31, 1994                                    12.00                     .60                (1.44)               (.84)
December 31, 1993                                    10.71                     .30                 1.13                1.43
December 31, 1992*                                   10.00                     .15(b)               .56                 .71
-----------------------------------------------------------------------------------------------------------------------------------
PCM Diversified Income Fund
December 31, 1995                                   $ 9.74                  $  .71               $ 1.09              $ 1.80
December 31, 1994                                    10.23                     .61                (1.04)               (.43)
December 31, 1993**                                  10.00                     .06                  .17                 .23
-----------------------------------------------------------------------------------------------------------------------------------
PCM New Opportunities Fund
December 31, 1995                                   $10.82                  $   --               $ 4.84              $ 4.84
December 31, 1994***                                 10.00                      --(b)               .82                 .82
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                               Less Distributions
                                                                         From                In Excess
                                               From                      Net                 of Net
                                               Net                       Realized            Realized              Return
                                               Investment                Gain on             Gain on               of
Period ended                                   Income                    Investment          Investment            Capital
-----------------------------------------------------------------------------------------------------------------------------------
PCM Voyager Fund
December 31, 1995                                   $  (.07)                $  (.49)             $  --               $  --
December 31, 1994                                      (.05)                   (.37)                --                  --
December 31, 1993                                      (.07)                   (.27)                --                  --
December 31, 1992                                      (.08)                   (.44)                --                  --
December 31, 1991                                      (.12)                   (.24)                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
PCM Global Growth Fund
December 31, 1995                                   $  (.11)                $  (.24)             $  --               $  --
December 31, 1994                                      (.05)                   (.02)                --                  --
December 31, 1993                                      (.16)                     --                 --                  --
December 31, 1992                                      (.09)                     --                 --                  --
December 31, 1991                                      (.10)                     --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
PCM Growth and Income Fund
December 31, 1995                                   $  (.51)                $  (.30)             $  --               $  --
December 31, 1994                                      (.38)                   (.58)                --                  --
December 31, 1993                                      (.39)                   (.37)                --                  --
December 31, 1992                                      (.42)                   (.41)                --                  --
December 31, 1991                                      (.53)                   (.17)                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
PCM Global Asset Allocation Fund
December 31, 1995                                   $  (.25)                $    --              $  --               $  --
December 31, 1994                                      (.29)                   (.43)              (.02)                 --
December 31, 1993                                      (.55)                   (.25)                --                  --
December 31, 1992                                      (.42)                   (.19)                --                  --
December 31, 1991                                      (.54)                   (.06)                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
PCM High Yield Fund
December 31, 1995                                   $ (1.05)                $    --              $  --               $  --
December 31, 1994                                      (.79)                   (.14)              (.02)                 --
December 31, 1993                                      (.74)                     --                 --                  --
December 31, 1992                                      (.80)                     --                 --                  --
December 31, 1991                                     (1.11)                     --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
PCM U.S. Government and High
  Quality Bond Fund
December 31, 1995                                   $  (.85)                $    --              $  --               $  --
December 31, 1994                                      (.66)                   (.22)                --                  --
December 31, 1993                                      (.61)                   (.12)                --                  --
December 31, 1992                                      (.54)                   (.06)                --                  --
December 31, 1991                                      (.66)                     --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
PCM Money Market Fund
December 31, 1995                                   $(.0533)                $    --              $  --               $  --
December 31, 1994                                    (.0377)                     --                 --                  --
December 31, 1993                                    (.0276)                     --                 --                  --
December 31, 1992                                    (.0352)                     --                 --                  --
December 31, 1991                                    (.0575)                 (.0001)                --                  --
------------------------------------------------------------------------------------------------------------------------------------

PCM Utilities Growth and
  Income Fund
December 31, 1995                                   $  (.58)                $    --              $  --               $  --
December 31, 1994                                      (.35)                   (.12)              (.01)                 --
December 31, 1993                                      (.12)                   (.02)                --                  --
December 31, 1992*                                       --                      --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
PCM Diversified Income Fund
December 31, 1995                                   $  (.51)                $    --              $  --               $  --
December 31, 1994                                      (.06)                     --                 --                  --
December 31, 1993**                                      --                      --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
PCM New Opportunities Fund
December 31, 1995                                   $    --                   $(.02)             $  --               $(.01)
December 31, 1994***                                     --                      --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------

See page 108 for Notes to Financial Highlights.

-----------------------------------------------------------------------------------------------------------------------------------
                                    Total                                                          Ratio of Net
                                    Investment                                Ratio of             Investment
                                    Return at          Net Assets,            Expenses             Income to
Total            Net Asset Value,   Net Asset          End of Period          to Average Net       Average Net    Portfolio
Distributions    End of Period      Value(%)(c)        (in thousands)         Assets(%)(e)         Assets(%)      Turnover(%)
-----------------------------------------------------------------------------------------------------------------------------------
     $(.56)           $30.50           40.67              $2,000,232                .68                 .49          57.51
      (.42)            22.20            1.04               1,026,972                .71                 .40          62.44
      (.34)            22.41           18.70                 675,198                .66                 .33          55.85
      (.52)            19.21           10.36                 317,225                .75                 .56          48.17
      (.36)            17.94           46.09                 156,741                .81                 .78          55.04
-----------------------------------------------------------------------------------------------------------------------------------

     $(.35)           $15.18           15.67              $  831,593                .75                1.49          82.53
      (.07)            13.48            (.96)                669,821                .77                1.21          41.55
      (.16)            13.68           32.40                 352,786                .75                1.38          47.00
      (.09)            10.48            (.36)                 86,854                .85                1.82          59.68
      (.10)            10.61           15.01                  40,183                .99                2.01          48.67
------------------------------------------------------------------------------------------------------------------------------------


     $(.81)           $21.47           36.71              $3,312,306                .57                3.34          50.87
      (.96)            16.44            0.35               1,907,380                .62                3.64          46.43
      (.76)            17.38           14.27               1,407,382                .64                3.49          62.63
      (.83)            15.93            9.75                 641,508                .69                3.79          39.58
      (.70)            15.33           19.05                 325,861                .72                4.37          37.94
-----------------------------------------------------------------------------------------------------------------------------------

     $(.25)           $16.15           24.71              $  535,666                .84                3.31         150.88
      (.74)            13.19           (2.50)                414,223                .76                3.19         150.21
      (.80)            14.29           17.48                 297,307                .72                3.28         192.48
      (.61)            12.92            6.29                 134,667                .79                3.84         141.87
      (.60)            12.77           19.02                  82,071                .87                4.55          77.31
-----------------------------------------------------------------------------------------------------------------------------------

     $(1.05)          $12.37           18.32              $  498,467                .79                9.42          69.78
       (.95)           11.46            (.94)                327,119                .74                9.79          62.09
       (.74)           12.53           19.57                 291,737                .67                9.88          85.59
       (.80)           11.17           18.98                 118,804                .71               11.53          84.24
      (1.11)           10.12           44.83                  42,823                .92               12.64         104.62
-----------------------------------------------------------------------------------------------------------------------------------

     $(.85)           $13.74           20.44              $  747,024                .70                6.22         149.18
      (.88)            12.22           (3.23)                640,458                .67                6.24         118.34
      (.73)            13.53           11.28                 735,386                .64                6.16          94.01
      (.60)            12.85            7.49                 435,906                .70                6.98          45.82
      (.66)            12.57           17.28                 229,306                .74                7.57          59.29
-----------------------------------------------------------------------------------------------------------------------------------

   $(.0533)           $ 1.00           5.46               $  263,213                .57                5.43            --
    (.0377)             1.00           3.82                  244,064                .55                3.90            --
    (.0276)             1.00           2.79                  129,329                .42                2.77            --
    (.0352)             1.00           3.57                  105,694                .48                3.49            --
    (.0576)             1.00           5.92                   78,568                .50                5.74            --
------------------------------------------------------------------------------------------------------------------------------------


     $(.58)           $13.28           31.08              $  530,461                .68                4.72          60.33
      (.48)            10.68           (7.02)                384,169                .68                5.23          84.88
      (.14)            12.00           13.42                 443,281                .69                5.02          50.79
        --             10.71            7.10(d)               83,522                .64(b)(d)          3.43(b)(d)    19.29(d)
---------------------------------------------------------------------------------------------------------------------------------

     $(.51)           $11.03           19.13              $  303,721                .85                7.85         297.17
      (.06)             9.74           (4.23)                215,935                .80                7.60         165.17
       --              10.23            2.30(d)               80,449                .28(d)             1.45(d)       40.83(d)
-----------------------------------------------------------------------------------------------------------------------------------

     $(.03)           $15.63           44.87              $  515,109                .84                (.03)         30.87
        --             10.82            8.20(d)               68,592                .47(b)(d)           .03(b)(d)    32.77(d)
-----------------------------------------------------------------------------------------------------------------------------------


PUTNAM CAPITAL MANAGER TRUST

Financial Highlights


-----------------------------------------------------------------------------------------------------------------------------------

                                          Investment Operations                    Less Distributions
                                                     Net
                                                     Realized and                             From           In Excess
                                                     Unrealized                   From        Net            of Net
                        Net Asset Value, Net         Gain (Loss)    Total from    Net         Realized       Realized      Return
                        Beginning of     Investment  on             Investment    Investment  Gain on        Gain on       of
Period ended            Period           Income      Investments    Operations    Income      Investments    Investments   Capital
-----------------------------------------------------------------------------------------------------------------------------------
PCM Asia Pacific Growth
 Fund
December 31, 1995****       $10.00        $.06(a)(b)      $.17         $.23          $--          $--           $--        $--
-----------------------------------------------------------------------------------------------------------------------------------

*   For the period May 4, 1992 (commencement of operations) to December 31,
    1992.
** For the period September 15, 1993 (commencement of operations) to December 31, 1993.
*** For the period May 2, 1994 (commencement of operations) to December 31,
    1994.
****For the period May 1, 1995 (commencement of operations) to December 31,
    1995.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of PCM Utilities Growth and Income Fund for the period ended December 31, 1992 reflect a reduction of approximately $0.01 per share, expenses of PCM New Opportunities Fund for the period ended December 31, 1994 reflect a reduction of approximately $0.02 per share, and expenses of PCM Asia Pacific Growth Fund for the period ended December 31, 1995 reflect a reduction of approximately $0.03 per share.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Not annualized.
(e) The ratio of expenses to average net assets for the period ended December 31, 1995 includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).


------------------------------------------------------------------------------------------------------------------------------------

                                     Total                                                     Ratio of Net
                                     Investment      Net Assets,       Ratio of                Investment
                                     Return at       End of            Expenses                Income to
Total            Net Asset Value,    Net Asset       Period (in        to Average Net          Average Net          Portfolio
Distributions    End of Period       Value(%)(c)     thousands)        Assets(%)(e)            Assets(%)            Turnover(%)
-----------------------------------------------------------------------------------------------------------------------------------
   $--               $10.23             2.30(d)        $25,045            .81(b)(d)               .72(b)(d)           67.72(d)
-----------------------------------------------------------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST

Notes to Financial Statements
December 31, 1995

NOTE 1
SIGNIFICANT
ACCOUNTING
POLICIES

Putnam Capital Manager (the "Trust") is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company (except for PCM Utilities Growth and Income Fund, which is non-diversified) which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of shares of beneficial interest. The Trust currently offers the following eleven funds: PCM Voyager Fund, PCM Global Growth Fund, PCM Growth and Income Fund, PCM Global Asset Allocation Fund, PCM High Yield Fund, PCM U.S. Government and High Quality Bond Fund, PCM Money Market Fund, PCM Utilities Growth and Income Fund, PCM Diversified Income Fund, PCM New Opportunities Fund and PCM Asia Pacific Growth Fund. The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements are in conformity with generally accepted accounting principles and require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

A) Security valuation For all funds other than PCM Money Market Fund, investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market on which such securities are traded, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. (See Sections H and I with respect to the valuation of options, forward currency contracts and futures.)

The valuation of PCM Money Market Fund's portfolio is determined by means of the amortized cost method, which approximates market value, as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the funds' Manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The funds, or any joint trading account, through their custodian, receive delivery of the underlying securities, the market value of which at the time of purchase is required to be at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to 102% of the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

E) TBA purchase commitments Each fund,(except for PCM Money Market Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities they own. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although a fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

F) TBA sale commitments Each fund, (except PCM Money Market Fund) may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

G) Foreign currency translation The accounting records of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Trust after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The Trust does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

H) Forward currency contracts Each fund, except PCM Money Market Fund, may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward cur-rency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

I) Futures and options contracts Each fund (other than PCM High Yield Fund and PCM Money Market Fund) may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. Each fund (other than PCM High Yield Fund and PCM Money Market Fund) may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

J) Federal income taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held.

At December 31, 1995 the following funds had captial loss carryovers, which will expire on the following dates:

                                               Loss Carryover  Expiration Date
--------------------------------------------------------------------------------
PCM High Yield Fund                            $ 1,850,724         12/31/02
                                                 4,923,971         12/31/03
PCM U.S. Government and High
 Quality Bond Fund                              10,341,978         12/31/02
PCM Utilities Growth and Income
 Fund                                            4,780,803         12/31/02
PCM Diversified Income Fund                      1,395,150         12/31/02
PCM New Opportunities Fund                       1,755,633         12/31/03
PCM Asia Pacific Growth Fund                       202,247         12/31/03
--------------------------------------------------------------------------------

These capital loss carryovers may be used to offset realized gains, if any.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the funds on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of gains and losses on passive foreign investment companies, losses on wash sale transactions, timing of recognition of certain gains and losses, return of capital dividends received by the funds, utilization of a capital loss carryover, defaulted bond income, interest on payment-in-kind securities, realized foreign currency gains and losses, amortization of certain bond premiums and market discounts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1995, the fund reclassified the following amounts:

                                                     Accumulated
                                     Undistributed   Net Realized
                                     Net             Gain on
                                     Investment      Investment     Paid-in-
                                     Income          Transactions   Capital
--------------------------------------------------------------------------------
PCM Voyager Fund                           $59,339           $778      $(60,117)
PCM Global Growth Fund                    (503,263)     5,832,290    (5,329,027)
PCM Growth and Income Fund                (379,573)       154,933       224,640
PCM Global Asset Allocation
 Fund                                   (1,654,834)     1,628,125        26,709
PCM High Yield Fund                       (240,458)      (299,398)      539,856
PCM U.S. Government and
 High Quality Bond Fund                  3,328,306     (3,328,306)           --
PCM Money Market Fund                           --             --            --
PCM Utilities Growth and
 Income Fund                               (29,984)       185,589      (155,605)
PCM Diversified Income Fund               (209,334)       224,643       (15,309)
PCM New Opportunities Fund                  64,133            510       (64,643)
PCM Asia Pacific Growth Fund               170,158       (129,075)      (41,083)
--------------------------------------------------------------------------------

The calculation of net investment income per share in the financial highlights table excludes these adjustments.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Beneficial Interest At December 31, 1995, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. From 93% to almost 100% of each fund is owned by accounts of one group of insurance companies.

NOTE 2  MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is payable quarterly based on the average net assets of the funds for the quarter. The following summarizes the management fee rates in effect at December 31, 1995:


                                                                            Rate
----------------------------------------------------------------------------------------------------------------------------------
PCM Global Growth Fund and                                                  .60%
PCM Utilities Growth and Income Fund
 ..................................................................................................................................
PCM Voyager Fund, PCM  Global Asset Allocation Fund,                        .70% of the first $500 million of average net assets,
PCM High Yield Fund, PCM Diversified Income Fund and                        .60% of the next $500 million
PCM New Opportunities Fund                                                  .55% of the next $500 million and
                                                                            .50% of any amount over $1.5 billion
 ..................................................................................................................................
PCM Growth and Income Fund                                                  .65% of the first $500 million of average net assets,
                                                                            .55% of the next $500 million
                                                                            .50% of the next $500 million and
                                                                            .45% of any amount over $1.5 billion
 ..................................................................................................................................
PCM U.S. Government and High Quality Bond Fund*                             .65% of the first $500 million of average net assets,
                                                                            .55% of the next $500 million
                                                                            .50% of the next $500 million
                                                                            .45% of the next $5 billion
                                                                            .425% of the next $5 billion
                                                                            .405% of the next $5 billion
                                                                            .39% of the next $5 billion and
                                                                            .38% of any excess thereafter.
 ..................................................................................................................................
PCM Money Market Fund                                                       .45% of the first $500 million of average net assets,
                                                                            .35% of the next $500 million
                                                                            .30% of the next $500 million and
                                                                            .25% of any amount over $1.5 billion
 ..................................................................................................................................
PCM Asia Pacific Growth Fund                                                .80% of the first $500 million of average net assets,
                                                                            .70% of the next $500 million
                                                                            .65% of the next $500 million
                                                                            .60% of the next $5 billion
                                                                            .575% of the next $5 billion
                                                                            .555% of the next $5 billion
                                                                            .54% of the next $5 billion and
                                                                            .53% of any excess thereafter.
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Prior to July 13, 1995, management fees for the PCM U.S. Government and High Quality Bond Fund was .60% of the average net assets of the fund.

--------------------------------------------------------------------------------
Putnam Management has voluntarily agreed to limit expenses of PCM New Opportunities Fund and PCM Asia Pacific Growth Fund to an annual rate of 1.2% of the funds' average daily net assets. The funds' expenses subject to this limitation are exclusive of brokerage, interest, taxes, insurance, amortization of deferred organization expenses, extraordinary expenses and credits from Putnam Fiduciary Trust Company ("PFTC"), a wholly-owned subsidiary of Putnam Investments, Inc., if any. For PCM New Opportunities Fund this limitation expired on April 30, 1995 and for PCM Asia Pacific Growth Fund, this limitation will expire on April 30, 1996.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of PCM Global Asset Allocation Fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund.

The Trust reimburses Putnam Management for the compensation and related expenses of certain officers of the Trust and their staff who provide administrative services to the Trust. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for each fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended December 31, 1995, each fund's expenses were reduced by the following amounts under expense offset arrangements with PFTC and brokerage service arrangements.

PCM Voyager Fund                                                 $289,321
PCM Global Growth Fund                                            142,117
PCM Growth and Income Fund                                        505,326
PCM Global Asset Allocation Fund                                   49,223
PCM High Yield Fund                                               131,814
PCM U.S. Government and High Quality                              195,035
 Bond Fund
PCM Money Market Fund                                                  31
PCM Utilities Growth and Income Fund                              153,145
PCM Diversified Income Fund                                        90,378
PCM New Opportunties Fund                                         122,126
PCM Asia Pacific Growth Fund                                       27,476

Investor servicing and custodian fees reported in the Statement of Operations exclude these credits. Each fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the Trust receive an annual Trustees fee of $14,650 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended December 31, 1995, each fund adopted a Trustee Fee Deferral Plan (the ''Plan'') which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in each fund and are invested in each fund or in other Putnam funds until distribution in accordance with the Plan.

NOTE 3 PURCHASES AND SALES OF
SECURITIES

During the year ended December 31, 1995, purchases and sales of investment securities (other than short-term investments) were as follows:

                                             U.S. Government
                                               Obligations                         Other Securities
-----------------------------------------------------------------------------------------------------------
                                         Purchases       Sales              Purchases         Sales
-----------------------------------------------------------------------------------------------------------
PCM Voyager Fund                        $         --  $         --       $1,290,885,375  $  788,999,351
PCM Global Growth Fund                            --            --          632,544,361     566,471,100
PCM Growth and Income Fund                        --            --        1,755,905,806   1,199,280,568
PCM Global Asset Allocation Fund         238,750,640   228,040,083          419,284,781     423,774,630
PCM High Yield Fund                               --            --          410,407,980     274,466,786
PCM U.S. Government and High Quality     806,730,489   826,017,085          219,783,442     166,116,510
 Bond Fund
PCM Utilities Growth and Income Fund       1,834,213    19,109,756          309,318,474     240,395,138
PCM Diversified Income Fund              454,628,863   427,528,586          287,107,826     272,645,826
PCM New Opportunities Fund                        --            --          392,819,988      70,990,265
PCM Asia Pacific Growth Fund                      --            --           31,871,800       8,167,581
-----------------------------------------------------------------------------------------------------------

PCM Money Market Fund: Purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $5,609,147,384 and $5,590,090,259, respectively.

In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the period are summarized as follows:

                                                   Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
PCM Global Asset Allocation Fund
Contracts outstanding at beginning of period           2,152,000           $  12,912
Options opened                                        18,188,000             238,386
Options expired                                      (20,340,000)           (251,298)
 .........................................................................................
Written options outstanding at end of period                  --           $      --
 .........................................................................................
PCM Diversified Income Fund
Contracts outstanding at beginning of period           3,317,000           $  19,902
Options opened                                        31,717,000             371,972
Options expired                                      (17,440,000)           (163,701)
Options closed                                       (17,594,000)           (228,173)
 .........................................................................................
Written options outstanding at end of period                  --           $      --
 .........................................................................................
PCM High Yield Fund
Contracts outstanding at beginning of period                  --           $      --
Options opened                                         1,900,000              29,391
Options closed                                        (1,900,000)            (29,391)
-----------------------------------------------------------------------------------------
Written options outstanding at end of period                  --           $      --
-----------------------------------------------------------------------------------------

NOTE 4 CAPITAL SHARES

At December 31, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                                                     Year ended December 31
--------------------------------------------------------------------------------------------------------------------------------
                                                                             1995                         1994
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
PCM Voyager Fund
Shares sold                                                          20,723,279   $ 546,895,857   18,624,849   $403,394,414
Shares issued in connection with reinvestment of distributions        1,179,126      27,674,098      691,520     14,286,820
Shares repurchased                                                   (2,590,280)    (63,937,776)  (3,187,363)   (68,222,227)
 .................................................................................................................................
Net increase                                                         19,312,125   $ 510,632,179   16,129,006   $349,459,007
 .................................................................................................................................
PCM Global Growth Fund
Shares sold                                                          12,808,443   $ 178,822,459   26,805,651   $367,790,812
Shares issued in connection with reinvestment of distributions        1,356,940      17,423,114      177,956      2,352,576
Shares repurchased                                                   (9,069,293)   (125,288,301)  (3,078,714)   (41,927,430)
 .................................................................................................................................
Net increase                                                          5,096,090   $  70,957,272   23,904,893   $328,215,958
 .................................................................................................................................
PCM Growth and Income Fund
Shares sold                                                          34,911,574   $ 670,155,121   30,722,147   $517,085,888
Shares issued in connection with reinvestment of distributions        5,584,857      96,115,390    5,555,183     87,430,613
Shares repurchased                                                   (2,229,560)    (39,688,744)  (1,260,962)   (20,925,920)
 .................................................................................................................................
Net increase                                                         38,266,871   $ 726,581,767   35,016,368   $583,590,581
 .................................................................................................................................
PCM Global Asset Allocation Fund
Shares sold                                                           3,576,518   $  53,113,182   10,087,974   $138,456,443
Shares issued in connection with reinvestment of distributions          572,911       7,825,970    1,427,199     18,686,849
Shares repurchased                                                   (2,388,987)    (33,847,026)    (914,728)   (12,049,459)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                          1,760,442   $  27,092,126   10,600,445   $145,093,833
---------------------------------------------------------------------------------------------------------------------------------


                                                                                     Year ended December 31
--------------------------------------------------------------------------------------------------------------------------------
                                                                             1995                         1994
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
PCM High Yield Fund
Shares sold                                                          20,402,208   $ 237,744,815    16,441,517   $ 193,499,645
Shares issued in connection with reinvestment of distributions        2,953,143      32,248,315     2,029,498      23,394,768
Shares repurchased                                                  (11,586,104)   (134,982,202)  (13,214,755)   (155,353,077)
 .................................................................................................................................
Net increase                                                         11,769,247   $ 135,010,928     5,256,260   $  61,541,336
 .................................................................................................................................
PCM U.S. Government and High Quality Bond Fund
Shares sold                                                           8,879,875   $ 113,577,691     5,684,034   $  71,882,815
Shares issued in connection with reinvestment of distributions        3,575,140      42,687,165     3,849,672      47,325,853
Shares repurchased                                                  (10,513,126)   (132,276,384)  (11,468,847)   (142,871,703)
 .................................................................................................................................
Net increase (decrease)                                               1,941,889   $  23,988,472    (1,935,141)  $ (23,663,035)
 .................................................................................................................................
PCM Money Market Fund
Shares sold                                                                  --   $ 343,877,495            --   $ 410,265,816
Shares issued in connection with reinvestment of distributions               --      12,801,231            --       8,999,035
Shares repurchased                                                           --    (337,529,370)           --    (304,530,272)
 .................................................................................................................................
Net increase                                                                 --   $  19,149,356            --   $ 114,734,579
 .................................................................................................................................
PCM Utilities Growth and Income Fund
Shares sold                                                           5,530,720   $  65,418,199     3,208,077   $  35,739,664
Shares issued in connection with reinvestment of distributions        1,939,194      20,768,768     1,639,007      17,553,815
Shares repurchased                                                   (3,483,831)    (39,848,333)   (5,806,839)    (63,882,764)
 .................................................................................................................................
Net increase (decrease)                                               3,986,083   $  46,338,634      (959,755)  $ (10,589,285)
 .................................................................................................................................
PCM Diversified Income Fund
Shares sold                                                           6,146,785   $  64,169,357    15,377,877   $ 154,718,245
Shares issued in connection with reinvestment of distributions        1,133,511      11,017,722        96,269         954,020
Shares repurchased                                                   (1,905,536)    (19,246,896)   (1,179,615)    (11,602,895)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                          5,374,760   $  55,940,183    14,294,531   $ 144,069,370
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       For the period
                                                                                                       May 2, 1994
                                                                                                     (commencement of
                                                                                                       operations) to
                                                                   Year ended December 31              December 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                             1995                         1994
---------------------------------------------------------------------------------------------------------------------------------
                                                                      Shares         Amount        Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
PCM New Opportunities Fund
Shares sold                                                           29,068,100    $ 388,540,076     8,196,685   $  84,798,479
Shares issued in connection with reinvestment of distributions            30,039          353,553            --              --
Shares repurchased                                                    (2,490,522)     (30,562,328)   (1,857,321)    (19,195,951)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                          26,607,617    $ 358,331,301     6,339,364   $  65,602,528
---------------------------------------------------------------------------------------------------------------------------------
                                                                        For the period
                                                                         May 1, 1995
                                                                       (commencement of
                                                                        operations) to
                                                                         December 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                             1995
---------------------------------------------------------------------------------------------------------------------------------
                                                                      Shares         Amount
---------------------------------------------------------------------------------------------------------------------------------
PCM Asia Pacific Growth Fund
Shares sold                                                           5,079,125      $  50,654,905
Shares issued in connection with reinvestment of distributions               --                 --
Shares repurchased                                                   (2,630,277)       (26,192,634)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                          2,448,848      $  24,462,271
---------------------------------------------------------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST

Results of July 13, 1995 shareholder meeting
PCM U.S. Government and High Quality Bond Fund

An annual meeting of shareholders of the fund was held on July 13, 1995.

A proposal to approve a new management contract, increasing the fees payable to Putnam Investment Management, Inc. was approved as follows: 30,980,367 votes for, and 18,968,965 votes against, with 3,931,489 abstentions and broker non-votes. All tabulations have been rounded to the nearest whole number.

                                                              ------------
Hartford Life Insurance Company                               BULK RATE
P.O. Box 2999                                                 U.S. Postage
Hartford, CT 06104-2999                                       Paid
                                                              Permit No. 1
                                                              Hartford, CT
                                                              ------------
FUND INFORMATION
Investment Manager
Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203
1-800-225-1581

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray

Independent Accountants
Arthur Andersen LLP
Price Waterhouse LLP

Trustees
George Putnam, Chairman,
William F. Pounds, Vice Chairman,
Jameson Adkins Baxter, Hans H. Estin,
John A. Hill, Elizabeth T. Kennan, Lawrence J. Lasser,
Robert E. Patterson, Donald S. Perkins,
George Putnam, III, Eli Shapiro, A.J.C. Smith,
W. Nicholas Thorndike

Separate Accounts
ITT Hartford Life
Insurance Companies

Underwriter
Hartford Equity Sales Company, Inc. (HESCO)
Hartford Securities Distribution Company, Inc. (HSD)

Putnam Investor Services has received the DALBAR. Quality Tested Service Seal for the past five years. In more than 10,000 tests of 55 shareholder service components. Putnam outperformed the industry standard in every category.

                                        [ITT HARTFORD LOGO APPEARS HERE]
22796   2/96
HL-12010-15
                                        PUTNAM INVESTMENTS


This report has been prepared for the contract owners of Putnam Capital Manager Trust Separate Account. Putnam Capital Manager Trust Separate Account Variable Life One. Putnam Capital Manager Trust Separate Account One. Putnam Capital Manager Trust Separate Account Two and Putnam Capital Manager Trust Separate Account Five. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the Separate Accounts' policies, charges, and other matters of interest for the prospective investor.